                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3990

                      Northwestern Mutual Series Fund, Inc.

               (Exact name of registrant as specified in charter)

              720 East Wisconsin Avenue, Milwaukee Wisconsin 53202

               (Address of principal executive offices) (Zip code)

     Barbara E. Courtney, Controller, Northwestern Mutual Series Fund, Inc.

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 35

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                Annual Report December 31, 2004
[LOGO] Northwestern Mutual(R)

          ---------------------------------------------------------

                Northwestern Mutual Series Fund, Inc.

                A Series Fund Offering Eighteen Portfolios

                . Small Cap Growth Stock Portfolio
                . T. Rowe Price Small Cap Value Portfolio
                . Aggressive Growth Stock Portfolio
                . International Growth Portfolio
                . Franklin Templeton International Equity Portfolio . AllianceBernstein Mid Cap Value Portfolio
                . Index 400 Stock Portfolio
                . Janus Capital Appreciation Portfolio
                . Growth Stock Portfolio
                . Large Cap Core Stock Portfolio
                . Capital Guardian Domestic Equity Portfolio
                . T. Rowe Price Equity Income Portfolio
                . Index 500 Stock Portfolio
                . Asset Allocation Portfolio
                . Balanced Portfolio
                . High Yield Bond Portfolio
                . Select Bond Portfolio
                . Money Market Portfolio

                     Northwestern Mutual Series Fund, Inc.

                               Table of Contents


          Series Fund Objectives and Schedules of Investments

              Small Cap Growth Stock Portfolio...................   1

              T. Rowe Price Small Cap Value Portfolio............   6

              Aggressive Growth Stock Portfolio..................  11

              International Growth Portfolio.....................  16

              Franklin Templeton International Equity Portfolio..  22

              AllianceBernstein Mid Cap Value Portfolio..........  28

              Index 400 Stock Portfolio..........................  32

              Janus Capital Appreciation Portfolio...............  40

              Growth Stock Portfolio.............................  44

              Large Cap Core Stock Portfolio.....................  49

              Capital Guardian Domestic Equity Portfolio.........  54

              T. Rowe Price Equity Income Portfolio..............  59

              Index 500 Stock Portfolio..........................  64

              Asset Allocation Portfolio.........................  73

              Balanced Portfolio.................................  88

              High Yield Bond Portfolio.......................... 103

              Select Bond Portfolio.............................. 111

              Money Market Portfolio............................. 120

          Statements of Assets and Liabilities................... 124

          Statements of Operations............................... 126

          Statements of Changes in Net Assets.................... 128

          Financial Highlights................................... 137

          Notes to Series Fund Financial Statements.............. 146

          Report of Independent Registered Public Accounting Firm 151

          Proxy Voting and Portfolio Holdings.................... 152

          Director and Officer Information....................... 153

 Small Cap Growth Stock Portfolio

--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $442 million
capital                           investing in companies with potential for rapid growth.

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in emerging companies with rapidly growing revenues and earnings supported by financial strength and capable management. Holdings are smaller companies with a median market capitalization of approximately $1 billion; the range of market capitalization is generally between $200 million and $3 billion. A strong orientation to quality and a commitment to broad diversification mean that this Portfolio is generally less risky and less volatile than many small-capitalization growth portfolios. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management are important variables.

The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For the year ended December 31, 2004, the Small Cap Growth Portfolio returned 18.80%, outperforming the Russell 2000 Index, which had a return of 18.44%, but lagging the S&P SmallCap 600 Index, which had a return of 22.65%. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio outperformed its peer group, Small-Cap Growth Funds, which had an average return of 11.71% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's underperformance relative to the S&P SmallCap 600 Index was the result of both industry weightings and stock selection, and reflects the Portfolio's emphasis on financially sound, profitable small-cap stocks with predictable future earnings streams, at a time when lower quality issues performed better.

Following an extraordinary year in 2003, small-capitalization stocks once again rewarded investors in 2004. During 2004, however, the major portion of the gain in small-cap stocks, as well as in the overall stock market, was realized in the fourth quarter. Earlier in the year, the stock market produced lackluster results as economic concerns, including rising oil prices, the weakening U.S. dollar, the war in Iraq and the upcoming presidential election, hampered performance. Indications that the Federal Reserve might start raising interest rates -- after a long period in which U.S. consumers had benefited from rates at 45-year lows -- also had a dampening effect on the market. In the fourth quarter, however, especially following the elections in November, the stock market experienced a dramatic rally, in which all asset classes gained. The S&P 500 Index (a gauge of broad stock market performance), which returned 10.88% for the year, gained 9.23% in the fourth quarter alone.

Higher beta stocks -- particularly small-cap and international stocks -- experienced an even more dramatic lift during the fourth quarter. Small-capitalization stocks, as measured by the S&P 600 SmallCap Index, returned 22.65% for the year ended December 31, 2004, with 13.00% of that gain coming in the fourth quarter. International stocks, as measured by the EAFE (Europe, Australasia, Far East) Index, gained 20.70% for the year, 15.36% of which came in the fourth quarter. The drive for beta in the fourth quarter pushed up prices of lower quality issues as investors demonstrated a willingness to take on more risk in order to make up for the lower returns earlier in the year.

Differences in performance versus the benchmarks during 2004 resulted mainly from individual security selection, and secondarily from sector selection. Positive impacts in the Portfolio included an overweight position in Consumer Discretionary stocks, as well as good stock selection within the sector. Holdings that added the most performance in the Portfolio in 2004 included Aaron Rents (which rents and sells residential and office furniture, and is one of the Portfolio's top ten holdings), Pinnacle Entertainment (a diversified gaming company), Guitar Center Inc. (a musical instrument retailer), Polaris Industries (manufactures snowmobiles and other outdoor vehicles), and Getty Images (a media company).

Several Technology holdings also performed very well for the year. Cognizant Technology Solution (which provides custom information technology management services, and is one of the Portfolio's top ten holdings), Cree Inc. (manufactures carbide-based semiconductor materials) and Verint Systems Inc. (provides analytical software-based solutions) all posted very good returns. Consumer Staple stocks United Natural Foods Inc. and Peet's Coffee & Tea also posted excellent gains.

Negative impacts on the Portfolio during 2004 included poor performance in several Technology stocks, especially semiconductor-related Genesis Microchip (designs integrated circuits), Entegris (provides materials management solutions to microelectronics industry), and Plexus Corp. Inc. (provides product realization services to original equipment manufacturers). In addition, although the Portfolio was slightly overweight in the Energy sector, it did not benefit as much from the substantial run-up in Energy prices because most of its holdings were in service stocks and not in energy production stocks.

Heading into 2005, we look for earnings growth for small-capitalization stocks to outpace larger companies. We do not expect, however, that a rising tide will lift all boats equally. While sector positioning can be an important driver of overall performance, stock selection will be important in 2005. We continue to remain focused on individual stock selection, looking for companies with above-average growth potential, and we believe we should continue to find attractive candidates for the portfolio.

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                              Relative Performance

               Small Cap
             Growth Stock       S&P 600      Russell 2000
               Portfolio         Index          Index
             ------------      --------      ------------
 4/99          $10,000         $10,000         $10,000
12/99           18,611          11,586          11,778
12/00           19,860          12,954          11,435
12/01           19,113          13,802          11,736
12/02           15,591          11,782           9,335
12/03           20,746          16,350          13,747
12/04           24,646          20,063          16,277


                          Average Annual Total Return
                       For Periods Ended December 31, 2004
                                                           Since
                                     1 Year   5 Years    Inception*
Small Cap Growth Stock Portfolio     18.80%     5.78%       17.24%
S&P Small Cap 600 Index              22.65%    11.60%       13.06%
Russell 2000 Index                   18.44%     6.68%        8.97%
Small Cap Core Funds Lipper Average  11.71%    -1.42%          -

*inception date of 4/30/99

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio's performance are the Standard and Poor's (S&P) SmallCap 600 Index and Russell 2000 Index. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poors SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor's Corporation. As of December 31, 2004, the 600 companies in the composite had a median market capitalization of $754.0 million and total market value of $522.8 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 9,381 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. Market capitalization of companies in the Index ranged from $175.8 million to $317.8 billion.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the Index had an approximate market capitalization of $1.6 billion.

The Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04


Company                                         % of Total Net Assets
Knight Transportation, Inc.                             2.4%
Aaron Rents, Inc.                                       2.4%
Airgas, Inc.                                            2.3%
Guitar Centar, Inc.                                     2.2%
Cognizant Technology Solutions Corp. - Class A          2.2%
WMS Industries, Inc.                                    2.2%
Amphenol Corp. - Class A                                2.1%
Ventana Medical Systems, Inc.                           2.1%
MSC Industrial Direct Co., Inc. - Class A               2.0%
Minerals Technologies, Inc.                             2.0%




                                    [CHART]

                           Sector Allocation 12/31/04

                       Information Technology ....... 22%
                       Consumer Discretionary ....... 19%
                       Industrials .................. 18%
                       Health Care .................. 11%
                       Financials ...................  7%
                       Short-Term Investments .......  7%
                       Materials ....................  6%
                       Energy .......................  5%
                       Consumer Staples .............  3%
                       Other Holdings ...............  1%
                       Telecommunication Services ...  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                                                          Paid
                              Beginning               During Period
                               Account     Ending        July 1,
                                Value   Account Value    2004 to
                               July 1,  December 31,  December 31,
                                2004        2004          2004*
             ------------------------------------------------------
             Actual           $1,000.00   $1,090.60       $2.97
             ------------------------------------------------------
             Hypothetical (5%
               return before
               expenses)      $1,000.00   $1,021.99       $2.87
             ------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                               Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
           Common Stocks (93.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Consumer Discretionary (18.6%)
           Aaron Rents, Inc.                       425,992  10,649
           *Digital Theater Systems, Inc.          197,100   3,968
           *Getty Images, Inc.                      69,550   4,789
           *Guitar Center, Inc.                    188,000   9,906
           *Hibbett Sporting Goods, Inc.            92,200   2,453
           *McCormick & Schmick's Seafood
            Restaurants, Inc.                      201,017   3,387
           *O'Reilly Automotive, Inc.               98,400   4,433
           Orient-Express Hotel, Ltd. -- Class A   425,837   8,759
           *Pinnacle Entertainment, Inc.           408,900   8,088
           Polaris Industries, Inc.                126,900   8,632
           Station Casinos, Inc.                   139,550   7,631
           *WMS Industries, Inc.                   288,400   9,673
                                                            ------
               Total                                        82,368
                                                            ------

           Consumer Staples (3.0%)
           *Peet's Coffee & Tea, Inc.              249,900   6,615
           *United Natural Foods, Inc.             212,800   6,618
                                                            ------
               Total                                        13,233
                                                            ------

           Energy (4.5%)
           *FMC Technologies, Inc.                 157,900   5,084
           *Grant Prideco, Inc.                    263,000   5,274
           *Grey Wolf, Inc.                        836,700   4,409
           *National-Oilwell, Inc.                 148,250   5,232
                                                            ------
               Total                                        19,999
                                                            ------

           Financials (6.9%)
           BankAtlantic Bancorp, Inc. -- Class A   150,400   2,993
           Boston Private Financial Holdings, Inc. 128,200   3,611
           *Community Bancorp                       68,600   2,099
           First Republic Bank                      70,500   3,737
           Investors Financial Services Corp.      111,550   5,575
           Placer Sierra Bancshares                 94,700   2,693
           *Portfolio Recovery Associates, Inc.    114,400   4,716
           *Silicon Valley Bancshares              111,900   5,015
                                                            ------
               Total                                        30,439
                                                            ------

           Health Care (11.4%)
           *Impax Laboratories, Inc.               212,900   3,381
           *Kyphon, Inc.                            84,500   2,177
           LCA-Vision, Inc.                         48,300   1,130
           *Nabi Biopharmaceuticals                142,400   2,086
           *Pediatrix Medical Group, Inc.           46,600   2,985
           *Providence Service Corp.               317,586   6,660
           *Psychiatric Solutions, Inc.            192,700   7,045
           *Radiation Therapy Services, Inc.       170,600   2,900
           *Renal Care Group, Inc.                 154,900   5,575
           *ResMed, Inc.                            83,200   4,252
           *Salix Pharmaceuticals, Ltd.             82,150   1,445
           *Ventana Medical Systems, Inc.          142,100   9,092
           *Wright Medical Group, Inc.              64,000   1,824
                                                            ------
               Total                                        50,552
                                                            ------

                                                   Shares/   Value
            Common Stocks (93.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Industrials (18.0%)
            *Arbinet Holdings, Inc.                 12,900     321
            Brady Corp. -- Class A                  35,600   2,227
            C.H. Robinson Worldwide, Inc.          138,050   7,665
            The Corporate Executive Board Co.      118,900   7,959
            *Corrections Corp. of America          209,750   8,484
            *DiamondCluster International, Inc.    352,800   5,056
            *Forward Air Corp.                     168,600   7,536
            *HouseValues, Inc.                      17,766     267
            *Intersections, Inc.                   217,700   3,755
            Knight Transportation, Inc.            434,678  10,781
            *Marlin Business Services, Inc.        216,920   4,121
            MSC Industrial Direct Co., Inc. --
             Class A                               251,800   9,060
            *Resources Connection, Inc.             43,400   2,357
            *School Specialty, Inc.                181,800   7,010
            Strayer Education, Inc.                 27,200   2,986
                                                            ------
                Total                                       79,585
                                                            ------

            Information Technology (22.1%)
            *Amphenol Corp. -- Class A             250,700   9,211
            *Cogent, Inc.                           94,600   3,122
            *Cognizant Technology Solutions
             Corp. -- Class A                      230,300   9,748
            *Cree, Inc.                             77,600   3,110
            *Digital River, Inc.                   124,100   5,164
            *Entegris, Inc.                        550,600   5,478
            *Essex Corp.                           113,900   2,306
            *Euronet Worldwide, Inc.               307,300   7,996
            *Genesis Microchip, Inc.               353,700   5,737
            *iPayment, Inc.                         86,800   4,298
            *Kanbay International, Inc.             31,800     995
            Lipman Electronic Engineering Ltd.       8,300     232
            *MKS Instruments, Inc.                 297,350   5,516
            *O2Micro International, Ltd.           382,400   4,375
            *Plexus Corp.                          146,400   1,905
            *ScanSource, Inc.                       73,100   4,544
            *Tekelec                               257,900   5,271
            *Tessera Technologies, Inc.            183,900   6,843
            *THQ, Inc.                             100,600   2,308
            *Verint Systems, Inc.                  195,700   7,110
            *Westell Technologies, Inc. -- Class A 397,000   2,700
                                                            ------
                Total                                       97,969
                                                            ------

            Materials (6.2%)
            Airgas, Inc.                           382,950  10,152
            Minerals Technologies, Inc.            135,600   9,045
            Silgan Holdings, Inc.                  133,800   8,156
                                                            ------
                Total                                       27,353
                                                            ------

            Other Holdings (1.1%)
            iShares Russell 2000 Index Fund         36,700   4,749
                                                            ------
                Total                                        4,749
                                                            ------

Small Cap Growth Stock Portfolio

 Small Cap Growth Stock Portfolio


                                                  Shares/    Value
            Common Stocks (93.3%)                  $ Par   $ (000's)
            --------------------------------------------------------

            Telecommunication Services (1.5%)
            *Alamosa Holdings, Inc.                364,900    4,551
            *JAMDAT Mobile, Inc.                    96,000    1,982
                                                            -------
                Total                                         6,533
                                                            -------

                Total Common Stocks
                 (Cost: $320,455)                           412,780
                                                            -------

            Money Market Investments (6.7%)
            --------------------------------------------------------

            Federal Government & Agencies (1.0%)
            (b)Federal National Mortgage Assoc.,
             2.34%, 3/28/05                      4,500,000    4,475
                                                            -------
                Total                                         4,475
                                                            -------

            Finance Lessors (2.3%)
            (b)Ranger Funding Co., LLC,
             2.34%, 1/13/05                      5,000,000    4,996
            (b)Thunder Bay Funding, Inc,
             2.34%, 1/24/05                      5,000,000    4,993
                                                            -------
                Total                                         9,989
                                                            -------

            Finance Services (1.1%)
            (b)Preferred Receivable Funding,
             2.34%, 1/13/05                      5,000,000    4,996
                                                            -------
                Total                                         4,996
                                                            -------

            Personal Credit Institutions (2.2%)
            Rabobank Financial Corp.,
             2.17%, 1/4/05                       5,000,000    4,999
            USAA Capital Corp., 2.28%, 1/13/05   5,000,000    4,996
                                                            -------
                Total                                         9,995
                                                            -------

                                                      Shares/   Value
         Money Market Investments (6.7%)               $ Par  $ (000's)
         --------------------------------------------------------------

         Short Term Business Credit (0.1%)
         CXC Inc., 2.20%, 1/3/05                      400,000      400
                                                               -------
             Total                                                 400
                                                               -------

             Total Money Market Investments
              (Cost: $29,855)                                   29,855
                                                               -------

             Total Investments (100.0%)
              (Cost $350,310)(a)                               442,635
                                                               -------

             Other Assets, Less Liabilities (0.0%)                (215)
                                                               -------

             Total Net Assets (100.0%)                         442,420
                                                               -------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $350,536 and the net unrealized appreciation of investments based on that cost was $92,099 which is comprised of $96,753 aggregate gross unrealized appreciation and $4,654 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
        Issuer (000's)               Contracts    Date       (000's)
        ---------------------------------------------------------------
        Russell 2000 Index
         Futures                        47        3/05        $497
        (Total Notional Value at
         December 31, 2004, $14,870)


    The Accompanying Notes are an Integral Part of the Financial Statements

                                               Small Cap Growth Stock Portfolio

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                               Net Assets:
Long-term growth of capital Invest in small companies whose common stocks are $200 million believed to be undervalued.

The T. Rowe Price Small Cap Value Portfolio invests in companies with market capitalizations in the range of the S&P SmallCap 600 whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

U.S. stocks rose moderately in 2004, extending the previous year's brisk gains. After beginning the year on a strong note, stocks struggled to make headway as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the re-election of President Bush. By year-end, several major indices were at or near their highest levels of the year. Small- and mid-cap stocks outperformed their larger counterparts. As measured by various Russell indices, growth stocks lagged value across all market capitalizations.

The T. Rowe Price Small Cap Value Portfolio outpaced the S&P 600 Index over the twelve months ended December 31, 2004. The Portfolio benefited throughout most of the year from the market's renewed focus on earnings, cash flow, and sales growth.

The Portfolio's returns were helped considerably by our investments in the industrials and business services sectors. The air freight and road and rail industries were beneficiaries of increased economic activity as more raw materials and finished goods moved around the world. Transportation services firms Landstar Systems and UTi Worldwide benefited from strong demand for shipping. Other areas of strength included our regional and community bank holdings, including East West Bancorp, Texas Regional Bancshare, and First Republic Bank of San Francisco. Hotel REITs benefited from the rebound in business travel. LaSalle Hotel Properties and Innkeepers USA Trust helped results.

Relatively few of the Portfolio's holdings lost ground over the past year, although some lagged well behind the benchmark. Restaurant holding Ruby Tuesday was squeezed by rising commodity prices. Unifi, a diversified textile yarn producer, lost ground as its proposed joint venture in China fell through. Tetra Technologies, an oil services company, hurt relative performance as the hurricanes disrupted its offshore oil business. Oil equipment company Lone Star Technologies, on the other hand, was a very strong performer for the Portfolio.

Business fundamentals continue to improve as economic strength drives earnings growth. Significant risks remain, however, including higher inflation, widening budget and trade deficits, a weak U.S. dollar, and geopolitical concerns. Small-caps have beaten large-caps for the past six years, and while growth stocks outperformed their value counterparts during the fourth quarter of 2004, value maintains a significant five-year advantage. Given that we are near the upper end of historic relative valuation levels for smaller-cap stocks, we are cautious. We continue to find good risk/reward candidates among small- and mid-caps, but they are somewhat harder to come by than in previous years.

                                    [CHART]

                              Relative Performance

          T. Rowe Price
            Small Cap      Russell 2000   S&P Small Cap
         Value Portfolio      Index         600 Index
         ---------------   -------------   ------------
 7/01        $10,000          $10,000       $10,000
12/01         10,176           10,144        10,200
12/02          9,608            8,069         8,708
12/03         12,985           11,883        12,084
12/04         16,176           14,070        14,825


                          Average Annual Total Return
                      For Periods Ended December 31, 2004
                                                            Since
                                              1 Year      Inception*
T. Rowe Price Small Cap Value Portfolio       24.57%        15.10%
S&P Small Cap 600 Index                       22.65%        12.21%
Russell 2000 Index                            18.44%        10.50%
Small Cap Core Funds Lipper Average           17.47%           -

*inception date of 7/31/01



The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. Market capitalization of companies in the Index ranged from $175.8 million to $317.8 billion. These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the Index had an approximate market capitalization of $1.6 billion.

The Standard & Poors SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor's Corporation. As of December 31, 2004, the 600 companies in the composite had a median market capitalization of $754.0 million and total market value of $522.8 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 9,381 equities. These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


--------------------------------------------------------------------------------

                                    [GRAPHIC]

                         Top 10 Equity Holdings 12/31/04

Company                                     % of Total Net Assets
-------                                     ---------------------
Landstar System, Inc. .............................. 2.3%
Texas Regional Bancshares, Inc. - Class A .......... 1.7%
East West Bancorp, Inc. ............................ 1.6%
Aaron Rents, Inc. .................................. 1.5%
First Republic Bank ................................ 1.4%
Silicon Valley Bancshares .......................... 1.3%
ProAssurance Corp. ................................. 1.3%
Matthews International Corp. - Class A ............. 1.2%
Franklin Electric Co., Inc. ........................ 1.2%
RARE Hospitality International, Inc. ............... 1.1%




                                    [CHART]

                           Sector Allocation 12/31/04

                      Financials .................... 22%
                      Industrials ................... 19%
                      Consumer Discretionary ........ 16%
                      Information Technology ........ 10%
                      Materials ..................... 10%
                      Energy ........................  8%
                      Health Care ...................  5%
                      Utilities .....................  4%
                      Short-Term Investments ........  4%
                      Telecommunication Services ....  1%
                      Consumer Staples ..............  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Part of the Northwestern Mutual Series Fund, Inc. The investment advisor for the fund is Mason Street Advisors, LLC.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,120.70       $4.65
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.45       $4.43
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                    Shares/   Value
          Common Stocks (96.5%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary (15.7%)
          Aaron Rents, Inc.                         122,700   3,067
          Aaron Rents, Inc. -- Class A                4,725     105
          *AnnTaylor Stores Corp.                    13,800     297
          *Big Lots, Inc.                             8,200      99
          *Cablevision Systems Corp.                 17,100     426
          Centerplate Inc.                            1,700      22
          *Cox Radio Inc. -- Class A                  7,800     129
          CSS Industries, Inc.                       37,400   1,188
          *Culp, Inc.                                30,400     206
          Dillard's, Inc. -- Class A                 11,900     320
          Dow Jones & Co., Inc.                      10,900     469
          *Entercom Communications Corp. --
           Class A                                   12,200     438
          Family Dollar Stores, Inc.                 13,600     425
          Fred's, Inc.                               65,150   1,134
          The Gap, Inc.                              21,400     452
          Hancock Fabrics, Inc.                      52,700     546
          Haverty Furniture Companies, Inc.          86,300   1,597
          Hearst-Argyle Television, Inc.              2,200      58
          *IAC/InterActiveCorp                        5,700     157
          *Journal Register Co.                      58,000   1,121
          Mattel, Inc.                               35,700     696
          Matthews International Corp. -- Class A    67,000   2,466
          Meredith Corp.                              5,800     314
          The New York Times Co. -- Class A           9,900     404
          Newell Rubbermaid, Inc.                    17,400     421
          Outback Steakhouse, Inc.                    7,800     357
          Pearson PLC-Sponsored ADR                  30,000     365
          *RARE Hospitality International, Inc.      70,450   2,245
          Reuters Group PLC-Spons ADR                 6,400     275
          Ruby Tuesday, Inc.                         36,500     952
          *Saga Communications, Inc. -- Class A      64,500   1,087
          Saks, Inc.                                  5,900      86
          *Scholastic Corp.                           9,900     366
          SCP Pool Corp.                             61,225   1,953
          Sinclair Broadcast Group, Inc. -- Class A  18,600     171
          Skyline Corp.                              23,400     955
          Stanley Furniture Co., Inc.                25,500   1,146
          *Stein Mart, Inc.                         117,320   2,001
          *TBC Corp.                                 68,400   1,902
          Tribune Co.                                 8,300     350
          *Unifi, Inc.                               11,600      44
          *Univision Communications, Inc. --
           Class A                                    7,900     231
          The Washington Post Co. -- Class B            219     215
          *Weight Watchers International, Inc.        2,600     107
                                                             ------
              Total                                          31,365
                                                             ------

          Consumer Staples (1.6%)
          Archer-Daniels-Midland Co.                  2,500      56
          Campbell Soup Co.                          19,500     583
          Casey's General Stores, Inc.               71,300   1,293
          H.J. Heinz Co.                              9,300     363

                                                  Shares/   Value
             Common Stocks (96.5%)                 $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Staples continued
             Nash-Finch Co.                       12,400      468
             *Wild Oats Markets, Inc.             42,300      373
                                                           ------
                 Total                                      3,136
                                                           ------

             Energy (7.7%)
             *Atwood Oceanics, Inc.               21,100    1,099
             CARBO Ceramics, Inc.                 20,000    1,380
             *Cooper Cameron Corp.                 4,000      215
             Diamond Offshore Drilling, Inc.      26,800    1,073
             *Forest Oil Corp.                    53,450    1,696
             *Grant Prideco, Inc.                 17,900      359
             *Hanover Compressor Co.              18,000      254
             *Lone Star Technologies, Inc.        25,400      850
             *Magnum Hunter Resources, Inc.       74,100      956
             Murphy Oil Corp.                      2,500      201
             Penn Virginia Corp.                  48,200    1,956
             *Petroleum Geo-Services-ADR           1,500       93
             *TETRA Technologies, Inc.            57,950    1,641
             *Todco -- Class A                    76,400    1,407
             *W-H Energy Services, Inc.           36,100      807
             *Whiting Petroleum Corp.             45,800    1,385
                                                           ------
                 Total                                     15,372
                                                           ------

             Financials (21.7%)
             Allied Capital Corp.                 51,400    1,328
             American Capital Strategies, Ltd.    21,500      717
             *Ameritrade Holding Corp.            15,000      213
             Aon Corp.                            14,500      346
             Apartment Investment and
              Management Co. -- Class A            7,100      274
             AXIS Capital Holdings Ltd.           14,100      386
             Bedford Property Investors, Inc.     39,100    1,111
             Brown & Brown, Inc.                  11,500      501
             The Charles Schwab Corp.             41,900      501
             Citizens Banking Corp.                1,600       55
             Commerce Bancshares, Inc.             3,811      191
             East West Bancorp, Inc.              74,200    3,113
             Equity Office Properties Trust        3,300       96
             Federated Investors, Inc. -- Class B  7,900      240
             First Financial Fund, Inc.           64,900    1,394
             First Horizon National Corp.          3,700      160
             First Republic Bank                  51,000    2,703
             Genworth Financial, Inc.             16,100      435
             Glenborough Realty Trust, Inc.       30,000      638
             Huntington Bancshares, Inc.          13,900      344
             Innkeepers USA Trust                 43,400      616
             Janus Capital Group, Inc.            20,800      350
             Jefferson-Pilot Corp.                 6,300      327
             Kilroy Realty Corp.                  48,600    2,078
             *LaBranche & Co., Inc.               15,200      136
             Lasalle Hotel Properties             47,700    1,518
             Loews Corp.                           2,000      141
             *Markel Corp.                         5,100    1,856

T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio


                                                     Shares/   Value
          Common Stocks (96.5%)                       $ Par  $ (000's)
          ------------------------------------------------------------

          Financials continued
          Marsh & McLennan Companies, Inc.            18,700     615
          Midland Co.                                 33,300   1,041
          MoneyGram International, Inc.               18,348     388
          Netbank, Inc.                               65,300     680
          Northern Trust Corp.                         8,800     428
          *Ohio Casualty Corp.                        11,200     260
          The PNC Financial Services Group, Inc.       8,000     460
          *ProAssurance Corp.                         64,100   2,507
          Protective Life Corp.                        3,700     158
          Radian Group, Inc.                           5,700     303
          Regions Financial Corp.                      6,900     246
          SAFECO Corp.                                 5,200     272
          Scottish Annuity & Life Holdings, Ltd.      41,300   1,070
          *Silicon Valley Bancshares                  58,900   2,640
          The St. Paul Travelers Companies, Inc.      17,530     650
          Strategic Hotel Capital, Inc.               38,500     635
          Sun Communities, Inc.                       36,600   1,473
          Synovus Financial Corp.                     15,700     449
          Texas Regional Bancshares, Inc. -- Class A 101,450   3,316
          *Triad Guaranty, Inc.                       35,500   2,147
          UnumProvident Corp.                         21,200     380
          Washington Real Estate Investment Trust     37,200   1,260
          XL Capital, Ltd. -- Class A                  3,900     303
                                                              ------
              Total                                           43,449
                                                              ------

          Health Care (5.5%)
          *Accredo Health, Inc.                        1,000      28
          AmerisourceBergen Corp.                      8,100     475
          Analogic Corp.                              11,600     520
          Arrow International, Inc.                   21,530     667
          *Barr Pharmaceuticals, Inc.                  1,400      64
          *Bone Care International, Inc.              59,500   1,657
          *Chiron Corp.                               13,900     463
          *Community Health Systems, Inc.              1,800      50
          *Diversa Corp.                              85,700     749
          *Exelixis Inc.                              76,400     726
          *HEALTHSOUTH Corp.                          91,300     573
          *Human Genome Sciences, Inc.                11,700     141
          *Lexicon Genetics Inc.                     107,500     834
          *Lincare Holdings, Inc.                     12,400     529
          McKesson Corp.                               6,300     198
          *MedImmune, Inc.                            18,600     504
          Owens & Minor, Inc.                         75,100   2,116
          *Tenet Healthcare Corp.                     45,100     495
          Valeant Pharmaceuticals International        4,300     113
          *Vertex Pharmaceuticals, Inc.                9,200      97
                                                              ------
              Total                                           10,999
                                                              ------

          Industrials (19.6%)
          *Allied Waste Industries, Inc.              28,400     264
          Ameron International Corp.                  21,700     822
          C&D Technologies, Inc.                      49,600     845
          *Casella Waste Systems, Inc. -- Class A     89,900   1,316
          CSX Corp.                                   12,700     509
          *Dollar Thrifty Automotive Group, Inc.      47,100   1,422
          EDO Corp.                                   25,900     822
          Electro Rent Corp.                          72,900   1,037

                                                    Shares/   Value
          Common Stocks (96.5%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Industrials continued
          ElkCorp                                    43,900   1,502
          Equifax, Inc.                              13,700     385
          Franklin Electric Co., Inc.                55,900   2,362
          *FTI Consulting, Inc.                      48,700   1,026
          G & K Services, Inc. -- Class A            38,200   1,659
          *Genesee & Wyoming, Inc.                   34,900     982
          Herman Miller, Inc.                         7,400     204
          IDEX Corp.                                 46,000   1,863
          *Insituform Technologies, Inc. -- Class A  72,400   1,641
          JLG Industries, Inc.                       92,100   1,808
          *Kirby Corp.                               41,500   1,842
          *Laidlaw International, Inc.               13,800     295
          *Landstar System, Inc.                     62,200   4,581
          *Macquarie Infrastructure Co. Trust        26,600     781
          Manpower, Inc.                             10,000     483
          McGrath Rentcorp                           37,600   1,640
          Nordson Corp.                              44,200   1,771
          Raytheon Co.                                9,400     365
          Rockwell Collins, Inc.                      7,000     276
          The ServiceMaster Co.                       9,400     130
          Southwest Airlines Co.                     26,200     427
          Thomas Industries, Inc.                    43,900   1,752
          Union Pacific Corp.                         6,100     410
          UTI Worldwide, Inc.                        30,740   2,091
          *Waste Connections, Inc.                   31,900   1,093
          Woodward Governor Co.                      12,800     917
                                                             ------
              Total                                          39,323
                                                             ------

          Information Technology (9.9%)
          *ATMI, Inc.                                35,200     793
          AVX Corp.                                  22,500     284
          *Bearingpoint, Inc.                        62,700     503
          Belden CDT, Inc.                           62,700   1,455
          *The BISYS Group, Inc.                     21,600     355
          *BMC Software, Inc.                        20,400     379
          *Ceridian Corp.                             2,500      46
          *Exar Corp.                                62,500     887
          Helix Technology Corp.                     64,300   1,118
          *Intuit, Inc.                               7,400     326
          *Jabil Circuit, Inc.                       11,400     292
          *KLA-Tencor Corp.                           1,700      79
          Landauer, Inc.                             18,300     836
          *Littelfuse, Inc.                          40,000   1,366
          *McAfee, Inc.                               1,800      52
          Methode Electronics, Inc. -- Class A       42,800     550
          Molex, Inc. -- Class A                     17,500     466
          *MPS Group, Inc.                          139,900   1,716
          *Mykrolis Corp.                            80,000   1,134
          *Novellus Systems, Inc.                    19,300     538
          *Packeteer, Inc.                           91,700   1,325
          *Progress Software Corp.                   59,500   1,389
          *SPSS, Inc.                                52,225     817
          Startek, Inc.                              29,200     831
          *Synopsys, Inc.                            20,300     398
          *Tellabs, Inc.                              5,400      46
          *Websense, Inc.                            36,300   1,842
                                                             ------
              Total                                          19,823
                                                             ------

                                        T. Rowe Price Small Cap Value Portfolio

 T. Rowe Price Small Cap Value Portfolio

                                                    Shares/   Value
          Common Stocks (96.5%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Materials (9.9%)
          Abitibi-Consolidated Inc.                  25,200     174
          Agrium, Inc.                                3,100      52
          Airgas, Inc.                               57,700   1,530
          AptarGroup, Inc.                           37,250   1,967
          Arch Chemicals, Inc.                       42,500   1,223
          Bowater, Inc.                              10,800     475
          Carpenter Technology Corp.                 30,200   1,765
          Chesapeake Corp.                           18,500     502
          Deltic Timber Corp.                        31,800   1,350
          Domtar, Inc.                               32,800     396
          Florida Rock Industries, Inc.              32,025   1,906
          Gibraltar Industries, Inc.                 65,276   1,542
          Great Lakes Chemical Corp.                  9,200     262
          Harmony Gold Mining Co.-Sponsored
           ADR                                       30,500     283
          MacDermid, Inc.                            24,100     870
          MeadWestvaco Corp.                         10,500     356
          *Meridian Gold, Inc.                       68,800   1,305
          *The Mosaic Co.                             6,500     106
          Myers Industries, Inc.                     48,767     624
          *Nalco Holding Co.                         25,300     494
          Potlatch Corp.                              2,200     111
          *Symyx Technologies, Inc.                  31,900     960
          Wausau-Mosinee Paper Corp.                 86,500   1,545
                                                             ------
              Total                                          19,798
                                                             ------

          Telecommunication Services (1.1%)
          AT&T Corp.                                  3,700      71
          *Crown Castle International Corp.             900      15
          *Qwest Communications International, Inc.  85,400     379
          Telephone and Data Systems, Inc.            4,700     362
          Telus Corp.                                 5,400     156
          *US Cellular Corp.                          1,400      63
          *Wireless Facilities, Inc.                122,600   1,156
                                                             ------
              Total                                           2,202
                                                             ------

          Utilities (3.8%)
          Black Hills Corp.                          38,300   1,176
          Cleco Corp.                                43,000     871
          *CMS Energy Corp.                          26,700     279
          Duke Energy Corp.                          13,800     350
          *Dynegy, Inc. -- Class A                   33,000     152
          *El Paso Electric Co.                      57,200   1,083
          FirstEnergy Corp.                           5,100     202
          NiSource, Inc.                             28,700     654
          *Northwestern Corp.                         3,300      92
          *NRG Energy, Inc.                          12,300     443

                                                      Shares/    Value
       Common Stocks (96.5%)                           $ Par   $ (000's)
       -----------------------------------------------------------------

       Utilities continued
       Otter Tail Corp.                                 24,100      615
       Pinnacle West Capital Corp.                       3,400      151
       TECO Energy, Inc.                                39,600      607
       Vectren Corp.                                    32,000      858
       Xcel Energy, Inc.                                 4,000       73
                                                               --------
           Total                                                  7,606
                                                               --------

           Total Common Stocks
            (Cost: $143,616)                                    193,073
                                                               --------

       Convertible Corporate Debt (0.0%)
       -----------------------------------------------------------------

       Utilities (0.0%)
       Xcel Energy Inc.,
        7.50%, 11/21/07 144A                             2,000        3
                                                               --------
           Total Convertible Corporate Debt
            (Cost: $3)                                                3
                                                               --------

       Money Market Investments (4.0%)
       -----------------------------------------------------------------

       Other Holdings (4.0%)
       Reserve Investment Fund                       8,045,168    8,045
                                                               --------
           Total Money Market Investments
            (Cost: $8,045)                                        8,045
                                                               --------

           Total Investments (100.5%)
            (Cost $151,664)(a)                                  201,121
                                                               --------

           Other Assets, Less Liabilities (-0.5%)                  (978)
                                                               --------

           Total Net Assets (100.0%)                           $200,143
                                                               --------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $3, representing 0% of net assets.

(a) AtDecember 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $151,654 and the net unrealized appreciation of investments based on that cost was $49,467 which is comprised of $51,112 aggregate gross unrealized appreciation and $1,645 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

T. Rowe Price Small Cap Value Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                        Portfolio Strategy:                                             Net Assets:
Maximum long-term appreciation of Strive for the highest possible rate of capital appreciation by $1.3 billion
capital                           investing in companies with potential for rapid growth.

The Aggressive Growth Stock Portfolio seeks emerging growth companies in the middle-capitalization range, generally with market capitalizations of less than $10 billion. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For the year ended December 31, 2004, the Aggressive Growth Stock Portfolio had a return of 14.22%, compared with 16.49% for its benchmark, the S&P MidCap 400 Index. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio underperformed its peer group, Mid-Cap Growth Funds, which had an average return of 14.75% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's underperformance relative to the Index resulted mainly from sector selection, and also reflects its emphasis on quality stocks at a time when lower quality issues performed better.

Following an extraordinary year in 2003, mid-capitalization stocks once again rewarded investors in 2004. For 2004, however, the major portion of the gain in mid-cap stocks, as well as in the overall stock market, was realized in the fourth quarter. Earlier in the year, the stock market produced lackluster results as economic concerns, including rising oil prices, the weakening U.S. dollar, the war in Iraq and the upcoming presidential election, hampered performance. Indications that the Federal Reserve might start raising interest rates -- after a long period in which U.S. consumers had benefited from rates at 45-year lows -- also had a dampening effect on the market. In the fourth quarter, however, especially following the elections in November, the stock market experienced a dramatic rally, in which all asset classes gained. The S&P 500 Index (a gauge of broad stock market performance), which returned 10.88% for the year, gained 9.23% in the fourth quarter alone.

Higher beta stocks -- including small- and mid-cap stocks -- experienced an even more dramatic lift during the fourth quarter. Small-capitalization stocks, as measured by the S&P 600 SmallCap Index, returned 22.65% for the year ended December 31, 2004, with 13.00% of that gain coming in the fourth quarter. Mid-cap stocks, as measured by the S&P 400 MidCap Index, returned 16.49% for the year, 12.16% of which came in the last quarter. The drive for beta in the fourth quarter pushed up prices of lower quality issues as investors demonstrated a willingness to take on more risk in order to make up for the low returns earlier in the year.

The Portfolio's underperformance relative to the Index this year resulted primarily from sector selection. Overweight positions in the Industrial and Technology sectors, together with poor returns in several stocks in those sectors, hurt performance. Industrial sector stocks that performed poorly included Cintas Corp. (designs and manufactures corporate identity uniform programs), ARAMARK Corp. (provides outsourced services), and Manpower Inc. (an employment service organization). Technology sector stocks that hurt performance included Silicon Laboratories (designs and develops integrated circuits), Microchip Technology Inc. (develops and manufactures microcontrollers), and Integrated Circuit Systems (designs and develops silicon timing devices). Several Consumer Discretionary stocks also hurt performance; the biggest detractors were radio holdings Univision Communications and Westwood One. Retailers Jones Apparel Group and Ann Taylor also performed poorly during the year.

Adding to the Portfolio's performance was a substantial overweight position in the Health Care sector. Individual holdings, including Elan Corp. (research and development of therapeutic products for neurology and autoimmune diseases), Kinetic Concepts Inc. (a global medical technology company), Cytyc Corp. (designs and manufactures systems for diagnostic applications), and Biogen Idec Inc. (research and development of targeted cancer therapies) all experienced large gains earlier in the year. Positions in these stocks were subsequently trimmed back to lock in gains. Also adding to performance in 2004 were Consumer Discretionary stocks PetSmart (a retailer and online supplier of pet supplies), Getty Images (a media company), Pixar Inc. (a digital animation studio), and Michaels Stores Inc. (an art and home decor retailer).

Stocks in the Industrial sector that performed well included Expeditors International (global logistics management), L-3 Communications Holdings (supplier of secure communications systems), and Corporate Executive Board Co. (provides analysis on corporate strategy and operations). Education stock Apollo Group Inc., Technology stock VeriSign Inc., and Consumer Staples stock Whole Foods Market Inc. also performed well. In addition, an increased position in the Portfolio's top holding, CIT Group (a finance company), helped performance for the year.

As of early January 2005, the market had corrected from its December 2004 highs. We believe earnings growth may slow from its previously torrid pace, but may go to a more sustainable level. Because of this, we will be looking for favorable returns from mid-cap stocks and continue to expect mid-cap companies to outperform their larger brethren in the near future. We look to keep cash low and our holdings list fresh during 2005.

                                              Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------

                                     [CHART]

                              Relative Performance

            Aggressive Growth       S&P MidCap
             Stock Portfolio        400 Index
            -----------------      -----------
12/94            $10,000             $10,000
12/95             13,929              13,095
12/96             16,395              15,613
12/97             18,668              20,645
12/98             20,078              24,587
12/99             28,869              28,201
12/00             30,653              33,139
12/01             24,562              32,939
12/02             19,367              28,160
12/03             24,149              38,190
12/04             27,582              44,486


                         Average Annual Total Return
                       For Periods Ended December 31, 2004

                                               1 Year     5 Years    10 Years
Aggressive Growth Stock Portfolio              14.22%      -0.91%      10.68%
S&P MidCap 400 Index                           16.49%       9.54%      16.10%
Mid Cap Growth Funds Lipper Average            14.75%      -1.73%      10.08%


Aggressive Growth Stock Portfolio         S&P 400 Index












The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index cannot be invested in directly and does not include sales charges.

As of December 31, 2004, the 400 companies in the composite had a median market capitalization of $2.4 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of the Compustat's database of about 9,381 equities.

The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

            Top 10 Equity Holdings 12/31/04

Company                                % of Net Assets
CIT Group, Inc.                               2.2%
Graco, Inc.                                   2.2%
DaVita, Inc.                                  2.1%
Waters Corp.                                  2.1%
Fastenal Co.                                  1.9%
Nabors Industrials, Inc.                      1.9%
The Corporate Executive Board Co.             1.9%
Zebra Technologies Corp. - Class A            1.8%
Legg Mason, Inc.                              1.8%
Kinetic Concepts, Inc.                        1.8%




                                    [CHART]

                           Sector Allocation 12/31/04

                        Health Care ................ 27%
                        Information Technology ..... 25%
                        Industrials ................ 15%
                        Consumer Discretionary ..... 12%
                        Financials ................. 11%
                        Energy .....................  6%
                        Short-Term Investments .....  2%
                        Consumer Staples ...........  1%
                        Materials ..................  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,070.60       $2.71
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.21       $2.65
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                              Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004


                                                           Market
                                                 Shares/    Value
             Common Stocks (98.6%)                $ Par   $ (000's)
             ------------------------------------------------------

             Consumer Discretionary (12.3%)
             Choice Hotels International, Inc.    155,200    9,002
             *Dick's Sporting Goods, Inc.         240,300    8,447
             Garmin, Ltd.                         368,100   22,395
             Gentex Corp.                         475,130   17,589
             *Getty Images, Inc.                  234,170   16,123
             Jones Apparel Group, Inc.            158,200    5,785
             *Lamar Advertising Co. -- Class A    393,025   16,814
             Michaels Stores, Inc.                395,600   11,856
             *O'Reilly Automotive, Inc.           348,730   15,710
             PETsMART, Inc.                       323,900   11,508
             *Pixar, Inc.                          65,600    5,616
             *Univision Communications, Inc. --
              Class A                             244,127    7,146
             *Westwood One, Inc.                  354,600    9,549
                                                           -------
                 Total                                     157,540
                                                           -------

             Consumer Staples (1.3%)
             *Smithfield Foods, Inc.              249,500    7,383
             Whole Foods Market, Inc.              92,000    8,772
                                                           -------
                 Total                                      16,155
                                                           -------

             Energy (5.5%)
             BJ Services Co.                      309,600   14,409
             *Cooper Cameron Corp.                224,200   12,064
             *Nabors Industries, Ltd.             463,800   23,788
             *Quicksilver Resources, Inc.         211,100    7,764
             *Smith International, Inc.           233,700   12,716
                                                           -------
                 Total                                      70,741
                                                           -------

             Financials (10.9%)
             *Ameritrade Holding Corp.          1,236,600   17,584
             Assured Guaranty, Ltd.               421,400    8,289
             *CapitalSource, Inc.                 867,800   22,276
             CIT Group, Inc.                      609,100   27,910
             Investors Financial Services Corp.   343,280   17,157
             Legg Mason, Inc.                     308,770   22,620
             St. Joe Co.                          173,100   11,113
             Ventas, Inc.                         452,700   12,409
                                                           -------
                 Total                                     139,358
                                                           -------

             Health Care (27.0%)
             *Affymetrix, Inc.                    171,500    6,268
             *Angiotech Pharmaceuticals, Inc.     728,977   13,450
             *Barr Pharmaceuticals, Inc.          206,700    9,413
             *Biogen Idec, Inc.                   151,300   10,078
             Biomet, Inc.                         412,810   17,912
             *Caremark Rx, Inc.                   395,494   15,594
             *Charles River Laboratories
              International, Inc.                 423,900   19,504
             *Covance, Inc.                       440,600   17,073
             *Cytyc Corp.                         596,000   16,432
             *DaVita, Inc.                        675,900   26,717
             *Elan Corp. PLC, ADR                 259,800    7,080
             *Gen-Probe, Inc.                     140,600    6,357

                                                            Market
                                                   Shares/   Value
           Common Stocks (98.6%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Health Care continued
           Health Management Associates, Inc. --
            Class A                                756,210   17,181
           *Kinetic Concepts, Inc.                 296,200   22,600
           *Lincare Holdings, Inc.                 433,900   18,506
           Medicis Pharmaceutical Corp.            258,500    9,076
           *Neurocrine Biosciences, Inc.           161,300    7,952
           *Patterson Companies, Inc.              448,996   19,482
           *St. Jude Medical, Inc.                 487,500   20,441
           *Thermo Electron Corp.                  340,400   10,277
           *Varian Medical Systems, Inc.           328,800   14,217
           *VCA Antech, Inc.                       597,400   11,709
           *Waters Corp.                           561,570   26,275
                                                            -------
               Total                                        343,594
                                                            -------

           Industrials (15.1%)
           *Apollo Group, Inc. -- Class A          107,280    8,659
           ARAMARK Corp. -- Class B                604,300   16,020
           Cintas Corp.                            198,050    8,686
           The Corporate Executive Board Co.       355,020   23,765
           Deere & Co.                             155,740   11,587
           Expeditors International of Washington,
            Inc.                                   369,630   20,655
           Fastenal Co.                            403,390   24,833
           Graco, Inc.                             744,500   27,807
           L-3 Communications Holdings, Inc.       162,150   11,876
           Manpower, Inc.                          261,840   12,647
           Pentair, Inc.                           213,200    9,287
           Robert Half International, Inc.         598,300   17,608
                                                            -------
               Total                                        193,430
                                                            -------

           Information Technology (25.5%)
           *Activision, Inc.                       444,700    8,974
           Adobe Systems, Inc.                     196,330   12,318
           *Amdocs, Ltd.                           575,550   15,108
           *Avaya, Inc.                            883,600   15,198
           CDW Corp.                               224,640   14,905
           *Cogent, Inc.                           279,900    9,237
           *Cognos, Inc.                           457,000   20,135
           *DST Systems, Inc.                      178,800    9,319
           *FLIR Systems, Inc.                     120,200    7,668
           Harris Corp.                            259,900   16,059
           Infosys Technologies Ltd., ADR          296,070   20,521
           *Integrated Circuit Systems, Inc.       562,880   11,775
           *Jabil Circuit, Inc.                    311,200    7,960
           *KLA-Tencor Corp.                       237,180   11,048
           *Kronos, Inc.                           266,200   13,611
           *Lam Research Corp.                     417,800   12,079
           Microchip Technology, Inc.              587,395   15,660
           *NAVTEQ Corp.                           128,900    5,976
           Paychex, Inc.                           555,840   18,943
           *QLogic Corp.                           160,070    5,879
           *Semtech Corp.                          820,490   17,944
           * Silicon Laboratories, Inc.            347,900   12,284

Aggressive Growth Stock Portfolio

 Aggressive Growth Stock Portfolio


                                                            Market
                                                 Shares/     Value
           Common Stocks (98.6%)                  $ Par    $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           *VeriSign, Inc.                         606,820    20,341
           *Zebra Technologies Corp. -- Class A    407,252    22,920
                                                           ---------
               Total                                         325,862
                                                           ---------

           Materials (1.0%)
           Praxair, Inc.                           303,840    13,415
                                                           ---------
               Total                                          13,415
                                                           ---------
               Total Common Stocks
                (Cost: $1,004,819)                         1,260,095
                                                           ---------

           Money Market Investments (1.8%)
           ---------------------------------------------------------

           Federal Government & Agencies (0.2%)
           Federal Home Loan Mortgage Corp.,
            2.42%, 3/22/05                       3,000,000     2,985
                                                           ---------
               Total                                           2,985
                                                           ---------

           Finance Lessors (0.0%)
           Delaware Funding, 2.25%, 1/4/05         600,000       600
                                                           ---------
               Total                                             600
                                                           ---------

           Finance Services (0.0%)
           Ciesco LP, 2.20%, 1/3/05                300,000       300
                                                           ---------
               Total                                             300
                                                           ---------

           Short Term Business Credit (0.8%)
           Sheffield Receivables, 2.23%, 1/4/05  9,600,000     9,598
                                                           ---------
               Total                                           9,598
                                                           ---------

           Utilities (0.8%)
           (b)National Rural Utility,
            2.21%, 1/10/05                      10,000,000     9,994
                                                           ---------
               Total                                           9,994
                                                           ---------

                                                              Market
                                                    Shares/    Value
            Money Market Investments (1.8%)          $ Par   $ (000's)
            -----------------------------------------------------------

                Total Money Market Investments
                 (Cost: $23,476)                                23,477
                                                             ---------

                Total Investments (100.4%)
                 (Cost $1,028,295)(a)                        1,283,572
                                                             ---------

                Other Assets, Less Liabilities (-0.4%)          (5,077)
                                                             ---------

                Total Net Assets (100.0%)                    1,278,495
                                                             ---------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $1,032,320 and the net unrealized appreciation of investments based on that cost was $251,252 which is comprised of $267,321 aggregate gross unrealized appreciation and $16,069 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
         Issuer (000's)              Contracts    Date       (000's)
         --------------------------------------------------------------
         S&P MidCap 400 Index           17        3/05        $126
          Futures
         (Total Notional Value at
          December 31, 2004, $5,529)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                              Aggressive Growth Stock Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------

Objective:                     Portfolio Strategy:                                     Net Assets:
Long-term capital appreciation Invest in stocks of companies outside the U.S. that are $110 million expected to experience above-average growth.

The International Growth Stock Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of companies that are headquartered or trade primarily in markets outside the United States and that are expected to grow more rapidly than market averages. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the Portfolio are chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation.

Companies judged to have a positive fundamental situation are likely to exhibit a history of superior sales and profit growth, or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process. The equities in the Portfolio will include small, medium, and large capitalization issues. Current income will be a secondary consideration in stock selection.

Following an extraordinary year in 2003, international stocks once again produced very nice returns in 2004, aided by a continuation of the cyclical recovery and a boost from foreign currencies. For the year ended December 31, 2004, the International Growth Stock Portfolio had a return of 21.59%, outperforming the MSCI EAFE (Europe, Australasia Far East) Index, which returned 20.70% for the year. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, International Growth, which had an average return of 17.44% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

The Portfolio's outperformance relative to the Index can be attributed to its participation in some of the strongest international markets. For instance, the Scandinavian countries of Sweden, Norway and Denmark were all strong performers. Additionally, Ireland and Spain turned in superior returns. In general, these countries showed stronger economic growth than their European counterparts. These are all countries to which the Portfolio maintained a healthy exposure.

A higher weighting in Scandinavian stocks, especially in Sweden, Norway and Denmark, added to the Portfolio's performance during 2004. Stocks of special interest in those countries included Ericcson (the world's leading manufacturer of mobile telecommunications infrastructure equipment), Nobia AB (manufactures kitchen interiors), and Volvo (international transport equipment group). Nokian Renkaat (a Finnish tire manufacturer) also added value. Several stocks based in the United Kingdom also added to performance, including Punch Taverns (a pub leasing company, which is one of the Portfolio's top ten holdings), Capita Group (corporate services), Wolseley (building material distribution), and Tesco Foods (a retailer, which is also a top ten holding).

Exposure to Emerging Markets also increased returns for the Portfolio in 2004. The emerging markets generally, and in particular Indonesia, Brazil, Mexico, and the countries of Eastern Europe, were strong in 2004. In the Indonesian market, which benefited from investor perceptions of reform, the Portfolio's holdings in PT Telecom and Bank Rakyat did very well. OTP Bank in Hungary (another one of the Portfolio's top ten holdings), as well as Erste Bank in Austria, also performed strongly as investors sought ways to capitalize on the addition of a number of Eastern European countries to the European Union. The Portfolio would have benefited from more holdings in Mexico, which rose smartly. Urbi Desarrollos (a home builder) shared those gains. Brazil also rose strongly on relief over the new government's policies. The Portfolio's single holding in Brazil, Natura Cosmeticos (manufactures and distributes cosmetics), more than doubled.

An underweight position in Japan helped performance in 2004 as Japan was a relative laggard. Japan's economy slowed markedly in the second half of the year, rekindling investor fears about the sustainability of growth and dragging the market downward. Strong performers for the Portfolio in Japan in 2004 included Bridgestone (tire manufacturer), Kubota (industrial and farm machinery manufacturer), and USS (auto auctions).

While country selection aided portfolio performance, sector weightings worked against it. Markets were led by a sector in which it is difficult for growth investors to participate, Utilities (+32.36%). Also exceptionally strong were Energy (+27.62%) and Financials (+25.26%). The Portfolio is significantly underweight in each of these sectors. Stock selection within these groups was good, with the Portfolio's holdings outperforming the Index in each sector. Information Technology was the weakest sector (+8.84%), followed by Health Care (+11.39%), and Consumer Discretionary (+15.10%). The Portfolio is heavily overweighted in all three sectors versus the Index. Here again stock selection within sectors was good, with significantly superior performance in both the Health Care and Consumer Discretionary sectors.

The Portfolio's exposure to small and mid-capitalization issues aided performance as returns by market capitalization sectors were inverse, with large cap issues gaining 19.50%, mid-cap issues gaining 27.92%, and small cap issues gaining 31.15%.

International Growth Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                             Relative Performance
           International
         Growth Portfolio      EAFE Index
         ----------------     -----------
 7/01        $10,000           $10,000
12/01          9,060             9,375
12/02          7,942             7,907
12/03         11,039            11,004
12/04         13,422            13,282


                    Average Annual Total Return
                For Periods Ended December 31, 2004

                                                         Since
                                            1 Year     Inception*
International Growth Portfolio              21.59%        8.99%
EAFE Index                                  20.70%        8.65%
International Growth Funds Lipper Average   17.44%          -

*inception date of 7/31/01


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2004 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index seeks to include securities to represent 85% of the free float-adjusted market capitalization within each industry group within each country. A cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.
                                    [GRAPHIC]

                         Top 10 Equity Holdings 12/31/04

Company                                        % of Total Net Assets
-------                                        ---------------------
Anglo Irish Bank Corp. ................................. 1.8%
Puma AG Rudolf Dassler Sport ........................... 1.3%
Grupo Ferrovial, S.A. .................................. 1.1%
OTP Bank ............................................... 1.1%
Next PLC ............................................... 1.1%
Mobistar SA ............................................ 1.1%
Wienerberger AG ........................................ 1.1%
Vinci SA ............................................... 1.0%
Tesco PLC .............................................. 1.0%
Punch Taverns PLC ...................................... 1.0%



                                    [CHART]
                           Sector Allocation 12/31/04

              Consumer Cyclical ............................ 20%
              Financials ................................... 19%
              Technology ................................... 10%
              Industrials ..................................  9%
              Consumer Non-Cyclical ........................  8%
              Health Care ..................................  7%
              Basic Materials ..............................  6%
              Energy .......................................  5%
              Short-Term Investments .......................  5%
              Telecommunications ...........................  4%
              Conglomerates ................................  3%
              Transportation ...............................  3%
              Utilities ....................................  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                                 International Growth Portfolio

 International Growth Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,156.40       $5.15
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.05       $4.83
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

International Growth Portfolio

 International Growth Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

            Foreign Common                         Shares/   Value
            Stocks (94.1%)             Country      $ Par  $ (000's)
            --------------------------------------------------------

            Basic Materials (5.7%)
            BASF AG                 Germany         11,180     805
            CRH PLC                 Ireland         30,226     809
            K+S AG                  Germany         10,955     582
            Nippon Steel Corp.      Japan          268,500     658
            Stora Enso OYJ          Finland         47,500     728
            Sumitomo Chemical
             Co., Ltd.              Japan          142,000     696
            *Syngenta AG            Switzerland      8,455     898
            Wienerberger AG         Austria         24,545   1,172
                                                             -----
                Total                                        6,348
                                                             -----

            Conglomerates (2.9%)
            Grupo Ferrovial SA      Spain           23,015   1,230
            Nomura TOPIX
             Exchange Traded
             Fund                   Japan           74,500     843
            Vinci SA                France           8,510   1,143
                                                             -----
                Total                                        3,216
                                                             -----

            Consumer Cyclical (20.0%)
            Belluna Warrants        Japan            1,452       4
            Beru AG                 Germany            941      88
            Bridgestone Corp.       Japan           32,000     637
            Bulgari SPA             Italy           61,360     758
            Burberry Group PLC      United Kingdom  85,100     655
            Carnival Corp.          United Kingdom  15,015     865
            Edgars Consolidated
             Stores, Ltd.           South Africa    12,888     691
            Esprit Holdings, Ltd.   Hong Kong      177,500   1,073
            Four Seasons Hotels
             Co.                    Canada           5,040     412
            Hilton Group PLC        United Kingdom 103,170     564
            *Hyundai Motor Co.      Korea           16,030     859
            Intercontinental Hotels
             Group PLC              United Kingdom  46,906     583
            Lagardere S.C.A.        France          10,280     742
            Lottomatica SPA         Italy           26,280     964
            Mediaset SPA            Italy           22,465     285
            Next PLC                United Kingdom  37,835   1,198
            NHK Spring Co., Ltd.    Japan           77,000     526
            Nissan Motor Co., Ltd.  Japan           56,800     618
            Nobia AB                Sweden          50,810     841
            Nokian Renkaat OYJ      Finland          5,955     905
            Opap SA                 Greece          31,690     876
            Punch Taverns PLC       United Kingdom  81,670   1,082
            Ryohin Keikaku Co.,
             Ltd.                   Japan           13,600     684
            Signet Group PLC        United Kingdom 317,675     671
            Square Enix Co., Ltd.   Japan           23,700     701
            Swatch Group AG         Switzerland      5,280     775
            Techtronic Industries
             Co.                    Hong Kong      393,500     861
            *Urbi Desarrollos
             Urbanos SA             Mexico          74,085     324

           Foreign Common                          Shares/    Value
           Stocks (94.1%)             Country       $ Par   $ (000's)
           ----------------------------------------------------------

           Consumer Cyclical continued
           USS Co., Ltd.           Japan              8,010     672
           *Vivendi Universal SA   France            26,170     836
           Walmart de Mexico --
            Series V               Mexico           167,665     576
           Wolseley PLC            United Kingdom    36,295     678
                                                             ------
               Total                                         22,004
                                                             ------

           Consumer Non-Cyclical (7.9%)
           Axfood AB               Sweden            18,200     616
           *Cott Corp. ADR         Canada            19,980     494
           *GEOX SPA               Italy             49,640     386
           Metro AG                Germany            6,625     365
           Natura Cosmeticos SA    Brazil            24,150     705
           Nestle SA               Switzerland        2,015     527
           Puma AG                 Germany            5,105   1,404
           Reckitt Benckiser PLC   United Kingdom    24,950     754
           *Royal Numico NV        Netherlands       19,425     700
           SABMiller PLC           United Kingdom    39,175     650
           Swedish Match AB        Sweden            87,270   1,011
           Tesco PLC               United Kingdom   178,830   1,105
                                                             ------
               Total                                          8,717
                                                             ------

           Energy (5.3%)
           BG Group PLC            United Kingdom   103,515     704
           BP PLC                  United Kingdom    63,385     618
           EnCana Corp.            Canada            16,115     920
           Eni SPA                 Italy             36,445     912
           Suncor Energy Inc.      Canada             5,800     205
           Technip SA              France             5,120     947
           *TGS Nopec
            Geophysical Co.
            ASA                    Norway            13,215     338
           Total SA                France             2,620     572
           *Western Oil Sands Inc. Canada            17,865     624
                                                             ------
               Total                                          5,840
                                                             ------

           Financials (18.9%)
           *Admiral Group PLC      United Kingdom    15,070      93
           Aktiv Kapital ASA       Norway               500      11
           Allianz AG              Germany            2,540     337
           Alpha Bank AE           Greece            28,138     981
           AMP, Ltd.               Australia        163,440     930
           Anglo Irish Bank
            Corp. PLC              Ireland           80,292   1,954
           Banca Fideuram SPA      Italy            110,155     570
           *Banco Espanol de
            Credito SA             Spain             55,900     799
           Banco Popolare Di
            Verona                 Italy             44,165     898
           Bangkok Bank PCL        Thailand          55,300     162
           Bank of Yokohama        Japan            109,000     687
           Bank Rakyat
            Indonesia              Indonesia      3,145,500     974

                                                 International Growth Portfolio

 International Growth Portfolio


            Foreign Common                         Shares/   Value
            Stocks (94.1%)             Country      $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            BNP Paribas             France           9,925     719
            Chiba Bank, Ltd.        Japan           93,000     622
            Credit Saison Co., Ltd. Japan           18,900     688
            *Credit Suisse Group    Switzerland     10,250     431
            DNB NOR ASA             Norway          85,235     841
            Erste Bank Der Oester   Austria         17,120     915
            Foereningssparbanken
             AB                     Sweden          31,305     780
            Fondiaria SAI SPA       Italy           26,740     721
            HSBC Holdings PLC       Hong Kong       42,783     732
            ING Groep NV            Netherlands     28,329     857
            *Kookmin Bank           Korea           18,080     707
            Man Group PLC           United Kingdom  22,725     642
            Manulife Financial
             Corp.                  Canada          13,510     624
            MPC Muenchmeyer
             Petersen Capital AG    Germany          3,300     249
            OTP Bank                Hungary         39,770   1,226
            Royal Bank of Scotland
             Group PLC              United Kingdom  21,199     713
            Storebrand ASA          Norway         101,220     978
                                                            ------
                Total                                       20,841
                                                            ------

            Health Care (6.9%)
            CSL, Ltd.               Australia       36,905     846
            *Elekta AB              Sweden          21,375     616
            GN Store Nord           Denmark         71,235     768
            Nobel Biocare Holding
             AG                     Switzerland      4,495     814
            Novartis AG             Switzerland     14,545     733
            Roche Holding AG        Switzerland      7,140     822
            Schwarz Pharma AG       Germany         18,795     851
            Smith & Nephew PLC      United Kingdom  70,660     723
            Stada Arzneimittel AG   Germany         24,045     650
            *Synthes Inc.           Switzerland      7,215     809
                                                            ------
                Total                                        7,632
                                                            ------

            Industrial Goods (8.5%)
            Atlas Copco AB          Sweden          18,345     828
            Capita Group PLC        United Kingdom 131,980     928
            *Chiyoda Corp.          Japan          107,000     782
            Cobham PLC              United Kingdom  28,215     670
            *Daewoo Shipbuilding &
             Marine Engineering
             Co., Ltd.              Korea           48,740     725
            *Deutz AG               Germany         26,733     107
            Hays PLC                United Kingdom 271,135     647
            Keyence Corp.           Japan            3,000     672
            Kubota Corp.            Japan          159,000     788
            Meggitt PLC             United Kingdom 139,428     701
            Metso OYJ               Finland         21,460     340
            Neopost SA              France          11,555     898
            Omron Corp.             Japan           25,900     618
            Volvo AB                Sweden          17,860     708
                                                            ------
                Total                                        9,412
                                                            ------

          Foreign Common                            Shares/    Value
          Stocks (94.1%)               Country       $ Par   $ (000's)
          ------------------------------------------------------------

          Technology (10.3%)
          *Axalto Holding NV        France            26,700      695
          Canon Inc.                Japan             12,700      685
          Dassault Systemes SA      France            12,225      616
          *Ericsson LM - B Shares   Sweden           291,690      931
          Fuji Photo Film Co., Ltd. Japan             17,100      624
          *Gresham Computing
           PLC                      United Kingdom   109,785      582
          Hoya Corp.                Japan              6,800      768
          Indra Sistemas SA         Spain             46,030      786
          Infosys Technologies,
           Ltd.                     India             17,953      863
          *Kontron AG               Germany           84,470      775
          Net One Systems Co.,
           Ltd.                     Japan                178      742
          Nidec Corp.               Japan              5,300      645
          Samsung Electronics
           Co., Ltd.                Korea              1,530      666
          Siemens AG                Germany            8,765      743
          Tandberg ASA              Norway            47,240      587
          TDK Corp.                 Japan              8,900      659
                                                              -------
              Total                                            11,367
                                                              -------

          Telecommunications (3.7%)
          *Deutsche Telekom AG      Germany           37,508      849
          *Mobistar SA              Belgium           12,670    1,188
          PT Telekomunikasi
           Indonesia                Indonesia      1,172,500      609
          Telefonica SA             Spain             43,330      816
          Vodafone Group PLC        United Kingdom   245,225      665
                                                              -------
              Total                                             4,127
                                                              -------

          Transportation (2.5%)
          Canadian National
           Railway Co.              Canada            13,655      833
          Fraport AG                Germany           17,485      746
          *Golar LNG, Ltd.          Norway            32,220      469
          Kamigumi Co., Ltd.        Japan             76,000      607
          *Societe Des Autoroutes
           Paris-Rhin-Rhone         France             1,810      109
                                                              -------
              Total                                             2,764
                                                              -------

          Utilities (1.5%)
          Brisa Auto Estrada de
           Portugal SA              Portugal          82,205      754
          Iberdrola SA              Spain             33,615      855
                                                              -------
              Total                                             1,609
                                                              -------

              Total Foreign Common Stocks
               (Cost: $75,656)                                103,877
                                                              -------

          Call Options (0.0%)
          ------------------------------------------------------------

          Technology (0.0%)
          C/O Kontron AG,
           expiring 3/14/05 @
           6.67                     Germany            1,726        1
                                                              -------
              Total Call Options
               (Cost: $0)                                           1
                                                              -------

International Growth Portfolio

 International Growth Portfolio


           Money Market                                  Shares/    Value
           Investments (5.2%)             Country         $ Par   $ (000's)
           ----------------------------------------------------------------

           Federal Government and Agencies (4.9%)
           Federal Home Loan
            Banks,
            2.10%, 1/18/05             United States    5,500,000    5,495
                                                                   -------
               Total                                                 5,495
                                                                   -------

           Finance Services (0.3%)
           Ciesco LP, 2.20%, 1/3/05    United States      300,000      300
                                                                   -------
               Total                                                   300
                                                                   -------

               Total Money Market Investments
                (Cost: $5,795)                                       5,795
                                                                   -------

               Total Investments (99.3%)
                (Cost $81,451)(a)                                  109,673
                                                                   -------

               Other Assets, Less Liabilities (0.7%)                   825
                                                                   -------

               Total Net Assets (100.0%)                           110,498
                                                                   -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $81,739 and the net unrealized appreciation of investments based on that cost was $27,934 which is comprised of $28,200 aggregate gross unrealized appreciation and $266 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  14.2%
                             Japan           14.2%
                             Germany          7.8%
                             France           6.6%
                             Sweden           5.8%
                             Switzerland      5.3%
                             Italy            5.0%
                             Other           41.1%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements


                                                 International Growth Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                           Net Assets:
Long-term appreciation of capital    Participate in the growth of foreign economies by investing   $981 million
through diversification into markets in securities with high long-term earnings potential relative
outside the United States            to current market values.

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio's holdings will consist primarily of equity securities of issuers in foreign countries. The Portfolio's strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio's manager will focus on the market price of a company's security in relation to its long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, also will be considered.

For the second year in a row, most stock markets throughout the world posted strong performance in 2004. The fourth quarter, in particular, was strong for international stocks, as the flight away from the U.S. dollar continued and we saw the biggest currency moves of the year. For the year ended December 31, 2004, the International Equity Portfolio had a total return of 19.33%, slightly below the 20.70% return on the MSCI EAFE Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, International Value Funds, was 20.75% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

The Portfolio's slight underperformance relative to the Index can be attributed to two factors: underweight positions in the Financials and Consumer Staples sectors, and underweight positions in countries that turned in strong performance for the year. Although the Financials sector represented the Portfolio's largest sector weighting (approximately 20%), it was well below the EAFE Index's weighting of more than 27%. A minor underweighting in Europe also slightly detracted from results.

Other country weights were positive for return in 2004. Overweightings in two countries, South Korea (which is not in the EAFE Index) and Hong Kong, benefited the Portfolio as Emerging Markets experienced good returns in 2004. In addition, the Portfolio had holdings in Latin America (which is not in the EAFE Index) that added value through currency appreciation and strong price appreciation. Other sector weightings that were positive for the Portfolio included overweightings in the Materials, Industrials and Utilities sectors.

Individual stocks that benefited the Portfolio in 2004 included E.ON AG (a German-based industrial company). We like E.ON on its cheap valuation and fundamentals: the company is growing its dividends at 10% a year, has great cash flow and a debt-to-assets ratio of approximately 20%. Under its new CEO, the company committed its efforts to efficiency and streamlining business during 2004 by selling off non-core assets and focusing on electric and gas. The stock appreciated nicely during the year due to cost reductions and higher prices for gas and electric. Suez SA, one of the largest utilities in France, also turned in good performance and is now among the Portfolio's top ten holdings because of price appreciation. In addition, Nordea Bank benefited from the continued consolidation of banks in northern Europe, Brazilian company CVRD, the world's largest iron ore producer, benefited from the strong demand from China. Energy companies posted very strong returns as the price of oil remained at high levels throughout the year, which in turn benefited Portfolio holding CNOOC in China, Norsk Hydro in Norway and Respsol YPF in Spain. The utility sector was the best performing area in the EAFE Index and in the Portfolio was up 34% on strength in companies such as Korea Energy Power Company (KEPCO).

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                              Relative Performance

        Franklin Templeton
          International
         Equity Portfolio         EAFE Index
        ------------------       ------------
12/93        $10,000               $10,000
12/94          9,989                10,810
12/95         11,445                12,059
12/96         13,850                12,824
12/97         15,551                13,094
12/98         16,301                15,756
12/99         20,034                20,057
12/00         19,875                17,257
12/01         17,093                13,598
12/02         14,118                11,469
12/03         19,831                15,961
12/04         23,690                17,815


                        Average Annual Total Return
                    For Periods Ended December 31, 2004

                                     1 Year      5 Years     10 Years
Franklin Templeton International
  Equity Portfolio                   19.33%       3.39%        9.01%
EAFE Index                           20.70%      -0.80%        5.94%
International Value Funds
  Lipper Average                     20.75%       2.87%        8.18%



The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2004 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index seeks to include securities to represent 85% of the free float-adjusted market capitalization within each industry group within each country. A cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.
These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

                                    [GRAPHIC]

                         Top 10 Equity Holdings 12/31/04

Company                                      % of Total Net Assets
-------                                      ---------------------
Samsung Electronics Co., Ltd. ......................... 2.1%
Suez SA ............................................... 1.8%
Nordea Bank AB ........................................ 1.7%
BAE Systems PLC ....................................... 1.5%
BASF AG ............................................... 1.5%
Norske Skogindustrier ................................. 1.5%
Telefonica SA, ADR .................................... 1.5%
Deutsche Post AG ...................................... 1.4%
E.On AG ............................................... 1.4%
KCI Konecranes International PLC ...................... 1.4%



                                     [CHART]

                            Asset Allocation 12/31/04

                         Continential Europe ........ 45%
                         United Kingdom ............. 22%
                         Asia ....................... 21%
                         North America ..............  4%
                         Australia/New Zealand ......  4%
                         Latin America/Caribbean ....  3%
                         Mid-East/Africa ............  1%

Allocation is based on percentage of equities.
Allocation and Top 10 Holdings is subject to change.

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,143.70       $3.83
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.26       $3.61
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

              Foreign Common                    Shares/    Value
              Stocks (96.0%)       Country       $ Par   $ (000)'s
              ----------------------------------------------------

              Consumer Discretionary (11.2%)
              Accor SA          France           173,000    7,574
              British Sky
               Broadcasting
               Group PLC        United Kingdom 1,225,270   13,220
              Compass Group
               PLC              United Kingdom 1,478,070    6,988
              Fuji Photo Film
               Co., Ltd.        Japan            159,300    5,814
              GKN PLC           United Kingdom 2,091,540    9,497
              Koninklijke
               (Royal) Philips
               Electronics NV   Netherlands      449,135   11,911
              Michelin SA --
               Class B          France           156,780   10,056
              Pearson PLC       United Kingdom   697,770    8,420
              Reed Elsevier NV  Netherlands      645,340    8,798
              Sony Corp.        Japan            200,900    7,764
              Valeo SA          France           148,650    6,223
              Volkswagen AG     Germany          230,450   10,447
              Wolters Kluwer
               NV               Netherlands      166,630    3,345
                                                          -------
                  Total                                   110,057
                                                          -------

              Consumer Staples (3.6%)
              Boots Group PLC   United Kingdom   601,970    7,576
              Cadbury
               Schweppes PLC    United Kingdom 1,086,340   10,115
              Nestle SA         Switzerland       38,980   10,198
              Unilever PLC      United Kingdom   773,990    7,601
                                                          -------
                  Total                                    35,490
                                                          -------

              Energy (5.8%)
              BP PLC            United Kingdom 1,037,940   10,123
              ENI SPA           Italy            414,535   10,379
              IHC Caland NV     Netherlands      112,800    7,166
              Repsol YPF SA     Spain            493,680   12,858
              Shell Transport &
               Trading Co. PLC  United Kingdom 1,428,430   12,176
              Total SA          France            21,182    4,627
                                                          -------
                  Total                                    57,329
                                                          -------

              Financials (20.1%)
              ACE, Ltd.         Bermuda          234,580   10,028
              Australia & New
               Zealand Banking
               Group, Ltd.      Australia         89,588    1,446
              Axa SA            France           460,957   11,391
              *Banca Nazionale
               del Lavora SPA   Italy          3,584,211   10,694
              Banco Santander
               Central Hispano
               SA               Spain            906,009   11,244
              Cheung Kong
               Hldgs, Ltd.      Hong Kong      1,035,000   10,353

            Foreign Common                       Shares/    Value
            Stocks (96.0%)          Country       $ Par   $ (000)'s
            -------------------------------------------------------

            Financials continued
            Dbs Group
             Holdings, Ltd.      Singapore      1,192,000   11,756
            HSBC Holdings
             PLC                 United Kingdom   530,937    9,085
            ING Groep NV         Netherlands      436,000   13,191
            *Kookmin Bank        South Korea      130,600    5,109
            Lloyds TSB Group
             PLC                 United Kingdom 1,165,150   10,581
            National Australia
             Bank, Ltd.          Australia        514,130   11,615
            Nomura Holdings,
             Inc.                Japan            332,400    4,846
            Nordea Bank AB       Sweden         1,651,590   16,769
            Riunione Adriatica
             di Sicurta SPA      Italy            447,283   10,117
            Royal Bank of
             Scotland Group
             PLC                 United Kingdom   303,290   10,202
            Sompo Japan
             Insurance, Inc.     Japan          1,103,000   11,238
            Standard Chartered
             PLC                 United Kingdom   370,360    6,887
            Swiss Re             Switzerland      170,200   12,139
            XL Capital,
             Ltd., -- Class A    Bermuda           94,850    7,365
                                                           -------
                Total                                      196,056
                                                           -------

            Health Care (5.2%)
            *CK Life Sciences
             International, Inc. Hong Kong         29,640        5
            GlaxoSmithKline
             PLC                 United Kingdom   365,910    8,585
            Mayne Group, Ltd.    Australia             10        0
            Ono
             Pharmaceutical
             Co., Ltd.           Japan            191,000   10,718
            SANOFI-
             AVENTIS             France           164,625   13,157
            Shire
             Pharmaceuticals
             Group PLC           United Kingdom 1,124,010   11,804
            Takeda
             Pharmaceutical
             Co., Ltd.           Japan            140,600    7,080
                                                           -------
                Total                                       51,349
                                                           -------

            Industrials (17.0%)
            Adecco SA            Switzerland      124,930    6,290
            Atlas Copco AB       Sweden           221,760   10,011
            BAE Systems PLC      United Kingdom 3,411,020   15,095
            *British Airways
             PLC                 United Kingdom 1,228,800    5,544
            Deutsche Post AG     Germany          602,100   13,831

                              Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio


             Foreign Common                      Shares/    Value
             Stocks (96.0%)         Country       $ Par   $ (000's)
             ------------------------------------------------------

             Industrials continued
             East Japan
              Railway, Co.       Japan                876    4,873
             Empresa Brasiliera
              DE AE, ADR         Brazil           148,150    4,954
             Hutchison
              Whampoa, Ltd.      Hong Kong      1,081,000   10,118
             KCI Konecranes
              International PLC  Finland          302,500   13,367
             Rentokil Initial
              PLC                United Kingdom 2,672,940    7,582
             *Rolls-Royce Group
              PLC                United Kingdom 1,916,990    9,091
             Securitas AB --
              Class B            Sweden           541,000    9,281
             Smiths Group PLC    United Kingdom   480,490    7,583
             Societe Bic SA      France           173,740    8,738
             Swire Pacific,
              Ltd. -- Class A    Hong Kong      1,276,500   10,675
             Toto, Ltd.          Japan            873,000    8,332
             Vestas Wind
              Systems AS         Denmark          835,280   10,379
             Volvo AB --
             Class B             Sweden           278,740   11,052
                                                           -------
                 Total                                     166,796
                                                           -------

             Information Technology (6.3%)
             *Celestica, Inc.    Canada           415,600    5,862
             *Check Point
              Software
              Technologies, Ltd. Israel           387,430    9,542
             Hitachi, Ltd.       Japan          1,198,000    8,301
             Nintendo Co., Ltd.  Japan             64,600    8,114
             Samsung
              Electronics Co.,
              Ltd.               South Korea       46,140   20,079
             Toshiba Corp.       Japan          2,350,000   10,091
                                                           -------
                 Total                                      61,989
                                                           -------

             Materials (10.8%)
             Akzo Nobel NV       Netherlands      234,050    9,983
             Alumina, Ltd.       Australia      1,908,930    8,889
             BASF AG             Germany          206,800   14,898
             Bayer AG            Germany          263,150    8,921
             BHP Billiton, Ltd.  Australia      1,042,700   12,538
             *Cia Vale Do Rio
              Doce, ADR          Brazil           461,880   11,261
             Domtar, Inc.        Canada           455,490    5,512
             Norske
              Skogindustrier     Norway           684,860   14,813
             Stora Enso OYJ --
              Class R            Finland          658,140   10,082
             UPM-Kymmene
              OYJ                Finland          394,760    8,778
                                                           -------
                 Total                                     105,675
                                                           -------

             Foreign Common                      Shares/     Value
             Stocks (96.0%)        Country        $ Par    $ (000's)
             -------------------------------------------------------

             Telecommunication Services (9.0%)
             BCE, Inc.          Canada             430,910   10,401
             KT Corp., ADR      South Korea        385,100    8,399
             Nippon Telegraph
              & Telephone
              Corp.             Japan                1,930    8,664
             Portugal Telecom
              SA                Portugal           632,670    7,826
             SK Telecom, Ltd.,
              ADR               South Korea        322,890    7,184
             Telefonica SA,
              ADR               Spain              251,528   14,212
             Telefonos de
              Mexico SA,
              ADR               Mexico             257,344    9,861
             Telenor ASA        Norway           1,208,610   10,975
             Vodafone Group
              PLC               United Kingdom   3,802,400   10,312
                                                            -------
                 Total                                       87,834
                                                            -------

             Utilities (7.0%)
             E.On AG            Germany            146,700   13,372
             Endesa SA          Spain              211,210    4,964
             Hong Kong
              Electric
              Holdings, Ltd.    Hong Kong        1,549,500    7,077
             Iberdrola SA       Spain              387,080    9,839
             Korea Electric
              Power Corp.       South Korea        224,850    5,832
             National Grid
              Transco PLC       United Kingdom   1,093,990   10,418
             Suez SA            France             646,510   17,241
                                                            -------
                 Total                                       68,743
                                                            -------

                 Total Foreign Common Stocks
                  (Cost: $713,861)                          941,318
                                                            -------

             Money Market Investments (3.9%)
             -------------------------------------------------------

             Autos (1.0%)
             Daimler Chrysler
              Auto,
              2.25%, 1/12/05    United States   10,000,000    9,993
                                                            -------
                 Total                                        9,993
                                                            -------

             Finance Services (1.9%)
             Ciesco LLC,
              2.20%, 1/3/05     United States    8,500,000    8,499
             Citicorp,
              2.27%, 1/20/05    United States   10,000,000    9,988
                                                            -------
                 Total                                       18,487
                                                            -------

Franklin Templeton International Equity Portfolio

 Franklin Templeton International Equity Portfolio



            Money Market                               Shares/     Value
            Investments (3.9%)          Country         $ Par    $ (000's)
            --------------------------------------------------------------

            Short Term Business Credit (1.0%)
            Sheffield
             Receivables, 2.23%,
             1/4/05                  United States    10,000,000    9,998
                                                                  -------
                Total                                               9,998
                                                                  -------

                Total Money Market Investments
                 (Cost: $38,478)                                   38,478
                                                                  -------

                Total Investments (99.9%)
                 (Cost $752,339)(a)                               979,796
                                                                  -------

                Other Assets, Less Liabilities (0.1%)               1,181
                                                                  -------

                Total Net Assets (100.0%)                         980,977
                                                                  -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $754,397 and the net unrealized appreciation of investments based on that cost was $225,399 which is comprised of $242,967 aggregate gross unrealized appreciation and $17,568 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

                             United Kingdom  21.3%
                             Japan            9.8%
                             France           8.1%
                             Germany          6.3%
                             Netherlands      5.6%
                             Spain            5.4%
                             Other           43.5%
                                            ------
                                 Total      100.0%
                                            ------

    The Accompanying Notes are an Integral Part of the Financial Statements

                              Franklin Templeton International Equity Portfolio

 AllianceBernstein Mid Cap Value Portfolio

--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and current Invest primarily in the equity securities of mid-sized $72 million
income.                                 companies that are believed to be undervalued.

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. The portfolio invests primarily in a diversified portfolio of equities of mid-sized companies that are believed to be undervalued. The portfolio's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein's fundamental value approach. In selecting investments, management uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

2004 was another great year for small- and mid-cap stocks, and for the sixth consecutive year, the Russell 2500 Index beat the broad market, as represented by the Standard & Poor's (S&P) 500 Stock Index. For the year, the Portfolio returned 18.67%, slightly outperforming its style-neutral benchmark, the Russell 2500 Index, which returned 18.29%, but modestly trailing the value benchmark, the Russell 2500 Value Index, which returned 21.58% during the same period. Within the small- and mid-cap universe, larger stocks are now much cheaper than smaller stocks, and the Portfolio's management team has positioned the Portfolio to take advantage of this valuation disparity.

The Portfolio outperformed its benchmark, the Russell 2500 Index, returning 18.67% versus 18.29% for the benchmark during the twelve months ended December 31, 2004. Both sector selection and stock selection contributed to our premium during 2004. Strong stock selection in the producer durables, materials and processing and consumer staples sectors offset negative stock selection positions in the financial services, consumer discretionary and autos & transportation sectors. An underweighted position in the technology sector, in addition to an overweighted position in the materials and processing sector, also contributed to the Portfolio's premium. Notable contributors for the year included Terex, PacifiCare Health Systems, Texas Industries, Andrew and FMC. Detractors during the annual period included Vishay Intertechnology, Group 1 Automotive, American Axle & Manufacturing, Dana Corp. and Universal Health.

With no major controversy creating anxiety today, there are few sizeable value themes and the value opportunity, as we measure it, is smaller than usual. Our research continues to identify, however, some pockets of opportunity. We remain convinced that among small companies, larger is cheaper. After a period of extraordinary outperformance, the smallest companies in the Russell 2500 Index are still posting losses collectively, while the largest are selling at just 22 times trailing earnings. Moreover, the larger the company, the cheaper it gets. The discount of larger-cap stocks within the group is all the more striking because over the long-term, the largest small-cap companies have delivered higher returns on both equity and investment, with lower volatility. Looking at sectors, we continue to maintain a pro-cyclical investment stance, although the character is shifting somewhat. Overweighted positions in commodities and capital equipment have been pared as stocks have appreciated. That capital has been recycled into consumer stocks as anxiety about consumer spending has created some relative bargains. We have also been investing in business services as we feel that there are companies with attractive valuations that are likely to enjoy improved results with an eventual rebound in white collar employment that accompanies every economic recovery.


                                    [CHART]

                              Relative Performance

            AllianceBernstein Mid
             Cap Value Portfolio       Russell 2500 Index
            ----------------------     ------------------
 5/03             10,000                     10,000
12/03             13,316                     13,941
12/04             15,801                     16,491


                        Average Annual Total Return
                      For Periods Ended December 31, 2004
                                                              Since
                                                 1 Year     Inception#
AllianceBernstein Mid Cap Value Portfolio        18.67%        31.55%
Russell 2500 Index                               18.29%        34.96%
Mid Cap Value Funds Lipper Average               19.03%           -

#inception date of 5/1/03, returns not annualized

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. Market capitalization of companies in the Index ranged from $317.8 billion to $175.8 million. The index is unmanaged and cannot be invested in directly and does not include administrative expenses or sales charges.

The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $992.9 million; the median market capitalization was approximately $640 million. The largest company in the Index had an approximate market capitalization of $4.0 billion.

The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value,compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

Top 10 Equity Holdings 12/31/04

Company                                       % of Total Net Assets
URS Corp.                                              2.1%
A.G. Edwards                                           1.9%
Constellation Brands, Inc. - Class A                   1.9%
Radian Group, Inc.                                     1.8%
Borders Group, Inc.                                    1.8%
Jones Apparel Group, Inc.                              1.8%
ArvinMeritor, Inc.                                     1.7%
MAF Bancorp, Inc.                                      1.6%
Universal Corp.                                        1.6%
PacifiCare Health Systems, Inc.                        1.6%





                                    [CHART]

                           Sector Allocation 12/31/04

                       Consumer Discretionary ....... 22%
                       Financials ................... 20%
                       Industrials .................. 17%
                       Information Technology .......  9%
                       Materials ....................  9%
                       Consumer Staples .............  7%
                       Short-Term Investments .......  6%
                       Health Care ..................  4%
                       Utilities ....................  4%
                       Energy .......................  2%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,118.30       $4.66
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.43       $4.44
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                      AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
            Common Stocks (94.1%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (22.0%)
            American Axle & Manufacturing
             Holdings, Inc.                        32,500      996
            ArvinMeritor, Inc.                     53,800    1,204
            *AutoNation, Inc.                      47,900      920
            Beazer Homes USA, Inc.                  6,200      907
            Borders Group, Inc.                    50,300    1,278
            BorgWarner, Inc.                       14,400      780
            Dana Corp.                             51,700      896
            Federated Department Stores, Inc.       6,400      370
            Foot Locker, Inc.                       9,100      245
            *Group 1 Automotive, Inc.              34,900    1,099
            Jones Apparel Group, Inc.              34,800    1,273
            Liz Claiborne, Inc.                    27,400    1,157
            The Neiman Marcus Group, Inc. --
             Class A                               16,000    1,145
            *Office Depot, Inc.                    66,200    1,149
            *Payless ShoeSource, Inc.              82,800    1,018
            RadioShack Corp.                       22,200      730
            V. F. Corp.                            13,900      770
                                                            ------
                Total                                       15,937
                                                            ------

            Consumer Staples (7.2%)
            *BJ's Wholesale Club, Inc.             39,000    1,136
            *Constellation Brands, Inc. -- Class A 28,700    1,335
            Corn Products International, Inc.       9,100      487
            *Del Monte Foods Co.                   95,800    1,056
            Universal Corp.                        24,400    1,167
                                                            ------
                Total                                        5,181
                                                            ------

            Energy (2.3%)
            Pogo Producing Co.                     19,100      926
            *SEACOR Holdings, Inc.                 13,900      742
                                                            ------
                Total                                        1,668
                                                            ------

            Financials (20.3%)
            A.G. Edwards, Inc.                     31,600    1,366
            Astoria Financial Corp.                23,300      931
            Banknorth Group, Inc.                  12,000      439
            Central Pacific Financial Corp.        20,300      734
            Commercial Federal Corp.               34,000    1,010
            Fidelity National Financial, Inc.       6,300      288
            Hibernia Corp. -- Class A              35,000    1,033
            MAF Bancorp, Inc.                      26,500    1,188
            Old Republic International Corp.       40,400    1,022
            Popular, Inc.                          27,600      796
            Radian Group, Inc.                     24,200    1,288
            Sovereign Bancorp, Inc.                38,600      870
            StanCorp Financial Group, Inc.         13,000    1,073
            UnionBanCal Corp.                      12,000      774
            Washington Federal, Inc.               34,000      902
            Whitney Holding Corp.                  20,100      904
                                                            ------
                Total                                       14,618
                                                            ------

                                                 Shares/   Value
              Common Stocks (94.1%)               $ Par  $ (000's)
              ----------------------------------------------------

              Health Care (4.2%)
              Owens & Minor, Inc.                 41,050   1,156
              *PacifiCare Health Systems, Inc.    20,500   1,159
              Universal Health Services, Inc. --
               Class B                            16,000     712
                                                          ------
                  Total                                    3,027
                                                          ------

              Industrials (16.8%)
              Cooper Industries, Ltd. -- Class A  12,000     815
              Harsco Corp.                        14,200     792
              Hughes Supply, Inc.                 31,700   1,025
              *Moog, Inc. -- Class A              25,200   1,143
              Mueller Industries, Inc.            19,600     631
              PACCAR, Inc.                         9,750     785
              Parker-Hannifin Corp.               10,500     795
              Reliance Steel & Aluminum Co.       25,000     974
              *Terex Corp.                        12,600     600
              Textron, Inc.                       12,000     886
              *United Stationers, Inc.            24,700   1,141
              *URS Corp.                          46,200   1,482
              USF Corp.                           27,000   1,025
                                                          ------
                  Total                                   12,094
                                                          ------

              Information Technology (8.8%)
              *ADC Telecommunications, Inc.      235,000     630
              *Andrew Corp.                       79,900   1,089
              Anixter International, Inc.         25,900     932
              IKON Office Solutions, Inc.         89,100   1,030
              *Tech Data Corp.                    18,000     817
              *Tellabs, Inc.                      70,000     601
              *Vishay Intertechnology, Inc.       60,400     907
              *Western Digital Corp.              31,700     344
                                                          ------
                  Total                                    6,350
                                                          ------

              Materials (8.9%)
              Albemarle Corp.                     27,500   1,065
              Ball Corp.                          19,200     844
              Crompton Corp.                      35,000     413
              Cytec Industries, Inc.              21,300   1,096
              MeadWestvaco Corp.                  18,000     610
              Silgan Holdings, Inc.               11,700     713
              Texas Industries, Inc.              14,900     929
              United States Steel Corp.           14,500     743
                                                          ------
                  Total                                    6,413
                                                          ------

              Utilities (3.6%)
              Northeast Utilities                 32,800     618
              PNM Resources, Inc.                 22,800     577
              Puget Energy, Inc.                  43,700   1,079
              WPS Resources Corp.                  6,100     305
                                                          ------
                  Total                                    2,579
                                                          ------

                  Total Common Stocks
                   (Cost: $53,566)                        67,867
                                                          ------

AllianceBernstein Mid Cap Value Portfolio

 AllianceBernstein Mid Cap Value Portfolio


                                                  Shares/     Value
              Money Market Investments (5.7%)      $ Par    $ (000's)
              -------------------------------------------------------

              Federal Government & Agencies (5.7%)
               Federal Home Loan Bank,
                2.10%, 1/18/05                   4,100,000    4,096
                                                             ------

                  Total Money Market Investments
                   (Cost: $4,096)                             4,096
                                                             ------

                  Total Investments (99.8%)
                    (Cost $57,662)(a)                        71,963
                                                             ------

                  Other Assets, Less Liabilities (0.2%)         168
                                                             ------

                  Total Net Assets (100.0%)                  72,131
                                                             ------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $57,668 and the net unrealized appreciation of investments based on that cost was $14,295 which is comprised of $14,710 aggregate gross unrealized appreciation and $415 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                      AllianceBernstein Mid Cap Value Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                  Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the    $427 million
cost-effective participation in broad  composition and returns of the S&P MidCap 400 Index.
market performance

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index by investing in stocks included in the S&P MidCap 400 Index, which is composed of 400 common stocks. The S&P MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500(R) Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Portfolio's strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 400 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. Therefore, the Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain full invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Portfolio may purchase Index futures contracts in amounts approximating the cash held in the Index.

For the year ended December 31, 2004, the Index 400 Stock Portfolio had a return of 16.26%, slightly behind the return on the S&P MidCap 400 Index of 16.49%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 400 MidCap Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The average return for the Portfolio's peer group, Mid-Cap Core Funds, was 16.47% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the portfolios in the group are actively managed.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%. For the S&P MidCap 400 Index, the fourth quarter accounted for 12.16% of its 2004 annual gain of 16.49%.

The 400 stocks in the MidCap 400 Index are divided into ten industry sectors. For the year ended December 31, 2004, all but one of the sectors showed substantial gains. The strongest sectors were Energy (up 31.82%), Materials (up 28.14%), Consumer Staples (up 20.74%), Consumer Discretionary (up 18.38%) and Industrials (up 18.15%). Energy was the top performing sector for the year, benefiting from a dramatic rise in oil prices through much of 2004. However, oil prices dropped substantially beginning in October and the sector turned in poor performance for the fourth quarter. Other sectors that performed well were Financials (up 17.04%), Health Care (up 14.94%), Utilities (up 14.39%) and Telecommunications Services (up 13.31%). The only sector with negative performance for the year was Information Technology (down -3.70%). The sector was hit hard earlier in 2004 as investors turned more defensive, but Info Tech stocks had a very nice gain in the fourth quarter as the market rallied and investors were willing to take on more risk.

The Portfolio seeks to track the performance and weightings of stocks in the S&P MidCap 400 Index. Accordingly, changes are made to the Portfolios' holdings as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor's adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. There were 25 additions to the Index during 2004. Those added in the fourth quarter were Advance Auto Parts, Crane Co., Deluxe Corp., Steel Dynamics, Worthington Industries, Weingarten Realty CBI, Techne Corp. and VCA Antech. There were also 25 companies eliminated from the Index during the year. Those eliminated during the fourth quarter were XTO Energy, Six Flags, Quantum Corp., Superior Industries, Compass Bancshares, L-3 Communications, Advanced Fibre Communications and IMC Global.

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------



                                    [CHART]

                              Relative Performance

                 Index 400             S&P MidCap
              Stock Portfolio          400 index
              ---------------         ----------
 4/99             10,000                10,000
12/99             11,283                11,356
12/00             13,225                13,344
12/01             13,138                13,264
12/02             11,228                11,340
12/03             15,159                15,376
12/04             17,625                17,914


                     Average Annual Total Return
                  For Periods Ended December 31, 2004

                                                           Since
                                   1 Year    5 Years     Inception*
Index 400 Stock Portfolio          16.26%     9.33%        10.51%
S&P MidCap 400 Index               16.49%     9.54%        10.83%
Mid Cap Core Funds Lipper Average  16.47%      9.51%          -

*inception date of 4/30/99

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2004, the 400 companies in the composite had a median market capitalization of $2.4 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                                             % of Total Net Assets
D.R. Horton, Inc.                                             0.8%
The Washington Post Co. - Class B                             0.8%
Lennar Corp. - Class A                                        0.7%
Harman International Industries, Inc.                         0.7%
Fidelity National Financial, Inc.                             0.7%
Murphy Oil Corp.                                              0.6%
Legg Mason, Inc.                                              0.6%
Lyondell Chemical Co.                                         0.6%
Weatherford International, Ltd.                               0.6%
Tyson Foods, Inc. - Class A                                   0.5%




                                    [CHART]

                           Sector Allocation 12/31/04

               Consumer Discretionary ....................... 18%
               Financials ................................... 17%
               Information Technology ....................... 13%
               Industrials .................................. 11%
               Health Care .................................. 10%
               Telecommunications & Other Holdings .......... 10%
               Energy .......................................  6%
               Utilities ....................................  5%
               Consumer Staples .............................  4%



Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,097.50       $1.39
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.51       $1.34
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
           Common Stocks (90.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Consumer Discretionary (17.6%)
           *99 Cents Only Stores                    24,833     401
           Abercrombie & Fitch Co. -- Class A       33,800   1,587
           *Advance Auto Parts, Inc.                26,700   1,166
           *Aeropostale, Inc.                       19,900     586
           American Eagle Outfitters, Inc.          26,350   1,241
           American Greetings Corp. -- Class A      24,500     621
           *AnnTaylor Stores Corp.                  25,150     541
           Applebee's International, Inc.           28,900     764
           ArvinMeritor, Inc.                       24,750     554
           Bandag, Inc.                              6,900     344
           *Barnes & Noble, Inc.                    25,000     807
           Belo Corp. -- Class A                    41,000   1,076
           Blyth, Inc.                              14,600     432
           Bob Evans Farms, Inc.                    12,600     329
           Borders Group, Inc.                      26,800     681
           BorgWarner, Inc.                         20,100   1,089
           Boyd Gaming Corp.                        31,100   1,295
           *Brinker International, Inc.             30,850   1,082
           *Caesars Entertainment, Inc.            111,800   2,252
           Callaway Golf Co.                        27,200     367
           *CarMax, Inc.                            37,200   1,155
           Catalina Marketing Corp.                 18,700     554
           CBRL Group, Inc.                         17,200     720
           *The Cheesecake Factory, Inc.            27,750     901
           *Chico's FAS, Inc.                       31,900   1,452
           Claire's Stores, Inc.                    35,300     750
           D.R. Horton, Inc.                        83,250   3,357
           *Dollar Tree Stores, Inc.                40,400   1,159
           *Emmis Communications Corp. -- Class A   20,100     386
           *Entercom Communications Corp. --
            Class A                                 17,800     639
           Foot Locker, Inc.                        55,600   1,497
           Furniture Brands International, Inc.     18,900     473
           Gentex Corp.                             27,700   1,025
           GTECH Holdings Corp.                     41,400   1,074
           Harman International Industries, Inc.    23,900   3,035
           Harte-Hanks, Inc.                        30,450     791
           *Hovnanian Enterprises, Inc. -- Class A  21,800   1,080
           International Speedway Corp. -- Class A  19,000   1,003
           *Krispy Kreme Doughnuts, Inc.            22,000     277
           Lear Corp.                               24,000   1,464
           Lee Enterprises, Inc.                    16,100     742
           Lennar Corp. -- Class A                  55,700   3,157
           Mandalay Resort Group                    24,100   1,697
           Media General, Inc. -- Class A            8,500     551
           Michaels Stores, Inc.                    48,400   1,451
           Modine Manufacturing Co.                 12,300     415
           *Mohawk Industries, Inc.                 23,800   2,172
           The Neiman Marcus Group, Inc. --
            Class A                                 17,400   1,245
           *O'Reilly Automotive, Inc.               19,700     887
           Outback Steakhouse, Inc.                 26,300   1,204
           *Pacific Sunwear of California, Inc.     26,500     590

                                                    Shares/   Value
           Common Stocks (90.3%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Consumer Discretionary continued
           *Payless ShoeSource, Inc.                 24,342     299
           PETsMART, Inc.                            51,800   1,840
           Pier 1 Imports, Inc.                      30,700     605
           The Reader's Digest Association, Inc. --
            Class A                                  35,500     494
           Regis Corp.                               15,800     729
           *Rent-A-Center, Inc.                      27,100     718
           Ross Stores, Inc.                         52,700   1,521
           Ruby Tuesday, Inc.                        23,200     605
           Ryland Group, Inc.                        17,000     978
           Saks, Inc.                                49,800     723
           *Scholastic Corp.                         14,200     525
           Thor Industries, Inc.                     20,300     752
           *The Timberland Co. -- Class A            12,300     771
           *Toll Brothers, Inc.                      26,700   1,832
           Tupperware Corp.                          20,900     433
           *Urban Outfitters, Inc.                   28,900   1,283
           *Valassis Communications, Inc.            18,300     641
           The Washington Post Co. -- Class B         3,400   3,343
           *Westwood One, Inc.                       34,300     924
           *Williams-Sonoma, Inc.                    41,600   1,458
                                                             ------
               Total                                         74,592
                                                             ------

           Consumer Staples (4.1%)
           *BJ's Wholesale Club, Inc.                24,800     722
           Church & Dwight Co., Inc.                 22,250     748
           *Constellation Brands, Inc. -- Class A    38,500   1,791
           *Dean Foods Co.                           53,214   1,753
           *Energizer Holdings, Inc.                 27,800   1,381
           Hormel Foods Corp.                        49,500   1,552
           The J.M. Smucker Co.                      20,796     979
           Lancaster Colony Corp.                    12,500     536
           PepsiAmericas, Inc.                       49,400   1,049
           Ruddick Corp.                             16,700     362
           *Smithfield Foods, Inc.                   39,600   1,172
           Tootsie Roll Industries, Inc.             18,654     646
           Tyson Foods, Inc. -- Class A             126,040   2,320
           Universal Corp.                            9,100     435
           Whole Foods Market, Inc.                  22,200   2,117
                                                             ------
               Total                                         17,563
                                                             ------

           Energy (6.1%)
           *Cooper Cameron Corp.                     19,600   1,055
           ENSCO International, Inc.                 53,900   1,711
           *FMC Technologies, Inc.                   24,369     785
           *Forest Oil Corp.                         21,200     672
           *Grant Prideco, Inc.                      44,100     884
           *Hanover Compressor Co.                   27,900     394
           Helmerich & Payne, Inc.                   18,000     613
           Murphy Oil Corp.                          32,800   2,640
           *National-Oilwell, Inc.                   30,700   1,083
           *Newfield Exploration Co.                 22,200   1,311
           Noble Energy, Inc.                        21,000   1,295
           Overseas Shipholding Group, Inc.          14,100     778
           Patterson-UTI Energy, Inc.                59,800   1,163

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                   Shares/   Value
            Common Stocks (90.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Energy continued
            Pioneer Natural Resources Co.          52,100    1,829
            *Plains Exploration and Production Co. 27,500      715
            Pogo Producing Co.                     23,000    1,115
            *Pride International, Inc.             48,600      998
            *Smith International, Inc.             37,400    2,035
            Tidewater, Inc.                        21,600      769
            *Varco International, Inc.             34,962    1,019
            *Weatherford International, Ltd.       48,500    2,488
            Western Gas Resources, Inc.            26,400      772
                                                            ------
                Total                                       26,124
                                                            ------

            Financials (16.7%)
            A.G. Edwards, Inc.                     27,300    1,180
            *Allmerica Financial Corp.             19,000      624
            AMB Property Corp.                     29,600    1,196
            American Financial Group, Inc.         26,300      823
            *AmeriCredit Corp.                     55,400    1,355
            AmerUs Group, Co.                      14,000      634
            Arthur J. Gallagher & Co.              33,000    1,073
            Associated Banc-Corp.                  46,263    1,536
            Astoria Financial Corp.                26,600    1,063
            Bank of Hawaii Corp.                   18,900      959
            Banknorth Group, Inc.                  62,800    2,297
            Brown & Brown, Inc.                    24,700    1,076
            City National Corp.                    17,600    1,243
            The Colonial BancGroup, Inc.           47,700    1,013
            Commerce Bancorp, Inc.                 28,300    1,823
            Cullen/Frost Bankers, Inc.             18,600      904
            Developers Diversified Realty Corp.    38,500    1,708
            Eaton Vance Corp.                      24,000    1,252
            Everest Re Group, Ltd.                 20,000    1,791
            Fidelity National Financial, Inc.      62,315    2,845
            The First American Corp.               32,000    1,124
            FirstMerit Corp.                       30,100      858
            GATX Corp.                             17,600      520
            Greater Bay Bancorp                    18,200      507
            HCC Insurance Holdings, Inc.           24,200      802
            Hibernia Corp. -- Class A              55,400    1,635
            Highwoods Properties, Inc.             19,100      529
            Horace Mann Educators Corp.            15,300      292
            Hospitality Properties Trust           24,000    1,104
            Independence Community Bank Corp.      30,200    1,286
            IndyMac Bancorp, Inc.                  22,100      761
            Investors Financial Services Corp.     23,700    1,185
            Jefferies Group, Inc.                  20,400      822
            *LaBranche & Co., Inc.                 21,400      192
            Legg Mason, Inc.                       35,950    2,633
            Leucadia National Corp.                25,600    1,779
            Liberty Property Trust                 30,600    1,322
            Mack-Cali Realty Corp.                 21,700      999
            Mercantile Bankshares Corp.            28,300    1,477
            MoneyGram International, Inc.          31,600      668
            New Plan Excel Realty Trust, Inc.      36,600      991
            New York Community Bancorp, Inc.       94,621    1,946
            *Ohio Casualty Corp.                   22,100      513
            Old Republic International Corp.       65,100    1,647
            The PMI Group, Inc.                    34,000    1,420

                                                     Shares/   Value
          Common Stocks (90.3%)                       $ Par  $ (000's)
          ------------------------------------------------------------

          Financials continued
          Protective Life Corp.                       24,800   1,059
          Radian Group, Inc.                          32,800   1,746
          Raymond James Financial, Inc.               26,350     816
          Rayonier, Inc.                              17,811     871
          SEI Investments Co.                         36,600   1,535
          *Silicon Valley Bancshares                  12,800     574
          StanCorp Financial Group, Inc.              10,100     833
          TCF Financial Corp.                         49,500   1,591
          United Dominion Realty Trust, Inc.          47,300   1,173
          Unitrin, Inc.                               24,500   1,114
          W.R. Berkley Corp.                          30,000   1,415
          Waddell & Reed Financial, Inc. --
           Class A                                    29,500     705
          Washington Federal, Inc.                    28,150     747
          Webster Financial Corp.                     18,900     957
          Weingarten Realty Investments               31,700   1,271
          Westamerica Bancorporation                  11,400     665
          Wilmington Trust Corp.                      24,000     868
                                                              ------
              Total                                           71,347
                                                              ------

          Health Care (9.7%)
          *Apria Healthcare Group, Inc.               17,300     570
          *Barr Pharmaceuticals, Inc.                 36,600   1,667
          Beckman Coulter, Inc.                       21,700   1,454
          *Cephalon, Inc.                             20,600   1,048
          *Charles River Laboratories International,
           Inc.                                       23,100   1,063
          *Community Health Systems, Inc.             31,100     867
          *Covance, Inc.                              22,300     864
          *Coventry Health Care, Inc.                 32,000   1,699
          *Cytyc Corp.                                39,900   1,100
          DENTSPLY International, Inc.                28,850   1,621
          *Edwards Lifesciences Corp.                 21,200     875
          *First Health Group Corp.                   32,800     614
          *Health Net, Inc.                           39,600   1,143
          *Henry Schein, Inc.                         15,400   1,072
          Hillenbrand Industries, Inc.                22,100   1,227
          *INAMED Corp.                               12,800     810
          *Invitrogen Corp.                           18,300   1,228
          *IVAX Corp.                                 89,531   1,416
          *LifePoint Hospitals, Inc.                  13,800     481
          *Lincare Holdings, Inc.                     35,800   1,527
          *Millennium Pharmaceuticals, Inc.          109,200   1,324
          Omnicare, Inc.                              37,200   1,288
          *PacifiCare Health Systems, Inc.            30,100   1,701
          *Par Pharmaceutical Companies, Inc.         12,100     501
          *Patterson Companies, Inc.                  49,000   2,125
          Perrigo Co.                                 25,800     446
          *Protein Design Labs, Inc.                  34,100     705
          *Renal Care Group, Inc.                     24,050     866
          *Sepracor, Inc.                             37,500   2,225
          *STERIS Corp.                               24,700     586
          *Techne Corp.                               14,700     572
          *Triad Hospitals, Inc.                      27,439   1,021
          Universal Health Services, Inc. -- Class B  20,800     926
          Valeant Pharmaceuticals International       30,000     791
          *Varian Medical Systems, Inc.               48,500   2,096
          *Varian, Inc.                               12,400     509

Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                   Shares/   Value
           Common Stocks (90.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Health Care continued
           *VCA Antech, Inc.                       29,300      574
           *Vertex Pharmaceuticals, Inc.           28,700      303
           *VISX, Inc.                             17,700      458
                                                            ------
               Total                                        41,363
                                                            ------

           Industrials (11.5%)
           Adesa, Inc.                             32,700      694
           *AGCO Corp.                             32,200      705
           *AirTran Holdings, Inc.                 30,600      327
           *Alaska Air Group, Inc.                  9,600      322
           Alexander & Baldwin, Inc.               15,200      645
           *Alliant Techsystems, Inc.              13,500      883
           AMETEK, Inc.                            24,500      874
           Banta Corp.                              8,900      398
           The Brink's Co.                         20,300      802
           C.H. Robinson Worldwide, Inc.           30,500    1,693
           *Career Education Corp.                 36,600    1,464
           Carlisle Companies, Inc.                11,100      721
           *ChoicePoint, Inc.                      31,700    1,458
           CNF, Inc.                               18,400      922
           *Copart, Inc.                           32,100      845
           *Corinthian Colleges, Inc.              32,300      609
           Crane Co.                               21,100      609
           Deluxe Corp.                            17,900      668
           *DeVry, Inc.                            25,100      436
           Donaldson Co., Inc.                     29,700      968
           *The Dun & Bradstreet Corp.             24,800    1,479
           *Dycom Industries, Inc.                 17,300      528
           *Education Management Corp.             26,200      865
           Expeditors International of Washington,
            Inc.                                   38,000    2,124
           Fastenal Co.                            27,100    1,668
           Federal Signal Corp.                    17,200      304
           *Flowserve Corp.                        19,700      543
           Graco, Inc.                             24,700      923
           Granite Construction, Inc.              14,900      396
           Harsco Corp.                            14,700      819
           Herman Miller, Inc.                     25,200      696
           HNI Corp.                               20,100      865
           Hubbell, Inc. -- Class B                21,700    1,135
           *ITT Educational Services, Inc.         16,400      780
           J.B. Hunt Transport Services, Inc.      29,000    1,301
           *Jacobs Engineering Group, Inc.         20,100      961
           *JetBlue Airways Corp.                  36,950      858
           Kelly Services, Inc. -- Class A         12,600      380
           Kennametal, Inc.                        13,600      677
           *Korn/Ferry International               13,900      288
           *Laureate Education, Inc.               17,219      759
           Manpower, Inc.                          32,200    1,555
           Nordson Corp.                           12,900      517
           Pentair, Inc.                           36,000    1,568
           Precision Castparts Corp.               23,500    1,543
           *Quanta Services, Inc.                  41,800      334
           Republic Services, Inc.                 53,800    1,805
           Rollins, Inc.                           16,350      430
           *Sequa Corp. -- Class A                  3,700      226
           *Sotheby's Holdings, Inc. -- Class A    22,700      412
           SPX Corp.                               26,800    1,074

                                                   Shares/   Value
           Common Stocks (90.3%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Industrials continued
           *Stericycle, Inc.                        16,100     740
           *Swift Transportation Co., Inc.          26,200     563
           Tecumseh Products Co. -- Class A          6,600     315
           Teleflex, Inc.                           14,400     748
           *Thomas & Betts Corp.                    21,100     649
           Trinity Industries, Inc.                 17,000     579
           *United Rentals, Inc.                    27,800     525
           Werner Enterprises, Inc.                 28,150     637
           York International Corp.                 14,800     511
                                                            ------
               Total                                        49,123
                                                            ------

           Information Technology (13.2%)
           *3Com Corp.                             135,500     565
           *Activision, Inc.                        49,650   1,002
           Acxiom Corp.                             30,800     810
           ADTRAN, Inc.                             27,300     523
           *Advent Software, Inc.                   11,600     238
           *Alliance Data Systems Corp.             29,200   1,386
           *Amphenol Corp. -- Class A               31,600   1,161
           *Arrow Electronics, Inc.                 41,400   1,006
           *Ascential Software Corp.                20,975     342
           *Atmel Corp.                            170,400     668
           *Avnet, Inc.                             43,000     784
           *Avocent Corp.                           17,800     721
           *The BISYS Group, Inc.                   42,900     706
           *Cabot Microelectronics Corp.             8,892     356
           *Cadence Design Systems, Inc.            96,500   1,333
           CDW Corp.                                29,700   1,971
           *Ceridian Corp.                          53,000     969
           Certegy, Inc.                            22,300     792
           *CheckFree Corp.                         31,000   1,180
           *Cognizant Technology Solutions
            Corp. -- Class A                        47,500   2,012
           *CommScope, Inc.                         19,400     367
           *Credence Systems Corp.                  34,000     311
           *Cree, Inc.                              26,400   1,058
           *CSG Systems International, Inc.         18,200     340
           *Cypress Semiconductor Corp.             44,900     527
           Diebold, Inc.                            25,500   1,421
           *DST Systems, Inc.                       29,900   1,558
           Fair Isaac Corp.                         25,100     921
           *Fairchild Semiconductor International,
            Inc.                                    42,700     694
           *Gartner, Inc.                           39,500     492
           Harris Corp.                             23,900   1,477
           Imation Corp.                            12,100     385
           *Integrated Circuit Systems, Inc.        25,100     525
           *Integrated Device Technology, Inc.      38,100     440
           *International Rectifier Corp.           23,800   1,061
           Intersil Corp. -- Class A                53,700     899
           Jack Henry & Associates, Inc.            32,300     643
           *Keane, Inc.                             22,100     325
           *KEMET Corp.                             30,900     277
           *Lam Research Corp.                      48,700   1,408
           *Lattice Semiconductor Corp.             40,500     231
           *LTX Corp.                               21,800     168
           *Macromedia, Inc.                        25,300     787
           *Macrovision Corp.                       17,800     458
           *McAfee, Inc.                            57,200   1,655

                                                      Index 400 Stock Portfolio

 Index 400 Stock Portfolio


                                                    Shares/   Value
           Common Stocks (90.3%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology continued
           *McDATA Corp. -- Class A                 42,200      252
           *Mentor Graphics Corp.                   27,200      416
           *Micrel, Inc.                            32,200      355
           Microchip Technology, Inc.               73,612    1,962
           *MPS Group, Inc.                         36,600      449
           National Instruments Corp.               28,250      770
           *Newport Corp.                           15,300      216
           Plantronics, Inc.                        17,300      717
           *Plexus Corp.                            15,400      200
           *Polycom, Inc.                           35,000      816
           *Powerwave Technologies, Inc.            37,300      316
           *Retek, Inc.                             20,000      123
           The Reynolds and Reynolds Co. --
            Class A                                 23,100      612
           *RF Micro Devices, Inc.                  66,900      458
           *RSA Security, Inc.                      24,800      497
           *SanDisk Corp.                           58,200    1,453
           *Semtech Corp.                           26,400      577
           *Silicon Laboratories, Inc.              18,500      653
           *Storage Technology Corp.                38,000    1,201
           *Sybase, Inc.                            34,000      678
           *Synopsys, Inc.                          54,300    1,065
           *Tech Data Corp.                         20,700      940
           *The Titan Corp.                         30,200      489
           *Transaction Systems Architects, Inc. --
            Class A                                 13,400      266
           *TriQuint Semiconductor, Inc.            49,111      219
           *UTStarcom, Inc.                         40,800      904
           *Vishay Intertechnology, Inc.            59,287      890
           *Wind River Systems, Inc.                29,400      398
           *Zebra Technologies Corp. -- Class A     25,600    1,441
                                                             ------
               Total                                         56,286
                                                             ------

           Materials (4.8%)
           Airgas, Inc.                             26,800      710
           Albemarle Corp.                          14,900      577
           Arch Coal, Inc.                          22,300      793
           Bowater, Inc.                            19,900      875
           Cabot Corp.                              22,000      851
           Crompton Corp.                           40,963      483
           Cytec Industries, Inc.                   14,200      730
           Ferro Corp.                              15,000      348
           *FMC Corp.                               13,200      638
           Longview Fibre Co.                       18,200      330
           The Lubrizol Corp.                       23,800      877
           Lyondell Chemical Co.                    86,300    2,495
           Martin Marietta Materials, Inc.          17,100      918
           Minerals Technologies, Inc.               7,300      487
           Olin Corp.                               25,100      553
           P.H. Glatfelter Co.                      15,700      240
           Packaging Corp. of America               38,200      900
           Peabody Energy Corp.                     23,100    1,869
           Potlatch Corp.                           10,600      536
           RPM International, Inc.                  41,500      816
           *The Scotts Co. -- Class A               11,700      860
           Sensient Technologies Corp.              16,700      401
           Sonoco Products Co.                      35,100    1,041
           Steel Dynamics, Inc.                     17,700      670

                                                  Shares/    Value
            Common Stocks (90.3%)                  $ Par   $ (000's)
            --------------------------------------------------------

            Materials continued
            The Valspar Corp.                       18,300      915
            Worthington Industries, Inc.            31,200      611
                                                            -------
                Total                                        20,524
                                                            -------

            Telecommunication Services (0.5%)
            *Cincinnati Bell, Inc.                  87,600      364
            Telephone and Data Systems, Inc.        20,500    1,577
                                                            -------
                Total                                         1,941
                                                            -------

            Utilities (6.1%)
            AGL Resources, Inc.                     26,800      891
            Alliant Energy Corp.                    41,200    1,178
            Aqua America, Inc.                      33,250      818
            *Aquila, Inc.                           86,300      318
            Black Hills Corp.                       11,600      356
            DPL, Inc.                               45,200    1,135
            Duquesne Light Holdings, Inc.           27,400      516
            Energy East Corp.                       52,400    1,398
            Equitable Resources, Inc.               21,900    1,328
            Great Plains Energy, Inc.               26,500      802
            Hawaiian Electric Industries, Inc.      28,800      840
            IDACORP, Inc.                           14,900      455
            MDU Resources Group, Inc.               42,200    1,126
            National Fuel Gas Co.                   29,500      836
            Northeast Utilities                     45,800      863
            NSTAR                                   19,000    1,031
            OGE Energy Corp.                        31,800      843
            ONEOK, Inc.                             36,900    1,049
            Pepco Holdings, Inc.                    67,100    1,431
            PNM Resources, Inc.                     21,550      545
            Puget Energy, Inc.                      35,600      879
            Questar Corp.                           30,100    1,535
            SCANA Corp.                             40,100    1,581
            *Sierra Pacific Resouces                41,881      440
            Vectren Corp.                           27,100      726
            Westar Energy, Inc.                     30,700      702
            WGL Holdings, Inc.                      17,400      537
            Wisconsin Energy Corp.                  41,800    1,409
            (b)WPS Resources Corp.                  13,300      664
                                                            -------
                Total                                        26,232
                                                            -------

                Total Common Stocks
                 (Cost: $306,971)                           385,095
                                                            -------

            Money Market Investments (9.6%)
            --------------------------------------------------------

            Federal Government & Agencies (2.6%)
            (b)Federal Home Loan Mortgage Corp.,
             2.42%, 3/22/05                      2,000,000    1,990
            (b)Federal National Mortgage Assoc.,
             1.05%, 1/3/05                       9,200,000    9,199
                                                            -------
                Total                                        11,189
                                                            -------

            Finance Services (4.2%)
            (b)Ciesco LP, 2.20%, 1/3/05          6,000,000    5,999
            (b)Citicorp, 2.27%, 1/20/05          6,000,000    5,993
            (b)Preferred Receivable Funding,
             2.28%, 1/13/05                      6,000,000    5,995
                                                            -------
                Total                                        17,987
                                                            -------

Index 400 Stock Portfolio

 Index 400 Stock Portfolio



                                                 Shares/    Value
            Money Market Investments (9.6%)       $ Par   $ (000's)
            -------------------------------------------------------

            Personal Credit Institutions (1.4%)
            (b)Rabobank Financial Corp.,
             2.17%, 1/4/05                      6,000,000    5,999
                                                           -------

                Total                                        5,999
                                                           -------

            Short Term Business Credit (1.4%)
            (b)Old Line Funding Corp.,
             2.25%, 1/13/05                     6,000,000    5,996
                                                           -------

                Total                                        5,996
                                                           -------

                Total Money Market Investments
                 (Cost: $41,171)                            41,171
                                                           -------

                Total Investments (99.9%)
                 (Cost $348,142)(a)                        426,266
                                                           -------

                Other Assets, Less Liabilities (0.1%)          561
                                                           -------

                Total Net Assets (100.0%)                  426,827
                                                           -------

* Non-Income Producing

(a) AtDecember 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $350,821 and the net unrealized appreciation of investments based on that cost was $75,445 which is comprised of $99,879 aggregate gross unrealized appreciation and $24,434 aggregate gross unrealized depreciation.

(b) Allor a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.


                                                       Unrealized
                                                      Appreciation/
                                 Number of Expiration Depreciation
            Issuer (000's)       Contracts    Date       (000's)
            -------------------------------------------------------
            S&P MidCap 400 Index
             Futures                124       3/05       $1,412
            (Total Notional Value at
             December 31, 2004, $39,839)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                      Index 400 Stock Portfolio

 Janus Capital Appreciation Portfolio

--------------------------------------------------------------------------------

Objective:                  Portfolio Strategy:                                   Net Assets:
Long-term growth of capital Invest in equity securities selected for their growth $57 million potential.

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large-capitalization stocks. The Portfolio is managed using a "bottom-up" approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

For the year ended December 31, 2004, the Janus Capital Appreciation Portfolio returned 19.67% while its benchmark, the S&P 500 Index, returned 10.88%. Among the reasons the Portfolio significantly outperformed the S&P 500 Index was our decision to maintain overweight positions in the healthcare and information technology sectors and the exceptionally strong results posted by a number of our picks in these two groups. Weaker areas of investment included industrials and telecommunications services, where select portfolio holdings experienced setbacks.

The Portfolio's impressive metrics can be credited to the quality and depth of the investment research performed by our analysts. Their work has given us the confidence to invest early and with conviction in some of our best ideas. In fact, our investments in strong performers such as Apple Computer, eBay and UnitedHealth Group, among others, are the result of long-term investment commitments.

Our investment in Apple Computer was the strongest contributor to performance during the period. Apple recently launched one of its most elegant products to date, the new G5 iMac. The early reviews have been overwhelmingly positive and we expect this to be an important product for the company. More importantly, Apple's wildly successful iPod music player continues to be the music-listening device of choice and sales continue to exceed most investors' expectations.

Another strong-performing position in the Portfolio was eBay. Its management team, the sheer financial power of its business model and the global proliferation of the "eBay economy" have all continued to impress us. The eBay trading platform is well on its way to enabling the buying and selling of products worldwide with a gross merchandise value (GMV) in excess of $34 billion dollars. Ebay's own revenues from those sales were in excess of $2.5 billion in 2004 and we expect both to grow rapidly again in 2005. To give you an idea of the velocity of trade on eBay, a car is sold every six minutes, a digital camera is sold every 14 minutes and a piece of jewelry every eight minutes. Today, over 430,000 people are making a living buying and selling on eBay. Finally, we continue to be impressed with eBay's entire management team and their ability to guide the company's explosive growth.

Investing in the managed care sector is not for the faint of heart; very few issues are as highly charged as healthcare. But, as consumers become increasingly responsible for the first dollars spent on their healthcare needs, it's clear to us that UnitedHealth Group is succeeding in the marketplace. The company's flexible plan designs, along with its increasing focus on making healthcare more affordable for larger and larger segments of the population, are a powerful financial combination. Janus' healthcare team continues to do an outstanding job monitoring medical and financial trends as well as anticipating the changes in this emotionally charged space. We continue to have the utmost confidence in Bill Maguire, Steve Hemsley and the entire UnitedHealth management team.

Not all of our investments have met our expectations. Drugmaker Forest Labs was a poor performer. While the stock will be faced with some issues over the next several quarters, including product competition and generic challenges to key drugs, we believe that the worst is priced into the stock and have maintained our stake for now.

Meanwhile, we liquidated our position in Nvidia, a stock that was among our biggest detractors. While we like the longer-term prospects for graphic-intensive semiconductor manufacturers, we feel that better opportunities lie elsewhere.

Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                          Relative Performance

            Janus Capital Appreciation
                   Portfolio               S&P 500 Index
            --------------------------     -------------
 5/03               $10,000                   $10,000
12/03                11,990                    12,282
12/04                14,349                    13,618


                        Average Annual Total Return
                      For Periods Ended December 31, 2004
                                                          Since
                                               1 Year   Inception#
Janus Capital Appreciation Portfolio           19.67%     24.16%
S&P 500 Index                                  10.88%     13.97%
Large Cap Growth Funds Lipper Average           8.04%       -

#inception date of 5/1/03, returns not annualized


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.


                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                                        % of Total Net Assets
UnitedHealth Group, Inc.                                  8.6%
Genentech, Inc.                                           7.1%
Apple Computer, Inc.                                      5.7%
Electronic Arts, Inc.                                     5.5%
Aetna, Inc.                                               5.5%
eBay, Inc.                                                4.8%
NIKE, Inc. - Class B                                      4.4%
Bank of America Corp.                                     4.3%
Nextel Communications, Inc. - Class A                     3.6%
United Parcel Service, Inc. - Class B                     3.5%




                                     [CHART]

                           Sector Allocation 12/31/04

                       Health Care ................... 23%
                       Financials .................... 17%
                       Consumer Discretionary ........ 16%
                       Information Technology ........ 15%
                       Short-Term Investments ........ 12%
                       Industrials ...................  6%
                       Telecommunication Services ....  4%
                       Consumer Staples ..............  4%
                       Energy ........................  3%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                           Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,135.10       $4.46
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,020.66       $4.22
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

 Janus Capital Appreciation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
            Common Stocks (87.6%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (15.5%)
            *Advance Auto Parts, Inc.              19,470      850
            *Amazon.com, Inc.                      21,485      952
            *eBay, Inc.                            23,365    2,717
            J. C. Penney Co., Inc.                  6,195      256
            *Kohl's Corp.                          27,550    1,355
            NIKE, Inc. -- Class B                  27,200    2,467
            Outback Steakhouse, Inc.                4,615      211
                                                            ------
                Total                                        8,808
                                                            ------

            Consumer Staples (4.3%)
            *Energizer Holdings, Inc.              19,815      985
            The Procter & Gamble Co.               26,125    1,439
                                                            ------
                Total                                        2,424
                                                            ------

            Energy (2.9%)
            Murphy Oil Corp.                       11,745      945
            Suncor Energy, Inc.                    19,865      703
                                                            ------
                Total                                        1,648
                                                            ------

            Financials (17.1%)
            The Allstate Corp                      23,395    1,210
            Bank of America Corp.                  51,895    2,438
            *Berkshire Hathaway, Inc. -- Class B      184      540
            The Goldman Sachs Group, Inc.          17,115    1,781
            SLM Corp.                              36,880    1,969
            Wells Fargo & Co.                      28,190    1,752
                                                            ------
                Total                                        9,690
                                                            ------

            Health Care (22.9%)
            Aetna, Inc.                            24,910    3,108
            *Forest Laboratories, Inc.              9,640      432
            *Genentech, Inc.                       74,040    4,031
            *Invitrogen Corp.                       7,845      527
            UnitedHealth Group, Inc.               55,565    4,891
                                                            ------
                Total                                       12,989
                                                            ------

            Industrials (5.9%)
            3M Co.                                 16,350    1,342
            United Parcel Service, Inc. -- Class B 23,530    2,011
                                                            ------
                Total                                        3,353
                                                            ------

                                                  Shares/    Value
           Common Stocks (87.6%)                   $ Par   $ (000's)
           ---------------------------------------------------------

           Information Technology (15.4%)
           *Apple Computer, Inc.                    50,060   3,224
           *Electronic Arts, Inc.                   50,930   3,141
           Texas Instruments, Inc.                  48,465   1,193
           *Yahoo!, Inc.                            30,730   1,158
                                                            ------
               Total                                         8,716
                                                            ------

           Telecommunication Services (3.6%)
           *Nextel Communications, Inc. --
            Class A                                 68,420   2,053
                                                            ------
               Total                                         2,053
                                                            ------
               Total Common Stocks
                (Cost: $35,061)                             49,681
                                                            ------

           Money Market Investments (12.0%)
           ---------------------------------------------------------

           Federal Government & Agencies (12.0%)
           Federal Home Loan Bank,
            2.10%, 1/18/05                       6,800,000   6,793
                                                            ------
               Total Money Market Investments
                (Cost: $6,793)                               6,793
                                                            ------
               Total Investments (99.6%)
                (Cost $41,854)(a)                           56,474
                                                            ------
               Other Assets, Less Liabilities (0.4%)           216
                                                            ------
               Total Net Assets (100.0%)                    56,690
                                                            ------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $41,872 and the net unrealized appreciation of investments based on that cost was $14,602 which is comprised of $14,725 aggregate gross unrealized appreciation and $123 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           Janus Capital Appreciation Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                     Net Assets:
Long-term appreciation of capital with Hold a diversified mix of high quality growth stocks of $687 million
moderate risk                          medium and large companies with above-average potential
                                       for earnings growth.

The Growth Stock Portfolio seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Portfolio's holdings will consist primarily of high quality growth stocks of medium and large companies. The Portfolio's strategy is to analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The Portfolio invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

For the year ended December 31, 2004, the Growth Stock Portfolio returned 6.67%, lagging the S&P 500 Index, which returned 10.88%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio's underperformance compared to the Index can be attributed primarily to two factors: overweight positions in the Information Technology and Health Care sectors, which registered small gains for the year, and the Portfolio's investment style, which is to invest in quality companies with consistent growth in earnings. That strategy emphasizes long-term growth of capital and is designed to capture the long-term potential outperformance of medium and large-cap stocks with reduced volatility. It is not uncommon, therefore, for the Portfolio to lag in a market led by riskier areas of the market, which was true in 2004, particularly in the fourth quarter. The average return for the Large-Cap Core Funds--the peer group in which Lipper places the Portfolio -- was 8.59% for the year ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The average return for the Large-Cap Growth Funds -- the peer group which the managers believe better suits the Portfolio's investment style -- was 8.04% for 2004, according to Lipper.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. As the cyclical recovery continued in 2004, returns on large capitalization stocks lagged for the second year in a row, as investors sought higher returns in riskier segments of the market such as small-cap and international stocks.

Those segments posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the MSCI EAFE Index gained 20.70% for the year. The majority of the gains in all segments of the market, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

In the Growth Stock Portfolio, overweight positions in Information Technology and Health Care, as well as individual stock selections in those sectors, hurt performance in 2004. Cisco Systems Inc. (computer networking solutions) and Intel Corporation (semiconductors) both performed poorly; Health Care stocks Pfizer Inc. (pharmaceuticals and consumer products) and Eli Lilly & Co. (pharmaceuticals) put a drag on the Portfolio's return for the year, as the sector was affected by negative news on a number of prescription drugs. A lack of exposure to the Utilities sector, which was one of the highest performing sectors in 2004, also held down total return.

Positives for the Portfolio in 2004 included an overweight position in Consumer Discretionary stocks relative to the S&P 500. Target Corp. (general merchandise retailer), which is one of the Portfolio's top ten holdings, posted strong gains for the year. Individual stock selection in the Industrials and Energy sectors also added value. Energy was the strongest performing sector in 2004, and the Portfolio benefited from stock selection within this sector, particularly from its positions in EOG Resources, Inc. (natural gas and crude oil exploration) and Halliburton Holding Co. (engineering and construction service provider). Other individual securities that helped performance were Federal Express, Yahoo! Inc. and American Standard. Diversification within the Portfolio continued to increase during 2004, and the ten largest holdings represented 21.7% of the Portfolio's net asset value as of December 31, 2004, compared to 24.6% at the end of 2003.

Looking forward to 2005, quality, large capitalization stocks, which have lagged the market for the past two years, may be poised for an upturn. If large cap stocks return to favor, the Portfolio should be well positioned to take advantage of an environment that rewards quality.

Growth Stock Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                         Relative Performance

             Growth Stock Portfolio  S&P 500 Index
             ----------------------  --------------
 5/94                $10,000           $10,000
12/94                 10,155            10,344
12/95                 13,285            14,226
12/96                 16,063            17,490
12/97                 20,858            23,322
12/98                 26,425            29,986
12/99                 32,369            36,294
12/00                 31,563            32,992
12/01                 27,077            29,072
12/02                 21,436            22,650
12/03                 25,497            29,144
12/04                 26,782            31,258


--------------------------------------------------------
               Average Annual Total Return
            For Periods Ended December 31, 2004

                         1 Year    5 Years     10 Years
--------------------------------------------------------
Growth Stock Portfolio    6.67%    -3.42%       10.35%
S&P 500 Index            10.88%    -2.30%       12.07%
Large Cap Core Funds
 Lipper Average           8.59%    -2.66%        9.90%
Large Cap Growth Funds
 Lipper Average           8.04%    -7.30%        9.47%
--------------------------------------------------------


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/04

Company                                 % of Total Net Assets

General Electric Co.                          3.4%
Microsoft Corp.                               3.0%
American Standard Companies, Inc.             2.3%
FedEx Corp.                                   2.1%
Wells Fargo & Co.                             2.0%
Target Corp.                                  1.9%
Fortune Brands, Inc.                          1.8%
Cisco Systems, Inc.                           1.8%
Wal-Mart Stores, Inc.                         1.7%
Dell, Inc.                                    1.7%




                                     [CHART]

                           Sector Allocation 12/31/04

               Information Technology ....................... 22%
               Consumer Discretionary ....................... 18%
               Health Care .................................. 15%
               Financials ................................... 14%
               Industrials ..................................  9%
               Consumer Staples .............................  7%
               Energy .......................................  6%
               Short-Term Investments .......................  6%
               Materials ....................................  2%
               Telecommunication Services ...................  1%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,055.30       $2.22
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.68       $2.18
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Growth Stock Portfolio

 Growth Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                 Shares/   Value
              Common Stocks (94.0%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary (17.6%)
              *Bed Bath & Beyond, Inc.           116,900    4,656
              Best Buy Co., Inc.                  68,500    4,070
              Carnival Corp.                     126,000    7,261
              *Comcast Corp. -- Class A          121,084    4,030
              *eBay, Inc.                         41,100    4,779
              Fortune Brands, Inc.               156,700   12,094
              Harley-Davidson, Inc.               98,000    5,954
              J. C. Penney Co., Inc.             194,200    8,040
              *Kohl's Corp.                       92,300    4,538
              Lowe's Companies, Inc.              87,900    5,062
              McDonald's Corp.                   179,800    5,764
              The McGraw-Hill Companies, Inc.     84,900    7,772
              News Corp. -- Class A              279,600    5,217
              NIKE, Inc. -- Class B               74,200    6,729
              PETsMART, Inc.                     126,500    4,495
              Staples, Inc.                      197,900    6,671
              Target Corp.                       245,600   12,755
              *Time Warner, Inc.                 301,500    5,861
              Viacom, Inc. -- Class B            149,900    5,455
                                                          -------
                  Total                                   121,203
                                                          -------

              Consumer Staples (7.4%)
              Altria Group, Inc.                 152,400    9,312
              Anheuser-Busch Companies, Inc.      88,300    4,479
              Avon Products, Inc.                140,400    5,433
              PepsiCo, Inc.                      185,900    9,704
              The Procter & Gamble Co.            85,300    4,698
              Wal-Mart Stores, Inc.              224,700   11,870
              Walgreen Co.                       131,000    5,026
                                                          -------
                  Total                                    50,522
                                                          -------

              Energy (5.4%)
              ConocoPhillips                      73,708    6,400
              EOG Resources, Inc.                 97,700    6,972
              Exxon Mobil Corp.                  222,934   11,428
              Halliburton Co.                    162,900    6,392
              *Noble Corp.                       123,800    6,158
                                                          -------
                  Total                                    37,350
                                                          -------

              Financials (14.4%)
              American Express Co.               193,200   10,891
              American International Group, Inc. 119,900    7,874
              Capital One Financial Corp.         51,000    4,295
              Citigroup, Inc.                    207,100    9,978
              The Goldman Sachs Group, Inc.       58,700    6,107
              Legg Mason, Inc.                    50,600    3,707
              Lehman Brothers Holdings, Inc.      73,600    6,439
              Morgan Stanley                     126,500    7,023
              Principal Financial Group, Inc.    177,500    7,267
              Prudential Financial, Inc.         157,900    8,678
              U.S. Bancorp                       235,100    7,363
              Wachovia Corp.                     106,800    5,618
              Wells Fargo & Co.                  217,500   13,517
                                                          -------
                  Total                                    98,757
                                                          -------

                                                    Shares/   Value
          Common Stocks (94.0%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Health Care (14.6%)
          Abbott Laboratories                       153,800    7,175
          *Amgen, Inc.                              168,200   10,790
          *Boston Scientific Corp.                  138,200    4,913
          *Caremark Rx, Inc.                        159,100    6,273
          Eli Lilly and Co.                         105,700    5,998
          *Fisher Scientific International, Inc.     52,500    3,275
          *Genentech, Inc.                           90,500    4,927
          *Gilead Sciences, Inc.                    155,300    5,434
          Guidant Corp.                              21,500    1,550
          Johnson & Johnson                         182,400   11,567
          Medtronic, Inc.                           177,900    8,836
          Pfizer, Inc.                              350,150    9,416
          *St. Jude Medical, Inc.                   112,200    4,705
          Teva Pharmaceutical Industries, Ltd., ADR 206,800    6,175
          UnitedHealth Group, Inc.                   38,100    3,354
          *Zimmer Holdings, Inc.                     72,900    5,841
                                                             -------
              Total                                          100,229
                                                             -------

          Industrials (9.4%)
          *American Standard Companies, Inc.        378,300   15,631
          Caterpillar, Inc.                          42,100    4,105
          FedEx Corp.                               146,100   14,389
          General Electric Co.                      640,400   23,376
          Tyco International, Ltd.                  193,800    6,926
                                                             -------
              Total                                           64,427
                                                             -------

          Information Technology (21.7%)
          *Accenture Ltd. -- Class A                182,000    4,914
          *Affiliated Computer Services, Inc. --
           Class A                                  126,300    7,602
          Analog Devices, Inc.                      141,400    5,220
          *ASML Holding N.V.                        337,000    5,362
          *Broadcom Corp. -- Class A                 95,700    3,089
          *Cisco Systems, Inc.                      623,700   12,037
          *Dell, Inc.                               278,600   11,740
          First Data Corp.                          223,500    9,508
          *Fiserv, Inc.                             125,362    5,038
          *Google, Inc. -- Class A                   12,742    2,460
          Hewlett-Packard Co.                       215,800    4,525
          Intel Corp.                               375,200    8,776
          International Business Machines Corp.      94,500    9,316
          *Lexmark International, Inc. -- Class A    70,700    6,010
          Microsoft Corp.                           782,200   20,894
          National Semiconductor Corp.              232,900    4,181
          SAP AG, ADR                                78,900    3,488
          *Symantec Corp.                            97,200    2,504
          Taiwan Semiconductor Manufacturing
           Co., Ltd., ADR                           349,037    2,963
          *Telefonaktiebolget LM Ericsson, ADR      172,800    5,441
          Texas Instruments, Inc.                   154,100    3,794
          *VeriSign, Inc.                           127,200    4,264
          *Yahoo!, Inc.                             140,710    5,302
                                                             -------
              Total                                          148,428
                                                             -------

                                                         Growth Stock Portfolio

 Growth Stock Portfolio


                                                 Shares/     Value
            Common Stocks (94.0%)                 $ Par    $ (000's)
            --------------------------------------------------------

            Materials (2.4%)
            Alcoa, Inc.                            141,600    4,449
            PPG Industries, Inc.                    60,700    4,137
            Praxair, Inc.                          171,600    7,577
                                                            -------
                Total                                        16,163
                                                            -------

            Other Holdings (0.2%)
            *Nasdaq-100 Trust, Series 1             40,500    1,616
                                                            -------
                Total                                         1,616
                                                            -------

            Telecommunication Services (0.9%)
            Vodafone Group PLC, ADR                235,700    6,453
                                                            -------
                Total                                         6,453
                                                            -------

                Total Common Stocks
                 (Cost: $559,864)                           645,148
                                                            -------

            Money Market Investments (6.0%)
            --------------------------------------------------------

            Federal Government & Agencies (0.6%)
            Federal Home Loan Bank,
             2.42%, 3/22/05                      4,000,000    3,980
                                                            -------
                Total                                         3,980
                                                            -------

            Finance Lessors (2.8%)
            (b)Ranger Funding Co., LLC,
             2.34%, 1/13/05                     10,000,000    9,993
            (b)Windmill Funding Corp.,
             2.33%, 1/25/05                     10,000,000    9,984
                                                            -------
                Total                                        19,977
                                                            -------

            Personal Credit Institutions (1.5%)
            USAA Capital Corp., 2.28%, 1/13/05  10,000,000    9,992
                                                            -------
                Total                                         9,992
                                                            -------

                                                Shares/    Value
             Money Market Investments (6.0%)     $ Par   $ (000's)
             -----------------------------------------------------

             Short Term Business Credit (1.1%)
             CXC Inc., 2.20%, 1/3/05           7,500,000    7,499
                                                          -------
                 Total                                      7,499
                                                          -------

                 Total Money Market Investments
                  (Cost: $41,447)                          41,448
                                                          -------

                 Total Investments (100.0%)
                  (Cost $601,311)(a)                      686,596
                                                          -------

                 Other Assets, Less Liabilities (0.0%)        253
                                                          -------

                 Total Net Assets (100.0%)                686,849
                                                          -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $601,428 and the net unrealized appreciation of investments based on that cost was $85,168 which is comprised of $107,770 aggregate gross unrealized appreciation and $22,602 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
        Issuer (000's)               Contracts    Date       (000's)
        ---------------------------------------------------------------
        S&P 500 Index Futures           60        3/05        $503
        (Total Notional Value at
         December 31, 2004, $17,702)

    The Accompanying Notes are an Integral Part of the Financial Statements

Growth Stock Portfolio

 Large Cap Core Stock Portfolio


--------------------------------------------------------------------------------

Objective:                               Portfolio Strategy:                                          Net Assets:
Long-term growth of capital and income,  Actively manage a portfolio of equity securities with a goal $470 million consistent with moderate investment risk of exceeding the total return of the S&P 500 Index.

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential. The Portfolio's holdings will consist primarily of equity securities of large companies. The Portfolio's strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500(R) Index. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio's manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500 Index.

For the year ended December 31, 2004, the Large Cap Core Stock Portfolio had a return of 8.16%, lagging the 10.88% return on the S&P 500 Index. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, Large-Cap Core Funds, was 8.59% for the same time period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's underperformance relative to the Index resulted mainly from a lack of higher risk stocks, particularly in the Information Technology sector, at a time when investor's preference was for more speculative stocks than those that populate the Large Cap Core Stock Portfolio. Our investment approach, which emphasizes long-term growth of capital and income, is designed to capture the long-term potential outperformance of large cap stocks with reduced volatility. It is not uncommon, therefore, for the Portfolio to lag in a market led by speculative stocks, which was true particularly in the fourth quarter of 2004.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%. The fourth quarter rally was even more pronounced in small and mid-cap stocks. The S&P SmallCap 600 Index gained 13.00% in the fourth quarter, while its gain for the year was 22.65%. And in the S&P MidCap 400 Index, the fourth quarter accounted for 12.16% of its annual gain of 16.49%.

The Portfolio's underperformance relative to the Index was primarily due to our position in the Information Technology sector. Early in 2004, the Portfolio was too aggressively positioned here. During the second quarter as the Technology sector rallied, we trimmed back some of our higher-beta holdings, which left the Portfolio defensively positioned -- overweight in business service stocks such as First Data Corp. and bellwethers such as IBM and Microsoft. Performance was hurt by this defensive positioning late in 2004 as the market returned to high beta, low capitalization stocks. We continue to be fairly defensively positioned here, focusing on technology companies with non-commodity products and steady earnings growth. Despite an overweight position in the Technology sector during the year, the Portfolio didn't own the riskier stocks that were the biggest gainers in 2004. The Portfolio's holdings in National Semiconductor Corp., Intel Corporation, and Cisco Systems Inc. (one of the Portfolio's top ten holdings) were all negative for the year.

Also putting a drag on the Portfolio's performance was an underweight position in the Industrials sector, which performed well during the year. In 2004, we underweighted Industrials because we believed this sector already had a premium valuation relative to the S&P 500 Index. We felt that earnings estimates may have gotten ahead of themselves, possibly setting some of these stocks up for a disappointment. Positions in the Industrials sector, however, were added throughout 2004, including increasing our existing holding in General Electric and initiating a position in Tyco International. Individual security selection in the Health Care sector detracted from the Portfolio's performance in 2004. Two pharmaceutical stocks held in the Portfolio, Eli Lilly & Co. and Pfizer Inc., sustained substantial losses in 2004. The Health Care sector as a whole was impacted by negative news from studies on several prescription drugs. During the fourth quarter of 2004, the Portfolio's positions in Lilly and Pfizer were substantially reduced.

Sector allocation and individual security selection within the Materials and Energy sectors made a positive contribution. The Portfolio's 2004 performance benefited from overweight positions in both of those sectors, as both of these sectors outperformed. Stocks that performed well included Monsanto Co. (agricultural products), which was substantially overweight in the Portfolio, ConocoPhillips (a global energy company), which is also one of the Portfolio's top ten holdings, and EOG Resources Inc. (natural gas and crude oil exploration). Energy was the best performing sector in the S&P 500 Index in 2004, driven by rising prices in oil and gas through much of the year. Despite a fallback in prices in the fourth quarter, the Energy sector gained nearly 29% for the year. Other individual holdings that added substantially to the Portfolio's performance in 2004 included Google Inc. (a global technology company, best known for its online index of websites), PetsMart (a pet supply retailer), Prudential Financial Inc. (a financial services company), and Canadian National Railway Co.

U.S. economic growth in 2005 may lag that of 2004. In an environment like that, companies with more stable growth, including larger capitalization companies, could be more attractive to investors. The Portfolio focuses on companies with stable earnings growth, strong market share and pricing power. We also look for companies with increasing amounts of free cash flow that are focused on returning that to shareholders through share

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


buybacks, dividend increases or accretive acquisitions. As of December 31, 2004, the Portfolio has overweight positions in the Energy and Materials sectors; an underweight position in Financials; and is near market weight in all other sectors. These weightings are intended to take advantage of previous under spending and high demand levels in the Energy and Materials areas. The underweight in Financials is due to potentially higher interest rates and the flattening of the yield curve as a result. While sector weighting can be an important driver of overall Portfolio performance, we continue to remain focused on individual stock selection, looking for companies with long-term growth of capital and income potential.


                                    [CHART]

                              Relative Performance

          Large Cap Core
         Stock Portfolio         S&P 500 Index
         ---------------         -------------
 5/94        $10,000               $10,000
12/94         10,034                10,344
12/95         13,156                14,226
12/96         15,783                17,490
12/97         20,523                23,322
12/98         25,271                29,986
12/99         27,162                36,294
12/00         25,269                32,992
12/01         23,305                29,072
12/02         16,734                22,650
12/03         20,759                29,144
12/04         22,376                31,258


                        Average Annual Total Return
                    For Periods Ended December 31, 2004

                                       1 Year       5 Years     10 Years
Large Cap Core Stock Portfolio          8.16%       -3.74%        8.39%
S&P 500 Index                          10.88%       -2.30%       12.07%
Large Cap Core Funds Lipper Average     8.59%       -2.66%        9.90%





The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                            % of Total Net Assets

General Electric Co.                        3.7%
Microsoft Corp.                             2.7%
Exxon Mobil Corp.                           2.7%
Altria Group, Inc.                          1.9%
Johnson & Johnson                           1.9%
Cisco Systems, Inc.                         1.8%
Wells Fargo & Co.                           1.7%
The Procter & Gamble Co.                    1.6%
Bank of America Corp.                       1.5%
ConocoPhillips                              1.5%





                                     [CHART]

                           Sector Allocation 12/31/04

                     Financials ....................... 16%
                     Information Technology ........... 16%
                     Consumer Discretionary ........... 13%
                     Health Care ...................... 12%
                     Industrials ...................... 11%
                     Consumer Staples .................  9%
                     Energy ...........................  9%
                     Materials ........................  6%
                     Telecommunication Services .......  3%
                     Utilities ........................  3%
                     Short-Term Investments ...........  2%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio




Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,065.30       $2.29
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.61       $2.25
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                 Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                 Shares/   Value
              Common Stocks (98.2%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary (13.0%)
              Best Buy Co., Inc.                  43,100   2,561
              Carnival Corp.                      84,700   4,881
              *Comcast Corp. -- Class A           78,014   2,596
              DaimlerChrysler AG                  47,000   2,258
              *eBay, Inc.                         29,000   3,372
              Fortune Brands, Inc.                60,000   4,631
              J. C. Penney Co., Inc.             130,500   5,404
              Lear Corp.                          49,700   3,032
              McDonald's Corp.                   110,600   3,546
              News Corp. -- Class A              188,000   3,508
              NIKE, Inc. -- Class B               57,700   5,233
              Omnicom Group, Inc.                 30,000   2,530
              PETsMART, Inc.                      87,600   3,112
              Staples, Inc.                      133,200   4,490
              Target Corp.                       100,500   5,219
              *Time Warner, Inc.                 178,000   3,460
              Viacom, Inc. -- Class B             39,700   1,445
                                                          ------
                  Total                                   61,278
                                                          ------

              Consumer Staples (8.8%)
              Altria Group, Inc.                 149,300   9,123
              Anheuser-Busch Companies, Inc.      60,100   3,049
              Avon Products, Inc.                 98,900   3,827
              The Gillette Co.                    57,500   2,575
              PepsiCo, Inc.                      106,400   5,554
              The Procter & Gamble Co.           138,400   7,623
              Wal-Mart Stores, Inc.              123,000   6,497
              Walgreen Co.                        87,000   3,338
                                                          ------
                  Total                                   41,586
                                                          ------

              Energy (8.8%)
              BP PLC, ADR                         40,800   2,383
              ConocoPhillips                      80,244   6,968
              Devon Energy Corp.                  56,200   2,187
              EOG Resources, Inc.                 69,300   4,945
              Exxon Mobil Corp.                  246,400  12,631
              Halliburton Co.                    120,900   4,744
              *Noble Corp.                        47,500   2,363
              Schlumberger, Ltd.                  44,100   2,952
              Valero Energy Corp.                 47,800   2,170
                                                          ------
                  Total                                   41,343
                                                          ------

              Financials (16.4%)
              American Express Co.                60,200   3,393
              American International Group, Inc.  89,300   5,864
              Bank of America Corp.              148,900   6,997
              Capital One Financial Corp.         36,300   3,057
              The Chubb Corp.                     29,200   2,245
              CIT Group, Inc.                     56,200   2,575
              Citigroup, Inc.                    116,000   5,589
              Countrywide Financial Corp.         52,400   1,939
              Freddie Mac                         32,000   2,358
              The Goldman Sachs Group, Inc.       40,000   4,162
              J.P. Morgan Chase & Co.            115,896   4,521

                                                   Shares/   Value
           Common Stocks (98.2%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Financials continued
           Legg Mason, Inc.                         36,100   2,645
           Lehman Brothers Holdings, Inc.           46,100   4,033
           Morgan Stanley                           62,800   3,487
           Prudential Financial, Inc.              110,000   6,046
           U.S. Bancorp                            197,300   6,179
           Wachovia Corp.                           68,900   3,624
           Wells Fargo & Co.                       129,600   8,054
                                                            ------
               Total                                        76,768
                                                            ------

           Health Care (11.5%)
           Abbott Laboratories                      93,900   4,380
           *Amgen, Inc.                             69,100   4,433
           *Boston Scientific Corp.                 96,200   3,420
           *Caremark Rx, Inc.                      107,300   4,231
           Eli Lilly and Co.                        62,800   3,564
           *Fisher Scientific International, Inc.   36,700   2,289
           *Genentech, Inc.                         46,600   2,537
           Guidant Corp.                            15,200   1,096
           Johnson & Johnson                       142,900   9,063
           Medtronic, Inc.                          90,900   4,515
           Pfizer, Inc.                            144,512   3,886
           *St. Jude Medical, Inc.                  75,800   3,178
           Teva Pharmaceutical Industries, Ltd.,
            ADR                                     88,900   2,655
           UnitedHealth Group, Inc.                 26,400   2,324
           *Zimmer Holdings, Inc.                   28,000   2,243
                                                            ------
               Total                                        53,814
                                                            ------

           Industrials (10.9%)
           3M Co.                                   73,000   5,991
           Canadian National Railway Co.            90,000   5,513
           FedEx Corp.                              50,600   4,984
           General Electric Co.                    480,100  17,524
           Honeywell International, Inc.            89,790   3,179
           Tyco International, Ltd.                137,500   4,914
           United Technologies Corp.                55,000   5,684
           Waste Management, Inc.                  121,000   3,623
                                                            ------
               Total                                        51,412
                                                            ------

           Information Technology (16.0%)
           *Accenture Ltd. -- Class A              122,400   3,305
           *Affiliated Computer Services, Inc. --
            Class A                                 42,500   2,558
           Analog Devices, Inc.                     71,600   2,643
           *ASML Holding N.V.                      133,700   2,127
           *Broadcom Corp. -- Class A               77,200   2,492
           *Cisco Systems, Inc.                    435,700   8,409
           *Dell, Inc.                             151,000   6,363
           First Data Corp.                        133,700   5,688
           *Google, Inc. -- Class A                  9,000   1,738
           Intel Corp.                             254,600   5,955
           International Business Machines Corp.    47,100   4,643
           *Lexmark International, Inc. -- Class A  48,300   4,106
           Microsoft Corp.                         474,400  12,670
           National Semiconductor Corp.             99,800   1,791

Large Cap Core Stock Portfolio

 Large Cap Core Stock Portfolio


                                                   Shares/   Value
           Common Stocks (98.2%)                    $ Par  $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           SAP AG, ADR                              88,500    3,913
           *Symantec Corp.                          68,200    1,757
           *VeriSign, Inc.                          90,000    3,017
           *Yahoo!, Inc.                            56,700    2,136
                                                            -------
               Total                                         75,311
                                                            -------

           Materials (5.6%)
           Alcoa, Inc.                              94,000    2,953
           The Dow Chemical Co.                     80,200    3,971
           Monsanto Co.                            100,800    5,599
           Newmont Mining Corp.                     47,700    2,118
           PPG Industries, Inc.                     36,000    2,454
           Praxair, Inc.                            86,300    3,810
           Temple-Inland, Inc.                      46,900    3,208
           Weyerhaeuser Co.                         31,800    2,138
                                                            -------
               Total                                         26,251
                                                            -------

           Other Holdings (0.9%)
           iShares DJ Select Dividend Index Fund    36,200    2,221
           *iShares Nasdaq Biotechnology Index
            Fund                                    25,000    1,885
                                                            -------
               Total                                          4,106
                                                            -------

           Telecommunication Services (3.5%)
           *Nextel Communications, Inc. -- Class A 131,500    3,945
           SBC Communications, Inc.                114,000    2,938
           Sprint Corp.                             98,600    2,450
           Verizon Communications, Inc.            108,348    4,389
           Vodafone Group PLC, ADR                  93,500    2,560
                                                            -------
               Total                                         16,282
                                                            -------

           Utilities (2.8%)
           DTE Energy Co.                           50,100    2,161
           Duke Energy Corp.                       118,800    3,009
           Edison International                     70,501    2,258
           *PG&E Corp.                             178,600    5,944
                                                            -------
               Total                                         13,372
                                                            -------

               Total Common Stocks
                (Cost: $393,979)                            461,523
                                                            -------

                                                      Shares/    Value
        Money Market Investments (1.7%)                $ Par   $ (000's)
        ----------------------------------------------------------------

        Federal Government & Agencies (0.1%)
        Federal Home Loan Mortgage Corp.,
         2.42%, 3/22/05                                500,000      497
                                                                -------
            Total                                                   497
                                                                -------

        Short Term Business Credit (1.6%)
        (b)CXC Inc., 2.20%, 1/3/05                   7,600,000    7,600
                                                                -------
            Total                                                 7,600
                                                                -------

            Total Money Market Investments
             (Cost: $8,096)                                       8,097
                                                                -------

            Total Investments (99.9%)
             (Cost $402,075)(a)                                 469,620
                                                                -------

            Other Assets, Less Liabilities (0.1%)                   315
                                                                -------

            Total Net Assets (100.0%)                           469,935
                                                                -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $403,298 and the net unrealized appreciation of investments based on that cost was $66,322 which is comprised of $85,822 aggregate gross unrealized appreciation and $19,500 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
         Issuer (000's)              Contracts    Date       (000's)
         --------------------------------------------------------------
         S&P 500 Index Futures          14        3/05        $117
         (Total Notional Value at
          December 31, 2004, $4,131)

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 Large Cap Core Stock Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                                    Net Assets:
Long-term growth of capital and income Invest in larger American companies that exhibit value $212 million characteristics relative to S&P 500 Index.

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet this objective primarily by investing in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion dollars or more at the time of purchase. In selecting securities for purchase or sale, the Portfolio's investment adviser attempts to keep the Portfolio's assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

For the year ended December 31, 2004, the Capital Guardian Domestic Equity Portfolio returned 16.85%, outperforming the S&P 500 Index, which had a return of 10.88%, by nearly six percentage points. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, Multi-Cap Value Funds, was 14.62%, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

The Portfolio's strong performance in 2004 can be attributed to a combination of sector weighting decisions and individual stock selection. Overweight positions in the Energy and Telecommunication Services sectors added performance for the year as those sectors enjoyed very nice returns. The Energy sector, aided by rising oil prices through much of the year, was the best performing sector in the S&P 500 Index in 2004. Underweight positions in Information Technology and Health Care also helped performance. The Health Care sector, which was hurt by negative news on a number of prescription drugs, was the worst performing sector for 2004.

Individual stock selection was also key to performance. Five of the Portfolio's top ten holdings were among the top ten contributors to performance in 2004, including SLM Corp. (financial services), Altria Group Inc. (consumer products), General Electric Co. (diversified industrial corp.), Hartford Financial Services (diversified insurance co.) and General Growth Properties (real estate investment trust). Individual securities in the Energy and Telecommunication Services sectors that added value included Transocean Inc. (oil and gas well drilling) and Sprint FON Group (long-distance, local and wireless communications). Both posted impressive gains for the year. Although being underweight in the Information Technology and Health Care sectors helped the Portfolio's performance overall, a number of stocks in those sectors performed well. Advanced Micro Devices Inc. (semiconductor manufacturer), Sabre Holdings Corp. (proprietary computer reservation system), Sun Microsystems Inc. (network computer products and services), Fairchild Semiconductor International (designs and develops semiconductors), WellPoint Inc. (health benefits company), Becton Dickinson Co. (health care supplies and systems), Cigna Corp. (insurance and financial services), and Lincare Holdings Inc. (provides in-home respiratory therapy services) were all good performers.

Key sector detractors to the Portfolio's performance in 2004 included an underweight position in Consumer Discretionary stocks, as well as individual Health Care holdings Merck & Co. Inc., Pfizer Inc., Eli Lilly & Co., and AstraZeneca Group PLC. Technology stocks Cadence Design Systems, Avnet Inc., Hewlett-Packard Co. and MicronTechnology, Inc. also had poor performance in 2004.

Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------


                                     [CHART]

                              Relative Performance

         Capital Guardian Domestic
               Equity Portfolio     S&P 500 Index
         -------------------------  -------------
 7/01             $10,000             $10,000
12/01               9,781               9,538
12/02               7,703               7,431
12/03              10,354               9,562
12/04              12,099              10,601

--------------------------------------------------------------------------
                           Average Annual Total Return
                       For Periods Ended December 31, 2004

                                                              Since
                                                1 Year      Inception*
--------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio      16.85%         5.73%
S&P 500 Index                                   10.88%         1.72%
Multi Cap Value Funds Lipper Average            14.62%           -
--------------------------------------------------------------------------
*inception date of 7/31/01


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Source: Lipper, Inc.

                                    [GRAPHIC]

Top 10 Equity Holdings 12/31/04

Company                             % of Total Net Assets

JPMorgan Chase & Co.                          3.7%
SLM Corp.                                     2.9%
Kraft Foods, Inc. - Class A                   2.7%
Wells Fargo & Co.                             2.7%
Altria Group, Inc.                            2.7%
General Electric Co.                          2.6%
Verizon Communications, Inc.                  2.4%
The Hartford Financial Services Group, Inc.   2.3%
E. I. du Pont de Nemours and Co.              2.3%
General Growth Properties, Inc.               2.3%




                                     [CHART]

                           Sector Allocation 12/31/04

                  Financials ............................. 22%
                  Consumer ............................... 14%
                  Industrials ............................ 12%
                  Energy ................................. 10%
                  Information Technology .................  9%
                  Health Care ............................  8%
                  Materials ..............................  7%
                  Telecommunication Services .. ........... 7%
                  Short-Term Investments .................  6%
                  Utilities ..............................  5%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,114.10       $3.28
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.73       $3.14
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                   Shares/   Value
            Common Stocks (93.7%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Consumer Discretionary (2.8%)
            *AutoNation, Inc.                       60,100   1,155
            Mattel, Inc.                            54,200   1,056
            McDonald's Corp.                        22,000     705
            OfficeMax, Inc.                         19,700     618
            Starwood Hotels & Resorts Worldwide,
             Inc.                                   24,900   1,455
            *Time Warner, Inc.                      45,700     888
                                                            ------
                Total                                        5,877
                                                            ------

            Consumer Staples (11.3%)
            Altria Group, Inc.                      92,400   5,646
            Anheuser-Busch Companies, Inc.          51,800   2,628
            Campbell Soup Co.                      105,100   3,141
            Colgate-Palmolive Co.                   23,700   1,212
            General Mills, Inc.                     22,800   1,133
            Kimberly-Clark Corp.                    30,300   1,994
            Kraft Foods, Inc. -- Class A           163,500   5,823
            Unilever NV                             36,800   2,455
                                                            ------
                Total                                       24,032
                                                            ------

            Energy (10.3%)
            ChevronTexaco Corp.                      9,800     515
            Exxon Mobil Corp.                       39,300   2,015
            Kinder Morgan, Inc.                     46,200   3,379
            Royal Dutch Petroleum Co.               80,100   4,595
            Shell Transport & Trading Co. ADR       65,800   3,382
            *Transocean, Inc.                       63,200   2,679
            Unocal Corp.                            85,800   3,710
            *Weatherford International, Ltd.        31,700   1,626
                                                            ------
                Total                                       21,901
                                                            ------

            Financials (21.6%)
            American International Group, Inc.      38,000   2,495
            *AmeriCredit Corp.                      82,100   2,007
            Assurant, Inc.                           9,900     302
            The Chubb Corp.                          5,300     408
            Everest Re Group, Ltd.                  20,900   1,872
            Fannie Mae                              23,100   1,645
            General Growth Properties, Inc.        133,320   4,821
            The Goldman Sachs Group, Inc.            6,800     707
            The Hartford Financial Services Group,
             Inc.                                   70,800   4,907
            J.P. Morgan Chase & Co.                201,988   7,879
            Marsh & McLennan Companies, Inc.        52,200   1,717
            The PMI Group, Inc.                     41,000   1,712
            SLM Corp.                              114,100   6,092
            The St. Paul Travelers Companies, Inc.  15,823     587
            Washington Mutual, Inc.                 49,700   2,101
            Wells Fargo & Co.                       92,800   5,768
            XL Capital, Ltd. -- Class A              8,400     652
                                                            ------
                Total                                       45,672
                                                            ------

                                                       Shares/   Value
        Common Stocks (93.7%)                           $ Par  $ (000's)
        ----------------------------------------------------------------

        Health Care (7.8%)
        AstraZeneca PLC ADR                             54,400   1,980
        Eli Lilly and Co.                               37,800   2,145
        *Lincare Holdings, Inc.                         30,500   1,301
        *Medco Health Solutions, Inc.                   43,200   1,797
        Merck & Co., Inc.                               57,500   1,848
        *PacifiCare Health Systems, Inc.                 4,800     271
        Pfizer, Inc.                                    45,100   1,213
        *Triad Hospitals, Inc.                          40,200   1,496
        *WellPoint, Inc.                                39,400   4,531
                                                                ------
            Total                                               16,582
                                                                ------

        Industrials (12.1%)
        Canadian National Railway Co.                    6,750     413
        Cooper Industries, Ltd. -- Class A              35,300   2,397
        Emerson Electric Co.                            13,400     939
        General Electric Co.                           153,300   5,596
        Hubbell, Inc. -- Class B                        22,600   1,182
        Ingersoll-Rand Co. -- Class A                   34,700   2,786
        *Navistar International Corp.                   12,100     532
        Northrop Grumman Corp.                           8,700     473
        Raytheon Co.                                    14,700     571
        Siemens AG ADR                                  11,400     965
        Tyco International, Ltd.                        63,100   2,255
        Union Pacific Corp.                             50,900   3,423
        United Technologies Corp.                       38,900   4,021
                                                                ------
            Total                                               25,553
                                                                ------

        Information Technology (9.1%)
        *Advanced Micro Devices, Inc.                   93,700   2,063
        *Affiliated Computer Services, Inc. -- Class A  17,100   1,029
        *Avnet, Inc.                                    95,400   1,740
        *Cadence Design Systems, Inc.                  104,200   1,439
        *Fairchild Semiconductor International, Inc.   124,000   2,016
        *Flextronics International, Ltd.               267,700   3,700
        *Freescale Semiconductor, Inc. -- Class A      157,800   2,812
        *Micron Technology, Inc.                       224,300   2,770
        *Polycom, Inc.                                  12,300     287
        *Teradyne, Inc.                                 82,700   1,412
                                                                ------
            Total                                               19,268
                                                                ------

        Materials (7.1%)
        Air Products and Chemicals, Inc.                67,700   3,925
        Alcoa, Inc.                                     26,600     836
        The Dow Chemical Co.                            57,100   2,827
        E. I. du Pont de Nemours and Co.                99,700   4,890
        International Paper Co.                         62,200   2,612
                                                                ------
            Total                                               15,090
                                                                ------

        Telecommunication Services (6.7%)
        BellSouth Corp.                                 59,500   1,654
        SBC Communications, Inc.                       109,500   2,822
        Sprint Corp.                                   188,100   4,674
        Verizon Communications, Inc.                   123,500   5,003
                                                                ------
            Total                                               14,153
                                                                ------


                                     Capital Guardian Domestic Equity Portfolio

 Capital Guardian Domestic Equity Portfolio

                                                  Shares/     Value
           Common Stocks (93.7%)                   $ Par    $ (000's)
           ----------------------------------------------------------

           Utilities (4.9%)
           Duke Energy Corp.                        137,600    3,485
           Equitable Resources, Inc.                 55,600    3,373
           NiSource, Inc.                            63,300    1,442
           Pinnacle West Capital Corp.               47,300    2,101
                                                             -------
               Total                                          10,401
                                                             -------
               Total Common Stocks
                (Cost: $165,951)                             198,529
                                                             -------

           Money Market Investments (6.1%)
           ----------------------------------------------------------

           Federal Government & Agencies (6.1%)
           Federal Home Loan Bank,
            2.10%, 1/18/05                       13,000,000   12,987
               Total Money Market Investments
                (Cost: $12,987)                               12,987
                                                             -------
               Total Investments (99.8%)
                (Cost $178,938)(a)                           211,516
                                                             -------
               Other Assets, Less Liabilities (0.2%)             461
                                                             -------
               Total Net Assets (100.0%)                     211,977
                                                             -------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $178,973 and the net unrealized appreciation of investments based on that cost was $32,543 which is comprised of $34,634 aggregate gross unrealized appreciation and $2,091 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

Capital Guardian Domestic Equity Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                       Net Assets:
Long-term growth of capital and income. Invest in the equity securities of established companies. $90 million

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company's underlying value.

U.S. stocks posted their second consecutive year of gains for the first time since 1998-99. Value shares outstripped growth by an impressive margin in 2004, while small- and mid-cap stocks outpaced large-company shares. The widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices, including the S&P 500 Index and Nasdaq Composite, were stronger.

The Federal Open Market Committee's (FOMC) five rate increases in 2004, which lifted the fed fund's rate target from 1.00% to 2.25%, failed to dampen the economic boost provided by firm stock prices, low long-term interest rates, tight yields among bonds of various qualities, and a falling dollar. Consumer and housing demand continue to draw support from job gains, income growth, and low interest rates. Resilient profit margins, steady cash flow, and rising utilization rates underpin capital expenditures.

While employment gains have been somewhat choppy, we believe they are strong enough to gradually reduce the unemployment rate over time. An upturn in the growth of labor costs and higher import prices, driven by a weak dollar, are generating a cyclical rise in inflation. That said, inflation remains relatively low in historical terms, allowing the FOMC to continue to tighten monetary policy gradually in coming months.

The past year ended on a positive note as consumer confidence recovered to the level attained in mid-summer. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices, and uneasiness surrounding the election -- concerns that moderated during the final weeks of the year. We anticipate continuing economic growth in 2005.

The T. Rowe Price Equity Income Portfolio posted strong absolute results and significantly outpaced the S&P 500 Stock Index for the twelve-month period due to several factors, including a significant underweight in information technology (IT) and strong stock selection plus an underweight in health care. Due to concerns about tech companies' ability to meet second-half earnings projections, IT traded significantly lower in the third quarter and was one of the worst-performing S&P 500 sectors during 2004.

Health care badly lagged the market as pharmaceutical stocks were impaired by limited growth prospects, generic competitive pressures, and more recently by Merck's problems with Vioxx and Pfizer's with Celebrex. Within the sector, health care insurer CIGNA boosted relative results because of an improvement in the firm's fundamentals and stronger-than-anticipated performance in its health care business. Cardinal Health, a new portfolio position, rebounded following a series of negative events that drove the stock down in the second and third quarters.

Energy was the best-performing sector in the Index in 2004, thanks to rising energy prices and improved investor sentiment, and an overweight position benefited relative performance. In addition, strong stock selection in the utilities sector enhanced our return versus the benchmark. TXU benefited from a new management team and the sale of non-core assets to improve the company's balance sheet. On a negative note, stock selection in the consumer discretionary sector detracted slightly as New York Times, Dow Jones, and Knight-Ridder were hurt by sluggish advertising trends.

We are cautious heading into 2005. The market is fairly valued and the corporate profit outlook appears to be moderating; earnings have reached record levels over the past year, and profit growth will likely be pressured by relatively high energy prices and higher short-term interest rates. Additionally, the trade and budget deficits, along with the ongoing war in Iraq, could make for a tougher environment. Nevertheless, despite these headwinds, we continue to view the economic environment as favorable; corporate balance sheets appear strong with healthy levels of cash, and value stocks should benefit from favorable tax treatments for dividends and capital gains.

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                              Relative Performance

            T. Rowe Price Equity
              Income Portfolio     S&P 500 Index
            -------------------    -------------
 5/03            $10,000              $10,000
12/03             12,364               12,282
12/04             14,238               13,618

                         Average Annual Total Return
                     For Periods Ended December 31, 2004
                                                                 Since
                                                  1 Year      Inception#
T. Rowe Price Equity Income Portfolio             15.16%         23.59%
S&P 500 Index                                     10.88%         13.97%
Equity Income Funds Lipper Average                13.64%          --

#inception date of 5/1/03, returns not annualized

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing primarily in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc.

                                    [GRAPHIC]

                        Top 10 Equity Holdings 12/31/04

Company                                         % of Total Net Assets
-------                                         ---------------------
General Electric Co. ....................................  2.0%
JPMorgan Chase & Co. ....................................  1.9%
Exxon Mobil Corp. .......................................  1.8%
ChevronTexaco Corp. .....................................  1.7%
Marsh & Mclennan Companies, Inc. ........................  1.6%
Viacom, Inc. - Class B ..................................  1.6%
Merck & Co., Inc. .......................................  1.6%
Royal Dutch Petroleum Co. ...............................  1.4%
Honeywell International, Inc. ...........................  1.4%
Bank of America Corp. ...................................  1.4%



                                     [CHART]

                           Sector Allocation 12/31/04

                     Financials ....................... 18%
                     Consumer Discretionary ........... 17%
                     Industrials ...................... 12%
                     Energy ...........................  9%
                     Health Care ......................  9%
                     Consumer Staples .................  8%
                     Materials ........................  6%
                     Telecommunication Services .......  6%
                     Information Technology ...........  5%
                     Utilities ........................  5%
                     Short-Term Investments ...........  5%


Sector Allocation is based on Net Assets.
Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,101.81       $3.49
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.51       $3.36
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                          T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/   Value
             Common Stocks (94.6%)                 $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Discretionary (17.0%)
             *Comcast Corp. -- Class A            36,500    1,215
             Dow Jones & Co., Inc.                21,500      926
             Eastman Kodak Co.                    26,400      851
             Fortune Brands, Inc.                  8,900      687
             Genuine Parts Co.                    17,000      749
             Hilton Hotels Corp.                  24,800      564
             The Home Depot, Inc.                 16,400      701
             Knight-Ridder, Inc.                   7,100      475
             Mattel, Inc.                         50,000      975
             The May Department Stores Co.        14,200      417
             McDonald's Corp.                     19,300      619
             The New York Times Co. -- Class A    29,200    1,191
             Newell Rubbermaid, Inc.              37,400      905
             Sony Corp.                           11,000      429
             Starwood Hotels & Resorts Worldwide,
              Inc.                                 8,400      491
             *Time Warner, Inc.                   60,300    1,172
             Viacom, Inc. -- Class B              38,900    1,415
             The Walt Disney Co.                  34,100      948
             Whirlpool Corp.                       7,600      526
                                                           ------
                 Total                                     15,256
                                                           ------

             Consumer Staples (7.5%)
             Altria Group, Inc.                    7,200      440
             Campbell Soup Co.                    24,900      744
             The Clorox Co.                        6,000      354
             The Coca-Cola Co.                    29,200    1,216
             Coca-Cola Enterprises, Inc.           1,200       25
             Colgate-Palmolive Co.                21,000    1,074
             ConAgra Foods, Inc.                  11,600      342
             General Mills, Inc.                  15,200      756
             Kimberly-Clark Corp.                 10,700      704
             Unilever NV                           7,200      480
             UST, Inc.                            12,000      577
                                                           ------
                 Total                                      6,712
                                                           ------

             Energy (9.0%)
             Amerada Hess Corp.                   11,400      939
             Anadarko Petroleum Corp.             10,100      655
             Baker Hughes, Inc.                    4,900      209
             BP PLC, ADR                          15,000      876
             ChevronTexaco Corp.                  29,900    1,570
             Exxon Mobil Corp.                    31,100    1,593
             Royal Dutch Petroleum Co.            22,600    1,297
             Schlumberger, Ltd.                    5,900      395
             Unocal Corp.                         11,600      502
                                                           ------
                 Total                                      8,036
                                                           ------

             Financials (18.2%)
             American Express Co.                 12,100      682
             AmSouth Bancorporation                2,100       54
             Bank of America Corp.                26,300    1,236
             Bank of Ireland ADR                   6,200      414
             The Charles Schwab Corp.             78,500      939

                                                   Shares/   Value
            Common Stocks (94.6%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            The Chubb Corp.                         7,600      584
            Citigroup, Inc.                        11,400      549
            Fannie Mae                              8,500      605
            J.P. Morgan Chase & Co.                43,688    1,704
            Janus Capital Group, Inc.              10,500      177
            Lincoln National Corp.                 16,276      760
            Marsh & McLennan Companies, Inc.       45,000    1,481
            Mellon Financial Corp.                 26,700      831
            Mercantile Bankshares Corp.             6,500      339
            Morgan Stanley                         17,300      960
            National City Corp.                     9,900      372
            Northern Trust Corp.                    6,100      296
            SAFECO Corp.                           14,600      763
            Simon Property Group, Inc.              7,300      472
            The St. Paul Travelers Companies, Inc. 19,827      735
            SunTrust Banks, Inc.                   11,200      827
            UnumProvident Corp.                    35,600      639
            Wells Fargo & Co.                       6,800      423
            Wilmington Trust Corp.                  4,500      163
            XL Capital, Ltd. -- Class A             4,700      365
                                                            ------
                Total                                       16,370
                                                            ------

            Health Care (9.3%)
            Abbott Laboratories                    15,100      704
            Baxter International, Inc.             20,600      712
            Bristol-Myers Squibb Co.               44,800    1,148
            Cardinal Health, Inc.                   9,800      570
            *Chiron Corp.                             900       30
            CIGNA Corp.                             3,200      261
            Johnson & Johnson                      18,800    1,192
            *MedImmune, Inc.                       24,000      651
            Merck & Co., Inc.                      43,400    1,395
            Schering-Plough Corp.                  31,700      662
            Wyeth                                  24,400    1,039
                                                            ------
                Total                                        8,364
                                                            ------

            Industrials (12.0%)
            Cendant Corp.                          19,500      456
            Cooper Industries, Ltd. -- Class A     10,900      740
            *The Dun & Bradstreet Corp.               600       36
            Emerson Electric Co.                    5,300      372
            General Electric Co.                   49,900    1,821
            Honeywell International, Inc.          35,900    1,271
            Lockheed Martin Corp.                  14,600      811
            Norfolk Southern Corp.                 16,800      608
            Pall Corp.                             22,700      657
            Raytheon Co.                           20,700      804
            Rockwell Automation, Inc.              10,200      505
            Rockwell Collins, Inc.                 19,800      781
            Union Pacific Corp.                    17,500    1,177
            Waste Management, Inc.                 25,400      760
                                                            ------
                Total                                       10,799
                                                            ------

T. Rowe Price Equity Income Portfolio

 T. Rowe Price Equity Income Portfolio


                                                    Shares/   Value
           Common Stocks (94.6%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology (4.7%)
           *Agilent Technologies, Inc.                1,100      27
           *Freescale Semiconductor Inc. -- Class B   2,350      43
           Hewlett-Packard Co.                       36,600     768
           Intel Corp.                               15,700     367
           *Lucent Technologies, Inc.                47,400     178
           Microsoft Corp.                           30,500     815
           Motorola, Inc.                            38,500     662
           Nokia Corp., ADR                          38,000     595
           Texas Instruments, Inc.                   31,700     780
                                                             ------
               Total                                          4,235
                                                             ------

           Materials (6.3%)
           Alcoa, Inc.                               17,100     537
           The Dow Chemical Co.                      17,200     853
           E. I. du Pont de Nemours and Co.          15,100     741
           Great Lakes Chemical Corp.                12,400     353
           *Hercules, Inc.                           20,500     304
           International Flavors & Fragrances, Inc.  10,300     441
           International Paper Co.                   25,500   1,072
           MeadWestvaco Corp.                        15,800     535
           Nucor Corp.                                6,600     345
           Vulcan Materials Co.                       9,000     491
                                                             ------
               Total                                          5,672
                                                             ------

           Telecommunication Services (5.9%)
           ALLTEL Corp.                              13,700     805
           AT&T Corp.                                31,900     608
           *Qwest Communications International,
            Inc.                                    155,500     690
           SBC Communications, Inc.                  31,800     819
           Sprint Corp.                              42,700   1,062
           Telus Corp.                                9,700     280
           Verizon Communications, Inc.              25,400   1,029
                                                             ------
               Total                                          5,293
                                                             ------

           Utilities (4.7%)
           Constellation Energy Group, Inc.          14,600     638
           Duke Energy Corp.                         35,300     894
           FirstEnergy Corp.                         12,100     478
           NiSource, Inc.                            40,200     916
           Progress Energy, Inc.                      6,900     312
           TECO Energy, Inc.                         11,700     179
           TXU Corp.                                  4,800     310
           Xcel Energy, Inc.                         25,700     468
                                                             ------
               Total                                          4,195
                                                             ------

               Total Common Stocks
                (Cost: $71,769)                              84,932
                                                             ------

                                                   Shares/    Value
          Convertible Corporate Debt (0.2%)         $ Par   $ (000's)
          -----------------------------------------------------------

          Information Technology (0.2%)
          Lucent Technologies, 8.00%, 8/1/31        165,000     184
                                                             ------
              Total Convertible Corporate Debt
               (Cost: $158)                                     184
                                                             ------

          Preferred Stocks (0.3%)
          -----------------------------------------------------------

          Consumer Discretionary (0.1%)
          Ford Motor Co., Capital Trust II            1,400      74
                                                             ------
              Total                                              74
                                                             ------

          Financials (0.2%)
          Unumprovident Corp.                         5,900     179
                                                             ------
              Total                                             179
                                                             ------

              Total Preferred Stocks
               (Cost: $208)                                     253
                                                             ------

          Money Market Investments (5.3%)
          -----------------------------------------------------------

          Other Holdings (5.3%)
          Reserve Investment Fund                 4,777,882   4,778
                                                             ------

              Total Money Market Investments
               (Cost: $4,778)                                 4,778
                                                             ------

              Total Investments (100.4%)
               (Cost $76,913)(a)                             90,147
                                                             ------

              Other Assets, Less Liabilities (-0.4%)           (400)
                                                             ------

              Total Net Assets (100.0%)                      89,747
                                                             ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a) AtDecember 31, 2004 the aggregate cost of securities for federal tax purposes was $76,918 and the net unrealized appreciation of investments based on that cost was $13,229 which is comprised of $14,093 aggregate gross unrealized appreciation and $864 aggregate gross unrealized depreciation.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                          T. Rowe Price Equity Income Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                               Net Assets:
Long-term capital appreciation through Invest in a portfolio designed to approximate the $1.9 billion cost-effective participation in broad  composition and returns of the S&P 500 Index.
market performance

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the U.S. The Portfolio's strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Portfolio invests in stocks included in the S&P 500 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. Therefore, the Portfolio remains neutral relative to the benchmarks in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in amounts approximating the cash held in the Index.

For the year ended December 31, 2004, the Portfolio had a total return of 10.70%, slightly lagging the S&P 500 Index, which returned 10.88%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 500 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The average return for the Portfolio's peer group, S&P Index 500 Objective Funds, was 10.35% for the twelve months ended December 31, 2004, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

Following a spectacular year for stocks in 2003, the U.S. stock market experienced very nice gains again for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%. The higher risk segments of the market posted even larger gains: the S&P SmallCap 600 Index gained 22.65% and the S&P MidCap 400 Index gained 16.49% for the year. The majority of the gains in 2004, however, came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.79%.

For 2004, all ten of the sectors within the S&P 500 Index had positive returns. The strongest sectors were Energy (up 28.77%), Utilities (up 19.60%), Telecommunications (up 15.98%), and Industrials (up 15.95%). Energy stocks enjoyed the best gains as oil prices rose dramatically throughout most of the year before backing off in the fourth quarter. Other sectors that performed well included Consumer Discretionary (up 12.15%), Materials (up 10.88%), and Financials (up 8.23%). Although still positive, the remaining sectors had smaller gains: Consumer Staples (up 6.04%), Information Technology (up 2.13%), and Health Care (up 0.24%). The worst performing sector -- Health Care -- was adversely affected during the year by negative news on a number of prescription drugs.

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. Accordingly, changes are made to the Fund's holding as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor's adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2004, there were 20 companies added to the Index. Those added during the fourth quarter were XTO Energy, Compass Bancshares, Archstone-Smith Trust, News Corp., Freescale Semiconductor Inc., L-3 Communications Holdings, Laboratory Corp of America Holdings and CIT Group. There were 20 companies eliminated from the Index during the year. During the fourth quarter the stocks eliminated were PeopleSoft Inc., Worthington Industries, Crane Co., Deluxe Corp., Winn-Dixie, WellPoint Health Networks, South Trust Corp., and AT&T Wireless.

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                              Relative Performance

          Index 500 Stock Portfolio        S&P 500 Index
          -------------------------        -------------
12/93             $10,000                    $10,000
12/94              10,121                     10,131
12/95              13,892                     13,933
12/96              17,052                     17,129
12/97              22,713                     22,842
12/98              29,236                     29,368
12/99              35,349                     35,547
12/00              32,255                     32,312
12/01              28,423                     28,474
12/02              22,150                     22,184
12/03              28,448                     28,544
12/04              31,115                     31,258

                        Average Annual Total Return
                      For Periods Ended December 31, 2004

                                 1 Year         5 Years      10 Years
Index 500 Stock Portfolio        10.70%         -2.28%        12.02%
S&P 500 Index                    10.88%         -2.30%        12.07%
S&P 500 Index Objective
Lipper Average                   10.35%         -2.64%        11.69%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

                                    [GRAPHIC]


Top 10 Equity Holdings 12/31/04

Company                                        % of Total Net Assets

General Electric Co.                                   3.4%
Exxon Mobil Corp.                                      2.9%
Microsoft Corp.                                        2.5%
Citigroup, Inc.                                        2.2%
Wal-Mart Stores, Inc.                                  1.9%
Pfizer, Inc.                                           1.8%
Bank of America Corp.                                  1.7%
Johnson & Johnson                                      1.6%
American International Group, Inc.                     1.5%
International Business Machines Corp.                  1.4%




                                     [CHART]

                           Sector Allocation 12/31/04

                     Financials ....................... 20%
                     Information Technology ........... 16%
                     Consumer Discretionary ........... 12%
                     Health Care ...................... 12%
                     Industrials ...................... 12%
                     Consumer Staples ................. 10%
                     Energy ...........................  7%
                     Materials ........................  3%
                     Telecommunication Services .......  3%
                     Utilities ........................  3%
                     Short-term Investments ...........  2%


Sector Allocation is based on equities.
Sector Allocation and Top 10 Holdings are subject to change.

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,071.40       $1.05
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.81       $1.03
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004


                                                    Shares/   Value
          Common Stocks (98.3%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary (11.8%)
          *AutoNation, Inc.                          43,900     843
          *AutoZone, Inc.                            13,225   1,208
          *Bed Bath & Beyond, Inc.                   49,900   1,988
          Best Buy Co., Inc.                         53,750   3,194
          *Big Lots, Inc.                            18,700     227
          The Black & Decker Corp.                   13,400   1,184
          Brunswick Corp.                            16,000     792
          Carnival Corp.                            105,009   6,052
          Centex Corp.                               20,600   1,227
          Circuit City Stores, Inc.                  32,400     507
          Clear Channel Communications, Inc.         95,050   3,183
          *Coach, Inc.                               31,300   1,765
          *Comcast Corp. -- Class A                 368,070  12,249
          Cooper Tire & Rubber Co.                   12,400     267
          Dana Corp.                                 24,850     431
          Darden Restaurants, Inc.                   26,050     723
          Delphi Automotive Systems Corp.            93,087     840
          Dillard's, Inc. -- Class A                 13,664     367
          Dollar General Corp.                       54,348   1,129
          Dow Jones & Co., Inc.                      13,620     586
          Eastman Kodak Co.                          47,483   1,531
          *eBay, Inc.                               109,900  12,779
          Family Dollar Stores, Inc.                 27,800     868
          Federated Department Stores, Inc.          28,051   1,621
          Ford Motor Co.                            303,394   4,442
          Fortune Brands, Inc.                       23,867   1,842
          Gannett Co., Inc.                          42,350   3,460
          The Gap, Inc.                             145,375   3,070
          General Motors Corp.                       93,627   3,751
          Genuine Parts Co.                          29,000   1,278
          *The Goodyear Tire & Rubber Co.            29,100     427
          Harley-Davidson, Inc.                      48,700   2,959
          Harrah's Entertainment, Inc.               18,550   1,241
          Hasbro, Inc.                               29,325     568
          Hilton Hotels Corp.                        64,050   1,456
          The Home Depot, Inc.                      364,094  15,561
          International Game Technology              57,100   1,963
          *The Interpublic Group of Companies, Inc.  70,100     939
          J. C. Penney Co., Inc.                     47,350   1,960
          Johnson Controls, Inc.                     31,600   2,005
          Jones Apparel Group, Inc.                  20,300     742
          KB Home                                     7,700     804
          Knight-Ridder, Inc.                        12,750     853
          *Kohl's Corp.                              56,867   2,796
          Leggett & Platt, Inc.                      31,633     899
          The Limited, Inc.                          67,387   1,551
          Liz Claiborne, Inc.                        18,000     760
          Lowe's Companies, Inc.                    128,150   7,380
          Marriott International, Inc. -- Class A    37,100   2,337
          Mattel, Inc.                               68,788   1,341
          The May Department Stores Co.              48,450   1,424
          Maytag Corp.                               13,133     277
          McDonald's Corp.                          208,478   6,684

                                                 Shares/   Value
              Common Stocks (98.3%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary continued
              The McGraw-Hill Companies, Inc.     31,460    2,880
              Meredith Corp.                       8,300      450
              The New York Times Co. -- Class A   24,070      982
              Newell Rubbermaid, Inc.             45,592    1,103
              News Corp. -- Class A              495,100    9,239
              NIKE, Inc. -- Class B               43,500    3,945
              Nordstrom, Inc.                     23,267    1,087
              *Office Depot, Inc.                 51,757      899
              OfficeMax, Inc.                     15,500      486
              Omnicom Group, Inc.                 30,900    2,605
              Pulte Homes, Inc.                   21,100    1,346
              RadioShack Corp.                    26,300      865
              Reebok International, Ltd.           9,600      422
              Sears, Roebuck & Co.                34,250    1,748
              The Sherwin-Williams Co.            23,413    1,045
              Snap-on, Inc.                        9,517      327
              The Stanley Works                   13,650      669
              Staples, Inc.                       82,600    2,784
              *Starbucks Corp.                    66,350    4,138
              Starwood Hotels & Resorts
               Worldwide, Inc.                    34,400    2,009
              Target Corp.                       148,457    7,709
              Tiffany & Co.                       24,167      773
              *Time Warner, Inc.                 759,500   14,765
              The TJX Companies, Inc.             79,900    2,008
              *Toys R" Us, Inc.                   35,650      730
              Tribune Co.                         52,636    2,218
              *Univision Communications, Inc. --
               Class A                            53,600    1,569
              V. F. Corp.                         18,457    1,022
              Viacom, Inc. -- Class B            282,748   10,289
              Visteon Corp.                       21,483      210
              The Walt Disney Co.                338,757    9,417
              Wendy's International, Inc.         18,850      740
              Whirlpool Corp.                     11,050      765
              Yum! Brands, Inc.                   48,580    2,292
                                                          -------
                  Total                                   223,867
                                                          -------

              Consumer Staples (10.3%)
              Adolph Coors Co. -- Class B          6,200      469
              Alberto-Culver Co.                  15,050      731
              Albertson's, Inc.                   61,054    1,458
              Altria Group, Inc.                 340,322   20,794
              Anheuser-Busch Companies, Inc.     130,949    6,643
              Archer-Daniels-Midland Co.         108,503    2,421
              Avon Products, Inc.                 78,400    3,034
              Brown-Forman Corp. -- Class B       20,218      984
              Campbell Soup Co.                   68,222    2,039
              The Clorox Co.                      25,250    1,488
              The Coca-Cola Co.                  401,175   16,701
              Coca-Cola Enterprises, Inc.         77,800    1,622
              Colgate-Palmolive Co.               87,922    4,498
              ConAgra Foods, Inc.                 85,267    2,511

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                               Shares/    Value
               Common Stocks (98.3%)            $ Par   $ (000's)
               --------------------------------------------------

               Consumer Staples continued
               Costco Wholesale Corp.            77,764    3,765
               CVS Corp.                         66,367    2,991
               General Mills, Inc.               60,367    3,001
               The Gillette Co.                 164,635    7,372
               H.J. Heinz Co.                    57,917    2,258
               Hershey Foods Corp.               40,800    2,266
               Kellogg Co.                       68,457    3,057
               Kimberly-Clark Corp.              80,856    5,321
               *The Kroger Co.                  122,505    2,149
               McCormick & Co., Inc.             22,700      876
               The Pepsi Bottling Group, Inc.    41,500    1,122
               PepsiCo, Inc.                    279,330   14,581
               The Procter & Gamble Co.         420,610   23,167
               Reynolds American, Inc.           24,500    1,926
               *Safeway, Inc.                    74,200    1,465
               Sara Lee Corp.                   130,135    3,141
               SUPERVALU, Inc.                   22,250      768
               SYSCO Corp.                      106,125    4,051
               UST, Inc.                         27,367    1,317
               Wal-Mart Stores, Inc.            702,200   37,090
               Walgreen Co.                     169,446    6,502
               Wm. Wrigley Jr. Co.               37,167    2,572
                                                         -------
                   Total                                 196,151
                                                         -------

               Energy (7.0%)
               Amerada Hess Corp.                15,200    1,252
               Anadarko Petroleum Corp.          40,962    2,655
               Apache Corp.                      54,146    2,738
               Ashland, Inc.                     11,800      689
               Baker Hughes, Inc.                55,630    2,374
               BJ Services Co.                   26,800    1,247
               Burlington Resources, Inc.        64,866    2,822
               ChevronTexaco Corp.              351,314   18,447
               ConocoPhillips                   114,410    9,934
               Devon Energy Corp.                80,600    3,137
               El Paso Corp.                    106,671    1,109
               EOG Resources, Inc.               19,660    1,403
               Exxon Mobil Corp.              1,069,656   54,830
               Halliburton Co.                   73,269    2,875
               Kerr-McGee Corp.                  25,105    1,451
               Kinder Morgan, Inc.               20,567    1,504
               Marathon Oil Corp.                57,509    2,163
               *Nabors Industries, Ltd.          24,750    1,269
               *Noble Corp.                      22,450    1,117
               Occidental Petroleum Corp.        65,420    3,818
               *Rowan Companies, Inc.            17,750      460
               Schlumberger, Ltd.                97,567    6,532
               Sunoco, Inc.                      12,150      993
               *Transocean, Inc.                 53,351    2,262
               Unocal Corp.                      43,667    1,888
               Valero Energy Corp.               42,600    1,934
               The Williams Companies, Inc.      92,300    1,504
                                                         -------
                   Total                                 132,407
                                                         -------

               Financials (20.2%)
               ACE, Ltd.                         47,100    2,014
               AFLAC, Inc.                       83,850    3,341
               The Allstate Corp                113,728    5,882

                                                   Shares/   Value
            Common Stocks (98.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            Ambac Financial Group, Inc.             18,000   1,478
            American Express Co.                   208,075  11,729
            American International Group, Inc.     431,830  28,357
            AmSouth Bancorporation                  58,855   1,524
            Aon Corp.                               52,500   1,253
            Apartment Investment and Management
             Co. -- Class A                         15,700     605
            Archstone-Smith Trust                   32,400   1,241
            Bank of America Corp.                  669,672  31,467
            The Bank of New York Co., Inc.         128,853   4,306
            BB&T Corp.                              91,600   3,852
            The Bear Stearns Companies, Inc.        17,095   1,749
            Capital One Financial Corp.             40,200   3,385
            The Charles Schwab Corp.               223,339   2,671
            The Chubb Corp.                         31,750   2,442
            Cincinnati Financial Corp.              27,834   1,232
            CIT Group, Inc.                         34,800   1,595
            Citigroup, Inc.                        860,448  41,455
            Comerica, Inc.                          28,250   1,724
            Compass Bancshares, Inc.                20,300     988
            Countrywide Financial Corp.             96,200   3,560
            *E*TRADE Group, Inc.                    61,700     922
            Equity Office Properties Trust          66,900   1,948
            Equity Residential Properties Trust     46,900   1,697
            Fannie Mae                             160,448  11,426
            Federated Investors, Inc. -- Class B    17,800     541
            Fifth Third Bancorp                     93,034   4,399
            First Horizon National Corp.            20,400     879
            Franklin Resources, Inc.                41,350   2,880
            Freddie Mac                            114,286   8,423
            Golden West Financial Corp.             50,800   3,120
            The Goldman Sachs Group, Inc.           80,300   8,354
            The Hartford Financial Services Group,
             Inc.                                   48,650   3,372
            Huntington Bancshares, Inc.             38,342     950
            J.P. Morgan Chase & Co.                590,697  23,042
            Janus Capital Group, Inc.               39,129     658
            Jefferson-Pilot Corp.                   22,634   1,176
            KeyCorp                                 67,375   2,284
            Lehman Brothers Holdings, Inc.          44,622   3,904
            Lincoln National Corp.                  28,940   1,351
            Loews Corp.                             30,767   2,163
            M&T Bank Corp.                          19,300   2,081
            Marsh & McLennan Companies, Inc.        87,380   2,875
            Marshall & Ilsley Corp.                 37,000   1,635
            MBIA, Inc.                              23,350   1,478
            MBNA Corp.                             211,815   5,971
            Mellon Financial Corp.                  70,268   2,186
            Merrill Lynch & Co., Inc.              154,400   9,228
            MetLife, Inc.                          123,436   5,000
            MGIC Investment Corp.                   16,000   1,103
            Moody's Corp.                           24,475   2,126
            Morgan Stanley                         181,513  10,078
            National City Corp.                    112,297   4,217
            North Fork Bancorporation, Inc.         78,050   2,252
            Northern Trust Corp.                    36,350   1,766
            Plum Creek Timber Co., Inc. (REIT)      30,400   1,169

68

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



 Index 500 Stock Portfolio


                                                   Shares/   Value
            Common Stocks (98.3%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            The PNC Financial Services Group, Inc.  46,867    2,692
            Principal Financial Group, Inc.         50,900    2,084
            The Progressive Corp.                   33,200    2,817
            ProLogis                                30,500    1,322
            *Providian Financial Corp.              48,557      800
            Prudential Financial, Inc.              85,100    4,677
            Regions Financial Corp.                 77,030    2,741
            SAFECO Corp.                            21,050    1,100
            Simon Property Group, Inc.              36,700    2,373
            SLM Corp.                               71,242    3,804
            Sovereign Bancorp, Inc.                 57,200    1,290
            The St. Paul Travelers Companies, Inc. 111,010    4,115
            State Street Corp.                      55,300    2,716
            SunTrust Banks, Inc.                    61,433    4,539
            Synovus Financial Corp.                 51,350    1,468
            T. Rowe Price Group, Inc.               21,200    1,319
            Torchmark Corp.                         17,950    1,026
            U.S. Bancorp                           309,621    9,697
            UnumProvident Corp.                     49,131      881
            Wachovia Corp.                         265,857   13,984
            Washington Mutual, Inc.                144,787    6,122
            Wells Fargo & Co.                      280,480   17,432
            XL Capital, Ltd. -- Class A             23,000    1,786
            Zions Bancorporation                    14,900    1,014
                                                            -------
                Total                                       386,303
                                                            -------

            Health Care (12.5%)
            Abbott Laboratories                    258,250   12,047
            Aetna, Inc.                             24,477    3,054
            Allergan, Inc.                          21,767    1,765
            AmerisourceBergen Corp.                 17,400    1,021
            *Amgen, Inc.                           210,617   13,511
            Applera Corp. -- Applied Biosystems
             Group                                  32,533      680
            Bausch & Lomb, Inc.                      8,900      574
            Baxter International, Inc.             102,200    3,530
            Becton, Dickinson and Co.               41,950    2,383
            *Biogen Idec, Inc.                      55,290    3,683
            Biomet, Inc.                            41,945    1,820
            *Boston Scientific Corp.               139,972    4,976
            Bristol-Myers Squibb Co.               322,608    8,265
            C. R. Bard, Inc.                        17,400    1,113
            Cardinal Health, Inc.                   71,625    4,165
            *Caremark Rx, Inc.                      75,400    2,973
            *Chiron Corp.                           31,022    1,034
            CIGNA Corp.                             22,229    1,813
            Eli Lilly and Co.                      187,606   10,647
            *Express Scripts, Inc.                  12,600      963
            *Fisher Scientific International, Inc.  19,400    1,210
            *Forest Laboratories, Inc.              61,066    2,739
            *Genzyme Corp.                          41,100    2,387
            *Gilead Sciences, Inc.                  71,800    2,512
            Guidant Corp.                           52,788    3,806
            HCA, Inc.                               69,811    2,790
            Health Management Associates, Inc. --
             Class A                                40,400      918
            *Hospira, Inc.                          25,865      866

                                                  Shares/    Value
           Common Stocks (98.3%)                   $ Par   $ (000's)
           ---------------------------------------------------------

           Health Care continued
           *Humana, Inc.                            26,400      784
           IMS Health, Inc.                         38,467      893
           Johnson & Johnson                       492,037   31,205
           *King Pharmaceuticals, Inc.              40,066      497
           *Laboratory Corp. of America Holdings    22,900    1,141
           Manor Care, Inc.                         14,300      507
           McKesson Corp.                           48,705    1,532
           *Medco Health Solutions, Inc.            45,172    1,879
           *MedImmune, Inc.                         41,200    1,117
           Medtronic, Inc.                         200,400    9,954
           Merck & Co., Inc.                       367,720   11,819
           *Millipore Corp.                          8,200      408
           Mylan Laboratories, Inc.                 44,600      789
           PerkinElmer, Inc.                        21,200      477
           Pfizer, Inc.                          1,248,634   33,575
           Quest Diagnostics, Inc.                  16,800    1,605
           Schering-Plough Corp.                   244,150    5,098
           *St. Jude Medical, Inc.                  59,300    2,486
           Stryker Corp.                            66,700    3,218
           *Tenet Healthcare Corp.                  77,350      849
           *Thermo Electron Corp.                   26,500      800
           UnitedHealth Group, Inc.                108,372    9,540
           *Waters Corp.                            20,000      936
           *Watson Pharmaceuticals, Inc.            18,200      597
           *WellPoint, Inc.                         48,900    5,624
           Wyeth                                   221,229    9,422
           *Zimmer Holdings, Inc.                   40,637    3,256
                                                            -------
               Total                                        237,253
                                                            -------

           Industrials (11.6%)
           3M Co.                                  129,076   10,593
           *Allied Waste Industries, Inc.           52,750      490
           American Power Conversion Corp.          31,750      679
           *American Standard Companies, Inc.       35,600    1,471
           *Apollo Group, Inc. -- Class A           30,700    2,478
           Avery Dennison Corp.                     18,350    1,100
           The Boeing Co.                          139,176    7,205
           Burlington Northern Santa Fe Corp.       62,285    2,947
           Caterpillar, Inc.                        56,588    5,518
           Cendant Corp.                           174,533    4,081
           Cintas Corp.                             28,433    1,247
           Cooper Industries, Ltd. -- Class A       15,200    1,032
           CSX Corp.                                35,650    1,429
           Cummins, Inc.                             7,500      628
           Danaher Corp.                            51,200    2,939
           Deere & Co.                              41,160    3,062
           *Delta Air Lines, Inc.                   21,467      161
           Dover Corp.                              33,767    1,416
           Eaton Corp.                              25,200    1,823
           Emerson Electric Co.                     69,550    4,875
           Equifax, Inc.                            22,400      629
           FedEx Corp.                              49,820    4,907
           Fluor Corp.                              13,900      758
           General Dynamics Corp.                   33,200    3,473
           General Electric Co.                  1,752,906   63,982
           Goodrich Corp.                           19,700      643
           H&R Block, Inc.                          27,350    1,340

                                                      Index 500 Stock Portfolio

 Index 500 Stock Portfolio

                                                   Shares/    Value
          Common Stocks (98.3%)                     $ Par   $ (000's)
          -----------------------------------------------------------

          Industrials continued
          Honeywell International, Inc.             142,650    5,051
          Illinois Tool Works, Inc.                  49,000    4,541
          Ingersoll-Rand Co. -- Class A              28,580    2,295
          ITT Industries, Inc.                       15,300    1,292
          L-3 Communications Holdings, Inc.          19,100    1,399
          Lockheed Martin Corp.                      73,408    4,078
          Masco Corp.                                74,300    2,714
          *Monster Worldwide, Inc.                   19,767      665
          *Navistar International Corp.              11,550      508
          Norfolk Southern Corp.                     65,657    2,376
          Northrop Grumman Corp.                     61,020    3,317
          PACCAR, Inc.                               28,807    2,318
          Pall Corp.                                 20,550      595
          Parker-Hannifin Corp.                      19,775    1,498
          Pitney Bowes, Inc.                         38,237    1,770
          *Power-One, Inc.                           13,900      124
          R. R. Donnelley & Sons Co.                 36,434    1,286
          Raytheon Co.                               75,000    2,912
          Robert Half International, Inc.            28,740      846
          Rockwell Automation, Inc.                  30,550    1,514
          Rockwell Collins, Inc.                     29,250    1,154
          Ryder System, Inc.                         10,700      511
          Southwest Airlines Co.                    129,267    2,104
          Textron, Inc.                              22,850    1,686
          Tyco International, Ltd.                  333,508   11,920
          Union Pacific Corp.                        43,060    2,896
          United Parcel Service, Inc. -- Class B    185,800   15,878
          United Technologies Corp.                  84,767    8,761
          W.W. Grainger, Inc.                        14,900      993
          Waste Management, Inc.                     94,885    2,841
                                                             -------
              Total                                          220,749
                                                             -------

          Information Technology (15.8%)
          *ADC Telecommunications, Inc.             134,150      360
          Adobe Systems, Inc.                        39,525    2,480
          *Advanced Micro Devices, Inc.              64,000    1,409
          *Affiliated Computer Services, Inc. --
           Class A                                   21,300    1,282
          *Agilent Technologies, Inc.                80,537    1,941
          *Altera Corp.                              61,711    1,277
          Analog Devices, Inc.                       62,357    2,302
          *Andrew Corp.                              26,637      363
          *Apple Computer, Inc.                      66,700    4,295
          *Applied Materials, Inc.                  281,600    4,815
          *Applied Micro Circuits Corp.              51,100      215
          Autodesk, Inc.                             38,068    1,445
          Automatic Data Processing, Inc.            96,550    4,282
          *Avaya, Inc.                               75,916    1,306
          *BMC Software, Inc.                        36,760      684
          *Broadcom Corp. -- Class A                 54,600    1,762
          *CIENA Corp.                               94,800      317
          *Cisco Systems, Inc.                    1,091,800   21,072
          *Citrix Systems, Inc.                      28,120      690
          Computer Associates International, Inc.    97,092    3,016
          *Computer Sciences Corp.                   31,350    1,767
          *Compuware Corp.                           64,157      415
          *Comverse Technology, Inc.                 32,800      802
          *Convergys Corp.                           23,450      352

                                                   Shares/    Value
          Common Stocks (98.3%)                     $ Par   $ (000's)
          -----------------------------------------------------------

          Information Technology continued
          *Corning, Inc.                            232,500    2,737
          *Dell, Inc.                               411,933   17,359
          *Electronic Arts, Inc.                     50,600    3,121
          Electronic Data Systems Corp.              85,167    1,967
          *EMC Corp.                                397,274    5,907
          First Data Corp.                          137,632    5,855
          *Fiserv, Inc.                              32,425    1,303
          *Freescale Semiconductor Inc. --
           Class B                                   64,623    1,186
          *Gateway, Inc.                             61,950      372
          Hewlett-Packard Co.                       500,726   10,500
          Intel Corp.                             1,048,363   24,521
          International Business Machines Corp.     276,039   27,211
          *Intuit, Inc.                              31,100    1,369
          *Jabil Circuit, Inc.                       33,367      854
          *JDS Uniphase Corp.                       239,400      759
          *KLA-Tencor Corp.                          32,400    1,509
          *Lexmark International, Inc. -- Class A    21,400    1,819
          Linear Technology Corp.                    50,950    1,975
          *LSI Logic Corp.                           63,800      350
          *Lucent Technologies, Inc.                732,936    2,756
          Maxim Integrated Products, Inc.            53,900    2,285
          *Mercury Interactive Corp.                 14,000      638
          *Micron Technology, Inc.                  101,550    1,254
          Microsoft Corp.                         1,802,600   48,146
          Molex, Inc.                                31,250      938
          Motorola, Inc.                            403,677    6,943
          National Semiconductor Corp.               59,386    1,066
          *NCR Corp.                                 15,500    1,073
          *Network Appliance, Inc.                   59,500    1,977
          *Novell, Inc.                              62,300      421
          *Novellus Systems, Inc.                    23,200      647
          *NVIDIA Corp.                              27,600      650
          *Oracle Corp.                             850,325   11,666
          *Parametric Technology Corp.               44,580      263
          Paychex, Inc.                              62,735    2,138
          *PMC-Sierra, Inc.                          29,500      332
          *QLogic Corp.                              15,350      564
          QUALCOMM, Inc.                            271,734   11,522
          Sabre Holdings Corp. -- Class A            22,467      498
          *Sanmina-SCI Corp.                         86,400      732
          Scientific-Atlanta, Inc.                   25,400      838
          *Siebel Systems, Inc.                      84,300      885
          *Solectron Corp.                          161,000      858
          *Sun Microsystems, Inc.                   557,597    3,000
          *SunGard Data Systems, Inc.                47,900    1,357
          *Symantec Corp.                           105,200    2,710
          Symbol Technologies, Inc.                  39,850      689
          Tektronix, Inc.                            14,960      452
          *Tellabs, Inc.                             76,592      658
          *Teradyne, Inc.                            32,150      549
          Texas Instruments, Inc.                   286,500    7,054
          *Unisys Corp.                              55,650      567
          *VERITAS Software Corp.                    70,032    1,999
          *Xerox Corp.                              158,100    2,689
          Xilinx, Inc.                               57,800    1,714
          *Yahoo!, Inc.                             228,000    8,591
                                                             -------
              Total                                          300,442
                                                             -------

Index 500 Stock Portfolio

 Index 500 Stock Portfolio


                                                    Shares/   Value
           Common Stocks (98.3%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Materials (3.0%)
           Air Products and Chemicals, Inc.          37,667   2,184
           Alcoa, Inc.                              144,307   4,534
           Allegheny Technologies, Inc.              15,817     343
           Ball Corp.                                18,632     819
           Bemis Co., Inc.                           17,700     515
           The Dow Chemical Co.                     156,309   7,740
           E. I. du Pont de Nemours and Co.         164,628   8,076
           Eastman Chemical Co.                      12,925     746
           Ecolab, Inc.                              42,700   1,500
           Engelhard Corp.                           20,300     623
           Freeport-McMoRan Copper & Gold,
            Inc. -- Class B                          29,581   1,131
           Georgia-Pacific Corp.                     42,804   1,604
           Great Lakes Chemical Corp.                 8,500     242
           *Hercules, Inc.                           18,600     276
           International Flavors & Fragrances, Inc.  15,600     668
           International Paper Co.                   80,666   3,388
           Louisiana-Pacific Corp.                   18,200     487
           MeadWestvaco Corp.                        33,579   1,138
           Monsanto Co.                              43,853   2,436
           Newmont Mining Corp.                      73,580   3,268
           Nucor Corp.                               26,366   1,380
           *Pactiv Corp.                             24,600     622
           Phelps Dodge Corp.                        15,824   1,565
           PPG Industries, Inc.                      28,467   1,940
           Praxair, Inc.                             53,800   2,375
           Rohm and Haas Co.                         37,280   1,649
           *Sealed Air Corp.                         13,821     736
           Sigma-Aldrich Corp.                       11,400     689
           Temple-Inland, Inc.                        9,300     636
           United States Steel Corp.                 18,850     966
           Vulcan Materials Co.                      17,000     928
           Weyerhaeuser Co.                          39,780   2,674
                                                             ------
               Total                                         57,878
                                                             ------

           Telecommunication Services (3.2%)
           ALLTEL Corp.                              50,357   2,959
           AT&T Corp.                               132,007   2,516
           BellSouth Corp.                          303,765   8,442
           CenturyTel, Inc.                          22,300     791
           Citizens Communications Co.               55,600     767
           *Nextel Communications, Inc. -- Class A  184,250   5,528
           *Qwest Communications International,
            Inc.                                    301,135   1,337
           SBC Communications, Inc.                 549,747  14,166
           Sprint Corp.                             243,889   6,061
           Verizon Communications, Inc.             459,142  18,599
                                                             ------
               Total                                         61,166
                                                             ------

           Utilities (2.9%)
           *The AES Corp.                           107,600   1,471
           *Allegheny Energy, Inc.                   22,800     449

                                                  Shares/     Value
           Common Stocks (98.3%)                   $ Par    $ (000's)
           ----------------------------------------------------------

           Utilities continued
           Ameren Corp.                              32,267     1,618
           American Electric Power Co., Inc.         65,640     2,254
           *Calpine Corp.                            88,560       349
           Centerpoint Energy, Inc.                  51,062       577
           Cinergy Corp.                             30,084     1,252
           *CMS Energy Corp.                         32,300       338
           Consolidated Edison, Inc.                 40,150     1,757
           Constellation Energy Group, Inc.          29,200     1,276
           Dominion Resources, Inc.                  54,995     3,725
           DTE Energy Co.                            28,850     1,244
           Duke Energy Corp.                        158,630     4,018
           *Dynegy, Inc. -- Class A                  63,000       291
           Edison International                      54,020     1,730
           Entergy Corp.                             37,109     2,508
           Exelon Corp.                             109,824     4,841
           FirstEnergy Corp.                         54,665     2,160
           FPL Group, Inc.                           30,757     2,299
           KeySpan Corp.                             26,600     1,049
           Nicor, Inc.                                7,350       272
           NiSource, Inc.                            44,873     1,022
           Peoples Energy Corp.                       6,200       272
           *PG&E Corp.                               66,825     2,224
           Pinnacle West Capital Corp.               15,200       675
           PPL Corp.                                 31,334     1,669
           Progress Energy, Inc.                     40,992     1,854
           Public Service Enterprise Group, Inc.     39,436     2,042
           Sempra Energy                             38,702     1,420
           The Southern Co.                         122,600     4,110
           TECO Energy, Inc.                         33,100       508
           TXU Corp.                                 39,865     2,574
           Xcel Energy, Inc.                         66,420     1,209
                                                            ---------
               Total                                           55,057
                                                            ---------
               Total Common Stocks
                (Cost: $1,382,618)                          1,871,273
                                                            ---------

           Money Market Investments (1.6%)
           ----------------------------------------------------------

           Federal Government & Agencies (0.2%)
           (b)Federal Home Loan Mortgage Corp.,
            2.42%, 3/22/05                        3,000,000     2,985
                                                            ---------
               Total                                            2,985
                                                            ---------

           Finance Services (0.5%)
           (b)Preferred Receivable Funding,
            2.25%, 1/6/05                        10,000,000     9,997
                                                            ---------
               Total                                            9,997
                                                            ---------

           Personal Credit Institutions (0.5%)
           (b)Rabobank Financial Corp.,
            2.17%, 1/4/05                        10,000,000     9,998
                                                            ---------
               Total                                            9,998
                                                            ---------


                                                      Index 500 Stock Portfolio

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
                                                  Shares/    Value
           Money Market Investments (1.6%)         $ Par   $ (000's)
           ---------------------------------------------------------

           Short Term Business Credit (0.4%)
           (b)CXC Inc., 2.20%, 1/3/05            7,500,000     7,499
                                                           ---------
               Total                                           7,499
                                                           ---------

               Total Money Market Investments
                (Cost: $30,478)                               30,479
                                                           ---------

               Total Investments (99.9%)
                (Cost $1,413,096)(a)                       1,901,752
                                                           ---------

               Other Assets, Less Liabilities (0.1%)           2,370
                                                           ---------

               Total Net Assets (100.0%)                   1,904,122
                                                           ---------

* Non-Income Producing

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $1,417,226 and the net unrealized appreciation of investments based on that cost was $484,526 which is comprised of $641,921 aggregate gross unrealized appreciation and $157,395 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                          Appreciation/
                                     Number of Expiration Depreciation
        Issuer (000's)               Contracts    Date       (000's)
        ---------------------------------------------------------------
        S&P 500 Index Futures           100       3/05        $472
        (Total Notional Value at
         December 31, 2004, $29,871)

    The Accompanying Notes are an Integral Part of the Financial Statements

Index 500 Stock Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------

Objective:                                 Portfolio Strategy:                                      Net Assets:
Realize highest total return, including    Flexible policy of allocating assets among stocks, bonds $197 million
current income and capital appreciation,   and cash, with mix adjusted to capitalize on changing
consistent with reasonable investment risk financial markets and economic conditions.

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Asset Allocation Portfolio invests in six categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no index that includes both equity and debt securities. The Portfolio's performance is generally a blend of stock and bond performance. For the year ended December 31, 2004, the Asset Allocation Portfolio had a total return of 10.02%. The return was below the return of 10.88% for the S&P 500 Index, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.34%. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio outperformed its peer group, Flexible Portfolio Funds, which had an average return of 8.25% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

Stocks, which had a spectacular year in 2003, experienced very nice gains again for the year ended December 31, 2004. As the cyclical recovery continued, returns on large capitalization stocks lagged for the second year in a row, as investors sought higher returns in riskier equities including small cap and international stocks. The majority of the gains in all segments of the market came in the fourth quarter alone. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

Bonds also posted positive returns in 2004, and high yield bonds significantly outperformed investment grade bonds for the second year in a row. The bond market experienced significant fluctuations during the year, however. Short-term interest rates began to rise in April, after a sustained period in which they had remained at 45-year lows, and the second quarter of 2004 was the worst quarter for bond returns since 1980. Reversing course in the third quarter -- an unusual time in which bond prices rose while short-term interest rates were moving up -- bonds had their best quarter in two years. The fourth quarter of 2004 was typified by generally rising yields, with the rise most acute at the front end of the yield curve, and the yield curve continued to flatten. With the economy seemingly on stable footing -- growing not too fast and not too slow -- the incremental yields of both high grade corporates and high yield bonds looked appealing. Overall for the year, the Treasury yield curve flattened and corporate credit spreads tightened as bond investors looking for higher yields took on more credit risk rather than locking in longer term bonds.

Adding to the Portfolio's return in 2004 was an overweight position in foreign stocks, which benefited from strength in most international stock markets and from the weaker dollar. International stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index, returned 20.70% for the year. Seeing more potential in international stocks than in domestic stocks, we made a conscious decision to add to this position, and at year end, 16% of the Portfolio was invested in foreign stocks compared to 15.0% at the beginning of the year. A substantial position in small-capitalization stocks (12.8% of assets at year end) also helped the Portfolio's performance, as riskier securities outperformed high quality stocks for the year. Small cap stocks were the best performing asset class in 2004, as measured by the S&P 600 SmallCap Index, which gained 22.65% for the year. A neutral weighting in large cap domestic stocks (32%, including futures, at year end), which underperformed riskier small-cap and mid-cap stocks during the year, was a slight drag on performance. The Portfolio's weighting in investment grade bonds, which was too high given the environment that rewarded riskier assets, was also a negative for the year. At year end, the Portfolio held approximately 28% of its assets in investment grade bonds and approximately 7% in below-investment grade bonds.

As we enter the first quarter of 2005, we see no obvious valuation anomalies among asset classes, and the Portfolio is staying close to neutral. A modest overweight position in equities is an indication of the team's view that stocks still look relatively inexpensive compared to bonds. The variability of returns in many asset classes in recent years provides convincing evidence of the advantage of a diversified portfolio. This Portfolio gives investors the advantage of ongoing analysis of all market sectors, with shifts among sectors as appropriate for market conditions. We will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe is likely to maximize overall long-term returns.


                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------


                                    [CHART]

                              Relative Performance


                            Merrill Lynch     Merrill Lynch
         Asset Allocation   Domestic Master    Three Months
           Portfolio            Index          T-Bill Index  S&P 500 Index
         ----------------   ---------------   -------------  -------------
 7/01      $10,000             $10,000           $10,000       $10,000
12/01        9,770              10,240            10,139         9,538
12/02        8,768              11,306            10,320         7,431
12/03       10,577              11,772            10,438         9,562
12/04       11,660              10,601            12,283        10,577

                           Average Annual Total Return
                      For Periods Ended December 31, 2004

                                                                   Since
                                                     1 Year      Inception*
Asset Allocation Portfolio                           10.02%        4.59%
S&P 500 Index                                        10.88%        1.72%
Merrill Lynch Domestic Master Index                   4.34%        6.20%
Merrill Lynch Three Months T-Bill Index               1.33%        1.65%
Flexible Portfolio Funds Lipper Average               8.25%          -

*inception date of 7/31/01


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account Report.

In the graph, the Portfolio is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.



                                     [CHART]

                          Sector Allocation 12/31/04

              Large Cap Stocks (including index futures)      32%
              Investment Grade Bonds                          28%
              Foreign Stocks                                  16%
              Small Cap Stocks                                13%
              Below Investment Grade Bonds                     7%
              Short-Term Investments & Other Net Assets        4%




Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.

No investment strategy can guarantee a profit or protect against a loss.

Asset Allocation Portfolio

 Asset Allocation Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,078.00       $3.31
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,021.64       $3.22
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

             Domestic Common Stocks, Options and Shares/   Value
             Warrants (36.5%)                     $ Par  $ (000's)
             -----------------------------------------------------

             Large Cap Common Stocks (23.8%)
             -----------------------------------------------------

             Consumer Discretionary (4.7%)
             *Bed Bath & Beyond, Inc.             8,300      331
             Best Buy Co., Inc.                   4,600      273
             Carnival Corp.                       8,800      507
             *Comcast Corp. -- Class A            8,500      283
             DaimlerChrysler AG                   4,700      226
             *eBay, Inc.                          3,000      349
             Fortune Brands, Inc.                11,300      872
             Harley-Davidson, Inc.                7,200      437
             J. C. Penney Co., Inc.              13,400      555
             *Kohl's Corp.                        6,900      339
             Lowe's Companies, Inc.               3,200      184
             McDonald's Corp.                    12,100      388
             The McGraw-Hill Companies, Inc.      5,600      513
             News Corp., Inc. -- Class A         20,400      381
             NIKE, Inc. -- Class B                5,400      490
             Omnicom Group, Inc.                  6,800      573
             PETsMART, Inc.                       9,200      327
             Staples, Inc.                       14,400      485
             Target Corp.                        17,700      920
             *Time Warner, Inc.                  21,200      412
             Viacom, Inc. -- Class B             12,900      469
                                                           -----
                 Total Consumer Discretionary              9,314
                                                           -----

             Consumer Staples (1.9%)
             Altria Group, Inc.                  14,700      899
             Anheuser-Busch Companies, Inc.       6,100      309
             Avon Products, Inc.                 10,000      387
             PepsiCo, Inc.                       12,900      673
             The Procter & Gamble Co.             6,000      330
             Wal-Mart Stores, Inc.               15,200      803
             Walgreen Co.                         9,500      365
                                                           -----
                 Total Consumer Staples                    3,766
                                                           -----

             Energy (1.5%)
             BP PLC, ADR                          3,800      222
             ConocoPhillips                       5,600      486
             EOG Resources, Inc.                  7,400      528
             Exxon Mobil Corp.                   15,500      795
             Halliburton Co.                     12,300      483
             *Noble Corp.                         8,500      423
                                                           -----
                 Total Energy                              2,937
                                                           -----

             Financials (3.7%)
             American Express Co.                 7,200      406
             American International Group, Inc.  10,900      716
             Capital One Financial Corp.          3,600      303
             The Chubb Corp.                      6,400      492
             Citigroup, Inc.                     15,100      728
             Countrywide Financial Corp.          3,898      144
             Freddie Mac                          3,300      243
             The Goldman Sachs Group, Inc.        4,300      447
             Legg Mason, Inc.                     3,700      271

                                                    Shares/   Value
          Large Cap Common Stocks (23.8%)            $ Par  $ (000's)
          -----------------------------------------------------------

          Financials continued
          Lehman Brothers Holdings, Inc.             5,400      472
          Morgan Stanley                             8,600      477
          Prudential Financial, Inc.                 9,400      517
          U.S. Bancorp                              17,300      542
          Wachovia Corp.                             7,900      416
          Wells Fargo & Co.                         16,900    1,051
                                                              -----
              Total Financials                                7,225
                                                              -----

          Health Care (3.6%)
          Abbott Laboratories                        9,800      457
          *Amgen, Inc.                              12,800      821
          *Boston Scientific Corp.                   9,900      352
          *Caremark Rx, Inc.                        11,300      446
          Eli Lilly and Co.                          6,300      358
          *Fisher Scientific International, Inc.     3,700      231
          *Genentech, Inc.                           6,600      359
          *Gilead Sciences, Inc.                    10,900      381
          Guidant Corp.                              1,600      115
          Johnson & Johnson                         12,900      818
          Medtronic, Inc.                           13,000      646
          Pfizer, Inc.                              25,300      680
          *St. Jude Medical, Inc.                    8,000      335
          Teva Pharmaceutical Industries, Ltd., ADR 14,800      442
          UnitedHealth Group, Inc.                   2,700      238
          *Zimmer Holdings, Inc.                     5,300      425
                                                              -----
              Total Health Care                               7,104
                                                              -----

          Industrials (1.9%)
          Canadian National Railway Co.             10,700      655
          Caterpillar, Inc.                          3,100      302
          FedEx Corp.                                2,800      276
          General Electric Co.                      48,700    1,778
          Tyco International, Ltd.                  14,200      508
          United Parcel Service, Inc. -- Class B     3,300      282
                                                              -----
              Total Industrials                               3,801
                                                              -----

          Information Technology (5.2%)
          *Accenture Ltd. -- Class A                12,700      343
          *Affiliated Computer Services, Inc. --
           Class A                                   9,300      560
          Analog Devices, Inc.                       9,600      354
          *ASML Holding N.V.                        24,300      387
          *Broadcom Corp. -- Class A                 6,700      216
          *Cisco Systems, Inc.                      41,600      802
          *Dell, Inc.                               18,800      792
          First Data Corp.                          13,700      583
          *Fiserv, Inc.                              8,100      326
          *Google, Inc. -- Class A                     900      174
          Hewlett-Packard Co.                       15,800      331
          Intel Corp.                               24,900      582
          International Business Machines Corp.      5,900      582
          *Lexmark International, Inc. -- Class A    5,200      442
          Microsoft Corp.                           53,300    1,423
          National Semiconductor Corp.              16,900      303

Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Large Cap Common Stocks (23.8%)          $ Par  $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           SAP AG -- Sponsored ADR                  5,700      252
           *Symantec Corp.                          7,000      180
           Taiwan Semiconductor Manufacturing
            Co., Ltd., ADR                         25,288      215
           *Telefonaktiebolget LM Ericsson         12,500      394
           Texas Instruments, Inc.                 11,200      276
           *VeriSign, Inc.                          8,700      292
           *Yahoo!, Inc.                           10,366      391
                                                            ------
               Total Information Technology                 10,200
                                                            ------

           Materials (1.0%)
           Alcoa, Inc.                             25,300      795
           Newmont Mining Corp.                     5,500      244
           Praxair, Inc.                           11,600      512
           Weyerhaeuser Co.                         7,500      504
                                                            ------
               Total Materials                               2,055
                                                            ------

           Other Holdings (0.1%)
           *Nasdaq-100 Trust, Series 1              3,700      148
                                                            ------
               Total Other Holdings                            148
                                                            ------

           Telecommunication Services (0.2%)
           Vodafone Group PLC, ADR                 17,300      474
                                                            ------
               Total Telecommunication Services                474
                                                            ------

               Total Large Cap Common Stocks                47,024
                                                            ------

           Small Cap Common Stocks (12.7%)
           ---------------------------------------------------------

           Consumer Discretionary (2.4%)
           *AnnTaylor Stores Corp.                 10,425      224
           Choice Hotels International, Inc.        3,100      180
           *Coach, Inc.                             4,300      243
           *Digital Theater Systems, Inc.           9,200      185
           *eLong, Inc. -- Sponsored ADR            4,346       81
           Garmin, Ltd.                             4,300      262
           *Hibbett Sporting Goods, Inc.            5,300      141
           Jones Apparel Group, Inc.                5,100      187
           *Lamar Advertising Co. -- Class A        7,700      329
           Leggett & Platt, Inc.                   18,800      534
           Michaels Stores, Inc.                   15,400      462
           *O'Reilly Automotive, Inc.              17,300      779
           Orient-Express Hotel, Ltd. -- Class A   12,800      263
           *Pinnacle Entertainment, Inc.           18,500      366
           Polaris Industries, Inc.                 2,400      163
           *Sharper Image Corp.                     6,000      113
           The Talbots, Inc.                        6,500      177
           *Westwood One, Inc.                      4,300      116
                                                            ------
               Total Consumer Discretionary                  4,805
                                                            ------

           Energy (0.6%)
           BJ Services Co.                          5,100      237
           *National-Oilwell, Inc.                  8,800      311
           Patterson-UTI Energy, Inc.              15,900      309
           *Quicksilver Resources, Inc.             3,600      132
           *Smith International, Inc.               4,400      239
                                                            ------
               Total Energy                                  1,228
                                                            ------

                                                     Shares/   Value
          Small Cap Common Stocks (12.7%)             $ Par  $ (000's)
          ------------------------------------------------------------

          Financials (1.0%)
          Assured Guaranty, Ltd.                      7,000      138
          BankAtlantic Bancorp, Inc. -- Class A       7,000      139
          *CapitalSource, Inc.                        7,900      203
          Investors Financial Services Corp.         15,000      750
          Main Street Banks, Inc.                     2,300       80
          Old Republic International Corp.           10,150      257
          *Silicon Valley Bancshares                  3,700      166
          *Trammell Crow Co.                          9,800      177
                                                               -----
              Total Financials                                 1,910
                                                               -----

          Health Care (3.7%)
          *Angiotech Pharmaceuticals, Inc.            9,600      177
          *Caremark Rx, Inc.                         11,936      471
          *Cytyc Corp.                                8,300      229
          *DaVita, Inc.                              49,750    1,966
          Health Management Associates, Inc. --
           Class A                                   15,800      359
          *Impax Laboratories, Inc.                   8,800      140
          *Kinetic Concepts, Inc.                     5,800      443
          *Kyphon, Inc.                               7,100      183
          *Lincare Holdings, Inc.                    14,500      618
          *Patterson Companies, Inc.                 17,800      772
          *Psychiatric Solutions, Inc.                8,800      322
          *Radiation Therapy Services, Inc.           9,100      155
          *Renal Care Group, Inc.                    14,600      525
          Select Medical Corp.                       10,500      185
          *Thermo Electron Corp.                      8,900      269
          *Varian Medical Systems, Inc.               5,600      242
                                                               -----
              Total Health Care                                7,056
                                                               -----

          Industrials (1.8%)
          *Arbinet Holdings, Inc.                       800       20
          Brady Corp. -- Class A                      2,000      125
          C.H. Robinson Worldwide, Inc.               8,200      455
          Cintas Corp.                                2,700      118
          The Corporate Executive Board Co.           5,000      335
          *Forward Air Corp.                          5,200      232
          *HouseValues, Inc.                          1,010       15
          *Intersections, Inc.                       11,700      202
          Knight Transportation, Inc.                18,825      467
          L-3 Communications Holdings, Inc.           3,300      242
          Manpower, Inc.                              1,600       77
          *Marlin Business Services, Inc.             7,300      139
          MSC Industrial Direct Co., Inc. -- Class A 11,600      417
          Pentair, Inc.                               3,100      135
          Robert Half International, Inc.             9,200      271
          Teleflex, Inc.                              6,600      343
                                                               -----
              Total Industrials                                3,593
                                                               -----

          Information Technology (3.2%)
          *Activision, Inc.                           7,700      155
          *Amdocs, Ltd.                               9,700      255
          *Avaya, Inc.                               15,200      261
          CDW Corp.                                   4,100      272
          *Cogent, Inc.                               5,100      168
          *Cognos, Inc.                               8,500      375
          *Cree, Inc.                                 4,400      176
          *Digital River, Inc.                        6,200      258

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


                                                   Shares/   Value
           Small Cap Common Stocks (12.7%)          $ Par  $ (000's)
           ---------------------------------------------------------

           Information Technology continued
           *Essex Corp.                             6,500      132
           *Genesis Microchip, Inc.                11,500      187
           Harris Corp.                             3,500      216
           *Hewitt Associates, Inc.                 8,300      266
           *Integrated Circuit Systems, Inc.        9,800      205
           *iPayment, Inc.                          3,400      168
           *Kanbay International, Inc.              1,900       59
           *KLA-Tencor Corp.                        2,600      121
           *Kronos Inc.                             4,600      235
           *Lam Research Corp.                     10,000      289
           Microchip Technology, Inc.               9,300      248
           *NAVTEQ Corp.                            2,500      116
           Paychex, Inc.                            8,200      279
           *QLogic Corp.                            3,300      121
           *Semtech Corp.                           5,500      120
           *Silicon Laboratories, Inc.              5,500      194
           *Tekelec                                 5,900      121
           *Tessera Technologies, Inc.              9,800      365
           *Verint Systems, Inc.                    4,400      160
           *VeriSign, Inc.                          5,600      188
           *Westell Technologies, Inc. -- Class A  16,700      114
           *Zebra Technologies Corp. -- Class A     8,100      456
                                                            ------
               Total Information Technology                  6,280
                                                            ------

               Total Small Cap Common Stocks                24,872
                                                            ------

           Call Options and Warrants (0.0%)
           ---------------------------------------------------------

           Foods (0.0%)
           B&G Foods, Inc. -- EIS                   3,875       58
                                                            ------
               Total Foods                                      58
                                                            ------

           Information Technology (0.0%)
           Belluna Co., Ltd. -- Warrants              307        1
           C/O Kontron AG, expiring 3/14/05 @ 6.67    296        0
                                                            ------
               Total Information Technology                      1
                                                            ------

           Telecommunications (0.0%)
           American Tower Corp.                       100        2
           IWO Holdings, Inc. 144A                     50        0
                                                            ------
               Total Telecommunications                          2
                                                            ------
               Total Call Options and Warrants                  61
                                                            ------

               Total Domestic Common Stocks, Options
                and Warrants
                (Cost: $59,479)                             71,957
                                                            ------

              Foreign Common Stocks (16.5%) Country
              ----------------------------------------------------

              Basic Materials (0.9%)
               BASF AG                      Germany      3,460 249
               CRH PLC                      Ireland      8,356 224
               K+S AG                       Germany      3,380 180
               Nippon Steel Corp.           Japan       83,000 203
               Stora Enso OYJ               Finland     14,540 223
               Sumitomo Chemical Co., Ltd.  Japan       42,000 206
               *Syngenta AG                 Switzerland  2,620 278

             Foreign Common                       Shares/   Value
             Stocks (16.5%)        Country         $ Par  $ (000's)
             ------------------------------------------------------

             Basic Materials continued
             *Umicore -- Strip
              VVPR                 Belgium             75       0
             Wienerberger AG       Austria          6,131     293
                                                            -----
                 Total Basic Materials                      1,856
                                                            -----

             Conglomerates (0.8%)
             Grupo Ferrovial SA    Spain            7,220     386
             iShares MSCI EAFE
              Index Fund           United States    3,280     526
             Nomura TOPIX
              Exchange Traded
              Fund                 Japan           22,400     253
             Vinci SA              France           2,580     346
                                                            -----
                 Total Conglomerates                        1,511
                                                            -----

             Consumer Cyclical (3.6%)
             Beru AG               Germany            350      32
             Bridgestone Corp.     Japan           10,000     199
             Bulgari SPA           Italy           18,620     230
             Burberry Group PLC    United Kingdom  26,310     203
             Carnival Corp.        United Kingdom   4,695     271
             Edgars Consolidated
              Stores, Ltd.         South Africa     3,982     214
             Esprit Holdings, Ltd. Hong Kong       55,500     333
             Four Seasons Hotels,
              Inc.                 Canada           1,530     125
             Hilton Group PLC      United Kingdom  31,070     170
             *Hyundai Motor Co.    Korea            4,840     259
             Intercontinental
              Hotels Group PLC     United Kingdom  13,919     173
             Lagardere S.C.A.      France           3,050     220
             Lottomatica SPA       Italy            8,135     298
             Mediaset SPA          Italy            6,810      86
             Next PLC              United Kingdom  15,580     495
             NHK Spring Co., Ltd.  Japan           25,000     171
             Nissan Motor Co.,
              Ltd.                 Japan           17,100     186
             Nobia AB              Sweden          15,735     260
             Nokian Renkaat OYJ    Finland          1,845     280
             Opap SA               Greece           9,485     262
             Punch Taverns PLC     United Kingdom  24,600     326
             Ryohin Keikaku Co.,
              Ltd.                 Japan            4,200     211
             Signet Group PLC      United Kingdom  98,745     209
             Square Enix Co., Ltd. Japan            7,300     216
             Swatch Group AG       Switzerland      1,675     246
             Techtronic Industries
              Co.                  Hong Kong      116,500     255
             *Urbi Desarrollos
              Urbanos SA           Mexico          22,815     100
             USS Co., Ltd.         Japan            2,410     202
             *Vivendi Universal SA France           7,910     253
             Walmart de Mexico
              -- Series V          Mexico          50,645     174
             Wolseley PLC          United Kingdom  11,000     206
                                                            -----
                 Total Consumer Cyclical                    6,865
                                                            -----

Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                       Shares/   Value
             Stocks (16.5%)        Country         $ Par  $ (000's)
             ------------------------------------------------------

             Consumer Non-Cyclical (1.3%)
             Axfood AB             Sweden           5,650     191
             *Cott Corp. ADR       Canada           5,610     139
             *GEOX SPA             Italy           15,730     122
             Metro AG              Germany          2,065     114
             Natura Cosmeticos
              SA                   Brazil           7,820     228
             Nestle SA             Switzerland        605     158
             Puma AG               Germany          1,440     394
             Reckitt Benckiser
              PLC                  United Kingdom   7,890     238
             *Royal Numico NV      Netherlands      5,725     206
             SABMiller PLC         United Kingdom  11,965     198
             Swedish Match AB      Sweden          27,200     315
             Tesco PLC             United Kingdom  54,555     338
                                                            -----
                 Total Consumer Non-Cyclical                2,641
                                                            -----

             Energy (0.9%)
             BG Group PLC          United Kingdom  38,280     260
             BP PLC                United Kingdom  19,620     191
             EnCana Corp.          Canada           4,375     250
             Eni SPA               Italy           10,420     261
             Suncor Energy, Inc.   Canada           1,930      69
             Technip SA            France           1,538     285
             *TGS Nopec
              Geophysical Co. ASA  Norway           3,990     102
             Total SA              France             770     168
             *Western Oil Sands,
              Inc.                 Canada           5,590     195
                                                            -----
                 Total Energy                               1,781
                                                            -----

             Financials (3.3%)
             *Admiral Group PLC    United Kingdom   4,515      28
             Aktiv Kapital ASA     Norway             200       4
             Allianz AG            Germany            780     103
             Alpha Bank AE         Greece           7,842     274
             AMP, Ltd.             Australia       51,445     291
             Anglo Irish Bank
              Corp. PLC            Ireland         23,858     581
             Banca Fideuram SPA    Italy           32,340     167
             *Banco Espanol de
              Credito SA           Spain           16,495     236
             Banco Popolare Di
              Verona               Italy           13,705     279
             Bangkok Bank PCL      Thailand        17,000      50
             Bank of Yokohama      Japan           35,000     221
             Bank Rakyat
              Indonesia            Indonesia      947,000     293
             BNP Paribas           France           3,080     223
             Chiba Bank, Ltd.      Japan           29,000     194
             Credit Saison Co.,
              Ltd.                 Japan            5,800     211
             *Credit Suisse Group  Switzerland      3,145     132
             DNB NOR ASA           Norway          27,030     267
             Erste Bank Der Oester Austria          7,245     388
             Foereningssparbanken
              AB                   Sweden           9,655     240
             Fondiaria SAI SPA     Italy            8,235     222

            Foreign Common                         Shares/   Value
            Stocks (16.5%)          Country         $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            HSBC Holdings PLC       Hong Kong      13,053      223
            ING Groep NV            Netherlands     8,770      265
            *Kookmin Bank           Korea           5,600      219
            Man Group PLC           United Kingdom  6,900      195
            Manulife Financial
             Corp.                  Canada          4,080      188
            MPC Muenchmeyer
             Petersen Capital AG    Germany           970       73
            OTP Bank                Hungary        11,775      363
            Royal Bank of
             Scotland Group PLC     United Kingdom  6,391      215
            Storebrand ASA          Norway         31,040      300
                                                             -----
                Total Financials                             6,445
                                                             -----

            Health Care (1.2%)
            CSL, Ltd.               Australia       9,990      228
            *Elekta AB              Sweden          5,695      164
            GN Store Nord           Denmark        21,370      230
            Nobel Biocare Holding
             AG                     Switzerland     1,500      272
            Novartis AG             Switzerland     4,510      227
            Roche Holding AG        Switzerland     2,270      261
            Schwarz Pharma AG       Germany         5,850      265
            Smith & Nephew PLC      United Kingdom 21,855      224
            Stada Arzneimittel AG   Germany         7,455      201
            *Synthes, Inc.          Switzerland     2,010      225
                                                             -----
                Total Health Care                            2,297
                                                             -----

            Industrial Goods (1.4%)
            Atlas Copco AB          Sweden          5,475      247
            Capita Group PLC        United Kingdom 36,925      259
            *Chiyoda Corp.          Japan          32,000      234
            Cobham PLC              United Kingdom  7,855      187
            *Daewoo Shipbuilding
             & Marine
             Engineering Co., Ltd.  Korea          14,420      215
            *Deutz AG               Germany         8,909       36
            Hays PLC                United Kingdom 83,190      198
            Keyence Corp.           Japan             900      202
            Kubota Corp.            Japan          49,000      243
            Meggitt PLC             United Kingdom 42,593      214
            Metso OYJ               Finland         6,315      100
            Neopost SA              France          3,580      277
            Omron Corp.             Japan           7,400      177
            Volvo AB                Sweden          5,395      214
                                                             -----
                Total Industrial Goods                       2,803
                                                             -----

            Technology (1.8%)
            *Axalto Holding NV      France          8,065      210
            Canon, Inc.             Japan           3,900      210
            Dassault Systemes SA    France          3,625      183
            *Ericsson LM --
             B Shares               Sweden         87,525      279
            Fuji Photo Film Co.,
             Ltd.                   Japan           5,300      193
            *Gresham Computing
             PLC                    United Kingdom 33,125      176

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio


             Foreign Common                       Shares/   Value
             Stocks (16.5%)             Country    $ Par  $ (000's)
             ------------------------------------------------------

             Technology continued
             Hoya Corp.                 Japan       2,100     237
             Indra Sistemas SA          Spain      14,135     242
             Infosys Technologies, Ltd. India       5,967     287
             *Kontron AG                Germany    25,985     238
             Net One Systems Co., Ltd.  Japan          70     292
             Nidec Corp.                Japan       1,600     195
             Samsung Electronics Co.,
              Ltd.                      Korea         450     196
             Siemens AG                 Germany     2,665     226
             Tandberg ASA               Norway     14,840     184
             TDK Corp.                  Japan       2,800     207
                                                           ------
                 Total Technology                           3,555
                                                           ------

             Telecommunications (0.6%)
             *Deutsche Telekom AG       Germany    11,015     249
             *Mobistar SA               Belgium     3,770     353
             PT Telekomunikasi
              Indonesia                 Indonesia 361,000     188
             Telefonica SA              Spain      12,795     241
                                        United
             Vodafone Group PLC         Kingdom    73,775     200
                                                           ------
                 Total Telecommunications                   1,231
                                                           ------

             Transportation (0.4%)
             Canadian National Railway
              Co.                       Canada      4,605     282
             Fraport AG                 Germany     5,245     224
             *Golar LNG, Ltd.           Norway      9,500     138
             Kamigumi Co., Ltd.         Japan      24,000     192
             *Societe Des Autoroutes
              Paris-Rhin-Rhone          France        575      35
                                                           ------
                 Total Transportation                         871
                                                           ------

             Utilities (0.3%)
             Brisa Auto Estrada de
              Portugal SA               Portugal   25,240     232
             Iberdrola SA               Spain      11,010     279
                                                           ------
                 Total Utilities                              511
                                                           ------

                 Total Foreign Common Stocks
                  (Cost: $23,438)                          32,367
                                                           ------


            Revenue Bonds (0.2%)
            -------------------------------------------------------

            Municipal Bonds -- Revenue (0.2%)
            Nashville & Davidson County, Tennessee
             Health and Educational Facilities Board of
             The Metropolitan Government,
             0.00%, 6/1/21, RB                          850,000 388
                                                                ---

                Total Revenue Bonds
                 (Cost: $371)                                   388
                                                                ---

            Investment Grade Bonds (12.7%)
            -------------------------------------------------------

            Auto Related (0.6%)
            American Honda Finance,
             4.50%, 5/26/09 144A                        350,000 356

                                                   Shares/   Value
           Investment Grade Bonds (12.7%)           $ Par  $ (000's)
           ---------------------------------------------------------

           Auto Related continued
           Ford Motor Credit Co., 5.70%, 1/15/10   105,000     106
           Ford Motor Credit Co., 7.375%, 10/28/09 155,000     167
           General Motors Acceptance Corp.,
            5.625%, 5/15/09                        200,000     200
           General Motors Acceptance Corp.,
            6.75%, 12/1/14                         110,000     110
           Household Finance Corp.,
            4.125%, 11/16/09                       195,000     194
                                                             -----
               Total Auto Related                            1,133
                                                             -----

           Automobiles And Other Motor Vehicles (0.2%)
           Ford Motor Co., 7.45%, 7/16/31           65,000      65
           General Motors Corp., 8.375%, 7/15/33   230,000     239
                                                             -----
               Total Automobiles And Other
                Motor Vehicles                                 304
                                                             -----

           Beverages, Malt Beverages (0.1%)
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          23,000      27
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                         125,000     131
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                         75,000      77
                                                             -----
               Total Beverages, Malt Beverages                 235
                                                             -----

           Cable and Other Pay Television Services (0.2%)
           Comcast Corp., 5.30%, 1/15/14           250,000     258
           Time Warner Entertainment Co.,
            8.375%, 7/15/33                         85,000     110
                                                             -----
               Total Cable and Other Pay
                Television Services                            368
                                                             -----

           Chemicals and Allied Products (0.1%)
           Monsanto Co., 4.00%, 5/15/08            185,000     186
                                                             -----
               Total Chemicals and Allied
                Products                                       186
                                                             -----

           Commercial Banks (1.4%)
           Bank of America Corp., 5.375%, 6/15/14   35,000      37
           Bank One Corp., 5.25%, 1/30/13          250,000     257
           Citigroup, Inc., 4.50%, 7/29/09         160,000     162
           HBOS Treasury Services PLC,
            4.00%, 9/15/09 144A                    335,000     334
           Key Bank NA, 5.80%, 7/1/14              250,000     265
           PNC Bank NA, 5.25%, 1/15/17             385,000     387
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                   230,000     234
           Royal Bank of Scotland Group PLC,
            5.05%, 1/8/15                          350,000     353
           UnionBanCal Corp., 5.25%, 12/16/13      350,000     354
           US Bank NA, 4.95%, 10/30/14             180,000     181
           Wachovia Bank NA, 4.80%, 11/1/14         50,000      50
           Wells Fargo & Co., 4.20%, 1/15/10       250,000     251
                                                             -----
               Total Commercial Banks                        2,865
                                                             -----

Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                     Shares/       Value
           Investment Grade Bonds (12.7%)            $ Par       $ (000's)
           ---------------------------------------------------------------

           Computer and Other Data Processing Service (0.3%)
           Gtech Holdings Corp., 4.75%, 10/15/10       565,000       567
                                                                   -----
               Total Computer and Other Data
                Processing Service                                   567
                                                                   -----

           Consumer Non-Cyclical (0.4%)
           The Clorox Co., 4.20%, 1/15/10 144A         190,000       191
           The Clorox Co., 5.00%, 1/15/15 144A         115,000       117
           Estee Lauder, Inc., 5.75%, 10/15/33         115,000       118
           The Gillette Co., 2.50%, 6/1/08             350,000       340
                                                                   -----
               Total Consumer Non-Cyclical                           766
                                                                   -----

           Crude Petroleum and Natural Gas (0.5%)
           Conoco Funding Co., 6.35%, 10/15/11         335,000       374
           Occidental Petroleum, 4.00%, 11/30/07       120,000       121
           Occidental Petroleum, 7.65%, 2/15/06        200,000       209
           Occidental Petroleum,
            10.125%, 9/15/09                           120,000       148
           XTO Energy, Inc., 5.00%, 1/31/15
            144A                                       165,000       164
                                                                   -----
               Total Crude Petroleum and
                Natural Gas                                        1,016
                                                                   -----

           Data Processing and Preparation (0.2%)
           First Data Corp., 3.90%, 10/1/09            360,000       359
                                                                   -----
               Total Data Processing and Preparation                 359
                                                                   -----

           Eating Places (0.1%)
           McDonald's Corp., 3.875%, 8/15/07           110,000       110
           McDonald's Corp., 5.375%, 4/30/07            90,000        94
                                                                   -----
               Total Eating Places                                   204
                                                                   -----

           Electric Services (1.2%)
           FPL Group Capital, Inc.,
            4.086%, 2/16/07                            195,000       197
           Indiana Michigan Power,
            5.05%, 11/15/14                            160,000       160
           Kiowa Power Partners LLC,
            4.811%, 12/30/13 144A                       75,000        75
           Kiowa Power Partners LLC,
            5.737%, 3/30/21 144A                       200,000       201
           Oncor Electric Delivery,
            6.375%, 1/15/15                             70,000        77
           PacifiCorp, 5.45%, 9/15/13                  240,000       251
           Peco Energy Co., 4.75%, 10/1/12           1,000,000     1,010
           PPL Electric Utilities Corp.,
            4.30%, 6/1/13                              375,000       362
           Public Service Electric & Gas Corp.,
            5.00%, 1/1/13                              100,000       102
           Virginia Electric & Power Co.,
            5.25%, 12/15/15                            190,000       193
                                                                   -----
               Total Electric Services                             2,628
                                                                   -----

           Electrical and Electronic Machinery, Equipment (0.2%)
           General Electric Co., 5.00%, 2/1/13         300,000       308
                                                                   -----
               Total Electrical and Electronic
                Machinery, Equipment                                 308
                                                                   -----

                                                  Shares/     Value
          Investment Grade Bonds (12.7%)          $ Par     $ (000's)
          -----------------------------------------------------------

          Electrical Equipment and Supplies (0.1%)
          Cooper Industries, Inc., 5.50%, 11/1/09   200,000     212
                                                              -----
              Total Electrical Equipment and
               Supplies                                         212
                                                              -----

          Electronic Computers (0.6%)
          Hewlett-Packard Co., 6.50%, 7/1/12      1,000,000   1,120
                                                              -----
              Total Electronic Computers                      1,120
                                                              -----

          Federal Savings Institutions (0.2%)
          World Savings Bank FSB,
           4.125%, 12/15/09                         345,000     345
                                                              -----
              Total Federal Savings Institutions                345
                                                              -----

          Fire, Marine and Casualty Insurance (0.8%)
          Berkley (WR) Corp., 9.875%, 5/15/08       600,000     706
          Berkshire Hathaway, Inc.,
           5.10%, 7/15/14 144A                      400,000     410
          Berkshire Hathaway, Inc.,
           3.40%, 7/2/07 144A                       250,000     249
          Progressive Corp., 6.375%, 1/15/12        130,000     143
                                                              -----
              Total Fire, Marine and Casualty
               Insurance                                      1,508
                                                              -----

          Gas Transmission And Distribution (0.1%)
          Consolidated Natural Gas Co.,
           5.00%, 12/1/14                           230,000     230
                                                              -----
              Total Gas Transmission And
               Distribution                                     230
                                                              -----

          Media (0.7%)
          Time Warner, Inc., 6.875%, 5/1/12         165,000     188
          Viacom, Inc., 5.625%, 5/1/07            1,000,000   1,046
          Viacom, Inc., 5.625%, 8/15/12             165,000     176
                                                              -----
              Total Media                                     1,410
                                                              -----

          Miscellaneous Business Credit Institutions (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06    350,000     346
                                                              -----
              Total Miscellaneous Business
               Credit Institutions                              346
                                                              -----

          Motors and Generators (0.5%)
          Emerson Electric Co., 4.50%, 5/1/13        70,000      69
          Emerson Electric Co., 4.625%, 10/15/12    690,000     699
          Emerson Electric Co., 5.75%, 11/1/11       48,000      52
          Emerson Electric Co., 5.85%, 3/15/09      190,000     204
                                                              -----
              Total Motors and Generators                     1,024
                                                              -----

          Personal Credit Institutions (0.1%)
          SLM Corp., 4.00%, 1/15/10                 255,000     253
                                                              -----
              Total Personal Credit
               Institutions                                     253
                                                              -----

          Petroleum Refining (0.2%)
          Amerada Hess Corp., 7.125%, 3/15/33       165,000     181
          Valero Energy Corp., 4.75%, 6/15/13       165,000     163
                                                              -----
              Total Petroleum Refining                          344
                                                              -----

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                    Shares/   Value
           Investment Grade Bonds (12.7%)           $ Par   $ (000's)
           ----------------------------------------------------------

           Pharmaceutical Preparations (0.4%)
           Abbott Laboratories, 3.75%, 3/15/11      260,000     255
           Astrazeneca PLC, 5.40%, 6/1/14           165,000     173
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                         180,000     175
           Merck & Co., Inc., 6.40%, 3/1/28          90,000      98
           Pfizer, Inc., 4.50%, 2/15/14             120,000     119
                                                              -----
               Total Pharmaceutical
                Preparations                                    820
                                                              -----

           Phone Communications Except Radiophone (0.6%)
           BellSouth Corp., 5.20%, 9/15/14          330,000     336
           SBC Communications, Inc.,
            5.10%, 9/15/14                          125,000     126
           Sprint Capital Corp., 8.375%, 3/15/12    335,000     409
           Telecom Italia Capital, 4.95%, 9/30/14
            144A                                     50,000      49
           Verizon Global Funding Corp.,
            4.375%, 6/1/13                          335,000     326
                                                              -----
               Total Phone Communications
                Except Radiophone                             1,246
                                                              -----

           Radio, TV Electronic Stores (0.2%)
           RadioShack Corp., 6.95%, 9/1/07          350,000     379
                                                              -----
               Total Radio, TV Electronic Stores                379
                                                              -----

           Railroads, Line-Haul Operating (0.4%)
           Burlington Northern Santa Fe,
            6.125%, 3/15/09                         240,000     258
           Union Pacific Corp., 3.875%, 2/15/09     240,000     238
           Union Pacific Corp., 7.375%, 9/15/09     240,000     271
                                                              -----
               Total Railroads, Line-Haul
                Operating                                       767
                                                              -----

           Real Estate Investment Trusts (0.2%)
           ERP Operating LP, 4.75%, 6/15/09          60,000      61
           ERP Operating LP, 5.25%, 9/15/14         300,000     305
           First Industrial LP, 5.25%, 6/15/09       50,000      51
                                                              -----
               Total Real Estate Investment
                Trusts                                          417
                                                              -----

           Retail-Retail Stores (0.7%)
           Fortune Brands, Inc., 4.875%, 12/1/13    350,000     355
           Home Depot, Inc., 3.75%, 9/15/09 144A    600,000     595
           Limited Brands, Inc., 6.95%, 3/1/33      125,000     136
           VF Corp., 6.00%, 10/15/33                200,000     204
                                                              -----
               Total Retail-Retail Stores                     1,290
                                                              -----

           Savings Institutions Except Federal (0.2%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                          350,000     339
                                                              -----
               Total Savings Institutions Except
                Federal                                         339
                                                              -----

           Security Brokers and Dealers (0.6%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                           190,000     194
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                          350,000     355

                                                  Shares/     Value
           Investment Grade Bonds (12.7%)         $ Par     $ (000's)
           ----------------------------------------------------------

           Security Brokers and Dealers continued
           Merrill Lynch & Co., Inc.,
            5.00%, 1/15/15                          300,000     299
           Morgan Stanley, 5.30%, 3/1/13            325,000     335
                                                             ------
               Total Security Brokers and
                Dealers                                       1,183
                                                             ------

           Steel Wire and Related Products (0.2%)
           Hubbell, Inc., 6.375%, 5/15/12           300,000     327
                                                             ------
               Total Steel Wire and Related
                Products                                        327
                                                             ------

           Television Broadcasting Stations (0.1%)
           Clear Channel Communications,
            5.50%, 12/15/16                         255,000     251
                                                             ------
               Total Television Broadcasting
                Stations                                        251
                                                             ------

           Wines and Distilled Beverages (0.1%)
           Brown Forman Corp., 3.00%, 3/15/08       125,000     122
                                                             ------
               Total Wines and Distilled
                Beverages                                       122
                                                             ------

               Total Investment Grade Bonds
                (Cost: $24,781)                              24,872
                                                             ------

           Domestic and Foreign -- Government
           and Agency Bonds (11.8%)
           ----------------------------------------------------------

           Federal Government and Agencies (11.8%)
           BECCS, 0.00%, 11/15/11                   500,000     470
           Federal Home Loan Mortgage Corp.,
            4.50%, 5/1/19                           306,500     306
           Federal Home Loan Mortgage Corp.,
            5.00%, 11/1/19                          498,195     506
           Federal Home Loan Mortgage Corp.,
            5.50%, 9/1/19                            95,752      99
           Federal Home Loan Mortgage Corp.,
            5.50%, 8/1/34                         1,496,810   1,522
           Federal Home Loan Mortgage Corp.,
            6.50%, 5/1/34                           106,696     112
           Housing & Urban Development,
            6.08%, 8/1/13                           100,000     110
           State of Israel, 7.25%, 12/15/28         350,000     394
           Tennessee Valley Authority Stripped,
            0.00%, 4/15/42                        1,000,000     747
           US Treasury, 2.25%, 4/30/06            7,525,000   7,463
           US Treasury, 2.875%, 11/30/06          3,550,000   3,539
           US Treasury, 3.00%, 11/15/07           1,890,000   1,878
           US Treasury, 3.50%, 12/15/09           4,970,000   4,946
           US Treasury, 4.25%, 11/15/14             980,000     983
           US Treasury, 5.375%, 2/15/31              55,000      59
                                                             ------
               Total Domestic and Foreign --
                Government and Agency Bonds
                (Cost: $23,207)                              23,134
                                                             ------

Asset Allocation Portfolio

 Asset Allocation Portfolio



           Mortgage and Asset Backed              Shares/     Value
           Securities (2.8%)                      $ Par     $ (000's)
           ----------------------------------------------------------

           Federal Government and Agencies (2.7%)
           Federal National Mortgage Association,
            5.00%, 3/1/34                           398,204     396
           Federal National Mortgage Association,
            5.00%, 11/1/34                        1,273,567   1,264
           Federal National Mortgage Association,
            5.50%, 9/1/34                           417,879     424
           Federal National Mortgage Association,
            5.50%, 10/1/34                          797,243     810
           Federal National Mortgage Association,
            6.00%, 10/1/34                          837,996     867
           Federal National Mortgage Association,
            6.00%, 11/1/34                          799,196     827
           Federal National Mortgage Association,
            TBA, 6.00%, 1/1/35                      250,000     258
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/35         585,726     571
                                                              -----
               Total Federal Government and
                Agencies                                      5,417
                                                              -----

           International Affairs (0.1%)
           Overseas Private Investment,
            4.10%, 11/15/14                         125,040     125
                                                              -----
               Total International Affairs                      125
                                                              -----

               Total Mortgage and Asset Backed Securities
                (Cost: $5,545)                                5,542
                                                              -----

           Below Investment Grade Bonds (7.2%)
           ----------------------------------------------------------

           Autos/Vehicle Parts (0.3%)
           Affinia Group, Inc.,
            9.00%, 11/30/14 144A                     55,000      57
           Collins & Aikman Products,
            10.75%, 12/31/11                         47,000      48
           Cooper Tire & Rubber Co.,
            8.375%, 12/15/14 144A                   115,000     114
           Delco Remy International, Inc.,
            9.375%, 4/15/12                          63,000      65
           HLI Operating Co., 10.50%, 6/15/10        87,000      93
           The Pep Boys -- Manny, Moe & Jack,
            7.50%, 12/15/14                          47,000      48
           (e)Standadyne Corp., 0.00%, 2/15/15
            144A                                    160,000      95
           Tenneco Automotive, Inc.,
            8.625% 11/15/14 144A                     65,000      68
           Visteon Corp., 7.00%, 3/10/14             86,000      82
                                                              -----
               Total Autos/Vehicle Parts                        670
                                                              -----

           Basic Materials (1.0%)
           Chemicals (0.5%)
           BCP Caylux Holding, 9.625%, 6/15/14
            144A                                    107,000     121
           Borden US Fin/Nova Scot,
            9.00%, 7/15/14 144A                      38,000      42
           Crompton Corp., 9.875%, 8/1/12 144A       63,000      72
           Huntsman International, LLC,
            7.375%, 1/1/15 144A                      71,000      71

                                                     Shares/   Value
          Below Investment Grade Bonds (7.2%)        $ Par   $ (000's)
          ------------------------------------------------------------

          Chemicals continued
          Huntsman LLC, 11.625%, 10/15/10             50,000      59
          Huntsman LLC, 11.50%, 7/15/12 144A          75,000      89
          Invista, 9.25%, 5/1/12 144A                130,000     145
          (e)KI Holdings, Inc., 0.00%, 11/15/14 144A 150,000      96
          Rockwood Specialties Group, Inc.,
           10.265%, 5/15/11                          100,000     115
          Terra Capital Corp., 11.50%, 6/1/10         64,000      73
                                                               -----
              Total                                              883
                                                               -----

          Metals/Mining (0.1%)
          Asia Aluminum Holdings, Ltd.,
           8.00%, 12/23/11 144A                       37,000      37
          IMCO Recycling Escrow,
           9.00%, 11/15/14 144A                      100,000     104
          Ispat Inland ULC, 9.75%, 4/1/14             17,000      21
          Ryerson Tull, Inc., 8.25%, 12/15/11 144A    81,000      82
                                                               -----
              Total                                              244
                                                               -----

          Packaging/Containers (0.2%)
          Anchor Glass Container, 11.00%, 2/15/13     60,000      64
          (e)Consolidated Container, Co.,
           9.00%, 6/15/09                             75,000      63
          Graham Packaging Co.,
           9.875%, 10/15/14 144A                     142,000     152
          Owens-Brockway Glass Containers,
           6.75%, 12/1/14 144A                        66,000      67
          Pliant Corp., 11.125%, 9/1/09              111,000     121
                                                               -----
              Total                                              467
                                                               -----

          Paper & Forest Products (0.2%)
          Abitibi-Consolidated, Inc.,
           7.75%, 06/15/11                           104,000     109
          Ainsworth Lumber Co., Ltd.,
           7.25%, 10/1/12 144A                        88,000      90
          Appleton Papers, Inc., 8.125%, 6/15/11      57,000      61
          Appleton Papers, Inc., 9.75%, 6/15/14       50,000      55
          Neenah Paper, Inc., 7.375%, 11/15/14
           144A                                       47,000      48
                                                               -----
              Total                                              363
                                                               -----

              Total Basic Materials                            1,957
                                                               -----

          Builders/Building Materials (0.3%)
          Building Materials (0.2%)
          Goodman Global Holdings,
           7.875%, 12/15/12 144A                     117,000     115
          Integrated Electrical Services, Inc.,
           9.375%, 2/1/09                             40,000      38
          Ply Gem Industries, Inc.,
           9.00%, 2/15/12 144A                        99,000     100
          RMCC Acquisition Co.,
           9.50%, 11/1/12 144A                        58,000      58
          THL BuildCo, Inc., 8.50%, 9/1/14 144A       50,000      52
                                                               -----
              Total                                              363
                                                               -----

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                    Shares/   Value
          Below Investment Grade Bonds (7.2%)       $ Par   $ (000's)
          -----------------------------------------------------------

          Home Builders (0.1%)
          Technical Olympic USA, Inc.,
           7.50%, 3/15/11                            75,000      76
          Technical Olympic USA, Inc.,
           9.00%, 7/1/10                             50,000      54
          William Lyon Homes, 7.50%, 2/15/14         75,000      72
          William Lyon Homes,
           7.625%, 12/15/12 144A                     32,000      31
                                                              -----
              Total                                             233
                                                              -----

              Total Builders/Building Materials                 596
                                                              -----

          Capital Goods (0.5%)
          Ames True Temper, Inc.,
           10.00%, 7/15/12                          124,000     127
          Amsted Industries, Inc.,
           10.25%, 10/15/11 144A                     50,000      57
          Bombardier Recreational,
           8.375%, 12/15/13                          25,000      27
          Coleman Cable, Inc.,
           9.875%, 10/1/12 144A                      70,000      74
          Columbus McKinnon Corp.,
           10.00%, 8/1/10                            50,000      56
          DA-Lite Screen Co., Inc., 9.50%, 5/15/11  120,000     133
          Douglas Dynamics LLC,
           7.75%, 1/15/12 144A                       72,000      73
          ITRON, Inc., 7.75%, 5/15/12 144A           75,000      76
          Parker-Ohio Industries, Inc.,
           8.375%, 11/15/14 144A                     94,000      94
          Rexnord Corp., 10.125%, 12/15/12          100,000     113
          Sup Essx Com & Essx Group,
           9.00%, 4/15/12                           110,000     113
          Trimas Corp., 9.875%, 6/15/12              50,000      53
                                                              -----
              Total Capital Goods                               996
                                                              -----

          Consumer Products/Retailing (1.1%)
          Consumer Products (0.5%)
          American Achievement Corp.,
           8.25%, 4/1/12                             75,000      78
          Amscan Holdings, Inc., 8.75%, 5/1/14      109,000     109
          Coinmach Corp., 9.00%, 2/1/10              86,000      90
          Hines Nurseries, Inc., 10.25%, 10/1/11     81,000      88
          Jafra Cosmetics, 10.75%, 5/15/11           50,000      57
          Jostens IH Corp., 7.625%, 10/1/12 144A     52,000      54
          (e)Jostens Holding Corp., 10.25%, 12/1/13  75,000      53
          Playtex Products, Inc., 9.375%, 6/1/11    138,000     147
          Samsonite Corp., 8.875%, 6/1/11           123,000     133
          Sealy Mattress Co., 8.25%, 6/15/14         76,000      81
          (e)Simmons Co., 0.00%, 12/15/14 144A      180,000     110
                                                              -----
              Total                                           1,000
                                                              -----

          Retail Food & Drug (0.2%)
          Jean Coutu Group, Inc.,
           8.50%, 8/1/14 144A                       123,000     126
          Rite Aid Corp., 9.25%, 6/1/13             114,000     115
          Stater Brothers Holdings,
           8.125%, 6/15/12                          108,000     114
                                                              -----
              Total                                             355
                                                              -----

                                                    Shares/   Value
           Below Investment Grade Bonds (7.2%)      $ Par   $ (000's)
           ----------------------------------------------------------

           Retail Stores (0.1%)
           Blockbuster, Inc., 9.00%, 9/1/12 144A    105,000     104
           Finlay Fine Jewelry Corp.,
            8.375%, 6/1/12                           88,000      95
                                                              -----
               Total                                            199
                                                              -----

           Textile/Apparel (0.3%)
           Levi Strauss & Co., 9.75%, 1/15/15 144A  102,000     101
           Oxford Industries, Inc., 8.875%, 6/1/11  118,000     127
           Perry Ellis International, Inc.,
            8.875%, 9/15/13                          50,000      53
           Phillips Van Heusen, 7.25%, 2/15/11      100,000     105
           Propex Fabrics, Inc.,
            10.00%, 12/1/12 144A                    116,000     120
                                                              -----
               Total                                            506
                                                              -----

               Total Consumer Products/Retailing              2,060
                                                              -----

           Energy (0.2%)
           Gas Pipelines/Oil Field Services (0.1%)
           Hanover Equipment Trust 01 A,
            0.00%, 3/31/07                           50,000      44
           Parker Drilling Co., 9.625%, 10/1/13      75,000      84
                                                              -----
               Total                                            128
                                                              -----

           Oil & Gas Exploration/Production (0.1%)
           Chesapeake Energy Corp.,
            6.375%, 6/15/15 144A                     58,000      60
           Harvest Operations Corp.,
            7.875%, 10/15/11 144A                    29,000      29
           Stone Energy Corp., 6.75%, 12/15/14
            144A                                     48,000      48
           Venoco, Inc., 8.75%, 12/15/11 144A        75,000      77
                                                              -----
               Total                                            214
                                                              -----

           Oil Refining & Marketing (0.0%)
           United Refining Co., 10.50%, 8/15/12
            144A                                     75,000      79
                                                              -----
               Total                                             79
                                                              -----

               Total Energy                                     421
                                                              -----

           Financials (0.2%)
           Financials Services (0.1%)
           Dollar Financial Group, 9.75%, 11/15/11   75,000      81
           LaBranche and Co., 11.00%, 5/15/12        63,000      68
           Refco Finance Holdings, 9.00%, 8/1/12
            144A                                    100,000     110
                                                              -----
               Total                                            259
                                                              -----

           Insurance (0.1%)
           Crum and Forster Holding Corp.,
            10.375%, 6/15/13                         50,000      56

Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                   Shares/   Value
           Below Investment Grade Bonds (7.2%)     $ Par   $ (000's)
           ---------------------------------------------------------

           Insurance continued
           Fairfax Financial Holdings,
            7.75%, 4/26/12                         115,000    117
                                                              ---
               Total                                          173
                                                              ---

               Total Financials                               432
                                                              ---

           Foods (0.4%)

           Food/Beverage/Tobacco (0.3%)
           B&G Foods, Inc., 8.00%, 10/1/11          58,000     62
           Chiquita Brands International,
            7.50%, 11/1/14 144A                     39,000     39
           Gold Kist, Inc., 10.25%, 3/15/14         39,000     46
           Land O Lakes, Inc., 9.00%, 12/15/10      92,000    101
           Merisant Co., 9.50%, 7/15/13 144A        75,000     67
           North Atlantic Trading, 9.25%, 3/1/12   100,000     85
           Pinnacle Foods Holding, 8.25%, 12/1/13
            144A                                    65,000     62
           Standard Commercial Corp.,
            8.00%, 4/15/12                          92,000     95
           (e)Tabletop Holdings, 12.25%, 5/15/14
            144A                                   125,000     53
                                                              ---
               Total                                          610
                                                              ---

           Restaurants (0.1%)
           Buffets, Inc., 11.25%, 7/15/10          118,000    125
                                                              ---
               Total                                          125
                                                              ---

               Total Foods                                    735
                                                              ---

           Gaming/Leisure/Lodging (0.7%)

           Gaming (0.4%)
           American Casino & Entertainment,
            7.85%, 2/1/12                           50,000     53
           Herbst Gaming, Inc., 7.00%, 11/15/14
            144A                                    30,000     30
           (d)Hollywood Casino Shreveport,
            13.00%, 8/1/06                          50,000     42
           Inn of the Mountain Gods,
            12.00%, 11/15/10                        68,000     80
           Majestic Star Casino LLC,
            9.50%, 10/15/10                        129,000    137
           Resort Intl. Hotel/Casino,
            11.50%, 3/15/09                         75,000     88
           River Rock Entertainment,
            9.75%, 11/1/11                          75,000     84
           Wheeling Island Gaming,
            10.125%, 12/15/09                       75,000     80
           Wynn Las Vegas LLC/Corp., 6.625%,
            12/1/14 144A                           187,000    185
                                                              ---
               Total                                          779
                                                              ---

           Leisure (0.3%)
           AMC Entertainment, Inc., 9.875%, 2/1/12 117,000    128
           Intrawest Corp., 7.50%, 10/15/13 144A    53,000     56
           LCE Acquisition Corp., 9.00%, 8/1/14
            144A                                   125,000    135
           Universal City Development Corp.,
            11.75%, 4/1/10                          88,000    104

                                                    Shares/   Value
          Below Investment Grade Bonds (7.2%)       $ Par   $ (000's)
          -----------------------------------------------------------

          Leisure continued
          Universal City Florida, 8.375%, 5/1/10
           144A                                      48,000      50
          WMG Holdings Corp., 6.905%, 12/15/11
           144A                                      77,000      78
                                                              -----
              Total                                             551
                                                              -----

              Total Gaming/Leisure/Lodging                    1,330
                                                              -----

          Health Care/Pharmaceuticals (0.5%)
          Alliance Imaging, Inc.,
           7.25%, 12/15/12 144A                      78,000      79
          General Nutrition Center, 8.50%, 12/1/10  150,000     142
          Iasis Healthcare Corp., 8.75%, 6/15/14    104,000     113
          Medcath Holdings Corp.,
           9.875%, 7/15/12                           87,000      94
          Omega Healthcare Investors,
           7.00%, 4/1/14                             50,000      51
          Tenet Healthcare Corp.,
           9.875%, 7/1/14 144A                      101,000     110
          Universal Hospital Service,
           10.125%, 11/1/11                          50,000      52
          US Oncology, Inc., 9.00%, 8/15/12 144A     99,000     111
          Vanguard Health Holding II, 9.00%,
           10/1/14 144A                             145,000     156
          Ventas Realty LP, 9.00%, 5/1/12            50,000      58
                                                              -----
              Total Health Care/Pharmaceuticals                 966
                                                              -----

          Media 0.5%

          Broadcasting (0.0%)
          Sinclair Broadcast Group, 8.00%, 3/15/12   57,000      61
                                                              -----
              Total                                              61
                                                              -----

          Cable/Satellite (0.4%)
          Cablevision Systems Corp.,
           8.00%, 4/15/12 144A                      125,000     134
          Echostar DBS Corp., 6.625%, 10/1/14
           144A                                     100,000     101
          Insight Midwest, 9.75%, 10/1/09            50,000      52
          Kabel Deutschland GMBH,
           10.625%, 7/1/14 144A                     100,000     115
          MediaCom LLC, 9.50%, 1/15/13               75,000      75
          NTL Cable PLC, 8.75%, 4/15/14 144A         50,000      56
          Panamsat Corp., 9.00%, 8/15/14 144A        83,000      93
          (e)Panamsat Holding Corp., 0.00%, 11/1/14
           144A                                      58,000      40
          Rogers Cable, Inc., 6.25%, 6/15/13         52,000      52
          Rogers Cable, Inc., 6.75%, 3/15/15 144A    70,000      72
                                                              -----
              Total                                             790
                                                              -----

                                                     Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                   Shares/    Value
           Below Investment Grade Bonds (7.2%)      $ Par   $ (000's)
           ----------------------------------------------------------

           Publishing (0.1%)
           Dex Media, Inc., 8.00%, 11/15/13         50,000      54
           WDAC Subsidiary Corp.,
            8.375%, 12/1/14 144A                    70,000      69
                                                               ---
               Total                                           123
                                                               ---

               Total Media                                     974
                                                               ---

           Services (0.2%)
           Environmental Services (0.1%)
           Allied Waste North America,
            7.375%, 4/15/14                        162,000     155
                                                               ---
               Total                                           155
                                                               ---

           Services-Other (0.1%)
           Alderwoods Group, Inc., 7.75%, 9/15/12
            144A                                    41,000      44
           Buhrmann U.S., Inc., 8.25%, 7/1/14       63,000      64
           Petro Stopping Center, 9.00%, 2/15/12    75,000      79
           United Rentals NA, Inc., 6.50%, 2/15/12 122,000     119
                                                               ---
               Total                                           306
                                                               ---

               Total Services                                  461
                                                               ---

           Technology (0.1%)
           Amkor Technologies, Inc.,
            7.125%, 3/15/11                        100,000      94
           Magnachip Semiconductor,
            8.00%, 12/15/14 144A                    69,000      72
           Stats Chippac, Inc., 6.75%, 11/15/11
            144A                                    88,000      87
           Xerox Corp., 7.20%, 4/1/16               47,000      50
                                                               ---
               Total Technology                                303
                                                               ---

           Telecommunications (0.7%)

           Telecommunications -- Wireless (0.3%)
           Alamosa Delaware, Inc., 8.50%, 1/31/12   50,000      55
           Centennial Communications,
            8.125%, 2/1/14                         133,000     137
           (e)IWO Escrow Co., 0.00%, 1/15/15 144A   57,000     35
           Nextel Communications,
            6.875%, 10/31/13                        50,000      54
           Rogers Wireless, Inc., 6.375%, 3/1/14    62,000      61
           Rogers Wireless, Inc., 7.25%, 12/15/12
            144A                                    48,000      51
           Rogers Wireless, Inc., 8.00%, 12/15/12
            144A                                    29,000      31
           SBA Communications Corp.,
            8.50%, 12/1/12 144A                     82,000      84
           US Unwired, Inc., 10.00%, 6/15/12        87,000      98
                                                               ---
               Total                                           606
                                                               ---

           Telecommunications-Wireline (0.4%)
           (e)AT&T Corp., 9.75%, 11/15/31          116,000    137
           Citizens Communications,
            9.00%, 8/15/31                         116,000     133
           MCI, Inc., 7.735%, 5/1/14               170,000     182
           Qwest Communications International,
            7.50%, 11/1/08                          25,000      25

          Below Investment Grade Bonds           Shares/      Value
          (7.2%)                                  $ Par     $ (000's)
          -----------------------------------------------------------

          Telecommunications-Wireline (continued)
          Qwest Communications International,
           7.25%, 2/15/11 144A                      75,000       77
          Qwest Corp., 7.875%, 9/1/11 144A          80,000       87
          Qwest Services Corp., Inc.,
           13.50%, 12/15/10 144A                    48,000       58
          Securus Technologies, Inc.,
           11.00%, 9/1/11 144A                      63,000       63
                                                             ------
              Total                                             762
                                                             ------

              Total Telecommunications                        1,368
                                                             ------

          Transportation (0.2%)
          Horizon Lines LLC,
           9.00%, 11/1/12 144A                      55,000       59
          Laidlaw International, Inc.,
           10.75%, 6/15/11                          28,000       33
          OMI Corp., 7.625%, 12/1/13                75,000       80
          Ship Finance International, Ltd.,
           8.50%, 12/15/13                         100,000      103
          Stena AB, 7.50%, 11/1/13                  50,000       52
          Stena AB, 9.625%, 12/1/12                 50,000       57
          TFM SA DE C V, 12.50%, 6/15/12            50,000       58
                                                             ------
              Total Transportation                              442
                                                             ------

          Utilities (0.2%)
          Aquila, Inc., 9.95%, 2/1/11               70,000       79
          Midwest Generation LLC,
           8.75%, 5/1/34                            60,000       68
          NRG Energy, Inc.,
           8.00%, 12/15/13 144A                     25,000       27
          Reliant Energy, Inc., 6.75%, 12/15/14     52,000       52
          Sierra Pacific Resources,
           8.625%, 3/15/14                          75,000       85
          Utilicorp Canada Finance,
           7.75%, 6/15/11                           58,000       60
                                                             ------
              Total Utilities                                   371
                                                             ------

              Total Below Investment Grade Bonds
               (Cost: $13,502)                               14,082
                                                             ------

          Money Market Investments (12.2%)
          -----------------------------------------------------------

          Federal Government and Agencies (11.8%)
          (b)Federal Home Loan Bank,
           2.24%, 1/26/05                       21,800,000   21,766
          Federal Home Loan Mortgage Co.,
           2.42%, 3/22/05                        1,500,000    1,492
                                                             ------
              Total Federal Government and
               Agencies                                      23,258
                                                             ------

Asset Allocation Portfolio

 Asset Allocation Portfolio



                                                 Shares/   Value
             Money Market Investments (12.2%)     $ Par  $ (000's)
             -----------------------------------------------------

             Personal Credit Institutions (0.4%)
             CXC, Inc., 2.20%, 1/3/05            800,000      800
                                                          -------
                 Total Personal Credit Institutions           800
                                                          -------

                 Total Money Market Investments
                  (Cost: $24,058)                          24,058
                                                          -------

                 Total Investments (99.9%)
                  (Cost $174,381)(a)                      196,400
                                                          -------

                 Other Assets, Less Liabilities (0.1%)        168
                                                          -------

                 Total Net Assets (100.0%)                196,568
                                                          -------

* Non-Income Producing

 ADR -- American Depository Receipt
 RB -- Revenue Bond

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was 8,939, representing 4.55% of net assets.

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $174,760 and the net unrealized appreciation of investments based on that cost was $21,640 which is comprised of $22,884 aggregate gross unrealized appreciation and $1,244 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S&P 500 Index Futures    51        3/05        $428
            (Total Notional Value at
             December 31, 2004, $15,047)

            US Ten Year Treasury
             Note                     2        3/05        $  1
            (Total Notional Value at
             December 31, 2004, $225)

(d)Defaulted Security

(e)Step bond security that presently receives no coupon payments. At the predetermined date, the stated coupon rate becomes effective.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                     Asset Allocation Portfolio

 Balanced Portfolio


--------------------------------------------------------------------------------

Objective:                             Portfolio Strategy:                              Net Assets:
A high level of current income and     Achieve consistent returns and low volatility by $3.0 billion capital growth with a low risk profile diversifying among assets.

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Portfolio's total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio will be invested in the following three market sectors: common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests; bonds and other debt securities with maturities generally exceeding one year, including the securities in which the Select Bond Portfolio invests; and money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests. The Balanced Portfolio seeks to achieve its investment objectives by adjusting the mix of investments among the three market sectors. The manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions.

The Balanced Portfolio differs from the Asset Allocation Portfolio in several ways. It invests in just three asset classes, while the Asset Allocation Portfolio utilizes six categories of assets, including riskier securities such as small-cap stocks, foreign stocks and high yield bonds. The equity portion of the Balanced Portfolio is indexed, while the equities in the Asset Allocation Portfolio are actively managed. The Balanced Portfolio is therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. In a market in which riskier investments are rewarded, the Balanced Portfolio will normally underperform the Asset Allocation Portfolio. The fact that the Balanced Portfolio cannot own small cap or international stocks had a negative influence on performance in 2004, a year in which those assets classes outperformed the broad stock market.

Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500 Index for stocks, Merrill Lynch Domestic Master Index for bonds, and the Merrill Lynch Three-Month U.S. Treasury Bill Index for short-term investments. As expected, the Balanced Portfolio's performance for the year ended December 31, 2004 was a blend of stock and bond performance. The Portfolio had a total return of 7.89%, below the return of 10.88% on the S&P 500, but above the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 4.34%, and the Merrill Lynch Three-Month U.S. Treasury Bill Index, which had a return of 1.33%. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio underperformed its peer group, Flexible Portfolio Funds, which had an average return of 8.25% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's slight underperformance relative to its peer group resulted mainly from its inability to own riskier assets -- particularly small cap and foreign stocks and high yield bonds -- as they moved up sharply during the fourth quarter of 2004. The Portfolio was above the peer group performance for the first nine months of the year, and then slipped in the last quarter as the riskiest, highest beta assets outperformed.

In general, stocks performed nicely for the year ended December 31, 2004. The S&P 500 Index posted a gain of 10.88%, while the higher risk segments of the market posted even larger gains. Small cap stocks, as measured by the S&P SmallCap 600 Index, gained 22.65%, and mid cap stocks, as measured by the S&P MidCap 400 Index, gained 16.49% for the year. The majority of the gains across all sectors came in the fourth quarter of 2004. Earlier in the year the stock market languished, as a number of economic concerns dampened investors' spirits. A combination of rising oil prices, a weakening dollar, rising interest rates, the Iraqi war, and the upcoming presidential election put a drag on the economy and the market. But in the fourth quarter, especially following the November elections, the market experienced a dramatic turnaround. A significant drop in oil prices beginning in October also served as a catalyst for the change, and the gains made during the fourth quarter accounted for most of the gain for the year. The fourth quarter alone accounted for 9.23% of the S&P 500 Index's 2004 annual gain of 10.88%.

Bonds also posted positive returns for the year and added to the Balanced Portfolio's performance. The Merrill Lynch Domestic Master Index had a return of 4.34% for the year, although the higher risk segments of the bond market -- as in the stock market -- posted much higher returns. High yield bonds, as measured by the Lehman Intermediate High Yield Index, gained 10.85% in 2004.

The target asset mix for the Balanced Portfolio is established and adjusted with input from an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. Changes are at the margin, so that there are always core positions in both asset classes. During 2004, the asset mix was changed several times to take advantage of market moves. Equities were reduced in the first quarter of 2004, and remained at an average to below average weighting through the third quarter, as stocks languished. Heading into the fourth quarter of 2004, the stock weighting was increased and the Portfolio was in a good position to take advantage of the fourth quarter rally. At year end, the Portfolio's stock exposure was at an above neutral weighting of approximately 57% as the rally subsided, and investment grade bonds made up 42% of the Portfolio.

Balanced Portfolio

                                    [CHART]

                              Relative Performance


         Balanced     Merrill Lynch Domestic  Merrill Lynch Three     S&P 500
         Portfolio          Master Index     Months T-Bill Index        Index
         ---------    ----------------------  --------------------     -------
12/93     $10,000             $10,000              $10,000             $10,000
12/94      10,016               9,718               10,419              10,131
12/95      12,659              11,517               11,047              13,933
12/96      14,363              11,931               11,634              17,129
12/97      17,453              13,083               12,254              22,842
12/98      20,747              14,243               12,895              29,368
12/99      23,071              14,107               13,521              35,547
12/00      23,032              15,761               14,356              32,312
12/01      22,306              17,073               14,990              28,474
12/02      20,625              18,850               15,257              22,184
12/03      24,336              19,627               15,432              28,544
12/04      26,215              21,074               15,008              31,258
                          Average Annual Total Return
                      For Period Ended December 31, 2004

                                               1 Year      5 Years   10 Years
Balanced Portfolio                               7.89%       2.62%     10.12%
Merrill Lynch Domestic Master Index              4.34%       7.74%      7.74%
Merrill Lynch Three Months T-Bill Index          1.33%       2.95%      4.14%
S&P 500 Index                                   10.88%      -2.30%     12.07%
Flexible Portfolio Funds Lipper Average          8.25%       3.44%     10.16%


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch Three Months T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2004, the 500 companies in the composite had a median market capitalization of $10.6 billion and a total market value of $11.2 trillion. The S&P 500 represents approximately 60.2% of the market value of the Compustat's database of about 9,381 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.



 Balanced Portfolio


--------------------------------------------------------------------------------


                                     [CHART]

                          Sector Allocation 12/31/04

               Equities (including index futures) ............. 57%
               Corporate Bonds ................................ 19%
               Government and Agency Bonds .................... 16%
               Mortgage and Asset Backed Securities ...........  7%
               Short-Term Investments & Other Net Assets ......  1%


Sector allocation is based on Net Assets.
Sector allocation is subject to change.

No investment strategy can guarantee a profit or protect against a loss.

                                                             Balanced Portfolio

 Balanced Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,060.00       $1.55
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.32       $1.53
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Balanced Portfolio

 Balanced Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/     Value
           Revenue Bonds (0.1%)                    $ Par    $ (000's)
           ----------------------------------------------------------

           Municipal Bonds - Revenue (0.1%)
           Nashville & Davidson County,
            Tennessee Health and Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21, RB         9,800,000   4,469
                                                             ------
               Total Revenue Bonds
                (Cost: $4,277)                                4,469
                                                             ------

           Corporate Bonds (18.8%)
           ----------------------------------------------------------

           Auto Related (1.5%)
           American Honda Finance,
            4.50%, 5/26/09 144A                   6,180,000   6,287
           Ford Motor Credit Co.,
            5.70%, 1/15/10                        2,265,000   2,286
           Ford Motor Credit Co.,
            7.375%, 10/28/09                      3,485,000   3,759
           General Motors Acceptance Corp.,
            5.625%, 5/15/09                       4,500,000   4,500
           General Motors Acceptance Corp.,
            6.75%, 12/1/14                        2,420,000   2,423
           Household Finance Corp.,
            4.125%, 11/16/09                      4,400,000   4,376
           Household Finance Corp.,
            6.50%, 1/24/06                        7,108,000   7,348
           Toyota Motor Credit Corp.,
            2.70%, 1/30/07                        3,800,000   3,746
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                        9,750,000  10,167
                                                             ------
               Total                                         44,892
                                                             ------

           Automobiles And Other Motor Vehicles (0.2%)
           Ford Motor Co., 7.45%, 7/16/31         1,480,000   1,488
           General Motors Corp.,
            8.375%, 7/15/33                       3,535,000   3,663
                                                             ------
               Total                                          5,151
                                                             ------

           Beverages, Malt Beverages (1.0%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                        4,800,000   5,086
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                          910,000   1,082
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                        8,975,000   9,330
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                       4,175,000   4,307
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                       10,000,000  10,805
                                                             ------
               Total                                         30,610
                                                             ------

           Broad Woven Fabric Mills, Manmade (0.0%)
           (d)Polysindo International Finance,
            11.375%, 6/15/06                      6,500,000     585
                                                             ------
               Total                                            585
                                                             ------

                                                  Shares/    Value
            Corporate Bonds (18.8%)                $ Par   $ (000's)
            --------------------------------------------------------

            Cable and Other Pay Television Services (0.2%)
            Comcast Corp., 5.30%, 1/15/14        3,750,000    3,867
            Time Warner Entertainment Co.,
             8.375%, 7/15/33                     1,250,000    1,615
                                                            -------
                Total                                         5,482
                                                            -------

            Chemicals and Allied Products (0.1%)
            Monsanto Co., 4.00%, 5/15/08         4,240,000    4,254
                                                            -------
                Total                                         4,254
                                                            -------

            Commercial Banks (3.3%)
            Bank of America Corp.,
             5.375%, 6/15/14                     4,550,000    4,748
            Bank of America Corp.,
             7.40%, 1/15/11                      2,668,000    3,091
            Bank of America Corp.,
             7.875%, 5/16/05                     2,800,000    2,852
            Bank One Corp., 5.25%, 1/30/13       5,000,000    5,135
            BP Capital Markets PLC,
             4.00%, 4/29/05                      4,500,000    4,520
            Citigroup, Inc., 1.39%, 2/14/05      5,500,000    5,500
            Citigroup, Inc., 4.50%, 7/29/09      5,200,000    5,255
            First Union Corp., 7.55%, 8/18/05    2,800,000    2,880
            HBOS Treasury Services PLC,
             1.52%, 3/14/05                      4,500,000    4,500
            HBOS Treasury Services PLC,
             4.00%, 9/15/09 144A                 5,100,000    5,085
            Key Bank NA, 5.80%, 7/1/14           5,630,000    5,963
            PNC Bank NA, 5.25%, 1/15/17          8,475,000    8,548
            Rabobank Capital Fund II,
             5.26%, 12/31/13 144A                3,730,000    3,795
            Royal Bank of Canada New York,
             2.3425%, 1/24/05                    5,500,000    5,500
            Royal Bank of Scotland Group PLC,
             5.05%, 1/8/15                       7,980,000    8,066
            UnionBanCal Corp., 5.25%, 12/16/13     800,000      811
            US Bank NA, 4.95%, 10/30/14          4,725,000    4,742
            Wachovia Bank NA, 4.80%, 11/1/14     2,675,000    2,658
            Wells Fargo & Co., 4.20%, 1/15/10    7,500,000    7,530
            Wells Fargo Bank, 6.20%, 12/1/05     4,100,000    4,201
            Wells Fargo Bank, 6.45%, 2/1/11      4,850,000    5,394
                                                            -------
                Total                                       100,774
                                                            -------

            Computer and Other Data Processing Service (0.3%)
            Gtech Holdings Corp.,
             4.75%, 10/15/10                     8,350,000    8,382
                                                            -------
                Total                                         8,382
                                                            -------

            Consumer Non-Cyclical (0.6%)
            The Clorox Co., 4.20%, 1/15/10 144A  4,240,000    4,262
            The Clorox Co., 5.00%, 1/15/15 144A  2,660,000    2,706
            Estee Lauder, Inc., 5.75%, 10/15/33  2,580,000    2,653
            The Gillette Co., 2.50%, 6/1/08      5,000,000    4,860
            Johnson & Johnson, Inc.,
             6.625%, 9/1/09                      2,800,000    3,117
                                                            -------
                Total                                        17,598
                                                            -------

                                                             Balanced Portfolio

 Balanced Portfolio



                                                   Shares/     Value
           Corporate Bonds (18.8%)                  $ Par    $ (000's)
           -----------------------------------------------------------

           Crude Petroleum and Natural Gas (0.7%)
           Conoco Funding Co., 6.35%, 10/15/11     5,000,000   5,582
           Occidental Petroleum,
            4.00%, 11/30/07                        2,800,000   2,818
           Occidental Petroleum, 7.65%, 2/15/06    4,360,000   4,564
           Occidental Petroleum, 8.45%, 2/15/29    1,900,000   2,574
           Occidental Petroleum,
            10.125%, 9/15/09                       3,230,000   3,987
           XTO Energy Inc., 5.00%, 1/31/15 144A    2,500,000   2,484
                                                              ------
               Total                                          22,009
                                                              ------

           Data Processing and Preparation (0.3%)
           First Data Corp., 3.90%, 10/1/09        8,400,000   8,368
                                                              ------
               Total                                           8,368
                                                              ------

           Eating Places (0.2%)
           McDonald's Corp., 3.875%, 8/15/07       2,900,000   2,910
           McDonald's Corp., 5.375%, 4/30/07       2,250,000   2,345
                                                              ------
               Total                                           5,255
                                                              ------

           Electric Services (1.6%)
           FPL Group Capital, Inc.,
            4.086%, 2/16/07                        4,390,000   4,437
           Indiana Michigan Power,
            5.05%, 11/15/14                        3,660,000   3,658
           Kiowa Power Partners LLC,
            4.811%, 12/30/13 144A                  1,685,000   1,689
           Kiowa Power Partners LLC,
            5.737%, 3/30/21 144A                   4,785,000   4,804
           Oncor Electric Delivery,
            6.375%, 1/15/15                          800,000     881
           PacifiCorp, 5.45%, 9/15/13             15,540,000  16,264
           Peco Energy Co., 4.75%, 10/1/12         7,925,000   8,003
           PPL Electric Utilities Corp.,
            4.30%, 6/1/13                          4,775,000   4,609
           Public Service Electric & Gas Corp.,
            5.00%, 1/1/13                          1,500,000   1,531
           Virginia Electric & Power Co.,
            5.25%, 12/15/15                        3,645,000   3,707
                                                              ------
               Total                                          49,583
                                                              ------

           Electrical and Electronic Machinery, Equip (0.3%)
           General Electric Co., 5.00%, 2/1/13     7,875,000   8,079
                                                              ------
               Total                                           8,079
                                                              ------

           Electrical Equipment and Supplies (0.2%)
           Cooper Industries, Inc.,
            5.50%, 11/1/09                         5,100,000   5,395
                                                              ------
               Total                                           5,395
                                                              ------

           Electronic Computers (0.4%)
           Hewlett-Packard Co., 5.50%, 7/1/07      6,000,000   6,258
           Hewlett-Packard Co., 6.50%, 7/1/12      4,800,000   5,375
                                                              ------
               Total                                          11,633
                                                              ------

           Federal Savings Institutions (0.3%)
           World Savings Bank FSB,
            4.125%, 12/15/09                       7,700,000   7,701
                                                              ------
               Total                                           7,701
                                                              ------

                                                  Shares/     Value
           Corporate Bonds (18.8%)                 $ Par    $ (000's)
           ----------------------------------------------------------

           Fire, Marine and Casualty Insurance (0.8%)
           Berkley (WR) Corp., 9.875%, 5/15/08    4,310,000   5,067
           Berkshire Hathaway, Inc.,
            4.625%, 10/15/13                      9,020,000   8,992
           Berkshire Hathaway, Inc.,
            5.10%, 7/15/14 144A                   1,300,000   1,332
           Berkshire Hathaway, Inc.,
            3.40%, 7/2/07 144A                    2,500,000   2,494
           Progressive Corp., 6.375%, 1/15/12     4,540,000   5,011
                                                             ------
               Total                                         22,896
                                                             ------

           Gas Transmission And Distribution (0.1%)
           Consolidated Natural Gas Co.,
            5.00%, 12/1/14                        3,585,000   3,588
                                                             ------
               Total                                          3,588
                                                             ------

           Media (0.6%)
           Time Warner, Inc., 6.875%, 5/1/12      2,500,000   2,847
           Viacom, Inc., 5.625%, 5/1/07          11,400,000  11,919
           Viacom, Inc., 5.625%, 8/15/12          2,500,000   2,674
                                                             ------
               Total                                         17,440
                                                             ------

           Motors and Generators (0.3%)
           Emerson Electric Co., 4.50%, 5/1/13    1,570,000   1,556
           Emerson Electric Co., 5.75%, 11/1/11   1,918,000   2,079
           Emerson Electric Co., 5.85%, 3/15/09   4,480,000   4,805
                                                             ------
               Total                                          8,440
                                                             ------

           Personal Credit Institutions (0.3%)
           SLM Corp., 4.00%, 1/15/10              5,560,000   5,517
           USAA Capital Corp., 7.54%, 3/30/05     3,400,000   3,437
                                                             ------
               Total                                          8,954
                                                             ------

           Petroleum Refining (0.2%)
           Amerada Hess Corp., 7.125%, 3/15/33    2,500,000   2,749
           Valero Energy Corp., 4.75%, 6/15/13    2,500,000   2,470
                                                             ------
               Total                                          5,219
                                                             ------

           Pharmaceutical Preparations (1.2%)
           Abbott Laboratories, 3.75%, 3/15/11    3,750,000   3,675
           Astrazeneca PLC, 5.40%, 6/1/14         5,350,000   5,625
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                       5,355,000   5,217
           Merck & Co. Inc., 4.125%, 1/18/05      4,500,000   4,503
           Merck & Co., Inc., 6.40%, 3/1/28       1,475,000   1,607
           Merck & Co., Inc. 5.95%, 12/1/28       1,794,000   1,857
           Pfizer, Inc., 4.50%, 2/15/14           2,680,000   2,650
           Pfizer, Inc., 5.625%, 2/1/06           7,175,000   7,368
           Pfizer, Inc., 5.625%, 4/15/09          4,125,000   4,385
                                                             ------
               Total                                         36,887
                                                             ------

           Phone Communications Except Radiophone (0.8%)
           BellSouth Corp., 5.20%, 9/15/14        5,010,000   5,106
           SBC Communications, Inc.,
            5.10%, 9/15/14                        5,500,000   5,551
           Sprint Capital Corp., 8.375%, 3/15/12  5,000,000   6,092
           Telecom Italia Capital,
            4.95%, 9/30/14 144A                   2,200,000   2,155
           Verizon Global Funding Corp.,
            4.375%, 6/1/13                        5,000,000   4,872
                                                             ------
               Total                                         23,776
                                                             ------

Balanced Portfolio

 Balanced Portfolio



                                                  Shares/     Value
           Corporate Bonds (18.8%)                 $ Par    $ (000's)
           ----------------------------------------------------------

           Radio,TV Electronic Stores (0.4%)
           RadioShack Corp., 7.375%, 5/15/11      9,590,000   10,900
                                                             -------
               Total                                          10,900
                                                             -------

           Railroads, Line-Haul Operating (0.6%)
           Burlington Northern Santa Fe,
            6.125%, 3/15/09                       5,600,000    6,019
           Union Pacific Corp., 3.875%, 2/15/09   5,600,000    5,560
           Union Pacific Corp., 7.375%, 9/15/09   5,600,000    6,324
                                                             -------
               Total                                          17,903
                                                             -------

           Real Estate Investment Trusts (0.3%)
           ERP Operating LP, 4.75%, 6/15/09       1,870,000    1,909
           ERP Operating LP, 5.25%, 9/15/14       5,000,000    5,064
           First Industrial LP, 5.25%, 6/15/09    1,925,000    1,979
                                                             -------
               Total                                           8,952
                                                             -------

           Retail-Retail Stores (0.8%)
           Fortune Brands, Inc., 4.875%, 12/1/13  2,070,000    2,101
           Home Depot, Inc., 3.75%, 9/15/09
            144A                                 14,000,000   13,874
           Limited Brands, Inc., 6.95%, 3/1/33    4,118,000    4,480
           VF Corp., 6.00%, 10/15/33              4,450,000    4,542
                                                             -------
               Total                                          24,997
                                                             -------

           Savings Institutions Except Federal (0.1%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                        3,950,000    3,823
                                                             -------
               Total                                           3,823
                                                             -------

           Security Brokers and Dealers (0.8%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                         5,900,000    6,037
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                        6,800,000    6,891
           Merrill Lynch & Co., Inc.,
            5.00%, 1/15/15                        6,700,000    6,674
           Morgan Stanley, 5.30%, 3/1/13          4,000,000    4,119
                                                             -------
               Total                                          23,721
                                                             -------

           Television Broadcasting Stations (0.2%)
           Clear Channel Communications,
            5.50%, 12/15/16                       5,560,000    5,480
                                                             -------
               Total                                           5,480
                                                             -------

           Wines and Distilled Beverages (0.1%)
           Brown Forman Corp., 3.00%, 3/15/08     2,500,000    2,445
                                                             -------
               Total                                           2,445
                                                             -------

               Total Corporate Bonds
                (Cost: $561,536)                             561,172
                                                             -------

           Government and Agency Bonds
           (15.8%)
           ----------------------------------------------------------

           Federal Government & Agencies (15.8%)
           Aid-Israel, 0.00%, 11/15/22           11,600,000    4,493
           Aid-Israel, 0.00%, 11/15/23           11,500,000    4,208
           Aid-Israel, 5.50%, 3/18/33             9,725,000   10,210
           BECCS, 0.00%, 11/15/11                 8,400,000    7,896

           Government and Agency Bonds            Shares/     Value
           (15.8%)                                 $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Federal Home Loan Bank,
            1.58%, 5/20/05                        7,900,000    7,873
           Federal Home Loan Bank,
            1.875%, 1/15/05                       4,500,000    4,499
           Federal Home Loan Bank,
            5.54%, 1/8/09                         5,000,000    5,341
           Federal Home Loan Bank,
            7.125%, 2/15/05                       4,500,000    4,523
           Federal Home Loan Mortgage Corp.,
            5.00%, 10/1/19                        4,475,641    4,548
           Federal Home Loan Mortgage Corp.,
            6.50%, 5/1/34                         4,268,133    4,480
           Federal Home Loan Mortgage Corp.,
            4.50%, 5/1/19                         4,290,994    4,279
           Federal Home Loan Mortgage Corp.,
            5.50%, 9/1/19                         1,962,921    2,029
           Federal Home Loan Mortgage Corp.,
            6.50%, 4/1/11                         1,714,980    1,818
           Federal Home Loan Mortgage Corp.,
            7.50%, 10/1/27                          960,748    1,032
           Housing & Urban Development,
            6.17%, 8/1/14                        14,981,000   16,651
           State of Israel, 7.25%, 12/15/28       5,200,000    5,859
           Tennessee Valley Authority Stripped,
            0.00%, 4/15/42                        6,100,000    4,559
           US Treasury, 2.25%, 4/30/06          109,000,000  108,098
           (f)US Treasury, 2.50%, 10/31/06       77,069,000   76,349
           (f)US Treasury, 2.875%, 11/30/06      76,100,000   75,862
           (f)US Treasury, 3.00%, 11/15/07       36,200,000   35,977
           US Treasury, 3.50%, 12/15/09          46,300,000   46,076
           (f)US Treasury, 4.25%, 11/15/14       16,510,000   16,553
           US Treasury, 5.375%, 2/15/31          15,525,000   16,788
                                                             -------
               Total                                         470,001
                                                             -------

               Total Government and Agency Bonds
               (Cost: $466,310)                              470,001
                                                             -------

           Mortgage and Asset Backed Securities (6.9%)
           ----------------------------------------------------------

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust,
            Series 1997-2, Class A1,
            6.35%, 4/15/14                          174,901      175
                                                             -------
               Total                                             175
                                                             -------

           Commercial Mortgages (2.2%)
           Asset Securitization Corp.,
            Series 1997-D5, Class PS1,
            1.62%, 2/14/43 IO                    19,170,381    1,004
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07             6,921,465    7,355

                                                             Balanced Portfolio

 Balanced Portfolio



           Mortgage and Asset Backed             Shares/     Value
           Securities (6.9%)                      $ Par    $ (000's)
           ---------------------------------------------------------

           Commercial Mortgages continued
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07             2,500,000   2,686
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                      2,500,000   2,683
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A        2,691,501   2,878
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A         3,250,000   3,510
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06 144A                  6,162,847   6,288
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                  5,700,000   6,239
           DLJ Commercial Mortgage Corp.,
            Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                  221,807,952   6,330
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A             13,738,181     253
           Enterprise Mortgage Acceptance Co.,
            Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A              27,012,140   1,165
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO 144A              12,148,245     302
           Mortgage Capital Funding, Inc.,
            Series 1997-MC1, Class A3,
            7.29%, 3/20/27                       7,345,990   7,595
           Nomura Asset Securities Corp.,
            Series 1998-D6, Class A2,
            6.99%, 3/15/30                      15,000,000  17,434
           (d)RMF Commercial Mortgage Pass-
            Through, Series 1997-1, Class F,
            7.47%, 1/15/19 144A                  1,800,000     180
                                                            ------
               Total                                        65,902
                                                            ------

           Federal Government & Agencies (3.7%)
           Federal National Mortgage
            Association, 4.00%, 6/1/19           2,012,639   1,966
           Federal National Mortgage
            Association, 4.50%, 8/1/19           2,043,235   2,038
           Federal National Mortgage
            Association, 5.00%, 3/1/34          13,809,497  13,727
           Federal National Mortgage
            Association, 5.50%, 9/1/34          14,748,683  14,981
           Federal National Mortgage
            Association, 5.97%, 10/1/08          1,582,449   1,675
           Federal National Mortgage
            Association, 6.24%, 2/1/06           4,474,769   4,549
           Federal National Mortgage
            Association, 6.265%, 10/1/08         5,287,103   5,640

           Mortgage and Asset Backed               Shares/    Value
           Securities (6.9%)                        $ Par   $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Federal National Mortgage Association,
            6.315%, 3/1/06                        4,731,754   4,823
           Federal National Mortgage Association,
            6.34%, 2/1/08                         3,734,493   3,951
           Federal National Mortgage Association,
            6.75%, 11/1/07                          756,708     805
           Federal National Mortgage Association,
            6.75%, 4/25/18                        4,085,805   4,289
           Federal National Mortgage Association,
            6.75%, 12/25/23                       1,177,308   1,196
           Federal National Mortgage Association,
            7.00%, 4/1/26                         1,190,734   1,268
           Federal National Mortgage Association,
            11.00%, 12/1/12                          15,981      18
           Federal National Mortgage Association,
            11.00%, 9/1/17                           67,002      74
           Federal National Mortgage Association,
            11.00%, 12/1/17                          12,732      14
           Federal National Mortgage Association,
            11.00%, 2/1/18                           46,687      52
           Federal National Mortgage Association,
            11.50%, 4/1/18                           44,876      50
           Federal National Mortgage Association,
            12.00%, 9/1/12                          150,478     168
           Federal National Mortgage Association,
            12.00%, 12/1/12                          54,505      61
           Federal National Mortgage Association,
            12.00%, 9/1/17                           30,782      35
           Federal National Mortgage Association,
            12.00%, 10/1/17                          27,985      32
           Federal National Mortgage Association,
            12.00%, 12/1/17                          13,199      15
           Federal National Mortgage Association,
            12.00%, 2/1/18                           44,985      51
           Federal National Mortgage Association,
            12.50%, 4/1/18                           10,161      12
           Federal National Mortgage Association,
            13.00%, 11/1/12                          32,816      37
           Federal National Mortgage Association,
            13.00%, 11/1/17                          11,985      14
           Federal National Mortgage Association,
            13.00%, 12/1/17                           8,973      10
           Federal National Mortgage Association,
            13.00%, 2/1/18                           51,693      60
           Federal National Mortgage Association,
            14.00%, 12/1/17                          20,092      24
           Federal National Mortgage Association,
            TBA, 6.00%, 1/1/35                    8,000,000   8,269
           Government National Mortgage
            Association, 5.00%, 7/15/33           3,866,752   3,875
           Government National Mortgage
            Association, 5.50%, 1/15/32             392,945     402
           Government National Mortgage
            Association, 5.50%, 2/15/32           3,531,949   3,614
           Government National Mortgage
            Association, 5.50%, 9/15/32             122,320     125

Balanced Portfolio

 Balanced Portfolio



               Mortgage and Asset Backed      Shares/    Value
               Securities (6.9%)               $ Par   $ (000's)
               -------------------------------------------------

               Federal Government & Agencies continued
               Government National Mortgage
                Association, 7.00%, 5/15/23  1,081,349   1,157
               Government National Mortgage
                Association, 7.00%, 6/15/23     61,375      66
               Government National Mortgage
                Association, 7.00%, 7/15/23    166,345     177
               Government National Mortgage
                Association, 7.00%, 8/15/23        526       1
               Government National Mortgage
                Association, 7.00%, 9/15/23     22,826      24
               Government National Mortgage
                Association, 7.00%, 10/15/23    38,832      42
               Government National Mortgage
                Association, 7.00%, 11/15/23   243,985     261
               Government National Mortgage
                Association, 7.00%, 12/15/27    72,175      77
               Government National Mortgage
                Association, 7.00%, 1/15/28     76,154      81
               Government National Mortgage
                Association, 7.00%, 2/15/28     11,603      12
               Government National Mortgage
                Association, 7.00%, 4/15/28    100,992     108
               Government National Mortgage
                Association, 7.00%, 5/15/28    138,752     148
               Government National Mortgage
                Association, 7.00%, 6/15/28    242,004     257
               Government National Mortgage
                Association, 7.00%, 7/15/28    373,680     398
               Government National Mortgage
                Association, 7.50%, 1/15/23     88,167      96
               Government National Mortgage
                Association, 7.50%, 6/15/23     45,740      49
               Government National Mortgage
                Association, 7.50%, 6/15/24      1,355       1
               Government National Mortgage
                Association, 7.50%, 7/15/24     30,811      33
               Government National Mortgage
                Association, 7.50%, 8/15/25      1,349       1
               Government National Mortgage
                Association, 7.50%, 9/15/25      7,452       8
               Government National Mortgage
                Association, 7.50%, 12/15/25    44,210      48
               Government National Mortgage
                Association, 7.50%, 1/15/26      1,502       2
               Government National Mortgage
                Association, 7.50%, 3/15/26     24,146      26
               Government National Mortgage
                Association, 7.50%, 6/15/26     57,917      63
               Government National Mortgage
                Association, 7.50%, 9/15/26      1,552       2
               Government National Mortgage
                Association, 7.50%, 10/15/26     5,223       6
               Government National Mortgage
                Association, 7.50%, 12/15/26    51,231      56
               Government National Mortgage
                Association, 7.50%, 1/15/27      1,326       1

                Mortgage and Asset Backed       Shares/   Value
                Securities (6.9%)                $ Par  $ (000's)
                -------------------------------------------------

                Federal Government & Agencies continued
                Government National Mortgage
                 Association, 7.50%, 2/15/27     38,042     41
                Government National Mortgage
                 Association, 7.50%, 3/15/27      3,428      4
                Government National Mortgage
                 Association, 7.50%, 4/15/27    122,627    132
                Government National Mortgage
                 Association, 7.50%, 5/15/27     40,561     44
                Government National Mortgage
                 Association, 7.50%, 7/15/27     20,636     22
                Government National Mortgage
                 Association, 8.00%, 9/15/24     68,491     75
                Government National Mortgage
                 Association, 8.00%, 5/15/26     28,021     30
                Government National Mortgage
                 Association, 8.00%, 6/15/26     29,424     32
                Government National Mortgage
                 Association, 8.00%, 7/15/26     69,347     75
                Government National Mortgage
                 Association, 8.00%, 8/15/26     28,105     31
                Government National Mortgage
                 Association, 8.00%, 9/15/26     69,110     75
                Government National Mortgage
                 Association, 8.00%, 10/15/26   101,113    111
                Government National Mortgage
                 Association, 8.00%, 12/15/26    29,255     32
                Government National Mortgage
                 Association, 8.00%, 4/15/27     92,783    101
                Government National Mortgage
                 Association, 8.00%, 6/15/27     22,409     24
                Government National Mortgage
                 Association, 8.00%, 7/15/27     21,096     23
                Government National Mortgage
                 Association, 8.00%, 7/20/28    200,787    217
                Government National Mortgage
                 Association, 8.50%, 5/15/22        545      1
                Government National Mortgage
                 Association, 8.50%, 10/15/22     8,317      9
                Government National Mortgage
                 Association, 8.50%, 12/15/22     2,851      3
                Government National Mortgage
                 Association, 8.50%, 6/15/24        661      1
                Government National Mortgage
                 Association, 8.50%, 7/15/24      8,024      9
                Government National Mortgage
                 Association, 8.50%, 12/15/24     1,043      1
                Government National Mortgage
                 Association, 8.50%, 1/15/25      1,652      2
                Government National Mortgage
                 Association, 8.50%, 2/15/25      4,221      4
                Government National Mortgage
                 Association, 8.50%, 11/15/25     1,202      1
                Government National Mortgage
                 Association, 8.50%, 1/15/26      9,634     11
                Government National Mortgage
                 Association, 8.50%, 3/15/26      4,914      6

                                                             Balanced Portfolio

 Balanced Portfolio



           Mortgage and Asset Backed              Shares/     Value
           Securities (6.9%)                       $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Government National Mortgage
            Association, 8.50%, 4/15/26               6,574        7
           Government National Mortgage
            Association, 8.50%, 5/15/26                 850        1
           Government National Mortgage
            Association, 11.00%, 1/15/18          1,437,291    1,610
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/35      20,513,909   20,000
           Vendee Mortgage Trust, Series 1998-
            3, Class E, 6.50%, 3/15/29            4,500,000    4,633
                                                             -------
               Total                                         108,489
                                                             -------

           Finance Services (0.5%)
           Morgan Stanley Capital, Series 1998-
            WF2, Class A2, 6.54%, 5/15/08        15,000,000   16,117
                                                             -------
               Total                                          16,117
                                                             -------

           Housing Programs (0.0%)
           Rural Housing Trust 1987-1, Series 1,
            Class D, 6.33%, 4/1/26                  943,098      943
                                                             -------
               Total                                             943
                                                             -------

           International Affairs (0.1%)
           Overseas Private Investment,
            4.10%, 11/15/14                       4,334,720    4,319
                                                             -------
               Total                                           4,319
                                                             -------

           Retail-Retail Stores (0.4%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.39%, 1/20/17              9,956,872   11,357
                                                             -------
               Total                                          11,357
                                                             -------

               Total Mortgage and Asset Backed Securities
                (Cost: $201,267)                             207,302
                                                             -------

           Common Stocks (47.7%)
           ----------------------------------------------------------

           Consumer Discretionary (5.7%)
           *AutoNation, Inc.                         33,300      640
           *AutoZone, Inc.                           10,075      920
           *Bed Bath & Beyond, Inc.                  37,900    1,510
           Best Buy Co., Inc.                        40,900    2,430
           *Big Lots, Inc.                           14,200      172
           The Black & Decker Corp.                  10,200      901
           Brunswick Corp.                           12,100      599
           Carnival Corp.                            79,773    4,597
           Centex Corp.                              15,700      935
           Circuit City Stores, Inc.                 24,600      385
           Clear Channel Communications, Inc.        72,250    2,420
           *Coach, Inc.                              23,800    1,342
           *Comcast Corp. -- Class A                279,637    9,306
           Cooper Tire & Rubber Co.                   9,400      203
           Dana Corp.                                18,915      328
           Darden Restaurants, Inc.                  19,849      551
           Delphi Automotive Systems Corp.           70,669      637
           Dillard's, Inc. -- Class A                10,336      278
           Dollar General Corp.                      41,265      857
           Dow Jones & Co., Inc.                     10,280      443

                                                    Shares/   Value
          Common Stocks (47.7%)                      $ Par  $ (000's)
          -----------------------------------------------------------

          Consumer Discretionary continued
          Eastman Kodak Co.                          36,117   1,165
          *eBay, Inc.                                83,500   9,709
          Family Dollar Stores, Inc.                 21,100     659
          Federated Department Stores, Inc.          21,312   1,232
          Ford Motor Co.                            230,507   3,375
          Fortune Brands, Inc.                       18,133   1,400
          Gannett Co., Inc.                          32,150   2,627
          The Gap, Inc.                             110,425   2,332
          General Motors Corp.                       71,125   2,849
          Genuine Parts Co.                          21,975     968
          *The Goodyear Tire & Rubber Co.            22,100     324
          Harley-Davidson, Inc.                      36,975   2,246
          Harrah's Entertainment, Inc.               14,150     946
          *Hasbro, Inc.                              22,275     432
          Hilton Hotels Corp.                        48,650   1,106
          The Home Depot, Inc.                      276,597  11,823
          International Game Technology              43,400   1,492
          *The Interpublic Group of Companies, Inc.  53,300     714
          J. C. Penney Co., Inc.                     35,925   1,487
          Johnson Controls, Inc.                     24,000   1,523
          Jones Apparel Group, Inc.                  15,400     563
          KB Home                                     5,800     606
          Knight-Ridder, Inc.                         9,650     646
          *Kohl's Corp.                              43,233   2,126
          Leggett & Platt, Inc.                      24,067     684
          The Limited, Inc.                          51,199   1,179
          Liz Claiborne, Inc.                        13,700     578
          Lowe's Companies, Inc.                     97,350   5,606
          Marriott International, Inc. -- Class A    28,200   1,776
          Mattel, Inc.                               52,260   1,019
          The May Department Stores Co.              36,800   1,082
          Maytag Corp.                                9,967     210
          McDonald's Corp.                          158,371   5,077
          The McGraw-Hill Companies, Inc.            23,940   2,191
          Meredith Corp.                              6,300     341
          The New York Times Co. -- Class A          18,292     746
          Newell Rubbermaid, Inc.                    34,611     837
          News Corp., Inc. -- Class A               376,100   7,018
          NIKE, Inc. -- Class B                      33,100   3,002
          Nordstrom, Inc.                            17,633     824
          *Office Depot, Inc.                        39,343     683
          OfficeMax, Inc.                            11,800     370
          Omnicom Group, Inc.                        23,500   1,982
          Pulte Homes, Inc.                          16,100   1,027
          RadioShack Corp.                           19,967     657
          Reebok International, Ltd.                  7,300     321
          Sears, Roebuck & Co.                       26,050   1,329
          The Sherwin-Williams Co.                   17,760     793
          Snap-on, Inc.                               7,217     248
          The Stanley Works                          10,350     507
          Staples, Inc.                              62,750   2,115
          *Starbucks Corp.                           50,350   3,140
          Starwood Hotels & Resorts Worldwide, Inc.  26,100   1,524
          Target Corp.                              112,743   5,855
          Tiffany & Co.                              18,333     586
          *Time Warner, Inc.                        576,900  11,215
          The TJX Companies, Inc.                    60,700   1,525

Balanced Portfolio

 Balanced Portfolio



                                                 Shares/   Value
              Common Stocks (47.7%)               $ Par  $ (000's)
              ----------------------------------------------------

              Consumer Discretionary continued
              *Toys R" Us, Inc.                   27,050      554
              Tribune Co.                         40,031    1,687
              *Univision Communications, Inc. --
               Class A                            40,700    1,191
              V. F. Corp.                         13,943      772
              Viacom, Inc. -- Class B            214,761    7,815
              Visteon Corp.                       16,312      159
              The Walt Disney Co.                257,333    7,154
              Wendy's International, Inc.         14,350      563
              Whirlpool Corp.                      8,350      578
              Yum! Brands, Inc.                   36,880    1,740
                                                          -------
                  Total                                   170,064
                                                          -------

              Consumer Staples (5.0%)
              Adolph Coors Co. -- Class B          4,700      356
              Alberto-Culver Co.                  11,500      559
              Albertson's, Inc.                   46,395    1,108
              Altria Group, Inc.                 258,504   15,794
              Anheuser-Busch Companies, Inc.      99,519    5,049
              Archer-Daniels-Midland Co.          82,475    1,840
              Avon Products, Inc.                 59,550    2,305
              Brown-Forman Corp. -- Class B       15,368      748
              Campbell Soup Co.                   51,854    1,550
              The Clorox Co.                      19,150    1,129
              The Coca-Cola Co.                  304,700   12,685
              Coca-Cola Enterprises, Inc.         59,100    1,232
              Colgate-Palmolive Co.               66,754    3,415
              ConAgra Foods, Inc.                 64,733    1,906
              Costco Wholesale Corp.              59,052    2,859
              CVS Corp.                           50,433    2,273
              General Mills, Inc.                 45,933    2,283
              The Gillette Co.                   125,065    5,600
              H.J. Heinz Co.                      43,983    1,715
              Hershey Foods Corp.                 31,000    1,722
              Kellogg Co.                         52,043    2,324
              Kimberly-Clark Corp.                61,397    4,041
              *The Kroger Co.                     93,073    1,633
              McCormick & Co., Inc.               17,200      664
              The Pepsi Bottling Group, Inc.      31,500      852
              PepsiCo, Inc.                      212,200   11,077
              The Procter & Gamble Co.           319,546   17,600
              Reynolds American, Inc.             18,600    1,462
              *Safeway, Inc.                      56,400    1,113
              Sara Lee Corp.                      98,884    2,387
              SUPERVALU, Inc.                     16,950      585
              SYSCO Corp.                         80,550    3,075
              UST, Inc.                           20,833    1,002
              Wal-Mart Stores, Inc.              533,433   28,175
              Walgreen Co.                       128,754    4,940
              Wm. Wrigley Jr. Co.                 28,233    1,953
                                                          -------
                  Total                                   149,011
                                                          -------

                                                 Shares/   Value
             Common Stocks (47.7%)                $ Par  $ (000's)
             -----------------------------------------------------

             Energy (3.4%)
             Amerada Hess Corp.                   11,500      947
             Anadarko Petroleum Corp.             31,177    2,021
             Apache Corp.                         41,130    2,080
             Ashland, Inc.                         9,000      525
             Baker Hughes, Inc.                   42,240    1,802
             BJ Services Co.                      20,300      945
             Burlington Resources, Inc.           49,272    2,143
             ChevronTexaco Corp.                 266,868   14,014
             ConocoPhillips                       86,903    7,546
             Devon Energy Corp.                   61,200    2,382
             El Paso Corp.                        81,017      843
             EOG Resources, Inc.                  14,940    1,066
             Exxon Mobil Corp.                   812,571   41,653
             Halliburton Co.                      55,685    2,185
             Kerr-McGee Corp.                     19,057    1,101
             Kinder Morgan, Inc.                  15,633    1,143
             Marathon Oil Corp.                   43,691    1,643
             *Nabors Industries, Ltd.             18,850      967
             *Noble Corp.                         17,050      848
             Occidental Petroleum Corp.           49,680    2,899
             *Rowan Companies, Inc.               13,550      351
             Schlumberger, Ltd.                   74,133    4,963
             Sunoco, Inc.                          9,250      756
             *Transocean, Inc.                    40,554    1,719
             Unocal Corp.                         33,133    1,433
             Valero Energy Corp.                  32,300    1,466
             The Williams Companies, Inc.         70,100    1,142
                                                          -------
                 Total                                    100,583
                                                          -------

             Financials (9.8%)
             ACE, Ltd.                            35,800    1,530
             AFLAC, Inc.                          63,750    2,540
             The Allstate Corp.                   86,469    4,472
             Ambac Financial Group, Inc.          13,700    1,125
             American Express Co.                158,100    8,913
             American International Group, Inc.  328,090   21,547
             AmSouth Bancorporation               44,745    1,159
             Aon Corp.                            39,875      951
             Apartment Investment and Management
              Co. -- Class A                      11,900      459
             Archstone-Smith Trust                24,600      942
             Bank of America Corp                508,790   23,909
             The Bank of New York Co., Inc.       97,820    3,269
             BB&T Corp.                           69,600    2,927
             The Bear Stearns Companies, Inc.     13,045    1,335
             Capital One Financial Corp.          30,600    2,577
             The Charles Schwab Corp.            169,686    2,029
             The Chubb Corp.                      24,150    1,857
             Cincinnati Financial Corp.           21,194      938
             CIT Group, Inc.                      26,500    1,214
             Citigroup, Inc.                     653,674   31,495
             Comerica, Inc.                       21,500    1,312
             Compass Bancshares, Inc.             15,400      750
             Countrywide Financial Corp.          73,098    2,705
             *E*TRADE Group, Inc.                 46,900      701
             Equity Office Properties Trust       50,800    1,479
             Equity Residential Properties Trust  35,600    1,288
             Fannie Mae                          121,929    8,684

                                                             Balanced Portfolio

 Balanced Portfolio



                                                   Shares/   Value
            Common Stocks (47.7%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Financials continued
            Federated Investors, Inc. -- Class B    13,500      410
            Fifth Third Bancorp                     70,743    3,345
            First Horizon National Corp.            15,500      668
            Franklin Resources, Inc.                31,450    2,190
            Freddie Mac                             86,814    6,398
            Golden West Financial Corp.             38,600    2,371
            The Goldman Sachs Group, Inc.           61,000    6,346
            The Hartford Financial Services Group,
             Inc.                                   36,950    2,561
            Huntington Bancshares, Inc.             29,100      721
            Janus Capital Group, Inc.               29,771      500
            Jefferson-Pilot Corp.                   17,153      891
            JPMorgan Chase & Co.                   448,709   17,505
            KeyCorp                                 51,225    1,737
            Lehman Brothers Holdings, Inc.          33,956    2,970
            Lincoln National Corp.                  21,960    1,025
            Loews Corp.                             23,333    1,640
            M&T Bank Corp.                          14,600    1,574
            Marsh & McLennan Companies, Inc.        66,380    2,184
            Marshall & Ilsley Corp.                 28,100    1,242
            MBIA, Inc.                              17,750    1,123
            MBNA Corp.                             160,895    4,536
            Mellon Financial Corp.                  53,309    1,658
            Merrill Lynch & Co., Inc.              117,300    7,011
            MetLife, Inc.                           93,715    3,796
            MGIC Investment Corp.                   12,200      841
            Moody's Corp.                           18,600    1,615
            Morgan Stanley                         137,831    7,652
            National City Corp.                     85,379    3,206
            North Fork Bancorporation, Inc.         59,300    1,711
            Northern Trust Corp.                    27,650    1,343
            Plum Creek Timber Co., Inc. (REIT)      23,100      888
            The PNC Financial Services Group, Inc.  35,600    2,045
            Principal Financial Group, Inc.         38,700    1,584
            The Progressive Corp.                   25,200    2,138
            ProLogis                                23,200    1,005
            *Providian Financial Corp.              36,943      608
            Prudential Financial, Inc.              64,600    3,550
            Regions Financial Corp.                 58,575    2,085
            SAFECO Corp.                            15,950      833
            Simon Property Group, Inc.              27,900    1,804
            SLM Corp.                               54,158    2,891
            Sovereign Bancorp, Inc.                 43,500      981
            The St. Paul Travelers Companies, Inc.  84,331    3,126
            State Street Corp.                      42,000    2,063
            SunTrust Banks, Inc.                    46,667    3,448
            Synovus Financial Corp.                 39,050    1,116
            T. Rowe Price Group, Inc.               16,100    1,001
            Torchmark Corp.                         13,650      780
            U.S. Bancorp                           235,209    7,367
            UnumProvident Corp.                     37,306      669
            Wachovia Corp.                         201,988   10,626
            Washington Mutual, Inc.                109,938    4,648
            Wells Fargo & Co.                      213,085   13,244
            XL Capital, Ltd. -- Class A             17,500    1,359
            Zions Bancorporation                    11,300      769
                                                            -------
                Total                                       293,505
                                                            -------

                                                   Shares/   Value
            Common Stocks (47.7%)                   $ Par  $ (000's)
            --------------------------------------------------------

            Health Care (6.0%)
            Abbott Laboratories                    196,125    9,149
            Aetna, Inc.                             18,579    2,318
            Allergan, Inc.                          16,533    1,340
            AmerisourceBergen Corp.                 13,200      775
            *Amgen, Inc.                           160,023   10,265
            Applera Corp. -- Applied Biosystems
             Group                                  24,667      516
            Bausch & Lomb, Inc.                      6,700      432
            Baxter International, Inc.              77,600    2,680
            Becton, Dickinson and Co.               31,950    1,815
            *Biogen Idec, Inc.                      42,020    2,799
            Biomet, Inc.                            31,855    1,382
            *Boston Scientific Corp.               106,380    3,782
            Bristol-Myers Squibb Co.               245,044    6,278
            C. R. Bard, Inc.                        13,200      845
            Cardinal Health, Inc.                   54,450    3,166
            *Caremark Rx, Inc.                      57,300    2,259
            *Chiron Corp.                           23,578      786
            CIGNA Corp.                             16,871    1,376
            Eli Lilly and Co.                      142,566    8,091
            *Express Scripts, Inc.                   9,600      734
            *Fisher Scientific International, Inc.  14,800      923
            *Forest Laboratories, Inc.              46,434    2,083
            *Genzyme Corp.                          31,200    1,812
            *Gilead Sciences, Inc.                  54,500    1,907
            Guidant Corp.                           40,112    2,892
            HCA, Inc.                               53,015    2,118
            Health Management Associates, Inc. --
             Class A                                30,700      698
            *Hospira, Inc.                          19,642      658
            *Humana, Inc.                           20,100      597
            IMS Health, Inc.                        29,233      678
            Johnson & Johnson                      373,823   23,708
            *King Pharmaceuticals, Inc.             30,466      378
            *Laboratory Corp. of America Holdings   17,400      867
            Manor Care, Inc.                        10,900      386
            McKesson Corp.                          36,993    1,164
            *Medco Health Solutions, Inc.           34,362    1,429
            *MedImmune, Inc.                        31,300      849
            Medtronic, Inc.                        152,200    7,560
            Merck & Co., Inc.                      279,300    8,977
            *Millipore Corp.                         6,300      314
            Mylan Laboratories, Inc.                33,900      599
            PerkinElmer, Inc.                       16,100      362
            Pfizer, Inc.                           948,559   25,507
            Quest Diagnostics, Inc.                 12,700    1,213
            Schering-Plough Corp.                  185,550    3,874
            *St. Jude Medical, Inc.                 45,000    1,887
            Stryker Corp.                           50,600    2,441
            *Tenet Healthcare Corp.                 58,750      645
            *Thermo Electron Corp.                  20,100      607
            UnitedHealth Group, Inc.                82,328    7,247
            *Waters Corp.                           15,200      711
            *Watson Pharmaceuticals, Inc.           13,800      453
            *WellPoint, Inc.                        37,200    4,278
            Wyeth                                  168,071    7,158
            *Zimmer Holdings, Inc.                  30,873    2,474
                                                            -------
                Total                                       180,242
                                                            -------

Balanced Portfolio

 Balanced Portfolio



                                                   Shares/    Value
           Common Stocks (47.7%)                    $ Par   $ (000's)
           ----------------------------------------------------------

           Industrials (5.6%)
           3M Co.                                    98,024    8,044
           *Allied Waste Industries, Inc.            40,050      372
           American Power Conversion Corp.           24,050      515
           *American Standard Companies, Inc.        27,000    1,116
           *Apollo Group, Inc. -- Class A            23,300    1,881
           Avery Dennison Corp.                      13,950      837
           The Boeing Co.                           105,718    5,473
           Burlington Northern Santa Fe Corp.        47,308    2,238
           Caterpillar, Inc.                         43,012    4,194
           Cendant Corp.                            132,573    3,100
           Cintas Corp.                              21,667      950
           Cooper Industries, Ltd. -- Class A        11,600      788
           CSX Corp.                                 27,050    1,084
           Cummins, Inc.                              5,700      478
           Danaher Corp.                             38,900    2,233
           Deere & Co.                               31,240    2,324
           *Delta Air Lines, Inc.                    16,333      122
           Dover Corp.                               25,633    1,075
           Eaton Corp.                               19,100    1,382
           Emerson Electric Co.                      52,825    3,703
           Equifax, Inc.                             17,000      478
           FedEx Corp.                               37,840    3,727
           Fluor Corp.                               10,600      578
           General Dynamics Corp.                    25,200    2,636
           General Electric Co.                   1,331,698   48,606
           Goodrich Corp.                            15,000      490
           H&R Block, Inc.                           20,750    1,017
           Honeywell International, Inc.            108,350    3,837
           Illinois Tool Works, Inc.                 37,200    3,448
           Ingersoll-Rand Co. -- Class A             21,670    1,740
           ITT Industries, Inc.                      11,600      980
           L-3 Communications Holdings, Inc.         14,500    1,062
           Lockheed Martin Corp.                     55,722    3,095
           Masco Corp.                               56,400    2,060
           *Monster Worldwide, Inc.                  15,033      506
           *Navistar International Corp.              8,820      388
           Norfolk Southern Corp.                    49,843    1,804
           Northrop Grumman Corp.                    46,362    2,520
           PACCAR, Inc.                              21,927    1,765
           Pall Corp.                                15,616      452
           Parker-Hannifin Corp.                     15,000    1,136
           Pitney Bowes, Inc.                        29,027    1,343
           *Power-One, Inc.                          10,600       95
           R. R. Donnelley & Sons Co.                27,633      975
           Raytheon Co.                              56,900    2,209
           Robert Half International, Inc.           21,860      643
           Rockwell Automation, Inc.                 23,250    1,152
           Rockwell Collins, Inc.                    22,250      878
           Ryder System, Inc.                         8,100      387
           Southwest Airlines Co.                    98,195    1,599
           Textron, Inc.                             17,350    1,280
           Tyco International, Ltd.                 253,383    9,055
           Union Pacific Corp.                       32,740    2,202
           United Parcel Service, Inc. -- Class B   141,200   12,066
           United Technologies Corp.                 64,333    6,648
           W.W. Grainger, Inc.                       11,300      753
           Waste Management, Inc.                    72,097    2,159
                                                             -------
               Total                                         167,678
                                                             -------

                                                   Shares/    Value
          Common Stocks (47.7%)                     $ Par   $ (000's)
          -----------------------------------------------------------

          Information Technology (7.7%)
          *ADC Telecommunications, Inc.             101,850     273
          Adobe Systems, Inc.                        30,075   1,887
          *Advanced Micro Devices, Inc.              48,600   1,070
          *Affiliated Computer Services, Inc. --
           Class A                                   16,200     975
          *Agilent Technologies, Inc.                61,188   1,475
          *Altera Corp.                              46,865     970
          Analog Devices, Inc.                       47,343   1,748
          *Andrew Corp.                              20,262     276
          *Apple Computer, Inc.                      50,600   3,259
          *Applied Materials, Inc.                  213,900   3,658
          *Applied Micro Circuits Corp.              38,800     163
          Autodesk, Inc.                             28,932   1,098
          Automatic Data Processing, Inc.            73,400   3,255
          *Avaya, Inc.                               57,712     993
          *BMC Software, Inc.                        27,940     520
          *Broadcom Corp. -- Class A                 41,500   1,340
          *CIENA Corp.                               72,000     240
          *Cisco Systems, Inc.                      829,367  16,007
          *Citrix Systems, Inc.                      21,380     524
          Computer Associates International, Inc.    73,732   2,290
          *Computer Sciences Corp.                   23,850   1,344
          *Compuware Corp.                           48,743     315
          *Comverse Technology, Inc.                 24,900     609
          *Convergys Corp.                           17,850     268
          *Corning, Inc.                            176,600   2,079
          *Dell, Inc.                               312,967  13,188
          *Electronic Arts, Inc.                     38,500   2,375
          Electronic Data Systems Corp.              64,700   1,495
          *EMC Corp.                                301,786   4,488
          First Data Corp.                          104,547   4,447
          *Fiserv, Inc.                              24,625     990
          *Freescale Semiconductor Inc.              49,106     902
          *Gateway, Inc.                             47,050     283
          Hewlett-Packard Co.                       380,367   7,976
          Intel Corp.                               796,443  18,628
          International Business Machines Corp.     209,710  20,672
          *Intuit, Inc.                              23,600   1,039
          *Jabil Circuit, Inc.                       25,333     648
          *JDS Uniphase Corp.                       181,900     577
          *KLA-Tencor Corp.                          24,600   1,146
          *Lexmark International, Inc. -- Class A    16,300   1,386
          Linear Technology Corp.                    38,650   1,498
          *LSI Logic Corp.                           48,500     266
          *Lucent Technologies, Inc.                556,862   2,094
          Maxim Integrated Products, Inc.            41,000   1,738
          *Mercury Interactive Corp.                 10,600     483
          *Micron Technology, Inc.                   77,150     953
          Microsoft Corp.                         1,369,400  36,576
          Molex, Inc.                                23,775     713
          Motorola, Inc.                            306,619   5,274
          National Semiconductor Corp.               45,086     809
          *NCR Corp.                                 11,700     810
          *Network Appliance, Inc.                   45,200   1,502
          *Novell, Inc.                              47,300     319
          *Novellus Systems, Inc.                    17,600     491
          *NVIDIA Corp.                              20,900     492
          *Oracle Corp.                             645,950   8,862

                                                             Balanced Portfolio

 Balanced Portfolio



                                                    Shares/   Value
           Common Stocks (47.7%)                     $ Par  $ (000's)
           ----------------------------------------------------------

           Information Technology continued
           *Parametric Technology Corp.              33,920      200
           Paychex, Inc.                             47,640    1,624
           *PMC-Sierra, Inc.                         22,400      252
           *QLogic Corp.                             11,650      428
           QUALCOMM, Inc.                           206,466    8,754
           Sabre Holdings Corp. -- Class A           17,109      379
           *Sanmina-SCI Corp.                        65,600      556
           Scientific-Atlanta, Inc.                  19,300      637
           *Siebel Systems, Inc.                     64,000      672
           *Solectron Corp.                         122,300      652
           *Sun Microsystems, Inc.                  423,654    2,279
           *SunGard Data Systems, Inc.               36,400    1,031
           *Symantec Corp.                           79,900    2,058
           Symbol Technologies, Inc.                 30,350      525
           Tektronix, Inc.                           11,340      343
           *Tellabs, Inc.                            58,208      500
           *Teradyne, Inc.                           24,450      417
           Texas Instruments, Inc.                  217,675    5,359
           *Unisys Corp.                             42,350      431
           *VERITAS Software Corp.                   53,201    1,519
           *Xerox Corp.                             120,100    2,043
           Xilinx, Inc.                              43,900    1,302
           *Yahoo!, Inc.                            173,200    6,526
                                                             -------
               Total                                         228,243
                                                             -------

           Materials (1.5%)
           Air Products and Chemicals, Inc.          28,633    1,660
           Alcoa, Inc.                              109,643    3,445
           Allegheny Technologies, Inc.              12,031      261
           Ball Corp.                                14,168      623
           Bemis Co., Inc.                           13,500      393
           The Dow Chemical Co.                     118,824    5,883
           E. I. du Pont de Nemours and Co.         125,145    6,137
           Eastman Chemical Co.                       9,775      564
           Ecolab, Inc.                              32,500    1,142
           Engelhard Corp.                           15,400      472
           Freeport-McMoRan Copper & Gold,
            Inc. -- Class B                          22,519      861
           Georgia-Pacific Corp.                     32,458    1,217
           Great Lakes Chemical Corp.                 6,400      182
           *Hercules, Inc.                           14,100      209
           International Flavors & Fragrances, Inc.  11,875      509
           International Paper Co.                   61,324    2,576
           Louisiana-Pacific Corp.                   13,900      372
           MeadWestvaco Corp.                        25,514      865
           Monsanto Co.                              33,278    1,849
           Newmont Mining Corp.                      55,930    2,484
           Nucor Corp.                               20,034    1,049
           *Pactiv Corp.                             18,700      473
           Phelps Dodge Corp.                        12,010    1,188
           PPG Industries, Inc.                      21,633    1,475
           Praxair, Inc.                             40,900    1,806
           Rohm and Haas Co.                         28,334    1,253
           *Sealed Air Corp.                         10,536      561
           Sigma-Aldrich Corp.                        8,700      526
           Temple-Inland, Inc.                        7,100      486
           United States Steel Corp.                 14,350      735
           Vulcan Materials Co.                      12,900      704
           Weyerhaeuser Co.                          30,220    2,031
                                                             -------
               Total                                          43,991
                                                             -------

                                                  Shares/     Value
           Common Stocks (47.7%)                   $ Par    $ (000's)
           ----------------------------------------------------------

           Telecommunication Services (1.6%)
           ALLTEL Corp.                              38,243     2,247
           AT&T Corp.                               100,274     1,911
           BellSouth Corp.                          230,735     6,412
           CenturyTel, Inc.                          17,000       603
           Citizens Communications Co.               42,300       583
           *Nextel Communications, Inc. --
            Class A                                 139,933     4,198
           *Qwest Communications International,
            Inc.                                    228,720     1,016
           SBC Communications, Inc.                 417,633    10,762
           Sprint Corp.                             185,311     4,605
           Verizon Communications, Inc.             348,738    14,128
                                                            ---------
               Total                                           46,465
                                                            ---------

           Utilities (1.4%)
           *The AES Corp.                            81,675     1,116
           *Allegheny Energy, Inc.                   17,300       341
           Ameren Corp.                              24,533     1,230
           American Electric Power Co., Inc.         49,820     1,711
           *Calpine Corp.                            67,340       265
           Centerpoint Energy, Inc.                  38,726       438
           Cinergy Corp.                             22,838       951
           *CMS Energy Corp.                         24,500       256
           Consolidated Edison, Inc.                 30,525     1,335
           Constellation Energy Group, Inc.          22,200       970
           Dominion Resources, Inc.                  41,725     2,826
           DTE Energy Co.                            21,950       947
           Duke Energy Corp.                        120,542     3,053
           *Dynegy, Inc. -- Class A                  47,900       221
           Edison International                      41,080     1,316
           Entergy Corp.                             28,191     1,905
           Exelon Corp.                              83,424     3,676
           FirstEnergy Corp.                         41,574     1,643
           FPL Group, Inc.                           23,343     1,745
           KeySpan Corp.                             20,200       797
           Nicor, Inc.                                5,550       205
           NiSource, Inc.                            34,084       776
           Peoples Energy Corp.                       4,700       207
           *PG&E Corp.                               50,775     1,690
           Pinnacle West Capital Corp.               11,500       511
           PPL Corp.                                 23,833     1,270
           Progress Energy, Inc.                     31,079     1,406
           Public Service Enterprise Group, Inc.     29,940     1,550
           Sempra Energy                             29,359     1,077
           The Southern Co.                          93,200     3,124
           TECO Energy, Inc.                         25,200       387
           TXU Corp.                                 30,215     1,951
           Xcel Energy, Inc.                         50,470       919
                                                            ---------
               Total                                           41,815
                                                            ---------

               Total Common Stocks
                (Cost: $759,069)                            1,421,597
                                                            ---------

           Money Market Investments (17.1%)
           ----------------------------------------------------------

           Autos (5.1%)
           (b)BMW U.S. Capital Corp.,
            2.30%, 1/14/05                       30,000,000    29,974
           (b)Daimler Chrysler Auto,
            2.25%, 1/12/05                       15,000,000    14,990

Balanced Portfolio

 Balanced Portfolio



                                                   Shares/     Value
          Money Market Investments (17.1%)          $ Par    $ (000's)
          ------------------------------------------------------------

          Autos continued
          (b)Daimler Chrysler Auto, 2.31%, 1/6/05 15,000,000   14,995
          (b)Fcar Owner Trust I, 2.25%, 1/5/05    15,000,000   14,996
          (b)Fcar Owner Trust I, 2.28%, 1/7/05    15,000,000   14,994
          (b)New Center Asset Trust,
           2.31%, 1/18/05                         15,000,000   14,984
          (b)New Center Asset Trust,
           2.36%, 2/10/05                         15,000,000   14,961
          (b)Toyota Motor Credit Corp.,
           2.28%, 1/24/05                         15,000,000   14,978
          (b)Toyota Motor Credit Corp.,
           2.30%, 1/18/05                         15,000,000   14,984
                                                              -------
              Total                                           149,856
                                                              -------

          Federal Government & Agencies (1.1%)
          (b)Federal Home Loan Mortgage Co.,
           2.42%, 3/22/05                         34,200,000   34,027
                                                              -------
              Total                                            34,027
                                                              -------

          Finance Lessors (3.0%)
          (b)Delaware Funding, 2.29%, 2/2/05      15,000,000   14,969
          Ranger Funding Co., LLC,
           2.23%, 1/10/05                         15,000,000   14,992
          Ranger Funding Co., LLC,
           2.33%, 1/18/05                         15,000,000   14,983
          Thunder Bay Funding, Inc,
           2.27%, 1/20/05                         15,000,000   14,982
          Thunder Bay Funding, Inc,
           2.34%, 1/24/05                         15,000,000   14,978
          Windmill Funding Corp.,
           2.33%, 2/3/05                          15,000,000   14,968
                                                              -------
              Total                                            89,872
                                                              -------

          Finance Services (1.9%)
          (b)Ciesco LP, 2.20%, 1/3/05             10,740,000   10,739
          (b)Citicorp, 2.27%, 1/20/05             15,000,000   14,982
          Preferred Receivable Funding,
           2.25%, 1/12/05                         15,000,000   14,989
          Preferred Receivable Funding,
           2.27%, 1/13/05                         15,000,000   14,989
                                                              -------
              Total                                            55,699
                                                              -------

          Flavoring Extracts and Syrups (0.5%)
          (b)Coca-Cola Co., 2.31%, 1/20/05        15,000,000   14,982
                                                              -------
              Total                                            14,982
                                                              -------

          Personal Credit Institutions (1.0%)
          (b)American General, 2.37%, 1/28/05     15,000,000   14,973
          (b)Household Finance Corp.,
           2.28%, 2/4/05                          15,000,000   14,968
                                                              -------
              Total                                            29,941
                                                              -------

          Petroleum Refining (0.5%)
          Chevrontexaco Funding Corp,
           2.25%, 1/5/05                          15,000,000   14,996
                                                              -------
              Total                                            14,996
                                                              -------

                                                Shares/     Value
           Money Market Investments (17.1%)      $ Par    $ (000's)
           ---------------------------------------------------------

           Pharmaceutical Preparations (0.5%)
           Pfizer, Inc., 2.00%, 1/4/05         15,000,000    14,998
                                                          ---------
               Total                                         14,998
                                                          ---------

           Security Brokers and Dealers (1.0%)
           (b)Merrill Lynch, 2.28%, 1/24/05    15,000,000    14,978
           Morgan Stanley Dean Witter,
            2.32%, 1/18/05                     15,000,000    14,984
                                                          ---------
               Total                                         29,962
                                                          ---------

           Short Term Business Credit (1.5%)
           American Express Credit,
            2.26%, 1/6/05                      15,000,000    14,995
           Old Line Funding Corp.,
            2.32%, 1/20/05                     15,000,000    14,982
           USAA Cap Corp, 2.28%, 1/5/05        15,000,000    14,996
                                                          ---------
               Total                                         44,973
                                                          ---------

           Utilities (1.0%)
           (b)National Rural Utility,
            2.27%, 1/11/05                     15,000,000    14,990
           (b)National Rural Utility,
            2.32%, 1/19/05                     15,000,000    14,983
                                                          ---------
               Total                                         29,973
                                                          ---------

               Total Money Market Investments
                (Cost: $509,269)                            509,279
                                                          ---------

               Total Investments (106.4%)
                (Cost $2,501,728)(a)                      3,173,820
                                                          ---------

               Other Assets, Less Liabilities (-6.4%)      (190,641)
                                                          ---------

               Total Net Assets (100.0%)                  2,983,179
                                                          ---------

* Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $71,782, representing 2.41% of net assets.

 IO -- Interest Only Security
 RB -- Revenue Bond

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $2,506,806 and the net unrealized appreciation of investments based on that cost was $667,014 which is comprised of $782,266 aggregate gross unrealized appreciation and $115,252 aggregate gross unrealized depreciation.

                                                             Balanced Portfolio

 Balanced Portfolio



(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            S&P 500 Index Futures    899       3/05       $7,540
            (Total Notional Value at
             December 31, 2004, $265,239)
            US Ten Year Treasury
             Note                    100       3/05       $   55
            (Total Notional Value at
             December 31, 2004, $11,248)

(d)Defaulted Security

(f)All or a portion of the securities have been loaned. See Note 6.
    The Accompanying Notes are an Integral Part of the Financial Statements

Balanced Portfolio

 High Yield Bond Portfolio

--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                                          Net Assets:
High current income and capital  Generate superior performance by investing in a diversified  $229 million appreciation with moderate risk. mix of fixed income securities rated below investment grade.

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds."

For the year ended December 31, 2004, the Portfolio had a total return of 12.76%, outperforming its benchmark, the Lehman High Yield Intermediate Index, which returned 10.85%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, High Current Yield Funds, was 9.84% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The High Yield Bond Portfolio has performed better than the Index since inception (May 3, 1994). The Portfolio's outperformance during 2004 can be attributed to a combination of quality mix, industry sector exposure and individual credit selections.

Following an exceptional year in 2003, the High Yield Bond Portfolio once again reported double digit returns in 2004. During the first half of 2004, the Federal Reserve Board outlined a measured approach to raising interest rates; high yield credit spreads tightened and high yield bonds performed well in an environment of rising interest rates. For the year overall, high yield bonds benefited from a strengthening economy, which is positive for earnings and cash flow of the leveraged companies that issue high yield bonds. Technical factors also supported the high yield market, as investors seeking yield in a low interest rate environment demonstrated a willingness to take on more risk. Although the expectation for high yield bonds in 2004 was good, gains were even better than expected. Overall, the high yield sector was the best performing domestic fixed income sector for the year. The reason lies in good fundamentals. High yield bonds perform best when things are going well in the economy. That was true in 2004, when we experienced good growth, good corporate earnings, and good cash flow. Very low default rates (less than 3%, according to Moody's) also helped, with more positive credit rating changes reported for the year than negative.

The Portfolio's outperformance in 2004 was the result of three factors: a moderately aggressive quality mix, industry sector selection and individual credit selection. The Portfolio's emphasis on B-rated, rather than higher quality, bonds helped its performance as lower quality bonds outperformed. The Portfolio also had good exposure to several industry sectors that turned in good performance for the year, including Telecom-Wireline, Financial Services, Cable TV and Satellite, and Chemicals. In addition, very few bonds in the Portfolio disappointed, as there were relatively few credit problems during 2004. Individual credit selections that performed particularly well during 2004 included AT&T, Huntsman Chemical, Appleton Papers, Playtex Products and Kabel Deutschland.

In 2003, and again in 2004, high yield bonds produced above-average returns. That level of return should not be anticipated for future periods. As we enter 2005, we will look for long-term interest rates to rise moderately with continued growth in the economy, and we also expect that high yield credit spreads will be maintained, given the strong fundamentals in the corporate sector.

We will continue to look for opportunities to achieve the Portfolio's primary investment strategy of achieving high current income and capital appreciation by investing in industries and individual companies that are attractively priced relative to the overall high yield market.

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                             Relative Performance

                                     Lehman Brothers
                 High Yield       High Yield Intermediate     Citigroup
                Bond Portfolio         Market Index           High Yield
                --------------    -----------------------     ----------
31-Dec-1994       $10,000              $10,000                $10,000
31-Dec-1995        11,678               11,732                 11,923
31-Dec-1996        13,987               13,162                 13,217
31-Dec-1997        16,204               14,743                 14,949
31-Dec-1998        15,908               14,962                 15,611
31-Dec-1999        15,836               15,357                 15,741
31-Dec-2000        15,107               14,365                 15,047
31-Dec-2001        15,866               14,908                 16,089
31-Dec-2002        15,408               14,705                 15,996
31-Dec-2003        19,885               18,741                 20,693
31-Dec-2004        22,424               20,774                 22,867

-------------------------------------------------------------------------
                         Average Annual Total Return
                      For Periods Ended December 31, 2004

                                                1 Year    5 Years    10 Years
------------------------------------------------------------------------------
High Yield Bond Portfolio                       12.76%     7.21%       8.41%
Lehman Brothers High Yield
    Intermediate Market Index                   10.85%     6.23%       7.59%
Citigroup High Yield Cash Pay Index             10.51%     7.75%       8.62%
High Current Yield Funds Lipper Average          9.84%     4.95%       7.14%
------------------------------------------------------------------------------


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

The total return performance for the High Yield Bond Portfolio has been shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is one of several appropriate measures of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio. The index cannot be invested in directly and does not include sales charges. The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least
$100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

The Citigroup High Yield Cash Pay Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (both registered and Rule 144A) with maturities of at least one year and a minimum amount outstanding of US$100 million.

The fund is changing its benchmark index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the index than does the Lehman Brothers Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that aim at high (relative) current yields from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.


                                     [CHART]

                           Sector Allocation 12/31/04

              Basic Material/Capital Goods .................... 20%
              Consumer Products ............................... 14%
              Gaming/Lodging/Leisure ..........................  9%
              Telecommunications ..............................  9%
              Media ...........................................  7%
              Health Care/Pharmaceuticals .....................  6%
              Auto Related ....................................  5%
              Foods ...........................................  5%
              Short-Term Investments and Other Net Assets .....  5%
              Builders ........................................  4%
              Financials ......................................  3%
              Services ........................................  3%
              Transportation ..................................  3%
              Utilities .......................................  3%
              Energy ..........................................  2%
              Technology ......................................  2%



Sector Allocation is based on Net Assets.
Sector Allocation is subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

High Yield Bond Portfolio

 High Yield Bond Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,096.80       $2.58
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,022.37       $2.49
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/    Value
           Bonds (95.0%)                           $ Par   $ (000's)
           ---------------------------------------------------------

           Autos/Vehicle Parts (4.7%)
           Affinia Group, Inc.,
            9.00%, 11/30/14 144A                   557,000     581
           Collins & Aikman Products,
            10.75%, 12/31/11                     1,325,000   1,352
           Cooper Tire & Rubber Co.,
            8.375%, 12/15/14 144A                1,875,000   1,870
           Delco Remy International, Inc.,
            9.375%, 4/15/12                        937,000     960
           HLI Operating Co., 10.50%, 6/15/10    1,495,000   1,603
           The Pep Boys -- Manny, Moe & Jack,
            7.50%, 12/15/14                        750,000     760
           (e)Standadyne Corp., 0.00%, 2/15/15
            144A                                 2,530,000   1,496
           Tenneco Automotive, Inc.,
            8.625% 11/15/14 144A                 1,000,000   1,040
           Visteon Corp., 7.00%, 3/10/14         1,111,000   1,061
                                                            ------
               Total Autos/Vehicle Parts                    10,723
                                                            ------

           Basic Materials (12.5%)
           Chemicals (6.0%)
           BCP Caylux Holding,
            9.625%, 6/15/14 144A                 1,889,000   2,130
           Borden US Fin/Nova Scot,
            9.00%, 7/15/14 144A                    562,000     624
           Crompton Corp., 9.875%, 8/1/12 144A     937,000   1,073
           Huntsman International, LLC,
            7.375%, 1/1/15 144A                  1,125,000   1,128
           Huntsman LLC, 11.50%, 7/15/12 144A    1,125,000   1,330
           Huntsman LLC, 11.625%, 10/15/10         750,000     887
           Invista, 9.25%, 5/1/12 144A           2,000,000   2,229
           (e)KI Holdings, Inc., 0.00%, 11/15/14
            144A                                 2,250,000   1,440
           Rockwood Specialties Group, Inc.,
            10.265%, 5/15/11                     1,725,000   1,984
           Terra Capital Corp., 11.50%, 6/1/10     682,000     777
                                                            ------
               Total                                        13,602
                                                            ------

           Metals/Mining (1.4%)
           Asia Aluminum Holdings, Ltd.,
            8.00%, 12/23/11 144A                   610,000     616
           IMCO Recycling Escrow,
            9.00%, 11/15/14 144A                 1,250,000   1,300
           Ispat Inland ULC, 9.75%, 4/1/14         255,000     315
           Ryerson Tull, Inc., 8.25%, 12/15/11
            144A                                 1,025,000   1,035
                                                            ------
               Total                                         3,266
                                                            ------

           Packaging/Containers (3.0%)
           Anchor Glass Container,
            11.00%, 2/15/13                        940,000   1,006
           (e)Consolidated Container Co.,
            9.00%, 6/15/09                       1,125,000     945
           Graham Packaging Co.,
            9.875%, 10/15/14 144A                2,001,000   2,135

                                                    Shares/    Value
          Bonds (95.0%)                              $ Par   $ (000's)
          ------------------------------------------------------------

          Packaging/Containers continued
          Owens-Brockway Glass Containers,
           6.75%, 12/1/14 144A                     1,064,000   1,075
          Pliant Corp., 11.125%, 9/1/09            1,617,000   1,763
                                                              ------
              Total                                            6,924
                                                              ------

          Paper & Forest Products (2.1%)
          Abitibi-Consolidated, Inc.,
           7.75%, 6/15/11                          1,297,000   1,362
          Ainsworth Lumber Co., Ltd.,
           7.25%, 10/1/12 144A                     1,062,000   1,081
          Appleton Papers, Inc., 8.125%, 6/15/11     656,000     707
          Appleton Papers, Inc., 9.75%, 6/15/14      750,000     829
          Neenah Paper, Inc.,
           7.375%, 11/15/14 144A                     751,000     762
                                                              ------
              Total                                            4,741
                                                              ------

              Total Basic Materials                           28,533
                                                              ------

          Builders/Building Materials (4.3%)
          Building Materials (2.8%)
          Goodman Global Holdings,
           7.875%, 12/15/12 144A                   1,877,000   1,858
          Integrated Electrical Services, Inc.,
           9.375%, 2/1/09                          1,450,000   1,363
          Ply Gem Industries, Inc.,
           9.00%, 2/15/12 144A                     1,485,000   1,507
          RMCC Acquisition Co.,
           9.50%, 11/1/12 144A                       862,000     860
          THL BuildCo, Inc., 8.50%, 9/1/14
           144A                                      755,000     789
                                                              ------
              Total                                            6,377
                                                              ------

          Home Builders (1.5%)
          William Lyon Homes, 7.50%, 2/15/14       1,125,000   1,080
          William Lyon Homes,
           7.625%, 12/15/12 144A                     525,000     513
          Technical Olympic USA, Inc.,
           7.50%, 3/15/11                          1,125,000   1,133
          Technical Olympic USA, Inc.,
           9.00%, 7/1/10                             750,000     803
                                                              ------
              Total                                            3,529
                                                              ------

              Total Builders/Building Materials                9,906
                                                              ------

          Capital Goods (7.2%)
          Ames True Temper, Inc.,
           10.00%, 7/15/12                         1,876,000   1,923
          Amsted Industries, Inc.,
           10.25%, 10/15/11 144A                   1,825,000   2,061
          Bombardier Recreational,
           8.375%, 12/15/13                        1,350,000   1,441
          Coleman Cable, Inc.,
           9.875%, 10/1/12 144A                    1,125,000   1,195

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                    Shares/    Value
         Bonds (95.0%)                               $ Par   $ (000's)
         -------------------------------------------------------------

         Capital Goods continued
         Columbus McKinnon Corp.,
          10.00%, 8/1/10                             925,000   1,041
         DA-Lite Screen Co., Inc.,
          9.50%, 5/15/11                           1,800,000   1,980
         Douglas Dynamics LLC,
          7.75%, 1/15/12 144A                        875,000     887
         ITRON, Inc., 7.75%, 5/15/12 144A          1,125,000   1,145
         Park-Ohio Industries, Inc.,
          8.375%, 11/15/14 144A                    1,502,000   1,502
         Rexnord Corp., 10.125%, 12/15/12            750,000     848
         Sup Essx Com & Essx Group,
          9.00%, 4/15/12                           1,439,000   1,482
         Trimas Corp., 9.875%, 6/15/12               975,000   1,034
                                                              ------
             Total Capital Goods                              16,539
                                                              ------

         Consumer Products/Retailing (13.6%)
         Consumer Products (6.8%)
         American Achievement Corp.,
          8.25%, 4/1/12                              875,000     908
         Amscan Holdings, Inc., 8.75%, 5/1/14      1,688,000   1,688
         Coinmach Corp., 9.00%, 2/1/10             1,297,000   1,355
         Hines Nurseries, Inc., 10.25%, 10/1/11    1,314,000   1,436
         Jafra Cosmetics, 10.75%, 5/15/11          1,100,000   1,243
         (e)Jostens Holding Corp., 10.25%, 12/1/13   925,000     657
         Jostens IH Corp., 7.625%, 10/1/12
          144A                                       844,000     878
         Playtex Products, Inc., 9.375%, 6/1/11    2,061,000   2,201
         Samsonite Corp., 8.875%, 6/1/11           1,807,000   1,956
         Sealy Mattress Co., 8.25%, 6/15/14        1,119,000   1,186
         (e)Simmons Co., 0.00%, 12/15/14 144A      2,925,000   1,784
                                                              ------
             Total                                            15,292
                                                              ------

         Retail Food & Drug (2.3%)
         Jean Coutu Group, Inc.,
          8.50%, 8/1/14 144A                       1,625,000   1,666
         Rite Aid Corp., 9.25%, 6/1/13             1,914,000   1,933
         Stater Brothers Holdings,
          8.125%, 6/15/12                          1,640,000   1,734
                                                              ------
             Total                                             5,333
                                                              ------

         Retail Stores (1.2%)
         Blockbuster, Inc., 9.00%, 9/1/12 144A     1,689,000   1,668
         Finlay Fine Jewelry Corp.,
          8.375%, 6/1/12                           1,062,000   1,147
                                                              ------
             Total                                             2,815
                                                              ------

         Textile/Apparel (3.3%)
         Levi Strauss & Co., 9.75%, 1/15/15
          144A                                     1,375,000   1,361
         Oxford Industries, Inc., 8.875%, 6/1/11   1,693,000   1,818
         Perry Ellis International, Inc.,
          8.875%, 9/15/13                            750,000     788
         Phillips Van Heusen, 7.25%, 2/15/11       1,500,000   1,575
         Propex Fabrics, Inc.,
          10.00%, 12/1/12 144A                     1,878,000   1,948
                                                              ------
             Total                                             7,490
                                                              ------

             Total Consumer Products/Retailing                30,930
                                                              ------

                                                   Shares/    Value
          Bonds (95.0%)                             $ Par   $ (000's)
          -----------------------------------------------------------

          Energy (2.6%)
          Gas Pipelines/Oil Field Services (0.8%)
          Hanover Equipment Trust 01 A,
           0.00%, 3/31/07                           750,000     653
          Parker Drilling Co., 9.625%, 10/1/13    1,125,000   1,262
                                                              -----
              Total                                           1,915
                                                              -----

          Oil & Gas Exploration/Production
           (1.3%)
          Chesapeake Energy Corp.,
           6.375%, 6/15/15 144A                     938,000     964
          Harvest Operations Corp.,
           7.875%, 10/15/11 144A                    470,000     474
          Stone Energy Corp.,
           6.75%, 12/15/14 144A                     500,000     499
          Venoco, Inc., 8.75%, 12/15/11 144A        938,000     966
                                                              -----
              Total                                           2,903
                                                              -----

          Oil Refining & Marketing (0.5%)
          United Refining Co.,
           10.50%, 8/15/12 144A                   1,125,000   1,189
                                                              -----
              Total                                           1,189
                                                              -----

              Total Energy                                    6,007
                                                              -----

          Financials (3.0%)
          Financials Services (1.7%)
          Dollar Financial Group,
           9.75%, 11/15/11                        1,125,000   1,221
          LaBranche and Co., 11.00%, 5/15/12        936,000   1,006
          Refco Finance Holdings,
           9.00%, 8/1/12 144A                     1,500,000   1,643
                                                              -----
              Total                                           3,870
                                                              -----

          Insurance (1.3%)
          Crum and Forster Holding Corp.,
           10.375%, 6/15/13                         925,000   1,031
          Fairfax Financial Holdings,
           7.75%, 4/26/12                         1,877,000   1,914
                                                              -----
              Total                                           2,945
                                                              -----

              Total Financials                                6,815
                                                              -----

          Foods (5.2%)
          Food/Beverage/Tobacco (4.3%)
          B&G Foods, Inc., 8.00%, 10/1/11           939,000   1,000
          Chiquita Brands International,
           7.50%, 11/1/14 144A                      628,000     636
          Gold Kist, Inc., 10.25%, 3/15/14          604,000     707
          Land O Lakes, Inc., 9.00%, 12/15/10     1,503,000   1,646
          Merisant Co., 9.50%, 7/15/13 144A       1,125,000   1,001
          North Atlantic Trading, 9.25%, 3/1/12   1,500,000   1,268
          Pinnacle Foods Holding,
           8.25%, 12/1/13 144A                    1,539,000   1,466
          Standard Commercial Corp.,
           8.00%, 4/15/12                         1,375,000   1,413
          (e)Tabletop Holdings, 12.25%, 5/15/14
           144A                                   1,875,000     797
                                                              -----
              Total                                           9,934
                                                              -----

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                   Shares/    Value
          Bonds (95.0%)                             $ Par   $ (000's)
          -----------------------------------------------------------

          Restaurants (0.9%)
          Buffets, Inc., 11.25%, 7/15/10          1,916,000   2,049
                                                             ------
              Total                                           2,049
                                                             ------

              Total Foods                                    11,983
                                                             ------

          Gaming/Leisure/Lodging (8.7%)
          Gaming (4.8%)
          American Casino & Entertainment,
           7.85%, 2/1/12                            975,000   1,036
          Herbst Gaming, Inc.,
           7.00%, 11/15/14 144A                     450,000     456
          (d)Hollywood Casino Shreveport,
           13.00%, 8/1/06                           700,000     592
          Inn of the Mountain Gods,
           12.00%, 11/15/10                         743,000     869
          Majestic Star Casino LLC,
           9.50%, 10/15/10                        1,460,000   1,548
          Resort Intl. Hotel/Casino,
           11.50%, 3/15/09                        1,000,000   1,175
          River Rock Entertainment,
           9.75%, 11/1/11                         1,125,000   1,261
          Wheeling Island Gaming,
           10.125%, 12/15/09                      1,125,000   1,198
          Wynn Las Vegas LLC/Corp.,
           6.625%, 12/1/14 144A                   3,005,000   2,976
                                                             ------
              Total                                          11,111
                                                             ------

          Leisure (3.9%)
          AMC Entertainment, Inc.,
           9.875%, 2/1/12                         1,879,000   2,048
          Intrawest Corp., 7.50%, 10/15/13 144A     853,000     907
          LCE Acquisition Corp.,
           9.00%, 8/1/14 144A                     1,625,000   1,759
          Universal City Development Corp.,
           11.75%, 4/1/10                         1,813,000   2,142
          Universal City Florida,
           8.375%, 5/1/10 144A                      750,000     778
          WMG Holdings Corp.,
           6.905%, 12/15/11 144A                  1,250,000   1,259
                                                             ------
              Total                                           8,893
                                                             ------

              Total Gaming/Leisure/Lodging                   20,004
                                                             ------
          Health Care/Pharmaceuticals (6.1%)
          Alliance Imaging, Inc.,
           7.25%, 12/15/12 144A                   1,250,000   1,272
          General Nutrition Center, 8.5%, 12/1/10 1,875,000   1,772
          Iasis Healthcare Corp., 8.75%, 6/15/14  1,547,000   1,686
          Medcath Holdings Corp.,
           9.875%, 7/15/12                        1,312,000   1,424
          Omega Healthcare Investors,
           7.00%, 4/1/14                            750,000     771
          Tenet Healthcare Corp.,
           9.875%, 7/1/14 144A                    1,499,000   1,634
          Universal Hospital Service,
           10.125%, 11/1/11                         750,000     780

                                                    Shares/    Value
          Bonds (95.0%)                              $ Par   $ (000's)
          ------------------------------------------------------------

          Health Care/Pharmaceuticals continued
          US Oncology, Inc., 9.00%, 8/15/12
           144A                                    1,501,000   1,677
          Vanguard Health Holding II,
           9.00%, 10/1/14 144A                     2,002,000   2,141
          Ventas Realty, Ltd. Partnership,
           9.00%, 5/1/12                             750,000     875
                                                              ------
              Total Health Care/Pharmaceuticals               14,032
                                                              ------

          Media (6.9%)
          Broadcasting (0.5%)
          Sinclair Broadcast Group,
           8.00%, 3/15/12                          1,132,000   1,203
                                                              ------
              Total                                            1,203
                                                              ------

          Cable/Satellite (5.6%)
          Cablevision Systems Corp.,
           8.00%, 4/15/12 144A                     1,875,000   2,001
          Echostar DBS Corp.,
           6.625%, 10/1/14 144A                    1,250,000   1,266
          Insight Midwest, 9.75%, 10/1/09            950,000     995
          Kabel Deutschland GMBH,
           10.625%, 7/1/14 144A                    1,500,000   1,725
          MediaCom LLC, 9.50%, 1/15/13             1,875,000   1,882
          NTL Cable PLC, 8.75%, 4/15/14 144A         750,000     846
          Panamsat Corp., 9.00%, 8/15/14 144A      1,250,000   1,395
          (e)Panamsat Holding Corp.,
           0.00%, 11/1/14 144A                       938,000     645
          Roger's Cable, Inc., 6.25%, 6/15/13        776,000     778
          Rogers Cable, Inc., 6.75%, 3/15/15
           144A                                    1,127,000   1,152
                                                              ------
              Total                                           12,685
                                                              ------

          Publishing (0.8%)
          Dex Media, Inc., 8.00%, 11/15/13           750,000     812
          WDAC Subsidiary Corp.,
           8.375%, 12/1/14 144A                    1,126,000   1,111
                                                              ------
              Total                                            1,923
                                                              ------

              Total Media                                     15,811
                                                              ------

          Services (3.0%)
          Environmental Services (1.1%)
          Allied Waste North America,
           7.375%, 4/15/14                         2,629,000   2,516
                                                              ------
              Total                                            2,516
                                                              ------

          Services -- Other (1.9%)
          Alderwoods Group, Inc.,
           7.75%, 9/15/12 144A                       619,000     669
          Buhrmann U.S., Inc., 8.25%, 7/1/14         937,000     948
          Petro Stopping Center, 9.00%, 2/15/12    1,125,000   1,190
          United Rentals NA, Inc.,
           6.50%, 2/15/12                          1,626,000   1,585
                                                              ------
              Total                                            4,392
                                                              ------

              Total Services                                   6,908
                                                              ------

          Technology (1.9%)
          Amkor Technologies, Inc.,
           7.125%, 3/15/11                         1,500,000   1,410

High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                  Shares/     Value
          Bonds (95.0%)                            $ Par    $ (000's)
          -----------------------------------------------------------

          Technology continued
          Magnachip Semiconductor,
           8.00%, 12/15/14 144A                  1,125,000    1,173
          Stats Chippac, Inc.,
           6.75%, 11/15/11 144A                  1,062,000    1,051
          Xerox Corp., 7.20%, 4/1/16               751,000      804
                                                             ------
              Total Technology                                4,438
                                                             ------

          Telecommunications (9.4%)
          Telecommunications -- Wireless (4.0%)
          Alamosa Delaware, Inc.,
           8.50%, 1/31/12                          750,000      819
          Centennial Communications,
           8.125%, 2/1/14                        2,000,000    2,055
          (e)IWO Escrow Co., 0.00%, 1/15/15 144A   938,000      582
          Nextel Communications,
           6.875%, 10/31/13                        835,000      906
          Rogers Wireless, Inc., 6.375%, 3/1/14    938,000      929
          Rogers Wireless, Inc.,
           7.25%, 12/15/12 144A                    501,000      531
          Rogers Wireless, Inc.,
           8.00%, 12/15/12 144A                    470,000      497
          SBA Communications Corp.,
           8.50%, 12/1/12 144A                   1,313,000    1,339
          US Unwired, Inc., 10.00%, 6/15/12      1,312,000    1,479
                                                             ------
              Total                                           9,137
                                                             ------

          Telecommunications -- Wireline (5.4%)
          (e)AT&T Corp., 9.75%, 11/15/31         1,876,000    2,239
          Citizens Communications,
           9.00% 8/15/31                         1,879,000    2,147
          MCI, Inc., 7.735%, 5/1/14              2,820,000    3,032
          Qwest Communications International,
           7.25%, 2/15/11 144A                   1,125,000    1,153
          Qwest Communications International,
           7.50%, 11/1/08 B                        375,000      371
          Qwest Corp., 7.875%, 9/1/11 144A       1,562,000    1,695
          Qwest Services Corp., Inc.,
           12/15/10, 13.50% 144A                   795,000      956
          Securus Technologies, Inc.,
           11.00%, 9/1/11 144A                     937,000      937
                                                             ------
              Total                                          12,530
                                                             ------

              Total Telecommunications                       21,667
                                                             ------

          Transportation (3.1%)
          Horizon Lines LLC,
           9.00%, 11/1/12 144A                     845,000      908
          Laidlaw International, Inc.,
           10.75%, 6/15/11                         708,000      827
          OMI Corp., 7.625%, 12/1/13             1,125,000    1,204
          Ship Finance International, Ltd.,
           8.50%, 12/15/13                       1,225,000    1,261
          Stena AB, 9.625%, 12/1/12              1,075,000    1,214
          Stena AB, 7.50%, 11/1/13                 750,000      786
          TFM SA DE C V, 12.50%, 6/15/12           750,000      876
                                                             ------
              Total Transportation                            7,076
                                                             ------

                                                  Shares/    Value
           Bonds (95.0%)                           $ Par   $ (000's)
           ---------------------------------------------------------

           Utilities (2.8%)
           Aquila, Inc., 9.95%, 2/1/11           1,125,000    1,275
           Midwest Generation LLC,
            8.75%, 5/1/34                          935,000    1,061
           NRG Energy, Inc.,
            8.00%, 12/15/13 144A                   900,000      981
           Reliant Energy, Inc., 6.75%, 12/15/14   844,000      839
           Sierra Pacific Resources,
            8.625%, 3/15/14                      1,125,000    1,271
           Utilicorp Canada Finance,
            7.75% 6/15/11                          940,000      976
                                                            -------
               Total Utilities                                6,403
                                                            -------

               Total Bonds
                (Cost: $208,462)                            217,775
                                                            -------

           Preferred Stocks (0.0%)
           ---------------------------------------------------------

           Media (0.0%)
           PTV Inc.                                     23        0
                                                            -------
               Total Preferred Stocks
                (Cost: $0)                                        0
                                                            -------

           Common Stocks and Warrants (0.5%)
           ---------------------------------------------------------

           Foods (0.5%)
           B&G Foods, Inc. -- EIS                   62,623      938
                                                            -------
               Total Foods                                      938
                                                            -------

           Media (0.0%)
           NTL, Inc.                                    12        0
                                                            -------
               Total Media                                        0
                                                            -------

           Telecommunications (0.0%)
           American Tower Corp. -- Warrants          2,900       67
           Horizon PCS, Inc. -- Warrant 144A         2,000        0
           IWO Holdings, Inc. 144A                   1,150        0
                                                            -------
               Total Telecommunications                          67
                                                            -------

           Transportation (0.0%)
           RailAmerica Transportation Corp.          1,400      102
                                                            -------
               Total Transportation                             102
                                                            -------

               Total Common Stocks and Warrants
                (Cost: $1,344)                                1,107
                                                            -------

                                                      High Yield Bond Portfolio

 High Yield Bond Portfolio


                                                      Shares/    Value
        Money Market Investments (3.1%)                $ Par   $ (000's)
        ----------------------------------------------------------------

        Personal Credit Institutions (3.1%)
        (b)CXC, Inc., 2.20%, 1/3/05                  7,200,000    7,199
                                                               --------

            Total Money Market Investments
             (Cost: $7,199)                                       7,199
                                                               --------

            Total Investments (98.6%)
             (Cost $217,005)(a)                                 226,081
                                                               --------

            Other Assets, Less Liabilities (1.4%)                 3,231
                                                               --------

            Total Net Assets (100.0%)                          $229,312
                                                               --------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $91,674, representing 39.98% of net assets.

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $217,005 and the net unrealized appreciation of investments based on that cost was $9,076 which is comprised of $10,806 aggregate gross unrealized appreciation and $1,730 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures or when-issued securities.

(d)Defaulted Security

(e)Step bond security that presently receives no coupon payment. At the predetermined date, the stated coupon rate becomes effective.
    The Accompanying Notes are an Integral Part of the Financial Statements

High Yield Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------

Objective:                                  Portfolio Strategy:                                   Net Assets:
A stable and relatively high level of long- Invest in high grade corporate bonds, U.S. government $661 million
term total return and preservation of       bonds and bonds of government agencies.
capital

The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

For the year ended December 31, 2004, the Select Bond Portfolio had a total return of 4.75%, outperforming the Merrill Lynch Domestic Master Index (a broadly-based bond index), which returned 4.34% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio's peer group, Corporate Debt Funds A Rated, was 4.22% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency.

The bond market posted positive returns in 2004, and high yield bonds significantly outperformed investment grade bonds for a second year in a row. However, there were significant fluctuations in bond returns during the course of the year. Beginning in April of 2004, short-term interest rates began to rise after a sustained period in which they had remained at 45-year lows. With rates on the rise, the second quarter of 2004 was the worst quarter for bond returns since 1980. Bonds reversed course in the third quarter -- an unusual time in which bond prices rose while short-term interest rates were moving up -- and after delivering negative returns the previous quarter, bonds had their best quarter in two years.

The fourth quarter of 2004 was typified by generally rising yields, with the rise most acute at the front end of the yield curve, and the yield curve continued to flatten. With the economy seemingly on stable footing -- growing not too fast and not too slow -- the incremental yields of both high grade corporates and high yield bonds looked appealing. Overall for the year, the Treasury yield curve flattened and corporate credit spreads tightened as bond investors looking for higher yields took on more credit risk rather than locking in longer term bonds.

The Select Bond Portfolio's outperformance compared to the Index can be attributed in large part to maintaining a more favorable bias in favor of lower interest rates. Early in 2004, the consensus expectation was for higher interest rates. While the bond market experienced volatility during the year, rates ended the year slightly lower from the beginning of the year. Consequently, the Portfolio's longer duration added value this year. The Portfolio's favorable interest rate positioning was slightly offset by its underweight to corporate bonds which outperformed during 2004. Within the corporate sector, the Portfolio was positioned in higher quality corporates at a time when lower quality bonds performed better. Being underweight mortgage-backed securities also negatively impacted the performance of the Portfolio, but individual security selections in the mortgage-backed sector outperformed.

At year end 2004, the Portfolio had a higher weighting in corporate bonds and mortgage-backed securities, a slightly more aggressive quality mix of corporate bonds and a slightly shorter duration. As of December 31, 2004, 36% of the Select Bond Portfolio's assets were in Government and Government Agency securities, 42% in Corporate Bonds, 4% in Short-term Investments and Other Assets, and 18% in Mortgage-Backed and Asset-Backed securities.

Heading into 2005, we see the fundamentals in the economy as sound, and the major sectors of the fixed income market appear to be fully valued on a spread basis. Corporate earnings are good and the default risk is low, and we believe spreads will be maintained and interest rates will rise only modestly in the early part of the year. We will continue to look for opportunities to effectuate the Portfolio's primary investment strategy -- to actively manage the Portfolio to take advantage of changes in interest rates and sector, quality, and maturity spread differentials of fixed income securities as we seek as high a level of total return as is consistent with prudent investment risk.

                                                          Select Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------

                                    [CHART]

                              Relative Performance

            Select Bond     Merrill Lynch Domestic
             Portfolio           Master Index
            -----------     ----------------------
12/93         $10,000             $10,000
12/94           9,772               9,718
12/95          11,638              11,517
12/96          12,024              11,931
12/97          13,162              13,083
12/98          14,092              14,243
12/99          13,948              14,107
12/00          15,372              15,761
12/01          16,966              17,073
12/02          19,017              18,850
12/03          20,061              19,627




Citigroup BIG
10,000
11,853
12,282
13,466
14,639
14,517
16,200
17,580
19,354
20,167
21,070

                          Average Annual Total Return
                      For Periods Ended December 31, 2004

                                                  1 Year    5 Years     10 Years
Select Bond Portfolio                              4.75%      8.54%        7.96%
Merrill Lynch Domestic Master Index                4.34%      7.74%        7.74%
Citigroup Broad Investment Grade Index             4.48%      7.73%        7.74%
Corporate Debt Funds A Rated Funds Lipper Average  4.22%      7.06%        7.22%


The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information, visit www.nmfn.com.

This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns has been the Merrill Lynch Domestic Master Index. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

The fund is changing its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the index than does the Merrill Lynch Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US$1 billion for Treasuries, US$5 billion for mortgages, and US$200 million for credit, asset-backed, and government-sponsored issues.

The Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that invest primarily in corporate debt issues rated "A" or better or government issues. Source: Lipper, Inc.

                                    [CHART]

                          Percentage Holdings 12/31/04

            Corporate Bonds .................................. 42%
            Government and Agency Bonds ............... 36%
            Mortgage and Asset Backed Securities ...... 18%
            Short-Term Investments & Other Net Assets ........  4%


Percentage Holdings are based on Net Assets.
Percentage Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

Select Bond Portfolio

 Select Bond Portfolio


--------------------------------------------------------------------------------


Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,    December       December
                               2004      31, 2004      31, 2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,046.00       $1.54
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,023.32       $1.53
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                          Select Bond Portfolio

 Select Bond Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                  Shares/     Value
           Revenue Bonds (0.4%)                    $ Par    $ (000's)
           ----------------------------------------------------------

           Municipal Bonds -- Revenue (0.4%)
           Nashville & Davidson County,
            Tennessee Health and Educational
            Facilities Board of The Metropolitan
            Government, 0.00%, 6/1/21, RB        6,500,000    2,964
                                                             ------

               Total Revenue Bonds
                (Cost: $2,837)                                2,964
                                                             ------

           Corporate Bonds (42.1%)
           ----------------------------------------------------------

           Auto Related (3.0%)
           American Honda Finance,
            4.50%, 5/26/09 144A                  4,120,000    4,192
           Ford Motor Credit Co., 5.70%, 1/15/10 1,230,000    1,241
           Ford Motor Credit Co.,
            7.375%, 10/28/09                     1,900,000    2,049
           General Motors Acceptance Corp.,
            5.625%, 5/15/09                      2,450,000    2,450
           General Motors Acceptance Corp.,
            6.75%, 12/1/14                       1,275,000    1,277
           Household Finance Corp.,
            4.125%, 11/16/09                     2,330,000    2,317
           Toyota Motor Credit Corp.,
            2.70%, 1/30/07                       2,500,000    2,464
           Toyota Motor Credit Corp.,
            5.65%, 1/15/07                       4,000,000    4,172
                                                             ------
               Total                                         20,162
                                                             ------

           Automobiles And Other Motor Vehicles (0.6%)
           Ford Motor Co., 7.45%, 7/16/31          800,000      805
           General Motors Corp., 8.375%, 7/15/33 2,800,000    2,901
                                                             ------
               Total                                          3,706
                                                             ------

           Beverages, Malt Beverages (2.4%)
           Anheuser-Busch Companies, Inc.,
            7.00%, 12/1/25                       4,200,000    4,450
           Anheuser-Busch Companies, Inc.,
            7.50%, 3/15/12                         378,000      450
           Coca-Cola Enterprises, Inc.,
            5.25%, 5/15/07                       5,000,000    5,197
           Coca-Cola Enterprises, Inc.,
            5.375%, 8/15/06                      1,500,000    1,548
           Coca-Cola Enterprises, Inc.,
            5.75%, 3/15/11                       4,000,000    4,322
                                                             ------
               Total                                         15,967
                                                             ------

           Broad Woven Fabric Mills, Manmade (0.1%)
           (d)Polysindo International Finance,
            11.375%, 6/15/06                     4,200,000      378
                                                             ------
               Total                                            378
                                                             ------

           Cable and Other Pay Television Services (0.6%)
           Comcast Corp., 5.30%, 1/15/14         2,500,000    2,579
           Time Warner Entertainment Co.,
            8.375%, 7/15/33                        830,000    1,072
                                                             ------
               Total                                          3,651
                                                             ------

                                                    Shares/    Value
           Corporate Bonds (42.1%)                   $ Par   $ (000's)
           -----------------------------------------------------------

           Chemicals and Allied Products (0.3%)
           Monsanto Co., 4.00%, 5/15/08            2,275,000   2,282
                                                              ------
               Total                                           2,282
                                                              ------

           Commercial Banks (5.8%)
           Bank of America Corp.,
            5.375%, 6/15/14                          740,000     772
           Bank of America Corp., 7.40%, 1/15/11   1,133,000   1,312
           Bank One Corp., 5.25%, 1/30/13          4,000,000   4,108
           Citigroup, Inc., 4.50%, 7/29/09         3,450,000   3,487
           HBOS Treasury Services PLC,
            4.00%, 9/15/09 144A                    3,400,000   3,390
           Key Bank NA, 5.80%, 7/1/14              2,970,000   3,145
           PNC Bank NA, 5.25%, 1/15/17             4,400,000   4,439
           Rabobank Capital Fund II,
            5.26%, 12/31/13 144A                   2,470,000   2,513
           Royal Bank of Scotland Group PLC,
            5.05%, 1/8/15                          5,320,000   5,378
           UnionBanCal Corp., 5.25%, 12/16/13        500,000     507
           US Bank NA, 4.95%, 10/30/14             3,065,000   3,076
           Wachovia Bank NA, 4.80%, 11/1/14        1,725,000   1,714
           Wells Fargo & Co., 4.20%, 1/15/10       5,000,000   5,020
                                                              ------
               Total                                          38,861
                                                              ------

           Computer and Other Data Processing Service (0.8%)
           Gtech Holdings Corp., 4.75%, 10/15/10   5,510,000   5,531
                                                              ------
               Total                                           5,531
                                                              ------

           Consumer Non-Cyclical (1.8%)
           The Clorox Co., 4.20%, 1/15/10 144A     2,200,000   2,211
           The Clorox Co., 5.00%, 1/15/15 144A     1,380,000   1,404
           Estee Lauder, Inc., 5.75%, 10/15/33     1,800,000   1,851
           The Gillette Co., 2.50%, 6/1/08         3,300,000   3,208
           Johnson & Johnson, Inc.,
            6.625%, 9/1/09                         2,750,000   3,061
                                                              ------
               Total                                          11,735
                                                              ------

           Crude Petroleum and Natural Gas (1.9%)
           Conoco Funding Co., 6.35%, 10/15/11     3,330,000   3,717
           Occidental Petroleum, 4.00%, 11/30/07   1,500,000   1,510
           Occidental Petroleum, 7.65%, 2/15/06    2,330,000   2,439
           Occidental Petroleum, 8.45%, 2/15/29    1,430,000   1,937
           Occidental Petroleum,
            10.125%, 9/15/09                       1,000,000   1,234
           XTO Energy Inc., 5.00%, 1/31/15 144A    1,670,000   1,660
                                                              ------
               Total                                          12,497
                                                              ------

           Data Processing and Preparation (0.7%)
           First Data Corp., 3.90%, 10/1/09        4,500,000   4,483
                                                              ------
               Total                                           4,483
                                                              ------

           Eating Places (0.4%)
           McDonald's Corp., 3.875%, 8/15/07       1,550,000   1,555
           McDonald's Corp., 5.375%, 4/30/07       1,200,000   1,251
                                                              ------
               Total                                           2,806
                                                              ------

114

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



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
                                                   Shares/    Value
          Corporate Bonds (42.1%)                   $ Par   $ (000's)
          -----------------------------------------------------------

          Electric Services (2.8%)
          FPL Group Capital, Inc.,
           4.086%, 2/16/07                        1,870,000   1,890
          Indiana Michigan Power,
           5.05%, 11/15/14                        1,560,000   1,559
          Kiowa Power Partners LLC,
           4.811%, 12/30/13 144A                    890,000     892
          Kiowa Power Partners LLC,
           5.737%, 3/30/21 144A                   2,525,000   2,535
          Oncor Electric Delivery,
           6.375%, 1/15/15                          810,000     892
          PacifiCorp, 5.45%, 9/15/13              3,000,000   3,140
          PPL Electric Utilities Corp.,
           4.30%, 6/1/13                          4,900,000   4,730
          Public Service Electric & Gas Corp.,
           5.00%, 1/1/13                          1,000,000   1,021
          Virginia Electric & Power Co.,
           5.25%, 12/15/15                        2,275,000   2,313
                                                             ------
              Total                                          18,972
                                                             ------

          Electrical Equipment and Supplies (0.6%)
          Cooper Industries, Inc., 5.50%, 11/1/09 4,000,000   4,232
                                                             ------
              Total                                           4,232
                                                             ------

          Federal Savings Institutions (0.6%)
          World Savings Bank FSB,
           4.125%, 12/15/09                       4,000,000   4,001
                                                             ------
              Total                                           4,001
                                                             ------

          Fire, Marine and Casualty Insurance (2.0%)
          Berkley (WR) Corp., 9.875%, 5/15/08     2,860,000   3,362
          Berkshire Hathaway, Inc.,
           4.625%, 10/15/13                       5,980,000   5,962
          Berkshire Hathaway, Inc.,
           5.10%, 7/15/14 144A                      900,000     922
          Berkshire Hathaway, Inc.,
           3.40%, 7/2/07 144A                     1,500,000   1,496
          Progressive Corp., 6.375%, 1/15/12      1,415,000   1,562
                                                             ------
              Total                                          13,304
                                                             ------

          Gas Transmission And Distribution (0.4%)
          Consolidated Natural Gas Co.,
           5.00%, 12/1/14                         2,345,000   2,347
                                                             ------
              Total                                           2,347
                                                             ------

          Media (0.6%)
          Time Warner, Inc., 6.875%, 5/1/12       1,670,000   1,902
          Viacom, Inc., 5.625%, 8/15/12           1,670,000   1,786
                                                             ------
              Total                                           3,688
                                                             ------

          Miscellaneous Business Credit Institutions (0.2%)
          Textron Financial Corp., 2.75%, 6/1/06  1,300,000   1,284
                                                             ------
              Total                                           1,284
                                                             ------

          Motors and Generators (0.7%)
          Emerson Electric Co., 4.50%, 5/1/13     1,055,000   1,046
          Emerson Electric Co., 5.75%, 11/1/11      796,000     863
          Emerson Electric Co., 5.85%, 3/15/09    2,400,000   2,574
                                                             ------
              Total                                           4,483
                                                             ------

                                                   Shares/    Value
           Corporate Bonds (42.1%)                  $ Par   $ (000's)
           ----------------------------------------------------------

           Personal Credit Institutions (0.5%)
           SLM Corp., 4.00%, 1/15/10              3,020,000   2,997
                                                             ------
               Total                                          2,997
                                                             ------

           Petroleum Refining (0.5%)
           Amerada Hess Corp., 7.125%, 3/15/33    1,670,000   1,836
           Valero Energy Corp., 4.75%, 6/15/13    1,670,000   1,650
                                                             ------
               Total                                          3,486
                                                             ------

           Pharmaceutical Preparations (2.6%)
           Abbott Laboratories, 3.75%, 3/15/11    2,480,000   2,430
           Astrazeneca PLC, 5.40%, 6/1/14         3,570,000   3,754
           GlaxoSmithKline Capital, Inc.,
            4.375%, 4/15/14                       3,530,000   3,439
           Merck & Co., Inc., 6.40%, 3/1/28         315,000     343
           Merck & Co., Inc. 5.95%, 12/1/28       2,306,000   2,387
           Pfizer, Inc., 4.50%, 2/15/14           1,750,000   1,731
           Pfizer, Inc., 5.625%, 2/1/06           1,875,000   1,925
           Pfizer, Inc., 5.625%, 4/15/09          1,100,000   1,169
                                                             ------
               Total                                         17,178
                                                             ------

           Phone Communications Except Radiophone (2.3%)
           BellSouth Corp., 5.20%, 9/15/14        3,330,000   3,394
           SBC Communications, Inc.,
            5.10%, 9/15/14                        3,250,000   3,280
           Sprint Capital Corp., 8.375%, 3/15/12  3,330,000   4,056
           Telecom Italia Capital, 4.95%, 9/30/14
            144A                                  1,300,000   1,274
           Verizon Global Funding Corp.,
            4.375%, 6/1/13                        3,330,000   3,245
                                                             ------
               Total                                         15,249
                                                             ------

           Radio,TV Electronic Stores (1.1%)
           RadioShack Corp., 6.95%, 9/1/07        1,500,000   1,623
           RadioShack Corp., 7.375%, 5/15/11      4,885,000   5,552
                                                             ------
               Total                                          7,175
                                                             ------

           Railroads, Line-Haul Operating (1.5%)
           Burlington Northern Santa Fe,
            6.125%, 3/15/09                       3,000,000   3,224
           Union Pacific Corp., 3.875%, 2/15/09   3,000,000   2,978
           Union Pacific Corp., 7.375%, 9/15/09   3,000,000   3,389
                                                             ------
               Total                                          9,591
                                                             ------

           Real Estate Investment Trusts (0.9%)
           ERP Operating LP, 4.75%, 6/15/09       1,250,000   1,276
           ERP Operating LP, 5.25%, 9/15/14       3,400,000   3,444
           First Industrial LP, 5.25%, 6/15/09    1,275,000   1,311
                                                             ------
               Total                                          6,031
                                                             ------

           Retail-Retail Stores (2.2%)
           Fortune Brands, Inc., 4.875%, 12/1/13  1,370,000   1,390
           Home Depot, Inc.,
            3.75%, 9/15/09 144A                   7,500,000   7,433
           Limited Brands, Inc., 6.95%, 3/1/33    2,706,000   2,944
           VF Corp., 6.00%, 10/15/33              2,850,000   2,909
                                                             ------
               Total                                         14,676
                                                             ------

                                                          Select Bond Portfolio

                                                                            115

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
                                                  Shares/     Value
           Corporate Bonds (42.1%)                 $ Par    $ (000's)
           ----------------------------------------------------------

           Savings Institutions Except Federal (0.4%)
           U.S. Central Credit Union,
            2.75%, 5/30/08                        2,600,000    2,517
                                                             -------
               Total                                           2,517
                                                             -------

           Security Brokers and Dealers (2.5%)
           Credit Suisse First Boston USA, Inc.,
            4.70%, 6/1/09                         3,900,000    3,991
           Goldman Sachs Group, Inc.,
            5.15%, 1/15/14                        4,500,000    4,560
           Merrill Lynch & Co., Inc.,
            5.00%, 1/15/15                        3,540,000    3,526
           Morgan Stanley, 5.30%, 3/1/13          4,075,000    4,196
                                                             -------
               Total                                          16,273
                                                             -------

           Steel Wire and Related Products (0.5%)
           Hubbell, Inc., 6.375%, 5/15/12         3,200,000    3,487
                                                             -------
               Total                                           3,487
                                                             -------

           Television Broadcasting Stations (0.5%)
           Clear Channel Communications,
            5.50%, 12/15/16                       3,020,000    2,977
                                                             -------
               Total                                           2,977
                                                             -------

           Wines and Distilled Beverages (0.3%)
           Brown Forman Corp., 3.00%, 3/15/08     1,750,000    1,711
                                                             -------
               Total                                           1,711
                                                             -------

               Total Corporate Bonds
                (Cost: $277,333)                             277,718
                                                             -------

           Government and Agency Bonds
           (36.0%)
           ----------------------------------------------------------

           Federal Government & Agencies (36.0%)
           Aid-Israel, 5.50%, 3/18/33             1,890,000    1,984
           BECCS, 0.00%, 11/15/11                 5,600,000    5,264
           Federal Home Loan Bank,
            5.54%, 1/8/09                         3,700,000    3,952
           Federal Home Loan Mortgage Corp.,
            6.50%, 5/1/34                         2,560,715    2,688
           Federal Home Loan Mortgage Corp.,
            4.50%, 5/1/19                         2,947,111    2,939
           Federal Home Loan Mortgage Corp.,
            5.00%, 10/1/19                        4,070,133    4,135
           Federal Home Loan Mortgage Corp.,
            5.50%, 9/1/19                         1,484,160    1,534
           Federal Home Loan Mortgage Corp.,
            7.50%, 10/1/27                          562,389      604
           Housing & Urban Development,
            6.08%, 8/1/13                         4,000,000    4,408
           Housing & Urban Development,
            6.17%, 8/1/14                         3,000,000    3,334
           State of Israel, 7.25%, 12/15/28       3,465,000    3,904
           Tennessee Valley Authority Stripped,
            0.00%, 4/15/42                        3,600,000    2,690
           US Treasury, 2.25%, 4/30/06           71,475,000   70,884
           (f)US Treasury, 2.50%, 10/31/06       25,950,000   25,708
           (f)US Treasury, 2.875%, 11/30/06      25,000,000   24,922
           (f)US Treasury, 3.00%, 11/15/07       27,900,000   27,729

           Government and Agency Bonds           Shares/     Value
           (36.0%)                                $ Par    $ (000's)
           ---------------------------------------------------------

           Federal Government & Agencies continued
           US Treasury, 3.50%, 12/15/09         24,410,000   24,292
           (f)US Treasury, 4.25%, 11/15/14       8,244,000    8,266
           US Treasury, 5.375%, 2/15/31         16,886,000   18,259
                                                            -------

               Total Government and Agency Bonds
                (Cost: $236,898)                            237,496
                                                            -------

           Mortgage and Asset Backed
           Securities (17.7%)
           ---------------------------------------------------------

           Boat Dealers (0.0%)
           Nationscredit Grantor Trust, Series
            1997-2, Class A1, 6.35%, 4/15/14       174,901      175
                                                            -------
               Total                                            175
                                                            -------

           Commercial Mortgages (5.1%)
           Asset Securitization Corp., Series
            1997-D5, Class PS1,
            1.62%, 2/14/43 IO                   10,322,513      540
           Chase Commercial Mortgage
            Securities Corp., Series 1997-1,
            Class B, 7.37%, 4/19/07              1,000,000    1,075
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class A2, 6.60%, 11/19/07            4,071,450    4,327
           Chase Commercial Mortgage
            Securities Corp., Series 1997-2,
            Class B, 6.60%, 11/19/07             2,000,000    2,149
           Commercial Mortgage Acceptance
            Corp., Series 1997-ML1, Class B,
            6.64%, 12/15/30                      2,000,000    2,147
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class A2, 7.26%, 6/20/29 144A        1,242,231    1,328
           Credit Suisse First Boston Mortgage
            Securities Corp., Series 1997-C1,
            Class B, 7.28%, 6/20/29 144A         1,500,000    1,620
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class A1,
            7.00%, 11/2/06 144A                  2,844,391    2,902
           Criimi Mae Commercial Mortgage
            Trust, Series 1998-C1, Class B,
            7.00%, 11/2/11 144A                  4,000,000    4,379
           DLJ Commercial Mortgage Corp.,
            Series 1998-CF1, Class S,
            0.70%, 1/15/18 IO                  104,776,208    2,990
           DLJ Mortgage Acceptance Corp.,
            Series 1997-CF2, Class S,
            0.35%, 10/15/30 IO 144A             76,645,402    1,411
           Enterprise Mortgage Acceptance Co.,
            Series 1998-1, Class IO,
            1.37%, 1/15/23 IO 144A              21,178,658      913
           The Equitable Life Assurance
            Society, Series 174, Class C1,
            7.52%, 5/15/06 144A                  2,000,000    2,099
           Midland Realty Acceptance Corp.,
            Series 1996-C2, Class AEC,
            1.35%, 1/25/29 IO 144A               6,074,123      151

116

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
          Mortgage and Asset Backed               Shares/     Value
          Securities (17.7%)                       $ Par    $ (000's)
          -----------------------------------------------------------

          Commercial Mortgages continued
          Mortgage Capital Funding, Inc., Series
           1997-MC1, Class A3,
           7.29%, 3/20/27                         2,058,037   2,128
          Nomura Asset Securities Corp., Series
           1998-D6, Class A2, 6.99%, 3/15/30      2,800,000   3,254
          (d)RMF Commercial Mortgage Pass-
           Through, Series 1997-1, Class F,
           7.47%, 1/15/19 144A                    1,800,000     180
                                                             ------
              Total                                          33,593
                                                             ------

          Federal Government & Agencies (11.1%)
          Federal National Mortgage
           Association, 4.00%, 6/1/19             1,509,479   1,474
          Federal National Mortgage
           Association, 4.50%, 8/1/19             1,570,130   1,566
          Federal National Mortgage
           Association, 5.00%, 3/1/34             9,958,739   9,900
          Federal National Mortgage
           Association, 5.50%, 9/1/34            10,569,889  10,736
          Federal National Mortgage
           Association, 5.97%, 10/1/08            3,516,554   3,722
          Federal National Mortgage
           Association, 6.22%, 2/1/06             1,748,315   1,781
          Federal National Mortgage
           Association, 6.265%, 10/1/08           2,758,489   2,943
          Federal National Mortgage
           Association, 6.36%, 4/1/08             3,417,338   3,628
          Federal National Mortgage
           Association, 6.75%, 4/25/18            1,751,059   1,838
          Federal National Mortgage
           Association, 6.75%, 12/25/23             633,935     644
          Federal National Mortgage
           Association, 7.36%, 4/1/11             2,769,868   3,134
          Federal National Mortgage
           Association, 11.00%, 12/1/12              12,716      14
          Federal National Mortgage
           Association, 11.00%, 9/1/17               53,538      59
          Federal National Mortgage
           Association, 11.00%, 12/1/17              18,280      20
          Federal National Mortgage
           Association, 11.00%, 2/1/18               37,283      42
          Federal National Mortgage
           Association, 11.50%, 4/1/18               22,444      25
          Federal National Mortgage
           Association, 12.00%, 9/1/12              120,534     134
          Federal National Mortgage
           Association, 12.00%, 12/1/12              43,636      49
          Federal National Mortgage
           Association, 12.00%, 9/1/17               24,625      28
          Federal National Mortgage
           Association, 12.00%, 10/1/17              22,321      25
          Federal National Mortgage
           Association, 12.00%, 12/1/17              10,557      12
          Federal National Mortgage
           Association, 12.00%, 2/1/18               35,966      41
          Federal National Mortgage
           Association, 12.25%, 1/1/18               18,946      22

           Mortgage and Asset Backed               Shares/    Value
           Securities (17.7%)                       $ Par   $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Federal National Mortgage Association,
            12.50%, 4/1/18                            5,068       6
           Federal National Mortgage Association,
            13.00%, 11/1/12                          26,212      30
           Federal National Mortgage Association,
            13.00%, 11/1/17                           9,591      11
           Federal National Mortgage Association,
            13.00%, 12/1/17                           7,186       8
           Federal National Mortgage Association,
            13.00%, 2/1/18                           41,354      48
           Federal National Mortgage Association,
            14.00%, 12/1/17                          16,073      19
           Federal National Mortgage Association,
            TBA, 6.00%, 1/1/35                    5,000,000   5,169
           Government National Mortgage
            Association, 5.50%, 10/15/31             97,424     100
           Government National Mortgage
            Association, 5.50%, 11/15/31             20,312      21
           Government National Mortgage
            Association, 5.50%, 12/15/31            475,132     486
           Government National Mortgage
            Association, 5.50%, 1/15/32             635,821     651
           Government National Mortgage
            Association, 5.50%, 2/15/32             286,791     293
           Government National Mortgage
            Association, 5.50%, 3/15/32             381,508     391
           Government National Mortgage
            Association, 5.50%, 4/15/32              27,691      28
           Government National Mortgage
            Association, 5.50%, 7/15/32              42,127      43
           Government National Mortgage
            Association, 5.50%, 9/15/32           7,790,719   7,970
           Government National Mortgage
            Association, 7.00%, 5/15/23              37,828      40
           Government National Mortgage
            Association, 7.50%, 4/15/22              20,593      22
           Government National Mortgage
            Association, 7.50%, 10/15/23             62,543      68
           Government National Mortgage
            Association, 7.50%, 11/15/25              1,046       1
           Government National Mortgage
            Association, 7.50%, 5/15/26               1,620       2
           Government National Mortgage
            Association, 7.50%, 1/15/27              14,677      16
           Government National Mortgage
            Association, 7.50%, 2/15/27              31,381      34
           Government National Mortgage
            Association, 7.50%, 3/15/27               8,456       9
           Government National Mortgage
            Association, 7.50%, 4/15/27               7,084       8
           Government National Mortgage
            Association, 7.50%, 8/15/27                 871       1
           Government National Mortgage
            Association, 7.50%, 6/15/28              29,653      32
           Government National Mortgage
            Association, 8.00%, 1/15/26              36,534      40

                                                          Select Bond Portfolio

                                                                            117

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
           Mortgage and Asset Backed              Shares/     Value
           Securities (17.7%)                      $ Par    $ (000's)
           ----------------------------------------------------------

           Federal Government & Agencies continued
           Government National Mortgage
            Association, 8.00%, 2/15/26              33,272       36
           Government National Mortgage
            Association, 8.00%, 8/15/26              67,701       74
           Government National Mortgage
            Association, 8.00%, 9/15/26              21,819       24
           Government National Mortgage
            Association, 8.00%, 12/15/26              9,979       11
           Government National Mortgage
            Association, 8.00%, 3/15/27              43,926       48
           Government National Mortgage
            Association, 8.00%, 4/15/27             164,597      179
           Government National Mortgage
            Association, 8.00%, 6/15/27              33,145       36
           Government National Mortgage
            Association, 8.00%, 7/15/27              19,299       21
           Government National Mortgage
            Association, 8.00%, 9/15/27              20,834       23
           Government National Mortgage
            Association, 8.50%, 3/15/23                 381        0
           Government National Mortgage
            Association, 8.50%, 6/15/24              18,166       20
           Government National Mortgage
            Association, 8.50%, 7/15/24              11,491       13
           Government National Mortgage
            Association, 8.50%, 11/15/24             65,652       73
           Government National Mortgage
            Association, 8.50%, 2/15/25              15,102       17
           Government National Mortgage
            Association, 11.00%, 1/15/18            919,980    1,030
           Government National Mortgage
            Association, TBA, 4.50%, 1/1/35      14,730,455   14,361
                                                             -------
               Total                                          73,350
                                                             -------

           Housing Programs (0.0%)
           Rural Housing Trust 1987-1, Series 1,
            Class D, 6.33%, 4/1/26                  254,487      255
                                                             -------
               Total                                             255
                                                             -------

           International Affairs (0.4%)
           Overseas Private Investment,
            4.10%, 11/15/14                       2,875,920    2,865
                                                             -------
               Total                                           2,865
                                                             -------

           Mobil Home Dealers (0.1%)
           Mid-State Trust, Series 6, Class A3,
            7.54%, 7/1/35                           587,218      636
                                                             -------
               Total                                             636
                                                             -------

           Retail-Retail Stores (1.0%)
           LB Mortgage Trust, Series 1991-2,
            Class A3, 8.39%, 1/20/17              5,620,815    6,411
                                                             -------
               Total                                           6,411
                                                             -------

               Total Mortgage and Asset Backed Securities
                (Cost: $115,759)                             117,285
                                                             -------

                                                    Shares/    Value
           Money Market Investment (15.3%)           $ Par   $ (000's)
           -----------------------------------------------------------

           Autos (2.9%)
           BMW U.S. Capital Corp.,
            2.30%, 1/14/05                         5,000,000   4,996
           Daimler Chrysler Auto, 2.24%, 1/11/05   5,000,000   4,997
           Fcar Owner Trust I, 2.25%, 1/5/05       5,000,000   4,998
           New Center Asset Trust,
            2.31%, 1/18/05                         5,000,000   4,995
                                                              ------
               Total                                          19,986
                                                              ------

           Federal Government & Agencies (0.3%)
           Federal Home Loan Mortgage Co.,
            2.42%, 3/22/05                         1,800,000   1,791
                                                              ------
               Total                                           1,791
                                                              ------

           Finance Lessors (2.2%)
           Ranger Funding Co. LLC,
            2.25%, 1/14/05                         5,000,000   4,996
           Thunder Bay Funding, Inc,
            2.27%, 1/20/05                         5,000,000   4,994
           Windmill Funding Corp.,
            2.20%, 1/4/05                          5,000,000   4,999
                                                              ------
               Total                                          14,989
                                                              ------

           Finance Services (1.1%)
           Ciesco LP, 2.20%, 1/3/05                1,970,000   1,970
           Preferred Receivable Funding,
            2.22%, 1/4/05                          5,000,000   4,999
                                                              ------
               Total                                           6,969
                                                              ------

           Flavoring Extracts and Syrups (0.8%)
           Coca-Cola Co., 2.31%, 1/20/05           5,000,000   4,994
                                                              ------
               Total                                           4,994
                                                              ------

           Miscellaneous Business Credit Institutions (0.8%)
           Catepillar Financial, 2.30%, 1/19/05    5,000,000   4,994
                                                              ------
               Total                                           4,994
                                                              ------

           Petroleum Refining (0.4%)
           Chevrontexaco Funding Corp,
            2.25%, 1/5/05                          2,700,000   2,699
                                                              ------
               Total                                           2,699
                                                              ------

           Security Brokers and Dealers (2.3%)
           The Goldman Sachs Group,
            2.33%, 1/27/05                         5,000,000   4,992
           Merrill Lynch, 2.28%, 1/24/05           5,000,000   4,992
           Morgan Stanley Dean Witter,
            2.34%, 1/26/05                         5,000,000   4,992
                                                              ------
               Total                                          14,976
                                                              ------

Select Bond Portfolio

 Select Bond Portfolio


                                                    Shares/    Value
          Money Market Investment (15.3%)            $ Par   $ (000's)
          ------------------------------------------------------------

          Short Term Business Credit (3.7%)
          (b)American Express Credit,
           2.26%, 1/6/05                           5,000,000    4,999
          (b)American General Financial Corp.,
           2.38%, 1/21/05                          5,000,000    4,993
          (b)Old Line Funding Corp.,
           2.24%, 1/11/05                          5,000,000    4,997
          (b)Sheffield Receivables, 2.26%, 1/18/05 5,000,000    4,995
          (b)USAA Cap Corp., 2.27%, 1/10/05        5,000,000    4,997
                                                              -------
              Total                                            24,981
                                                              -------

          Utilities (0.8%)
          National Rural Utility, 2.33%, 1/25/05   5,000,000    4,992
                                                              -------
              Total                                             4,992
                                                              -------

              Total Money Market Investment
               (Cost: $101,371)                               101,371
                                                              -------

              Total Investments (111.5%)
               (Cost $734,198)(a)                             736,834
                                                              -------

              Other Assets, Less Liabilities (-11.5%)         (75,807)
                                                              -------

              Total Net Assets (100.0%)                       661,027
                                                              -------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the value of these securities was $44,905, representing 6.79% of net assets.

 IO -- Interest Only Security
 RB -- Revenue Bond

(a)At December 31, 2004 the aggregate cost of securities for federal tax purposes (in thousands) was $738,383 and the net unrealized depreciation of investments based on that cost was $1,549 which is comprised of $10,951 aggregate gross unrealized appreciation and $12,500 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                       Unrealized
                                                      Appreciation/
                                Number of  Expiration Depreciation
               Issuer (000's)   Contracts     Date       (000's)
               ----------------------------------------------------
               US Ten Year
                Treasury Note      45         3/05         $24
               (Total Notional Value at
                December 31, 2004, $5,062)

(d)Defaulted Security

(f)All or a portion of the securities have been loaned. See Note 6.
    The Accompanying Notes are an Integral Part of the Financial Statements

                                                          Select Bond Portfolio

 Money Market Portfolio


--------------------------------------------------------------------------------

Objective:                              Portfolio Strategy:                                          Net Assets:
Maximum current income consistent       Achieve stability of capital by investing in short-term debt $344 million with liquidity and stability of capital securities.

The Money Market Portfolio's investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's net asset value or net income.

The main determinant of returns from the Money Market Portfolio is short-term interest rates in general. For the year ended December 31, 2004, the return on the Portfolio was 1.43%. The Portfolio outperformed its peer group, Money Market Funds, which had an average return of 0.83% for the same period, according to Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund ranking agency. The Portfolio's outperformance relative to the Index resulted mainly from a management fee waiver of 30 basis points during all of 2004, which ended on December 31, 2004.

Throughout the first five months of 2004, short-term interest rates remained at their lowest levels in many years. But in an effort to moderate economic growth, the Federal Reserve began increasing short-term rates in June, when it raised the federal funds rate by 25 basis points. By year end, the Federal Reserve had raised rates a total of five times, and the fed funds rate, which stood at 1.00% in January, ended the year at 2.25%.

The Federal Reserve governors believe short-term rates are at a level that encourages above average economic activity. They have been methodically raising these short-term interest rates to bring them to a level consistent with moderate economic growth and thereby reducing inflationary pressures.

The increase in short-term rates has not impacted the supply of money market eligible securities. Rather, stability in long-term interest rates has had a larger effect as companies have been able to extend the maturities of their debt to take advantage of the low rate environment, thereby reducing their short-term debt.

Compared to its benchmark, the Money Market Portfolio had a slightly longer average maturity earlier in 2004. The Portfolio's barbell composition (with a large portion of assets invested very short-term) provided the liquidity to reinvest in higher yielding securities as rates were on the rise, which allowed the Portfolio returns to keep pace with the increase in short-term interest rates. At the end of 2004, the average maturity of the Portfolio was in line with its benchmark.

Anticipating more rate increases going forward, we are slowly increasing the Portfolio's average maturity to take advantage of the steepness of the yield curve.


 AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
  STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                  PORTFOLIO.

Money Market Portfolio

 Money Market Portfolio


--------------------------------------------------------------------------------

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Expenses
                             Beginning                Paid During
                              Account     Ending     Period July 1,
                               Value   Account Value    2004 to
                              July 1,  December 31,   December 31,
                               2004        2004          2004*
            -------------------------------------------------------
            Actual           $1,000.00   $1,008.70       $0.00
            -------------------------------------------------------
            Hypothetical (5%
              return before
              expenses)      $1,000.00   $1,024.83       $0.00
            -------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For periods after December 31, 2004, the Fund's Investment Adviser is no longer waiving its 0.30% management fee. In the absence of such fee waiver, the ending account value and expenses paid during the period would have been $1,008.70 and $1.51, respectively, for the actual expense example and $1,023.32 and $1.53, respectively, for the hypothetical expense example.

                                                       Money Market Portfolio

 Money Market Portfolio


Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2004

                                                    Shares/    Value
           Money Market Investments (80.6%)          $ Par   $ (000's)
           -----------------------------------------------------------

           Agricultural Services (2.3%)
           Cargill, Inc., 2.30%, 1/20/05           8,000,000  $ 7,990
                                                              -------
               Total                                            7,990
                                                              -------

           Autos (17.6%)
           Daimler Chrysler Auto, 2.09%, 1/3/05    5,000,000    4,999
           Daimler Chrysler Auto, 2.25%, 1/12/05   8,000,000    7,995
           Fcar Owner Trust I, 2.18%, 1/6/05       8,500,000    8,496
           Fcar Owner Trust I, 2.34%, 1/24/05      7,500,000    7,489
           New Center Asset Trust,
            2.19%, 1/12/05                         8,000,000    7,995
           New Center Asset Trust,
            2.25%, 1/28/05                         8,000,000    7,987
           Toyota Motor Credit Corp.,
            2.21%, 1/28/05                         8,000,000    7,987
           Toyota Motor Credit Corp.,
            2.30%, 2/7/05                          8,000,000    7,981
                                                              -------
               Total                                           60,929
                                                              -------

           Finance Lessors (14.1%)
           Delaware Funding, 2.29%, 2/2/05         8,000,000    7,984
           Ranger Funding Co. LLC,
            2.25%, 1/14/05                         8,000,000    7,994
           Ranger Funding Co. LLC,
            2.33%, 1/24/05                         8,000,000    7,988
           Thunder Bay Funding, Inc.,
            2.15%, 1/18/05                         8,500,000    8,491
           Thunder Bay Funding, Inc.,
            2.34%, 2/1/05                          7,500,000    7,485
           Windmill Funding Corp., 2.04%, 1/3/05   8,500,000    8,499
                                                              -------
               Total                                           48,441
                                                              -------

           Finance Services (4.5%)
           Ciesco LP, 2.20%, 1/3/05                4,410,000    4,409
           Preferred Receivable Funding,
            2.21%, 1/18/05                         7,000,000    6,993
           Preferred Receivable Funding,
            2.34%, 2/1/05                          4,000,000    3,992
                                                              -------
               Total                                           15,394
                                                              -------

           Flavoring Extracts and Syrups (2.3%)
           Coca-Cola Co., 2.31%, 1/20/05           8,000,000    7,990
                                                              -------
               Total                                            7,990
                                                              -------

           Miscellaneous Business Credit Institutions (5.8%)
           Catepillar Financial Services,
            2.20%, 1/11/05                         6,000,000    5,997
           Catepillar Financial Services,
            2.55%, 6/1/05                          4,000,000    4,000
           General Electric Capital Corp.,
            2.00%, 1/4/05                          5,000,000    4,999
           General Electric Capital Corp.,
            2.46%, 7/9/07                          5,000,000    5,000
                                                              -------
               Total                                           19,996
                                                              -------

                                                   Shares/    Value
           Money Market Investments (80.6%)         $ Par   $ (000's)
           ----------------------------------------------------------

           Personal Credit Institutions (6.8%)
           American General, 2.11%, 1/3/05        5,500,000    5,499
           American General, 2.37%, 1/28/05       5,500,000    5,490
           Associates Corp., 2.64875%, 6/27/05    5,000,000    5,000
           Household Finance Corp.,
            2.28%, 2/4/05                         7,500,000    7,484
                                                             -------
               Total                                          23,473
                                                             -------

           Pharmaceutical Preparations (2.5%)
           Pfizer, Inc., 2.00%, 1/4/05            8,500,000    8,499
                                                             -------
               Total                                           8,499
                                                             -------

           Security Brokers and Dealers (8.5%)
           Citigroup Global Markets,
            2.04%, 1/11/05                        5,200,000    5,197
           The Goldman Sachs Group,
            2.33%, 1/27/05                        8,000,000    7,987
           The Goldman Sachs Group,
            2.33%, 1/31/05                        8,000,000    7,984
           Morgan Stanley Dean Witter,
            2.34%, 1/26/05                        8,000,000    7,987
                                                             -------
               Total                                          29,155
                                                             -------

           Short Term Business Credit (11.6%)
           CXC, Inc., 2.15%, 1/11/05              8,000,000    7,995
           Old Line Funding Corp.,
            2.32%, 1/24/05                        8,000,000    7,988
           Old Line Funding Corp., 2.35%, 2/7/05  8,000,000    7,981
           Sheffield Receivables, 2.26%, 1/18/05  8,000,000    7,991
           Sheffield Receivables, 2.28%, 1/25/05  8,000,000    7,988
                                                             -------
               Total                                          39,943
                                                             -------

           Utilities (4.6%)
           National Rural Utility, 2.23%, 1/10/05 7,800,000    7,796
           National Rural Utility, 2.32%, 1/18/05 8,000,000    7,991
                                                             -------
               Total                                          15,787
                                                             -------

               Total Money Market
                Investments (Cost: $277,597)                 277,597
                                                             -------

           Corporate Bonds (15.2%)
           ----------------------------------------------------------

           Banks (6.1%)
           Bank of America Corp.,
            7.875%, 5/16/05                       2,200,000    2,248
           Citigroup, Inc., 2.56%, 2/14/05        4,500,000    4,501
           First Union Corp., 7.55%, 8/18/05      2,200,000    2,271
           HBOS Treasury Services PLC,
            2.53%, 3/14/05                        3,500,000    3,501
           Royal Bank of Canada New York,
            2.3425%, 1/24/05                      4,500,000    4,500
           Wells Fargo Bank, 6.20%, 12/1/05       3,500,000    3,607
                                                             -------
               Total                                          20,628
                                                             -------

  Money Market Portfolio

 Money Market Portfolio


                                                    Shares/     Value
            Corporate Bonds (15.2%)                  $ Par    $ (000's)
            -----------------------------------------------------------

            Miscellaneous Business Credit Institutions (2.9%)
            BP Capital Markets PLC,
             4.00%, 4/29/05                        3,500,000    3,525
            General Electric Capital Corp.,
             7.50%, 5/15/05                        3,500,000    3,574
            Newcourt Credit Group,
             6.875%, 2/16/05                       3,000,000    3,020
                                                               ------
                Total                                          10,119
                                                               ------

            Personal Credit Institutions (3.7%)
            Associates Corp., 6.10%, 1/15/05       4,000,000    4,008
            Household Finance Corp.,
             6.50%, 1/24/06                        6,050,000    6,261
            USAA Capital Corp., 7.54%, 3/30/05     2,600,000    2,637
                                                               ------
                Total                                          12,906
                                                               ------

            Pharmaceutical Preparations (1.0%)
            Merck & Co., Inc., 4.125%, 1/18/05     3,500,000    3,505
                                                               ------
                Total                                           3,505
                                                               ------

            Security Brokers and Dealers (1.5%)
            Morgan Stanley Dean Witter,
             7.75%, 6/15/05                        3,500,000    3,588
            Salomon Smith Barney, 6.25%, 1/15/05   1,500,000    1,503
                                                               ------
                Total                                           5,091
                                                               ------

                Total Corporate Bonds
                 (Cost: $52,249)                               52,249
                                                               ------

                                                 Shares/    Value
             Government and Agency Bonds (5.9%)   $ Par   $ (000's)
             ------------------------------------------------------

             Federal Government & Agencies (5.9%)
             Federal Home Loan Bank,
              7.125%, 2/15/05                   3,500,000    3,524
             Federal Home Loan Bank,
              1.45%, 3/11/05                    6,000,000    6,000
             Federal Home Loan Bank,
              1.58%, 5/20/05                    7,450,000    7,450
             Federal Home Loan Mortgage Corp.,
              1.875%, 1/15/05                   3,500,000    3,501
                                                           -------

                 Total Government and Agency Bonds
                  (Cost: $20,475)                           20,475
                                                           -------

                 Total Investments (101.7%)
                  (Cost $350,321)                          350,321
                                                           -------

                 Other Assets, Less Liabilities (-1.7%)     (5,853)
                                                           -------

                 Total Net Assets (100.0%)                 344,468
                                                           -------


    The Accompanying Notes are an Integral Part of the Financial Statements

                                                       Money Market Portfolio

 Statements of Assets and Liabilities


Northwestern Mutual Series Fund, Inc.
December 31, 2004
(in thousands, except per share data)

                                                                                                Franklin
                                                                                                Templeton
                                       Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                      Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments, at value (1)..........  $  442,635    $  201,121     $1,283,572   $  109,673    $  979,796      $   71,963
  Cash...............................          64            75             11          247            60              99
  Due From Sale of Fund Shares.......         162           173            366          135           390              81
  Due From Sale of Securities........          --           118             --          614            --              --
  Due From Sale of Foreign
   Currency..........................          --            --             --          688           117              --
  Futures Variation Margin...........          11            --             16           --            --              --
  Dividends and Interest Receivables.          36           305            272           84         1,568              77
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Assets......................     442,908       201,792      1,284,237      111,441       981,931          72,220
                                       ----------    ----------     ----------   ----------    ----------      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....          20         1,427          4,609           65            --              --
  Due on Purchase of Foreign
   Currency..........................          --            --             --          738            --              --
  Due on Redemption of Fund
   Shares............................         241            49            561           38           360              24
  Due to Investment Advisor..........         202           141            554           68           536              50
  Accrued Expenses...................          25            32             18           34            58              15
  Futures Variation Margin...........          --            --             --           --            --              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Total Liabilities.................         488         1,649          5,742          943           954              89
                                       ----------    ----------     ----------   ----------    ----------      ----------
   Net Assets........................  $  442,420    $  200,143     $1,278,495   $  110,498    $  980,977      $   72,131
                                       ==========    ==========     ==========   ==========    ==========      ==========
Represented By:
  Aggregate Paid in Capital (2), (3).  $  345,867    $  144,196     $1,134,824   $   83,087    $  804,157      $   57,504
  Undistributed Net Investment
   Income (Loss).....................          --           702            635          (16)       18,101               6
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................       3,731         5,788       (112,367)        (803)      (68,791)            320
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............      92,325        49,457        255,277       28,222       227,457          14,301
   Futures Contracts.................         497            --            126           --            --              --
   Foreign Currency Transactions.....          --            --             --            8            53              --
                                       ----------    ----------     ----------   ----------    ----------      ----------
  Net Assets for Shares
   Outstanding (2)...................  $  442,420    $  200,143     $1,278,495   $  110,498    $  980,977      $   72,131
                                       ==========    ==========     ==========   ==========    ==========      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........  $     2.30    $     1.58     $     3.11   $     1.32    $     1.65      $     1.45
                                       ==========    ==========     ==========   ==========    ==========      ==========
(1) Investments, at cost.............  $  350,310    $  151,664     $1,028,295   $   81,451    $  752,339      $   57,662
(2) Shares Outstanding...............     192,363       126,789        411,284       83,781       592,894          49,575
(3) Shares authorized, $.01 par value   2,000,000     2,000,000      2,000,000    2,000,000     2,000,000       2,000,000


                                      Index 400
                                        Stock
                                      Portfolio
------------------------------------------------
Assets
  Investments, at value (1).......... $  426,266
  Cash...............................         57
  Due From Sale of Fund Shares.......        368
  Due From Sale of Securities........         --
  Due From Sale of Foreign
   Currency..........................         --
  Futures Variation Margin...........        116
  Dividends and Interest Receivables.        265
                                      ----------
   Total Assets......................    427,072
                                      ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral.....         --
  Due on Purchase of Foreign
   Currency..........................         --
  Due on Redemption of Fund
   Shares............................        121
  Due to Investment Advisor..........         89
  Accrued Expenses...................         35
  Futures Variation Margin...........         --
                                      ----------
   Total Liabilities.................        245
                                      ----------
   Net Assets........................ $  426,827
                                      ==========
Represented By:
  Aggregate Paid in Capital (2), (3). $  326,641
  Undistributed Net Investment
   Income (Loss).....................      3,406
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments.......................     17,244
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.............     78,124
   Futures Contracts.................      1,412
   Foreign Currency Transactions.....         --
                                      ----------
  Net Assets for Shares
   Outstanding (2)................... $  426,827
                                      ==========
  Net Asset Value, Offering and
   Redemption Price per Share........ $     1.46
                                      ==========
(1) Investments, at cost............. $  348,142
(2) Shares Outstanding...............    291,839
(3) Shares authorized, $.01 par value  2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Assets and Liabilities

                                      Capital    T. Rowe
   Janus                             Guardian     Price
  Capital      Growth    Large Cap   Domestic    Equity    Index 500    Asset               High Yield                Money
Appreciation    Stock    Core Stock   Equity     Income      Stock    Allocation Balanced      Bond     Select Bond  Market
 Portfolio    Portfolio  Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio    Portfolio  Portfolio
------------------------------------------------------------------------------------------------------------------------------
 $   56,474  $  686,596  $  469,620  $  211,516 $   90,147 $1,901,752 $  196,400 $3,173,820 $  226,081  $  736,834  $  350,321
        184          78          52         227         --         38         83        100         93         205          10
         81         185         266         166        107        795        245        679         80         379         200
         --          --          --          --         44         --         --         --        102          --          --
         --          --          --          --         --         --        188         --         --          --          --
         --          --          --          --         --         --         --         --         --          --          --
         20         563         484         312        158      2,467        732     12,508      3,723       5,196         907
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
     56,759     687,422     470,422     212,221     90,456  1,905,052    197,648  3,187,107    230,079     742,614     351,438
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
         --          --          --          88        577         --        908    201,938        554      81,221       6,436
         --          --          --          --         --         --         --         --         --          --          --
         18         289         290          35         66        551          9        988         94         187         534
         37         244         170         105         47        320         90        756         90         167          --
         14          25          23          16         19         35         60         --         29          --          --
         --          15           4          --         --         24         13        246         --          12          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
         69         573         487         244        709        930      1,080    203,928        767      81,587       6,970
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
 $   56,690  $  686,849  $  469,935  $  211,977 $   89,747 $1,904,122 $  196,568 $2,983,179 $  229,312  $  661,027  $  344,468
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $   42,635  $  659,693  $  562,655  $  174,602 $   75,770 $1,354,468 $  168,309 $2,197,100 $  270,125  $  634,653  $  344,468
         --       7,067       6,146          59         11     32,479      3,070     76,800     15,509      24,741          --
       (565)    (65,699)   (166,528)      4,738        732     28,047      2,737     29,592    (65,398)     (1,028)         --

     14,620      85,285      67,545      32,578     13,234    488,656     22,019    672,092      9,076       2,637          --
         --         503         117          --         --        472        429      7,595         --          24          --
         --          --          --          --         --         --          4         --         --          --          --
 ----------  ----------  ----------  ---------- ---------- ---------- ---------- ---------- ----------  ----------  ----------
 $   56,690  $  686,849  $  469,935  $  211,977 $   89,747 $1,904,122 $  196,568 $2,983,179 $  229,312  $  661,027  $  344,468
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $     1.43  $     1.98  $     1.14  $     1.14 $     1.35 $     2.94 $     1.12 $     1.87 $     0.76  $     1.23  $     1.00
 ==========  ==========  ==========  ========== ========== ========== ========== ========== ==========  ==========  ==========
 $   41,854  $  601,311  $  402,075  $  178,938 $   76,913 $1,413,096 $  174,381 $2,501,728 $  217,005  $  734,198  $  350,321
     39,640     346,265     411,485     185,285     66,486    647,107    175,490  1,592,535    302,130     538,415     344,481
  2,000,000   2,000,000   2,000,000   2,000,000  2,000,000  2,000,000  2,000,000  3,000,000  2,000,000   1,000,000   2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements

                                           Statements of Assets and Liabilities

 Statements of Operations


Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2004
(in thousands)

                                                                                                  Franklin
                                                                                                  Templeton
                                         Small Cap    T. Rowe Price   Aggressive  International International AllianceBernstein
                                        Growth Stock Small Cap Value Growth Stock    Growth        Equity       Mid Cap Value
                                         Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
  Income
   Interest............................   $   236        $    87       $    568      $    58      $    610         $    43
   Dividends (1).......................       810          2,495          6,279        1,435        24,448             992
                                          -------        -------       --------      -------      --------         -------
      Total Income.....................     1,046          2,582          6,847        1,493        25,058           1,035
                                          -------        -------       --------      -------      --------         -------
  Expenses
   Management Fees.....................     2,170          1,301          6,185          625         5,621             465
   Custodian Fees......................        19             28             13          176           455               9
   Audit Fees..........................        16             14             17           17            24              10
   Other Expenses......................         1              1              1            1             1               1
                                          -------        -------       --------      -------      --------         -------
      Total Expenses...................     2,206          1,344          6,216          819         6,101             485
                                          -------        -------       --------      -------      --------         -------
    Less Waived Fees:
      Waived by Affiliate..............        --             --             --           --            --              --
      Paid Indirectly..................        (1)            (1)            (4)          --            --              (1)
                                          -------        -------       --------      -------      --------         -------
      Total Net Expenses...............     2,205          1,343          6,212          819         6,101             484
                                          -------        -------       --------      -------      --------         -------
   Net Investment Income (Loss)........    (1,159)         1,239            635          674        18,957             551
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities...............    31,123          5,350        102,964        4,719        53,548           4,460
   Futures Contracts...................       263             --            516           --            --              --
   Foreign Currency Transactions.......        --             --             --          (16)         (651)             --
                                          -------        -------       --------      -------      --------         -------
      Net Realized Gain (Loss) on
       Investments and Foreign
       Currencies......................    31,386          5,350        103,480        4,703        52,897           4,460
                                          -------        -------       --------      -------      --------         -------
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities...............    38,651         28,984         57,173       12,642        86,049           5,278
   Futures Contracts...................       576             --            126           --            --              --
   Foreign Currency Transactions.......        --             --             --            3           (54)             --
                                          -------        -------       --------      -------      --------         -------
      Net Change in Unrealized
       Appreciation (Depreciation)
       of Investments..................    39,227         28,984         57,299       12,645        85,995           5,278
                                          -------        -------       --------      -------      --------         -------
  Net Gain (Loss) on Investments.......    70,613         34,334        160,779       17,348       138,892           9,738
                                          -------        -------       --------      -------      --------         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............   $69,454        $35,573       $161,414      $18,022      $157,849         $10,289
                                          =======        =======       ========      =======      ========         =======
  (1) Less Foreign Dividend Tax........   $    --        $     1       $     17      $    58      $    954         $     2


                                        Index 400
                                          Stock
                                        Portfolio
-------------------------------------------------
Investment Income
  Income
   Interest............................  $   425
   Dividends (1).......................    4,165
                                         -------
      Total Income.....................    4,590
                                         -------
  Expenses
   Management Fees.....................      939
   Custodian Fees......................       32
   Audit Fees..........................       16
   Other Expenses......................        1
                                         -------
      Total Expenses...................      988
                                         -------
    Less Waived Fees:
      Waived by Affiliate..............       --
      Paid Indirectly..................       (1)
                                         -------
      Total Net Expenses...............      987
                                         -------
   Net Investment Income (Loss)........    3,603
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currencies
  Net Realized Gain (Loss) on:
   Investment Securities...............   17,166
   Futures Contracts...................    3,254
   Foreign Currency Transactions.......       --
                                         -------
      Net Realized Gain (Loss) on
       Investments and Foreign
       Currencies......................   20,420
                                         -------
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities...............   33,436
   Futures Contracts...................      976
   Foreign Currency Transactions.......       --
                                         -------
      Net Change in Unrealized
       Appreciation (Depreciation)
       of Investments..................   34,412
                                         -------
  Net Gain (Loss) on Investments.......   54,832
                                         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.............  $58,435
                                         =======
  (1) Less Foreign Dividend Tax........  $    --

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Operations

                                   Capital   T. Rowe
   Janus                          Guardian    Price
  Capital     Growth   Large Cap  Domestic   Equity   Index 500   Asset              High Yield               Money
Appreciation   Stock   Core Stock  Equity    Income     Stock   Allocation Balanced     Bond    Select Bond  Market
 Portfolio   Portfolio Portfolio  Portfolio Portfolio Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
---------------------------------------------------------------------------------------------------------------------
   $   75     $   448   $   270    $   156   $    58  $    439   $ 2,991   $ 60,071   $16,507     $26,979    $ 5,155
      278       9,444     7,979      3,582     1,541    35,954     1,152     27,066        97          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      353       9,892     8,249      3,738     1,599    36,393     4,143     87,137    16,604      26,979      5,155
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      346       2,786     1,933      1,014       428     3,577       917      8,689       990       1,887      1,094
        8          22        18         12        13        32       107         --        27          --         --
       10          17        17         12        10        18        16         --        21          --         --
       --           1         1          1         1         1         3         --         1          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      364       2,826     1,969      1,039       452     3,628     1,043      8,689     1,039       1,887      1,094
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
       --          --        --         --        --        --        --         --        --          --     (1,094)
       --          (1)       (1)        (1)       --        --        (1)        --        (3)         --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      364       2,825     1,968      1,038       452     3,628     1,042      8,689     1,036       1,887         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
      (11)      7,067     6,281      2,700     1,147    32,765     3,101     78,448    15,568      25,092      5,155

     (454)     29,026      (661)    11,200     2,719    30,187     2,536     13,176    11,051       3,161         --
       --       1,385       181         --        --     2,758     1,518     40,988        --       4,891         --
       --          --        --         --        --        --         1         --        --          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------

     (454)     30,411      (480)    11,200     2,719    32,945     4,055     54,164    11,051       8,052         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------

    8,982       5,558    29,519     14,404     6,583   119,833     9,662     97,694    (1,107)     (2,909)        --
       --         177       117         --        --      (619)       --     (8,234)       --      (1,204)        --
       --          --        --         --        --        --         1         --        --          --         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------

    8,982       5,735    29,636     14,404     6,583   119,214     9,663     89,460    (1,107)     (4,113)        --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
    8,528      36,146    29,156     25,604     9,302   152,159    13,718    143,624     9,944       3,939         --
   ------     -------   -------    -------   -------  --------   -------   --------   -------     -------    -------
   $8,517     $43,213   $35,437    $28,304   $10,449  $184,924   $16,819   $222,072   $25,512     $29,031    $ 5,155
   ======     =======   =======    =======   =======  ========   =======   ========   =======     =======    =======
   $    2     $    42   $    (8)   $    38   $     7  $     --   $    52   $     --   $    --     $    --    $    --

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                       Statements of Operations

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Small Cap Growth Stock Portfolio                          2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ (1,159)    $ (1,036)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     31,386       18,249
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     39,227       69,720
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     69,454       86,933
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --           --
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --           --
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 28,670 and 35,064 Shares....     58,058       58,399
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid...........................         --           --
   Payments for 25,634 and 20,868 Shares Redeemed....    (51,704)     (33,600)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........      6,354       24,799
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     75,808      111,732
Net Assets
   Beginning of Period...............................    366,612      254,880
                                                        --------     --------
   End of Period.....................................   $442,420     $366,612
                                                        ========     ========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
T. Rowe Price Small Cap Value Portfolio                   2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  1,239     $    562
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      5,350        2,029
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     28,984       24,642
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     35,573       27,233
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (331)          --
   Net Realized Gain on Investments..................     (1,925)          --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (2,256)          --
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 41,747 and 38,564 Shares....     58,312       42,482
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (1,702 and 0 Shares,
     respectively)...................................      2,256           --
   Payments for 11,364 and 10,062 Shares Redeemed....    (15,686)     (10,854)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     44,882       31,628
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     78,199       58,861
Net Assets
   Beginning of Period...............................    121,944       63,083
                                                        --------     --------
   End of Period.....................................   $200,143     $121,944
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Aggressive Growth Stock Portfolio                         2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $      635   $   (1,043)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     103,480        1,043
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      57,299      238,195
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     161,414      238,195
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................          --           --
   Net Realized Gain on Investments..................          --           --
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................          --           --
                                                       ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 25,228 and 33,086 Shares....      70,609       78,472
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid...........................          --           --
   Payments for 50,196 and 52,230 Shares Redeemed....    (141,070)    (123,200)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     (70,461)     (44,728)
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............      90,953      193,467
Net Assets
   Beginning of Period...............................   1,187,542      994,075
                                                       ----------   ----------
   End of Period.....................................  $1,278,495   $1,187,542
                                                       ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
International Growth Portfolio                            2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $    674     $    381
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      4,703         (902)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     12,645       17,919
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     18,022       17,398
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................       (625)        (420)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (625)        (420)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 33,565 and 30,332 Shares....     39,016       27,066
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (475 and 388 Shares,
     respectively)...................................        625          420
   Payments for 11,379 and 14,368 Shares Redeemed....    (13,230)     (13,147)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     26,411       14,339
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     43,808       31,317
Net Assets
   Beginning of Period...............................     66,690       35,373
                                                        --------     --------
   End of Period.....................................   $110,498     $ 66,690
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.


                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Franklin Templeton International Equity Portfolio         2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 18,957     $ 14,871
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     52,897      (47,810)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     85,995      260,519
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    157,849      227,580
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................    (14,573)     (11,039)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (14,573)     (11,039)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 71,383 and 306,456 Shares...    104,132      326,386
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (10,380 and 10,594
     Shares, respectively)...........................     14,574       11,039
   Payments for 52,582 and 303,227 Shares Redeemed...    (76,712)    (321,361)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     41,994       16,064
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............    185,270      232,605
Net Assets
   Beginning of Period...............................    795,707      563,102
                                                        --------     --------
   End of Period.....................................   $980,977     $795,707
                                                        ========     ========

                                                                        For the
                                                        For the      Period May 1,
                                                       Year Ended       2003(a)
                                                      December 31,      through
AllianceBernstein Mid Cap Value Portfolio                 2004     December 31, 2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $   551         $   156
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     4,460             485
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     5,278           9,007
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    10,289           9,648
                                                        -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................      (543)           (160)
   Net Realized Gain on Investments..................    (4,226)           (381)
                                                        -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (4,769)           (541)
                                                        -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 16,224 and 33,540 Shares....    22,455          34,956
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (3,307 and 415 Shares,
     respectively)...................................     4,769             541
   Payments for 3,477 and 435 Shares Redeemed........    (4,704)           (513)
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    22,520          34,984
                                                        -------         -------
 Total Increase (Decrease) in Net Assets.............    28,040          44,091
Net Assets
   Beginning of Period...............................    44,091              --
                                                        -------         -------
   End of Period.....................................   $72,131         $44,091
                                                        =======         =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 400 Stock Portfolio                                 2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  3,603     $  2,461
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     20,420        3,452
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     34,412       78,087
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     58,435       84,000
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (2,524)      (1,934)
   Net Realized Gain on Investments..................     (2,268)          --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (4,792)      (1,934)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 48,930 and 57,250 Shares....     64,564       61,744
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (3,734 and 1,962
     Shares, respectively)...........................      4,792        1,934
   Payments for 29,428 and 27,449 Shares Redeemed....    (38,672)     (28,654)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     30,684       35,024
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     84,327      117,090
Net Assets
   Beginning of Period...............................    342,500      225,410
                                                        --------     --------
   End of Period.....................................   $426,827     $342,500
                                                        ========     ========

                                                                        For the
                                                        For the      Period May 1,
                                                       Year Ended       2003(a)
                                                      December 31,      through
Janus Capital Appreciation Portfolio                      2004     December 31, 2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $   (11)        $    14
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      (454)            (34)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     8,982           5,638
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     8,517           5,618
                                                        -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................       (51)            (14)
   Net Realized Gain on Investments..................        --             (77)
                                                        -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................       (51)            (91)
                                                        -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 11,304 and 31,143 Shares....    14,424          31,680
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (36 and 77 Shares,
     respectively)...................................        51              91
   Payments for 2,404 and 515 Shares Redeemed........    (2,981)           (568)
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    11,494          31,203
                                                        -------         -------
 Total Increase (Decrease) in Net Assets.............    19,960          36,730
Net Assets
   Beginning of Period...............................    36,730              --
                                                        -------         -------
   End of Period.....................................   $56,690         $36,730
                                                        =======         =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Growth Stock Portfolio                                    2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  7,067     $  4,542
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     30,411       22,011
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      5,735       78,208
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     43,213      104,761
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (4,542)      (4,774)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (4,542)      (4,774)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 29,901 and 46,115 Shares....     55,981       76,995
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (2,470 and 2,934
     Shares, respectively)...........................      4,542        4,774
   Payments for 41,710 and 40,664 Shares Redeemed....    (78,216)     (67,306)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    (17,693)      14,463
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     20,978      114,450
Net Assets
   Beginning of Period...............................    665,871      551,421
                                                        --------     --------
   End of Period.....................................   $686,849     $665,871
                                                        ========     ========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Large Cap Core Stock Portfolio                            2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  6,281     $  4,201
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................       (480)     (84,731)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     29,636      167,352
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     35,437       86,822
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (4,200)      (3,770)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (4,200)      (3,770)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 37,334 and 44,876 Shares....     39,932       42,265
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (4,015 and 4,194
     Shares, respectively)...........................      4,200        3,770
   Payments for 49,534 and 51,025 Shares Redeemed....    (52,988)     (47,477)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     (8,856)      (1,442)
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     22,381       81,610
Net Assets
   Beginning of Period...............................    447,554      365,944
                                                        --------     --------
   End of Period.....................................   $469,935     $447,554
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Capital Guardian Domestic Equity Portfolio                2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  2,700     $  1,807
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     11,200          215
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     14,404       29,182
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     28,304       31,204
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................     (2,660)      (1,804)
   Net Realized Gain on Investments..................     (2,783)          --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (5,443)      (1,804)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 55,988 and 46,482 Shares....     59,051       39,838
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (4,768 and 1,826
     Shares, respectively)...........................      5,443        1,804
   Payments for 10,950 and 10,806 Shares Redeemed....    (11,477)      (9,217)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     53,017       32,425
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     75,878       61,825
Net Assets
   Beginning of Period...............................    136,099       74,274
                                                        --------     --------
   End of Period.....................................   $211,977     $136,099
                                                        ========     ========

                                                                        For the
                                                        For the      Period May 1,
                                                       Year Ended       2003(a)
                                                      December 31,      through
T. Rowe Price Equity Income Portfolio                     2004     December 31, 2003
------------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 1,147         $   439
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     2,719             408
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     6,583           6,651
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................    10,449           7,498
                                                        -------         -------
 Distributions to Shareholders from:
   Net Investment Income.............................    (1,138)           (435)
   Net Realized Gain on Investments..................    (2,181)           (216)
                                                        -------         -------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (3,319)           (651)
                                                        -------         -------
 Fund Share Transactions:
   Proceeds from Sale of 27,239 and 39,054 Shares....    34,607          40,714
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (2,475 and 543 Shares,
     respectively)...................................     3,319             651
   Payments for 2,336 and 489 Shares Redeemed........    (2,973)           (548)
                                                        -------         -------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........    34,953          40,817
                                                        -------         -------
 Total Increase (Decrease) in Net Assets.............    42,083          47,664
Net Assets
   Beginning of Period...............................    47,664              --
                                                        -------         -------
   End of Period.....................................   $89,747         $47,664
                                                        =======         =======

(a)Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Index 500 Stock Portfolio                                 2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $   32,765   $   23,881
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      32,945       17,414
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     119,214      344,408
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     184,924      385,703
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................     (23,734)     (21,914)
   Net Realized Gain on Investments..................     (19,343)      (8,037)
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (43,077)     (29,951)
                                                       ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 53,590 and 64,442 Shares....     147,360      153,657
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (16,097 and 13,329
     Shares, respectively)...........................      43,077       29,951
   Payments for 67,111 and 62,305 Shares Redeemed....    (184,282)    (146,121)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........       6,155       37,487
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............     148,002      393,239
Net Assets
   Beginning of Period...............................   1,756,120    1,362,881
                                                       ----------   ----------
   End of Period.....................................  $1,904,122   $1,756,120
                                                       ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Asset Allocation Portfolio                                2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $  3,101     $  2,087
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      4,055        3,511
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      9,663       16,774
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     16,819       22,372
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................         --       (2,122)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................         --       (2,122)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 62,501 and 60,300 Shares....     65,021       55,946
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (0 and 2,087 Shares,
     respectively)...................................         --        2,122
   Payments for 15,192 and 35,897 Shares Redeemed....    (15,750)     (35,100)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     49,271       22,968
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     66,090       43,218
Net Assets
   Beginning of Period...............................    130,478       87,260
                                                        --------     --------
   End of Period.....................................   $196,568     $130,478
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
Balanced Portfolio                                        2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................  $   78,448   $   73,405
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................      54,164      138,458
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................      89,460      233,710
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     222,072      445,573
                                                       ----------   ----------
 Distributions to Shareholders from:
   Net Investment Income.............................     (73,596)     (85,974)
   Net Realized Gain on Investments..................    (103,896)          --
                                                       ----------   ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (177,492)     (85,974)
                                                       ----------   ----------
 Fund Share Transactions:
   Proceeds from Sale of 95,815 and 98,048 Shares....     174,463      167,389
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (102,300 and 52,328
     Shares, respectively)...........................     177,492       85,974
   Payments for 167,929 and 167,140 Shares
     Redeemed........................................    (304,844)    (283,003)
                                                       ----------   ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........      47,111      (29,640)
                                                       ----------   ----------
 Total Increase (Decrease) in Net Assets.............      91,691      329,959
Net Assets
   Beginning of Period...............................   2,891,488    2,561,529
                                                       ----------   ----------
   End of Period.....................................  $2,983,179   $2,891,488
                                                       ==========   ==========

                                                        For the      For the
                                                       Year Ended   Year Ended
                                                      December 31, December 31,
High Yield Bond Portfolio                                 2004         2003
-------------------------------------------------------------------------------
                                                           (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss)......................   $ 15,568     $ 14,601
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies..............................     11,051        7,972
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments...................     (1,107)      20,079
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations......................     25,512       42,652
                                                        --------     --------
 Distributions to Shareholders from:
   Net Investment Income.............................    (14,554)        (362)
   Net Realized Gain on Investments..................         --           --
                                                        --------     --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................    (14,554)        (362)
                                                        --------     --------
 Fund Share Transactions:
   Proceeds from Sale of 49,668 and 80,917 Shares....     35,967       52,808
   Proceeds from Shares Issued on Reinvestments
     of Distributions Paid (21,213 and 572
     Shares, respectively)...........................     14,554          362
   Payments for 43,729 and 50,808 Shares Redeemed....    (31,538)     (33,642)
                                                        --------     --------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions.........     18,983       19,528
                                                        --------     --------
 Total Increase (Decrease) in Net Assets.............     29,941       61,818
Net Assets
   Beginning of Period...............................    199,371      137,553
                                                        --------     --------
   End of Period.....................................   $229,312     $199,371
                                                        ========     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                            Statements of Changes in Net Assets

 Statements of Changes in Net Assets


Northwestern Mutual Series Fund, Inc.

                                                                                                       For the      For the
                                                                                                      Year Ended   Year Ended
                                                                                                     December 31, December 31,
Select Bond Portfolio                                                                                    2004         2003
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)....................................................................   $ 25,092    $  25,481
    Net Realized Gain (Loss) on Investments and Foreign Currencies..................................      8,052       17,559
    Net Change in Unrealized Appreciation (Depreciation) of Investments.............................     (4,113)     (10,035)
                                                                                                       --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations................................     29,031       33,005
                                                                                                       --------    ---------
  Distributions to Shareholders from:
    Net Investment Income...........................................................................    (25,605)     (24,369)
    Net Realized Gain on Investments................................................................    (17,701)     (13,905)
                                                                                                       --------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders........................    (43,306)     (38,274)
                                                                                                       --------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 88,198 and 106,806 Shares.................................................    108,312      135,872
    Proceeds from Shares Issued on Reinvestments of Distributions Paid (37,204 and 31,067 Shares,
     respectively)..................................................................................     43,306       38,274
    Payments for 79,381 and 105,045 Shares Redeemed.................................................    (97,641)    (131,570)
                                                                                                       --------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions...................     53,977       42,576
                                                                                                       --------    ---------
  Total Increase (Decrease) in Net Assets...........................................................     39,702       37,307
Net Assets
    Beginning of Period.............................................................................    621,325      584,018
                                                                                                       --------    ---------
    End of Period...................................................................................   $661,027    $ 621,325
                                                                                                       ========    =========

                                                                                                     For the      For the
                                                                                                    Year Ended   Year Ended
                                                                                                   December 31, December 31,
Money Market Portfolio                                                                                 2004         2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss)..................................................................  $   5,155    $   5,837
    Net Realized Gain (Loss) on Investments and Foreign Currencies................................         --           --
    Net Change in Unrealized Appreciation (Depreciation) of Investments...........................         --           --
                                                                                                    ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations..............................      5,155        5,837
                                                                                                    ---------    ---------
  Distributions to Shareholders from:
    Net Investment Income.........................................................................     (5,155)      (5,836)
    Net Realized Gain on Investments..............................................................         --           --
                                                                                                    ---------    ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders......................     (5,155)      (5,836)
                                                                                                    ---------    ---------
  Fund Share Transactions:
    Proceeds from Sale of 156,221 and 420,450 Shares..............................................    156,229      420,450
    Proceeds from Shares Issued on Reinvestments of Distributions Paid (5,155 and 5,836 Shares,
     respectively)................................................................................      5,155        5,836
    Payments for 216,789 and 527,727 Shares Redeemed..............................................   (216,789)    (527,727)
                                                                                                    ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions.................    (55,405)    (101,441)
                                                                                                    ---------    ---------
  Total Increase (Decrease) in Net Assets.........................................................    (55,405)    (101,440)
Net Assets
    Beginning of Period...........................................................................    399,873      501,313
                                                                                                    ---------    ---------
    End of Period.................................................................................  $ 344,468    $ 399,873
                                                                                                    =========    =========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statements of Changes in Net Assets

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio                                          For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.94  $   1.46  $   1.79  $   1.86  $   1.79
  Income from Investment Operations:
    Net Investment Income.......................................    (0.01)       --        --        --        --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.37      0.48     (0.33)    (0.07)     0.13
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.36      0.48     (0.33)    (0.07)     0.13
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................       --        --        --        --        --
    Distributions from Realized Gains on Investments............       --        --        --        --     (0.06)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................       --        --        --        --     (0.06)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   2.30  $   1.94  $   1.46  $   1.79  $   1.86
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................   18.80%    33.06%   (18.42%)   (3.76%)    6.71%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $442,420  $366,612  $254,880  $291,448  $250,314
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.57%     0.59%     0.60%     0.60%     0.67%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....   (0.30%)   (0.35%)   (0.26%)    0.17%     0.19%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   87.74%    84.20%    41.87%    70.58%    86.13%
                                                                 ========  ========  ========  ========  ========


                                                                                               For the Period
                                                                                              July 31, 2001(a)
T. Rowe Price Small Cap Value Portfolio                       For the Year Ended December 31,     through
                                                              --------------------------------  December 31,
(For a share outstanding throughout the period)                 2004        2003      2002          2001
----------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period......................... $   1.29    $   0.95  $  1.02       $  1.00
  Income from Investment Operations:
    Net Investment Income....................................     0.01        0.01     0.01            --
    Net Realized and Unrealized Gains on Investments.........     0.30        0.33    (0.07)         0.02
                                                               --------   --------  -------       -------
     Total from Investment Operations........................     0.31        0.34    (0.06)         0.02
                                                               --------   --------  -------       -------
  Less Distributions:
    Distributions from Net Investment Income.................       --          --    (0.01)           --
    Distributions from Realized Gains on Investments.........    (0.02)         --       --            --
                                                               --------   --------  -------       -------
     Total Distributions.....................................    (0.02)         --    (0.01)           --
                                                               --------   --------  -------       -------
Net Asset Value, End of Period............................... $   1.58    $   1.29  $  0.95       $  1.02
                                                               ========   ========  =======       =======
Total Return(d)..............................................   24.57%      35.15%   (5.58%)        1.76%
                                                               ========   ========  =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..................... $200,143    $121,944  $63,083       $21,003
                                                               ========   ========  =======       =======
Ratio of Gross Expenses to Average Net Assets................    0.88%       0.90%    1.02%         1.36%(c)
                                                               ========   ========  =======       =======
Ratio of Net Expenses to Average Net Assets..................    0.88%       0.90%    1.00%         1.00%(c)
                                                               ========   ========  =======       =======
Ratio of Net Investment Income (Losses) to Average Net Assets    0.81%       0.65%    0.54%         1.03%(c)
                                                               ========   ========  =======       =======
Portfolio Turnover Rate......................................   19.22%      33.78%   28.26%        49.70%
                                                               ========   ========  =======       =======

(a)Portfolio commenced operations July 31, 2001.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio                                              For the Year Ended December 31,
                                                                 -----------------------------------------------------------
(For a share outstanding throughout the period)                      2004         2003       2002       2001        2000
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.72    $     2.18  $   2.82  $     4.47  $     4.81
  Income from Investment Operations:
    Net Investment Income.......................................        0.0(e)         --        --          --          --
    Net Realized and Unrealized Gains (Losses) on Investments...       0.39          0.54     (0.59)      (0.83)       0.29
                                                                 ----------    ----------  --------  ----------  ----------
     Total from Investment Operations...........................       0.39          0.54     (0.59)      (0.83)       0.29
                                                                 ----------    ----------  --------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................         --            --        --          --          --
    Distributions from Realized Gains on Investments............         --            --     (0.05)      (0.82)      (0.63)
                                                                 ----------    ----------  --------  ----------  ----------
     Total Distributions........................................         --            --     (0.05)      (0.82)      (0.63)
                                                                 ----------    ----------  --------  ----------  ----------
Net Asset Value, End of Period.................................. $     3.11    $     2.72  $   2.18  $     2.82  $     4.47
                                                                 ==========    ==========  ========  ==========  ==========
Total Return(d).................................................     14.22%        24.69%   (21.15%)    (19.87%)      6.18%
                                                                 ==========    ==========  ========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,278,495    $1,187,542  $994,075  $1,341,876  $1,696,013
                                                                 ==========    ==========  ========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.52%         0.52%     0.52%       0.52%       0.52%
                                                                 ==========    ==========  ========  ==========  ==========
Ratio of Net Investment Income (Loss) to Average Net Assets.....      0.05%        (0.10%)   (0.11%)      0.08%       0.09%
                                                                 ==========    ==========  ========  ==========  ==========
Portfolio Turnover Rate.........................................     71.24%        63.21%    43.37%      70.40%      63.18%
                                                                 ==========    ==========  ========  ==========  ==========


                                                                                                  For the Period
                                                                                                 July 31, 2001(a)
International Growth Portfolio                                   For the Year Ended December 31,     through
                                                                 --------------------------------  December 31,
(For a share outstanding throughout the period)                    2004       2003      2002           2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.09   $  0.79   $   0.91       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.01      0.01         --            --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.23      0.30      (0.12)        (0.09)
                                                                 --------   -------   --------       -------
     Total from Investment Operations...........................     0.24      0.31      (0.12)        (0.09)
                                                                 --------   -------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)        --            --
    Distributions from Realized Gains on Investments............       --        --         --            --
                                                                 --------   -------   --------       -------
     Total Distributions........................................    (0.01)    (0.01)        --            --
                                                                 --------   -------   --------       -------
Net Asset Value, End of Period.................................. $   1.32   $  1.09   $   0.79       $  0.91
                                                                 ========   =======   ========       =======
Total Return(d).................................................   21.59%    38.99%    (12.34%)       (9.40%)
                                                                 ========   =======   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $110,498   $66,690   $ 35,373       $26,900
                                                                 ========   =======   ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.98%     1.25%      1.15%         1.25%(c)
                                                                 ========   =======   ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.98%     1.10%      1.10%         1.10%(c)
                                                                 ========   =======   ========       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....    0.81%     0.79%      0.62%         0.05%(c)
                                                                 ========   =======   ========       =======
Portfolio Turnover Rate.........................................   70.84%    58.09%     27.28%        18.45%
                                                                 ========   =======   ========       =======

(a)Portfolio commenced operations July 31, 2001.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity                                   For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.41  $   1.02  $   1.26  $   1.63  $   1.78
  Income from Investment Operations:
    Net Investment Income.......................................     0.03      0.03      0.02      0.02      0.02
    Net Realized and Unrealized Gains (Losses) on Investments...     0.24      0.38     (0.24)    (0.23)    (0.04)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.27      0.41     (0.22)    (0.21)    (0.02)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.03)    (0.02)    (0.02)    (0.03)    (0.04)
    Distributions from Realized Gains on Investments............       --        --        --     (0.13)    (0.09)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.03)    (0.02)    (0.02)    (0.16)    (0.13)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.65  $   1.41  $   1.02  $   1.26  $   1.63
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................   19.33%    40.46%   (17.40%)  (14.00%)   (0.79%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $980,977  $795,707  $563,102  $716,413  $809,617
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.72%     0.74%     0.74%     0.74%     0.73%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income (Loss) to Average Net Assets.....    2.23%     2.33%     1.72%     1.99%     1.77%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   18.65%    24.87%    30.94%    34.52%    26.95%
                                                                 ========  ========  ========  ========  ========

                                                                   For the    For the Period
                                                                  Year Ended  May 1, 2003(b)
AllianceBernstein Mid Cap Value Portfolio                        December 31,    through
(For a share outstanding throughout the period)                      2004      December 31,
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................   $  1.32       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................      0.01          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...      0.22          0.32
                                                                   -------       -------
     Total from Investment Operations...........................      0.23          0.33
                                                                   -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................     (0.01)        (0.00)(e)
    Distributions from Realized Gains on Investments............     (0.09)        (0.01)
                                                                   -------       -------
     Total Distributions........................................     (0.10)        (0.01)
                                                                   -------       -------
Net Asset Value, End of Period..................................   $  1.45       $  1.32
                                                                   =======       =======
Total Return(d).................................................    18.67%        33.16%
                                                                   =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................   $72,131       $44,091
                                                                   =======       =======
Ratio of Gross Expenses to Average Net Assets...................     0.89%         0.94%(c)
                                                                   =======       =======
Ratio of Net Expenses to Average Net Assets.....................     0.89%         0.93%(c)
                                                                   =======       =======
Ratio of Net Investment Income (Loss) to Average Net Assets.....     1.00%         0.70%(c)
                                                                   =======       =======
Portfolio Turnover Rate.........................................    33.05%         9.68%
                                                                   =======       =======

(b)Portfolio commenced operations on May 1, 2003.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio                                                 For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.28  $   0.95  $   1.12  $   1.14  $   1.11
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.01      0.01      0.01        --      0.02
    Net Realized and Unrealized Gains (Losses) on Investments...     0.19      0.33     (0.17)    (0.01)     0.16
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.20      0.34     (0.16)    (0.01)     0.18
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)       --     (0.02)
    Distributions from Realized Gains on Investments............    (0.01)       --        --     (0.01)    (0.13)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.02)    (0.01)    (0.01)    (0.01)    (0.15)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.46  $   1.28  $   0.95  $   1.12  $   1.14
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................   16.26%    35.01%   (14.54%)   (0.65%)   17.21%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $426,827  $342,500  $225,410  $210,734  $137,616
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.26%     0.27%     0.28%     0.31%     0.32%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    0.96%     0.92%     0.86%     1.06%     1.71%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   16.46%     9.74%    15.60%    19.06%    54.60%
                                                                 ========  ========  ========  ========  ========

                                                                   For the    For the Period
                                                                  Year Ended  May 1, 2003(b)
Janus Capital Appreciation Portfolio                             December 31,    through
(For a share outstanding throughout the period)                      2004      December 31,
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................   $  1.20       $  1.00
  Income from Investment Operations:                                  0.00(e)
    Net Investment Income (Loss)................................        --            --
    Net Realized and Unrealized Gains (Losses) on Investments...      0.23          0.20
                                                                   -------       -------
     Total from Investment Operations...........................      0.23          0.20
                                                                   -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................        --         (0.00)(e)
    Distributions from Realized Gains on Investments............        --         (0.00)(e)
                                                                   -------       -------
     Total Distributions........................................        --         (0.00)(e)
                                                                   -------       -------
Net Asset Value, End of Period..................................   $  1.43       $  1.20
                                                                   =======       =======
Total Return(d).................................................    19.67%        19.90%
                                                                   =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................   $56,690       $36,730
                                                                   =======       =======
Ratio of Expenses to Average Net Assets.........................     0.84%         0.90%(c)
                                                                   =======       =======
Ratio of Net Investment Income to Average Net Assets............    (0.03%)        0.07%(c)
                                                                   =======       =======
Portfolio Turnover Rate.........................................    25.42%        33.68%
                                                                   =======       =======

(b)Portfolio commenced operations on May 1, 2003.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


Growth Stock Portfolio                                                    For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.87  $   1.59  $   2.03  $   2.47  $   2.66
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.02      0.01      0.01      0.02      0.03
    Net Realized and Unrealized Gains (Losses) on Investments...     0.10      0.28     (0.43)    (0.36)    (0.09)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.12      0.29     (0.42)    (0.34)    (0.06)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.02)    (0.02)    (0.02)
    Distributions from Realized Gains on Investments............       --        --        --     (0.08)    (0.11)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.01)    (0.02)    (0.10)    (0.13)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.98  $   1.87  $   1.59  $   2.03  $   2.47
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................    6.67%    18.94%   (20.83%)  (14.22%)   (2.49%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $686,849  $665,871  $551,421  $696,578  $770,816
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.43%     0.43%     0.43%     0.43%     0.43%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    1.07%     0.77%     0.76%     1.01%     1.12%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   34.53%    40.89%    28.06%    27.98%    28.01%
                                                                 ========  ========  ========  ========  ========


Large Cap Core Stock Portfolio                                            For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.07  $   0.87  $   1.22  $   1.37  $   1.56
  Income from Investment Operations:
    Net Investment Income (Loss)................................     0.02      0.01      0.01      0.01      0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.06      0.20     (0.35)    (0.11)    (0.11)
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.08      0.21     (0.34)    (0.10)    (0.10)
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)    (0.01)    (0.01)    (0.01)    (0.01)
    Distributions from Realized Gains on Investments............       --        --        --     (0.04)    (0.08)
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.01)    (0.01)    (0.01)    (0.05)    (0.09)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.14  $   1.07  $   0.87  $   1.22  $   1.37
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................    8.16%    24.05%   (28.20%)   (7.77%)   (6.97%)
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $469,935  $447,554  $365,944  $548,672  $579,981
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.44%     0.46%     0.58%     0.58%     0.57%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    1.41%     1.07%     0.85%     0.75%     0.68%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................   33.64%    58.90%    29.20%    44.37%    47.67%
                                                                 ========  ========  ========  ========  ========

(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.


                                                                                                  For the Period
                                                                                                 July 31, 2001(a)
Capital Guardian Domestic Equity Portfolio                       For the Year Ended December 31,     through
                                                                 --------------------------------  December 31,
(For a share outstanding throughout the period)                    2004        2003      2002          2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.00    $   0.76  $   0.97      $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.02        0.01      0.01           --
    Net Realized and Unrealized Gains (Losses) on Investments...     0.15        0.24     (0.21)       (0.03)
                                                                 --------    --------  --------      -------
     Total from Investment Operations...........................     0.17        0.25     (0.20)       (0.03)
                                                                 --------    --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.01)      (0.01)    (0.01)          --
    Distributions from Realized Gains on Investments............    (0.02)         --        --           --
                                                                 --------    --------  --------      -------
     Total Distributions........................................    (0.03)      (0.01)    (0.01)          --
                                                                 --------    --------  --------      -------
Net Asset Value, End of Period.................................. $   1.14    $   1.00  $   0.76      $  0.97
                                                                 ========    ========  ========      =======
Total Return(d).................................................   16.85%      34.41%   (21.24%)      (2.19%)
                                                                 ========    ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $211,977    $136,099  $ 74,274      $40,722
                                                                 ========    ========  ========      =======
Ratio of Gross Expenses to Average Net Assets...................    0.62%       0.67%     0.70%        0.90%(c)
                                                                 ========    ========  ========      =======
Ratio of Net Expenses to Average Net Assets.....................    0.62%       0.67%     0.70%        0.75%(c)
                                                                 ========    ========  ========      =======
Ratio of Net Investment Income to Average Net Assets............    1.63%       1.84%     1.54%        1.32%(c)
                                                                 ========    ========  ========      =======
Portfolio Turnover Rate.........................................   32.97%      29.20%    22.42%       18.98%
                                                                 ========    ========  ========      =======

                                                                   For the    For the Period
                                                                  Year Ended  May 1, 2003(b)
T. Rowe Price Equity Income Portfolio                            December 31,    through
(For a share outstanding throughout the period)                      2004      December 31,
------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................   $  1.22       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................      0.02          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...      0.17          0.23
                                                                   -------       -------
     Total from Investment Operations...........................      0.19          0.24
                                                                   -------       -------
  Less Distributions:
    Distributions from Net Investment Income....................     (0.02)        (0.01)
    Distributions from Realized Gains on Investments............     (0.04)        (0.01)
                                                                   -------       -------
     Total Distributions........................................     (0.06)        (0.02)
                                                                   -------       -------
Net Asset Value, End of Period..................................   $  1.35       $  1.22
                                                                   =======       =======
Total Return(d).................................................    15.16%        23.64%
                                                                   =======       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................   $89,747       $47,664
                                                                   =======       =======
Ratio of Gross Expenses to Average Net Assets...................     0.69%         0.77%(c)
                                                                   =======       =======
Ratio of Net Expenses to Average Net Assets.....................     0.69%         0.75%(c)
                                                                   =======       =======
Ratio of Net Investment Income to Average Net Assets............     1.74%         1.88%(c)
                                                                   =======       =======
Portfolio Turnover Rate.........................................    15.21%        27.27%
                                                                   =======       =======

(a)Portfolio commenced operations July 31, 2001.
(b)Portfolio commenced operations on May 1, 2003.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio                                                      For the Year Ended December 31,
                                                                 -----------------------------------------------------------
(For a share outstanding throughout the period)                     2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     2.72  $     2.17  $     2.87  $     3.41  $     3.89
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.05        0.04        0.03        0.03        0.04
    Net Realized and Unrealized Gains (Losses) on Investments...       0.24        0.56       (0.64)      (0.43)      (0.37)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.29        0.60       (0.61)      (0.40)      (0.33)
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.04)      (0.04)      (0.03)      (0.04)      (0.04)
    Distributions from Realized Gains on Investments............      (0.03)      (0.01)      (0.06)      (0.10)      (0.11)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.07)      (0.05)      (0.09)      (0.14)      (0.15)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     2.94  $     2.72  $     2.17  $     2.87  $     3.41
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(d).................................................     10.70%      28.43%     (22.07%)    (11.88%)     (8.75%)
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $1,904,122  $1,756,120  $1,362,881  $1,821,875  $2,072,937
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.20%       0.20%       0.21%       0.21%       0.20%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      1.83%       1.59%       1.40%       1.13%       1.08%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................      3.45%       2.44%       6.55%       2.92%       6.47%
                                                                 ==========  ==========  ==========  ==========  ==========


                                                                                                  For the Period
                                                                                                 July 31, 2001(a)
Asset Allocation Portfolio                                       For the Year Ended December 31,     through
                                                                 --------------------------------  December 31,
(For a share outstanding throughout the period)                    2004      2003       2002           2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.02  $   0.86   $   0.97       $  1.00
  Income from Investment Operations:
    Net Investment Income.......................................     0.02      0.02       0.01          0.01
    Net Realized and Unrealized Gains (Losses) on Investments...     0.08      0.16      (0.11)        (0.03)
                                                                 --------  --------   --------       -------
     Total from Investment Operations...........................     0.10      0.18      (0.10)        (0.02)
                                                                 --------  --------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income....................       --     (0.02)     (0.01)        (0.01)
    Distributions from Realized Gains on Investments............       --        --         --            --
                                                                 --------  --------   --------       -------
     Total Distributions........................................       --     (0.02)     (0.01)        (0.01)
                                                                 --------  --------   --------       -------
Net Asset Value, End of Period.................................. $   1.12  $   1.02   $   0.86       $  0.97
                                                                 ========  ========   ========       =======
Total Return(d).................................................   10.02%    20.63%    (10.26%)       (2.10%)
                                                                 ========  ========   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $196,568  $130,478   $ 87,260       $40,116
                                                                 ========  ========   ========       =======
Ratio of Gross Expenses to Average Net Assets...................    0.64%     0.73%      0.87%         0.92%(c)
                                                                 ========  ========   ========       =======
Ratio of Net Expenses to Average Net Assets.....................    0.64%     0.73%      0.75%         0.75%(c)
                                                                 ========  ========   ========       =======
Ratio of Net Investment Income to Average Net Assets............    1.90%     1.83%      2.18%         2.19%(c)
                                                                 ========  ========   ========       =======
Portfolio Turnover Rate.........................................  116.65%   103.77%    112.73%        55.88%
                                                                 ========  ========   ========       =======

(a)Portfolio commenced operations July 31, 2001.
(c)Computed on an annualized basis.
(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Balanced Portfolio                                                             For the Year Ended December 31,
                                                                 -----------------------------------------------------------
(For a share outstanding throughout the period)                     2004        2003        2002        2001        2000
----------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $     1.85  $     1.62  $     1.82  $     2.03  $     2.22
  Income from Investment Operations:
    Net Investment Income (Loss)................................       0.05        0.05        0.06        0.08        0.08
    Net Realized and Unrealized Gains (Losses) on Investments...       0.09        0.24       (0.20)      (0.13)      (0.09)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total from Investment Operations...........................       0.14        0.29       (0.14)      (0.05)      (0.01)
                                                                 ----------  ----------  ----------  ----------  ----------
  Less Distributions:
    Distributions from Net Investment Income....................      (0.05)      (0.06)      (0.06)      (0.08)      (0.07)
    Distributions from Realized Gains on Investments............      (0.07)         --          --       (0.08)      (0.11)
                                                                 ----------  ----------  ----------  ----------  ----------
     Total Distributions........................................      (0.12)      (0.06)      (0.06)      (0.16)      (0.18)
                                                                 ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.................................. $     1.87  $     1.85  $     1.62  $     1.82  $     2.03
                                                                 ==========  ==========  ==========  ==========  ==========
Total Return(d).................................................      7.89%      17.99%      (7.54%)     (3.15%)     (0.17%)
                                                                 ==========  ==========  ==========  ==========  ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $2,983,179  $2,891,488  $2,561,529  $3,011,137  $3,253,199
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Expenses to Average Net Assets.........................      0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ==========  ==========  ==========  ==========  ==========
Ratio of Net Investment Income to Average Net Assets............      2.71%       2.74%       3.08%       3.75%       3.47%
                                                                 ==========  ==========  ==========  ==========  ==========
Portfolio Turnover Rate.........................................    100.02%      69.56%      53.12%      50.37%      24.36%
                                                                 ==========  ==========  ==========  ==========  ==========


High Yield Bond Portfolio                                                  For the Year Ended December 31,
                                                                 ----------------------------------------------------
(For a share outstanding throughout the period)                    2004        2003       2002      2001      2000
---------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   0.73  $   0.56     $   0.65  $   0.69  $   0.82
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.05         0.07      0.08      0.09
    Net Realized and Unrealized Gains (Losses) on Investments...     0.03      0.12        (0.09)    (0.04)    (0.13)
                                                                 --------  --------     --------  --------  --------
     Total from Investment Operations...........................     0.08      0.17        (0.02)     0.04     (0.04)
                                                                 --------  --------     --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.05)    (0.00)(e)    (0.07)    (0.08)    (0.09)
    Distributions from Realized Gains on Investments............       --        --           --        --        --
                                                                 --------  --------     --------  --------  --------
     Total Distributions........................................    (0.05)       --        (0.07)    (0.08)    (0.09)
                                                                 --------  --------     --------  --------  --------
Net Asset Value, End of Period.................................. $   0.76  $   0.73     $   0.56  $   0.65  $   0.69
                                                                 ========  ========     ========  ========  ========
Total Return(d).................................................   12.76%    29.06%       (2.89%)    5.03%    (4.60%)
                                                                 ========  ========     ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $229,312  $199,371     $137,553  $147,670  $138,207
                                                                 ========  ========     ========  ========  ========
Ratio of Gross Expenses to Average Net Assets...................    0.50%     0.52%        0.54%     0.53%     0.53%
                                                                 ========  ========     ========  ========  ========
Ratio of Net Expenses to Average Net Assets.....................    0.50%     0.52%        0.54%     0.53%     0.52%
                                                                 ========  ========     ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    7.42%     8.66%       10.37%    10.48%    10.90%
                                                                 ========  ========     ========  ========  ========
Portfolio Turnover Rate.........................................  162.00%   182.10%       89.20%    96.41%   124.91%
                                                                 ========  ========     ========  ========  ========

(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)Amount is less than $0.005.

   The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

 Financial Highlights


Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio                                                     For the Year Ended December 31,
                                                                 -------------------------------------------------
(For a share outstanding throughout the period)                    2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period............................ $   1.26  $   1.27  $   1.20  $   1.16  $   1.13
  Income from Investment Operations:
    Net Investment Income.......................................     0.05      0.05      0.05      0.06      0.08
    Net Realized and Unrealized Gains (Losses) on Investments...     0.01      0.02      0.09      0.05      0.03
                                                                 --------  --------  --------  --------  --------
     Total from Investment Operations...........................     0.06      0.07      0.14      0.11      0.11
                                                                 --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income....................    (0.05)    (0.05)    (0.06)    (0.07)    (0.08)
    Distributions from Realized Gains on Investments............    (0.04)    (0.03)    (0.01)       --        --
                                                                 --------  --------  --------  --------  --------
     Total Distributions........................................    (0.09)    (0.08)    (0.07)    (0.07)    (0.08)
                                                                 --------  --------  --------  --------  --------
Net Asset Value, End of Period.................................. $   1.23  $   1.26  $   1.27  $   1.20  $   1.16
                                                                 ========  ========  ========  ========  ========
Total Return(d).................................................    4.75%     5.49%    12.09%    10.37%    10.21%
                                                                 ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)........................ $661,027  $621,325  $584,018  $405,406  $291,678
                                                                 ========  ========  ========  ========  ========
Ratio of Expenses to Average Net Assets.........................    0.30%     0.30%     0.30%     0.30%     0.30%
                                                                 ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets............    3.99%     4.03%     5.01%     6.15%     6.84%
                                                                 ========  ========  ========  ========  ========
Portfolio Turnover Rate.........................................  213.87%   137.05%   184.37%   151.27%   139.89%
                                                                 ========  ========  ========  ========  ========


Money Market Portfolio                                        For the Year Ended December 31,
                                                     -------------------------------------------------
(For a share outstanding throughout the period)        2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period................ $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
  Income from Investment Operations:
    Net Investment Income...........................     0.01      0.01      0.02      0.04      0.06
                                                     --------  --------  --------  --------  --------
     Total from Investment Operations...............     0.01      0.01      0.02      0.04      0.06
                                                     --------  --------  --------  --------  --------
  Less Distributions:
    Distributions from Net Investment Income........    (0.01)    (0.01)    (0.02)    (0.04)    (0.06)
                                                     --------  --------  --------  --------  --------
     Total Distributions............................    (0.01)    (0.01)    (0.02)    (0.04)    (0.06)
                                                     --------  --------  --------  --------  --------
Net Asset Value, End of Period...................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                     ========  ========  ========  ========  ========
Total Return(d).....................................    1.43%     1.23%     1.65%     3.91%     6.28%
                                                     ========  ========  ========  ========  ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)............ $344,468  $399,873  $501,313  $458,689  $384,455
                                                     ========  ========  ========  ========  ========
Ratio of Gross Expenses to Average Net Assets(f)....    0.30%     0.30%     0.30%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Expenses to Average Net Assets(f)......    0.00%     0.00%     0.27%     0.30%     0.30%
                                                     ========  ========  ========  ========  ========
Ratio of Net Investment Income to Average Net Assets    1.41%     1.23%     1.63%     3.76%     6.08%
                                                     ========  ========  ========  ========  ========

(d)Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.
(f)For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 ("Gross Expense Ratio") and after such waiver ("Net Expense Ratio"). The fee waiver ended on December 31, 2004.

   The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           Financial Highlights

 Notes to Financial Statements


Northwestern Mutual Series Fund, Inc.
December 31, 2004

Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the latest bid price. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss

Notes to Financial Statements

 Notes to Financial Statements


equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. For the year ended December 31, 2004, the Balanced and Select Bond Portfolios earned $668,836 and $237,170, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2004, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                   Value of        Value of
                  Portfolio   Securities on Loan  Collateral
                  ---------   ------------------ ------------
                  Balanced...    $165,690,223    $169,514,375
                  Select Bond      60,110,744      61,538,750

As of December 31, 2004, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.

Note 7 -- The Asset Allocation, Balanced and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2004, the following mortgage dollar rolls were outstanding:

                                                       Obligation
              Portfolio           Cost        Value    Liability
              ---------        ----------- ----------- -----------
              Asset Allocation $   832,344 $   829,520 $   834,235
              Balanced........  28,369,720  28,271,061  28,434,401
              Select Bond.....  19,601,555  19,530,944  19,646,540

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio's Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/35. The weighted average interest rate was 5.04% for the Asset Allocation Portfolio, 5.01% for the Balanced Portfolio, and 4.97% for the Select Bond Portfolio.

Note 8 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2004, transactions in securities other than money market investments were:

                                                     U.S.       Total    U.S. Govt.
                                          Total      Govt.     Security   Security
                                        Security   Security     Sales/     Sales/
Portfolio                               Purchases  Purchases  Maturities Maturities
---------                               ---------- ---------- ---------- ----------
                                                  (Amounts in thousands)
Small Cap Growth Stock................. $  327,093 $       -- $  327,606 $       --
T. Rowe Price Small Cap Value..........     70,599         --     28,459         --
Aggressive Growth Stock................    823,943         --    883,547         --
International Growth...................     79,845         --     56,396         --
Franklin Templeton International Equity    186,334         --    151,580         --
AllianceBernstein Mid Cap Value........     34,268         --     17,203         --
Index 400 Stock........................     65,804         --     57,144         --
Janus Capital Appreciation.............     14,908         --      9,657         --
Growth Stock...........................    217,166         --    243,022         --
Large Cap Core Stock...................    146,925         --    155,679         --
Capital Guardian Domestic Equity.......     94,874         --     51,359         --
T. Rowe Price Equity Income............     40,085         --      9,582         --
Index 500 Stock........................     60,801         --     66,318
Asset Allocation.......................    138,761     75,970     93,814     75,446
Balanced...............................  1,317,032  1,399,087  1,062,984  1,470,018
High Yield Bond........................    339,832         --    316,609         --
Select Bond............................    806,314    545,150    686,775    599,409

                                                  Notes to Financial Statements

 Notes to Financial Statements



Note 9 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

                      Portfolio                       Fee
                      ---------                       ----
                      T. Rowe Price Small Cap Value.. .85%
                      AllianceBernstein Mid Cap Value .85%
                      Index 400 Stock................ .25%
                      Index 500 Stock................ .20%
                      Balanced....................... .30%
                      Select Bond.................... .30%
                      Money Market................... .30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                                  First   Next
                                                   $50     $50
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Small Cap Growth Stock.................  .80%    .65%    .50%
         Aggressive Growth Stock................  .80%    .65%    .50%
         Franklin Templeton International Equity  .85%    .65%    .65%
         Growth Stock...........................  .60%    .50%    .40%
         Large Cap Core Stock...................  .60%    .50%    .40%
         High Yield Bond........................  .60%    .50%    .40%

                                                  First   Next
                                                  $100    $150
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         International Growth...................  .75%    .65%    .55%
         Capital Guardian Domestic Equity.......  .65%    .55%    .50%
         Asset Allocation.......................  .60%    .50%    .40%

                                                  First
                                                  $500
         Portfolio                               Million Excess
         ---------                               ------- -------
         T. Rowe Price Equity Income............  .65%    .60%

                                                  First   Next
                                                  $100    $400
         Portfolio                               Million Million Excess
         ---------                               ------- ------- ------
         Janus Capital Appreciation.............  .80%    .75%    .70%

Mason Street Advisors, LLC ("MSA"), a wholly owned subsidiary of Northwestern Mutual and the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

            Portfolio                                 Experation
            ---------                              -----------------
            T. Rowe Price Small Cap Value... 1.00% December 31, 2006
            International Growth............ 1.10% December 31, 2006
            AllianceBernstein Mid Cap Value. 1.00% December 31, 2008
            Janus Capital Appreciation...... 0.90% December 31, 2008
            Capital Guardian Domestic Equity 0.75% December 31, 2006
            T. Rowe Price Equity Income..... 0.75% December 31, 2008
            Asset Allocation................ 0.75% December 31, 2006

MSA voluntarily waived its management fee from December 2, 2002 to December 31, 2004 for the Money Market Portfolio.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2004, the amounts paid through expense offset arrangements were as follows:

                    Portfolio                        Amount
                    ---------                        ------
                    Small Cap Growth Stock.......... $1,098
                    T. Rowe Price Small Cap Value...    646
                    Aggressive Growth Stock.........  4,204
                    AllianceBernstein Mid Cap Value.    610
                    Index 400 Stock.................    904
                    Janus Capital Appreciation......    343
                    Growth Stock....................    610
                    Large Cap Core Stock............    834
                    Capital Guardian Domestic Equity    834
                    T. Rowe Price Equity Income.....    198
                    Index 500 Stock.................    454
                    Asset Allocation................    905
                    High Yield Bond.................  2,535

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Templeton Investment Counsel, LLC. ("Templeton Counsel"), Alliance Capital Management L.P., ("Alliance Capital Management"), Janus Capital Management, LLC ("Janus Capital") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio's average daily net assets. MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. MSA pays Alliance Capital Management .72% on the first $25 million of the Portfolio's assets, .54% on the next $225 million, and .50% in excess of $250 million, with a minimum amount of $16,000. MSA pays Janus Capital .55% on the first $100 million of the Portfolio's assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million. For the

Notes to Financial Statements

 Notes to Financial Statements


T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% of the Portfolio's assets, reduced to .35% on assets in excess of $500 million.

Commissions paid on Portfolio transactions to an affiliated broker for the year ended December 31, 2004, were as follows:

                    Portfolio                       Amount
                    ---------                       -------
                    Small Cap Growth Stock......... $19,510
                    T. Rowe Small Cap Value........     165
                    Aggressive Growth Stock........  61,610
                    AllianceBernstein Mid Cap Value  30,068
                    T. Rowe Price Equity Income....     440

Note 10 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post-October losses and capital loss carryovers as of December 31, 2004 is provided below:

                                          Post-October
                                             Losses        Capital Loss Carryovers
                                        ---------------- ----------------------------
                                                Foreign                      Utilized
Portfolio                               Capital Currency  Amount  Expiration in 2004
---------                               ------- -------- -------- ---------- --------
                                                   (Amounts in Thousands)
Small Cap Growth Stock................. $   --    $--    $     --        --  $25,605
T. Rowe Price Small Cap Value..........     --     --          --        --       --
Aggressive Growth Stock................     --     --     108,215 2010-2011   95,296
International Growth...................     --     --         597   2011       4,716
Franklin Templeton International Equity     --     24      66,733 2010-2011   53,475
AllianceBernstein Mid Cap Value........     --     --          --        --       --
Index 400 Stock........................     --     --          --        --       --
Janus Capital Appreciation.............     40     --         507   2012          --
Growth Stock...........................     --     --      65,078 2009-2010   30,055
Large Cap Core Stock...................     --     --     165,188 2009-2012       --
Capital Guardian Domestic Equity.......     --     --          --        --    3,619
T. Rowe Price Equity Income............     --     --          --        --       --
Index 500 Stock........................     --     --          --        --       --
Asset Allocation.......................     --     --          --        --      556
Balanced...............................     --     --          --        --       --
High Yield Bond........................     --     --      65,399 2007-2010   11,029
Select Bond............................  1,092     --          --        --       --

Note 11 -- Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 12 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2004 and the year ended December 31, 2003 are summarized below:

                                               2004           2003
         Portfolio                        Reimbursements Reimbursements
         ---------                        -------------- --------------
         International Growth............   $  101,251     $   68,922
         Franklin Templeton International
          Equity.........................    1,778,426      1,469,313

                                                  Notes to Financial Statements

 Notes to Financial Statements




             Note 13 -- Distributions to Shareholders

             When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains.The tax character of distributions paid for the periods ended December 31, 2004 and December 31, 2003 were as follows:

                                                   2004 Distributions Paid From: 2003 Distributions Paid From:
                                                   ----------------------------- -----------------------------
                                                   Ordinary      Long-term       Ordinary      Long-term
Portfolio                                           Income      Capital Gain      Income      Capital Gain
---------                                          --------     ------------     --------     ------------
                                                             (Amounts in Thousands)
Small Cap Growth Stock............................ $    --        $    --        $    --         $   --
T. Rowe Price Small Cap Value.....................     902          1,354             --             --
Aggressive Growth Stock...........................      --             --             --             --
International Growth..............................     625             --            420             --
Franklin Templeton International Equity...........  14,573             --         11,039             --
AllianceBernstein Mid Cap Value...................   2,223          2,546            541             --
Index 400 Stock...................................   2,523          2,269          1,934             --
Janus Capital Appreciation........................      51             --             91             --
Growth Stock......................................   4,542             --          4,774             --
Large Cap Core Stock..............................   4,200             --          3,770             --
Capital Guardian Domestic Equity..................   2,660          2,783          1,804             --
T. Rowe Price Equity Income.......................   2,041          1,278            651             --
Index 500 Stock...................................  27,018         16,059         21,914          8,037
Asset Allocation..................................      --             --          2,122             --
Balanced..........................................  79,236         98,256         85,974             --
High Yield Bond...................................  14,554             --            362             --
Select Bond.......................................  39,008          4,298         38,274             --
Money Market......................................   5,155             --          5,836             --


                 As of December 31 2004, the tax basis amounts were as follows:

                                                   Undistributed Undistributed               Unrealized
                                                     Ordinary      Long-term   Accumulated  Appreciation
Portfolio                                             Income         Gains       Losses    (Depreciation)
---------                                          ------------- ------------- ----------- --------------
                                                                   (Amounts in Thousands)
Small Cap Growth Stock............................   $     --       $ 4,453     $      --     $ 92,100
T. Rowe Price Small Cap Value.....................      3,947         2,533            --       49,467
Aggressive Growth Stock...........................        634            --      (108,215)     251,252
International Growth..............................         77            --          (597)      27,931
Franklin Templeton International Equity...........     18,202            --       (66,757)     225,375
AllianceBernstein Mid Cap Value...................         72           260            --       14,295
Index 400 Stock...................................      6,204        18,537            --       75,445
Janus Capital Appreciation........................         --            --          (547)      14,602
Growth Stock......................................      7,067            --       (65,078)      85,167
Large Cap Core Stock..............................      6,146            --      (165,188)      66,322
Capital Guardian Domestic Equity..................         59         4,773            --       32,543
T. Rowe Price Equity Income.......................        165           583            --       13,229
Index 500 Stock...................................     33,494        31,634            --      484,526
Asset Allocation..................................      3,233         3,390            --       21,636
Balanced..........................................    103,513        15,994            --      666,572
High Yield Bond...................................     15,558            --       (65,399)       9,028
Select Bond.......................................     29,345            --        (1,092)      (1,879)

Notes to Financial Statements

 Report of Independent Registered Public Accounting Firm


                                    [GRAPHIC]

PricewaterhouseCoopers

PricewaterhouseCoopers LLP
100 E. Wisconsin Ave.
Suite 1500
Milwaukee WI 53202
Telephone (414) 212-1600
Facsimile (414) 212-1880

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 31, 2005

                        Report of Independent Registered Public Accounting Firm

 Proxy Voting and Portfolio Holdings



Proxy Voting Guidelines
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available (i) on the Commission's website at http://www.sec.gov and (ii) at the Commission's Public Reference Room.

Proxy Voting and Portfolio Holdings

 Director and Officer Information (Unaudited)


Northwestern Mutual Series Fund, Inc.


The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of February 1, 2005. Effective May 1, 2003, each director shall serve for a twelve-year term commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Louis A. Holland (63)     Director     Since 2003  29                   Packaging Corporation of
Suite 700                                                               America;
1 North Wacker Drive                                                    Lou Holland Growth Fund
Chicago, IL 60606

Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.; Portfolio Manager, Lou Holland Growth Fund
----------------------------------------------------------------------------------------------------
Elizabeth L. Majers (46)  Director     Since 2003  29                   None
370 Shadowood Lane
Northfield, IL 60093

Principal Occupation During Past 5 Years: Partner, McDermott, Will & Emery (international law firm)
----------------------------------------------------------------------------------------------------
William A. McIntosh (65)  Director     Since 1997  29                   MGIC Investment Corporation;
525 Sheridan Road                                                       Comdisco Holding Company,
Kenilworth, IL 60043                                                    Inc.

Principal Occupation During Past 5 Years: Financial consulting since 1998; Adjunct Faculty Member,
Howard University
----------------------------------------------------------------------------------------------------
Michael G. Smith (60)     Director     Since 2003  29                   Trustee of Ivy Fund
221 North Adams
Hinsdale, IL 60521

Principal Occupation During Past 5 Years: Private investor; retired since 1999. From 1987 to 1999,
Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch and Co.,
Inc.
----------------------------------------------------------------------------------------------------
Martin F. Stein (67)      Director     Since 1995  29                   Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes
Stein Optical and Eye Q optical centers
(retail sales of eyewear)
----------------------------------------------------------------------------------------------------

Other Directors
                                                   Number of Portfolios
                                       Length of   in Fund Complex
Name Age and Address      Position     Time Served Overseen by Director Other Directorships Held
----------------------------------------------------------------------------------------------------
Edward J. Zore (59)       Chairman     Since 2000  29                   Manpower, Inc.;
720 East Wisconsin Avenue and Director                                  Trustee of Northwestern
Milwaukee, WI 53202                                                     Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern
Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President
----------------------------------------------------------------------------------------------------

Officers
Mark G. Doll........................................................... President
Walter M. Givler....................................................... Chief Financial Officer
Michael W. Zielinski................................................... Secretary
Barbara E. Courtney.................................................... Controller

                                               Director and Officer Information

                              REPORT ON FORM N-CSR
               RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

          [Attached EDGARIZED ANNUAL REPORT]

Item 2.   Code of Ethics

          As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.   Audit Committee Financial Expert

          The Registrant's board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Louis A. Holland and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.   Principal Accountant Fees and Services

          (a) Audit Fees

          Audit Fees and Expenses of Registrant                2003       2004
                                                             --------   --------
                                                             $282,000   $303,000

          (b) Audit Related Fees

          Audit-Related Fees and Expenses of
          Registrant                                         2003   2004
                                                             ----   ----
                                                              $0     $0

          (c) Tax Fees                                         2003      2004
                                                             -------   -------
                                                             $40,261   $47,078

             Review of dividend declarations
             Review of excise tax calculations
             Non-U.S. tax compliance

          (d) All Other Fees                                 2003   2004
                                                             ----   ----
                                                              $0     $0

          (e)(1) It is the audit committee's policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant's auditor by (1) the Registrant's investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

          (f) Not applicable.

          (g) Aggregate non-audit fees of
          Registrant and related service
          providers                                             2003       2004
                                                              --------   -------
                                                              $127,300   $71,500
                                                                         -------

          (h) The Registrant's audit committee has considered whether the auditor's provision of non-audit services to the Registrant's related service providers is compatible with the auditor's independence.

Item 5.   Audit Committee of Listed Registrants

          Not applicable.

Item 6.   Schedule of Investments

          Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

          Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

          Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

          Not applicable.

Item 11.  Disclosure Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

          (b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits

          (a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

          (a)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

          (a)(3) Not applicable.

          (b) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.


By: /s/ Mark G. Doll
    ---------------------------------
    Mark G. Doll, President

Date: February 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Mark G. Doll
    ---------------------------------
    Mark G. Doll, President

Date: February 7, 2005


By: /s/ Walter M. Givler
    ---------------------------------
    Walter M. Givler, Vice-President,
    Chief Financial Officer and
    Treasurer

Date: February 7, 2005